Exhibit 10.40

FIRST AMENDMENT TO LEASE (NON-CPLV)
THIS FIRST AMENDMENT TO LEASE (NON-CPLV) (this “First Amendment”), is made as of December 22, 2017, by and among the entities listed on Schedule A attached hereto (collectively, and together with their respective successors and assigns, “Landlord”), and CEOC, LLC, a Delaware limited liability company, and the entities listed on Schedule B attached hereto (collectively, and together with their respective successors and assigns, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain LEASE (NON-CPLV) dated as of October 6, 2017 (the “Lease”). Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Lease;
B.Pursuant to that certain Purchase and Sale Agreement dated as of November 29, 2017, Vegas Development LLC, a Delaware limited liability company (“Seller”), intends to sell and convey to Eastside Convention Center, LLC, a Delaware limited liability company (“Buyer”), and Buyer desires to purchase and acquire all of the equity in the owner of that certain parcel of real property and the buildings and other improvements, if any, constructed thereon, having the following Clark County Assessor Parcel Numbers: 162-16-410-060 through 162-16-410-089, inclusive, located in Clark County, Nevada (collectively, the “Eastside Property”);
C.The Eastside Property is part of the “Land”;
D.The Eastside Property is part of the “Las Vegas land assemblage”;
E.Buyer intends to develop certain improvements on the Eastside Property and other portions of the “Las Vegas land assemblage”;
F.As set forth in the minutes of the June 14-15, 2017 meeting, the Iowa Racing and Gaming Commission (“IRGC”) unanimously approved the Lease as presented.
G.The Parties recently realized that Harveys BR Management Company, Inc. (“Harveys BR Management”) was not identified as a party to the Lease when it was previously submitted to the Iowa Racing and Gaming Commission for approval in June, 2017.
H.The Parties now desire to amend the Lease to remove the Eastside Property from the “Land” and the “Las Vegas land assemblage”, address certain scrivener’s errors in a certain exhibit and schedule and such other items as more particularly described herein, and, out of an abundance of caution, confirm that the inclusion of Harveys BR Management is subject to approval by the IRGC and work together in good faith to obtain the approval.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties do hereby stipulate, covenant and agree as follows:
1.Removal of Eastside Property.
(a)    Exhibit B of the Lease is hereby deleted in its entirety and is replaced with Exhibit B attached hereto.
(b)    Exhibit F of the Lease is hereby deleted in its entirety and is replaced with Exhibit F attached hereto, which for purposes of clarification removes from the legal descriptions of the “Las Vegas land assemblage” the Eastside Property.
2.Corrections
(a)Rows numbered 1 and 2 of Exhibit A of the Lease are hereby deleted in their entirety and are replaced with rows numbered 1 and 2 set forth on Exhibit A attached hereto.
(b)Schedule 1 of the Lease is hereby deleted in its entirety and is replaced with Schedule 1 attached hereto.
(c)The definition of “Intercreditor Agreement” in the Lease is hereby deleted in its entirety and replaced with the following:

““Intercreditor Agreement”: That certain Intercreditor Agreement, dated as of the date hereof, by and among Landlord, Credit Suisse AG, Cayman Islands Branch, as Credit Agreement Collateral Agent (as defined therein), each additional Tenant Financing Collateral Agent (as defined therein) that becomes a party thereto pursuant to Section 9.6 thereof, Tenant and Wilmington Trust, National Association, as collateral agent for the First Lien Secured Parties, Wilmington Trust, as Authorized Representative for the Credit Agreement Secured Parties and UMB Bank, National Association, as Authorized Representative for the Initial Other First Lien Secured Parties and Wilmington Trust, National Association as Credit Agreement Agent, UMB Bank, National Association as Initial Other First Priority Lien Obligations Agent and UMB Bank, National Association, as trustee under the Second Priority Senior Secured Notes Indenture and as collateral agent under the Collateral Agreement (Second Lien) dated as of October 6, 2017, among the Issuers, certain other Grantors and the Trustee in respect of the Second Priority Senior Secured Notes Indenture, each as lender under the Landlord Financing Agreement (as defined therein), and any Fee Mortgagee that becomes a party thereto in accordance with Section 31.1 hereof.”
3.Inclusion of Harveys BR Management as Party to the Lease.
The Parties hereby acknowledge and agree that the inclusion of Harveys BR Management as a party to the Lease is subject to the approval of the IRGC to the extent not previously approved by the IRGC’s public meeting on June 15, 2017. The Parties agree to work together in good faith to obtain such approval at the IRGC’s public meeting on January 5, 2018.
4.Amendment to Memorandum of Lease. In connection with this First Amendment, Landlord and Tenant will cause to be executed and delivered an amendment to that certain Memorandum of Lease dated as of October 6, 2017, and recorded in the Office of the County Recorder of Clark County, Nevada, on October 12, 2017, Instrument No. 20171012-0001186, in substantially the form as Exhibit C, attached hereto.
5.Amendment to Financing Statement. In connection with this First Amendment, Landlord authorizes any Tenant to file an amendment to that certain UCC Financing Statement filed on October 30, 2017, in the Clark County Real Estate Records, in which certain Landlord Parties were named as the “Secured Party” therein, which amendment shall remove the Eastside Property from the Collateral described in such financing statement.
6.Reaffirmation. Landlord and Tenant acknowledge and agree that the Lease, as amended herein, constitutes the entire agreement by and between Landlord and Tenant relating to the Leased Property, and supersedes any and all other agreements written or oral between the Parties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.
7.Miscellaneous.
a.This First Amendment shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Lease without regard to its conflicts of law principles. The Parties hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this First Amendment.
b.If any provision of this First Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this First Amendment will remain in full force and effect.
c.Neither this First Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, waiver, discharge or termination is sought.
d.The paragraph headings and captions contained in this First Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this First Amendment or any of the provisions or terms hereof.
e.This First Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.
f.This First Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

LANDLORD:

[________________________]
By:    __________________________________________________________
Name:
Title:
[________________________]
By:     __________________________________________________________
Name:
Title:
TENANT:
[________________________]
By:     __________________________________________________________
Name:
Title:
[________________________]
By:     __________________________________________________________
Name:
Title:

Schedule A
LANDLORD ENTITIES
Horseshoe Council Bluffs LLC
Harrah’s Council Bluffs LLC
Harrah’s Metropolis LLC
Horseshoe Southern Indiana LLC
New Horseshoe Hammond LLC
Horseshoe Bossier City Prop LLC
Harrah’s Bossier City LLC
New Harrah’s North Kansas City LLC
Grand Biloxi LLC
Horseshoe Tunica LLC
New Tunica Roadhouse LLC
Caesars Atlantic City LLC
Bally’s Atlantic City LLC
Harrah’s Lake Tahoe LLC
Harvey’s Lake Tahoe LLC
Harrah’s Reno LLC
Bluegrass Downs Property Owner LLC
Vegas Development LLC
Vegas Operating Property LLC
Miscellaneous Land LLC
Propco Gulfport LLC

Schedule B
TENANT ENTITIES
CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.
Caesars Entertainment Operating Company, Inc.
HBR Realty Company LLC
Harveys Iowa Management Company LLC
Southern Illinois Riverboat/Casino Cruises LLC
Caesars Riverboat Casino LLC
Roman Holding Company of Indiana LLC
Horseshoe Hammond, LLC
Horseshoe Entertainment
Harrah’s Bossier City Investment Company, LLC
Harrah’s North Kansas City LLC
Grand Casinos of Biloxi, LLC
Robinson Property Group LLC
Tunica Roadhouse LLC
Boardwalk Regency LLC
Caesars New Jersey LLC
Bally’s Park Place LLC
Harveys Tahoe Management Company LLC
Players Bluegrass Downs LLC
Casino Computer Programming, Inc.
Harveys BR Management Company, Inc.
Hole in the Wall, LLC

Schedule 1

GAMING LICENSES

UniqueID	Legal Entity Name	License Category	Type of License	Issuing Agency	State	Description of License
294	Bally's Park Place LLC	Gaming	Lottery License	State of NJ, Lottery Commission	New Jersey	Bally’s Atlantic City
446	Bally's Park Place LLC	Gaming	Gaming License	State of New Jersey, New Jersey Casino Commission	New Jersey	Bally's Atlantic City
447	Boardwalk Regency LLC	Gaming	Gaming License	State of New Jersey, New Jersey Casino Commission	New Jersey	Caesars Atlantic City
451	CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.	Gaming	Gaming License	State of Nevada, Nevada Gaming Commission	Nevada	Harrah's Reno
458	Caesars Riverboat Casino, LLC	Gaming	Gaming License	State of Indiana, Indiana Gaming Commission	Indiana	Horseshoe Southern Indiana
192	Casino Computer Programming, Inc.	Gaming	Mississippi Gaming Commission Gaming license	State of Mississippi, Mississippi Gaming Commission	Mississippi	0822 (allows us to be Manufacturer/Distributor)
461	Grand Casinos of Biloxi, LLC	Gaming	Gaming License	State of Mississippi, Mississippi Gaming Commission	Mississippi	Harrah's Gulf Coast
463	Harrah's Bossier City Investment Company, L.L.C.	Gaming	Gaming License	State of Louisiana, Louisiana Gaming Control Board	Louisiana	Louisiana Downs
452	Harrah's North Kansas City LLC	Gaming	Gaming License	State of Missouri, Missouri Gaming Commission	Missouri	Harrah's North Kansas City
456	Harveys BR Management Company, Inc.	Gaming	Approved as Manager	State of Iowa, Iowa Racing and Gaming Commission	Iowa	Horseshoe Council Bluffs
455	Harveys Iowa Management Company LLC	Gaming	Gaming License	State of Iowa, Iowa Racing and Gaming Commission	Iowa	Harrah's Council Bluffs
449	Harveys Tahoe Management Company LLC	Gaming	Gaming License	State of Nevada, Nevada Gaming Commission	Nevada	Harveys Lake Tahoe
450	Harveys Tahoe Management Company LLC	Gaming	Gaming License	State of Nevada, Nevada Gaming Commission	Nevada	Harrah’s Lake Tahoe

457	Horseshoe Hammond, LLC	Gaming	Gaming License	State of Indiana, Indiana Gaming Commission	Indiana	Horseshoe Hammond
462	Horseshoe Entertainment	Gaming	Gaming License	State of Louisiana, Louisiana Gaming Control Board	Louisiana	Horseshoe Bossier City
201	Players Bluegrass Downs LLC	Gaming	Business Registration Race Track	City of Paducah	Kentucky	Annual License Tax
209	Players Bluegrass Downs LLC	Gaming	Horse Racing License	Kentucky Horse Racing Commission	Kentucky	Horse Racing License
459	Robinson Property Group LLC	Gaming	Gaming License	State of Mississippi, Mississippi Gaming Commission	Mississippi	Horseshoe Tunica
121	Roman Holding Company of Indiana LLC	Gaming	Certificate of Documentation	United States Coast Guard	Indiana	Permits operation of riverboat
454	Southern Illinois Riverboat/Casino Cruises LLC	Gaming	Gaming License	State of Illinois, Illinois Gaming Board	Illinois	Harrah's Metropolis
460	Tunica Roadhouse LLC	Gaming	Gaming License	State of Mississippi, Mississippi Gaming Commission	Mississippi	Tunica Roadhouse

Exhibit A
FACILITIES

No.	Property	State	Fee Owner	Operating Entity
1.	Horseshoe Council Bluffs	Iowa	Horseshoe Council Bluffs LLC	HBR Realty Company LLC Harveys BR Management Company, Inc.
2.	Harrah’s Council Bluffs	Iowa	Harrah's Council Bluffs LLC	Harveys Iowa Management Company LLC CEOC, LLC, successor in interest by merger to Caesars Entertainment Operating Company, Inc.

Exhibit B
LEGAL DESCRIPTION OF LAND
Horseshoe Council Bluffs (HBR Realty)
Lots 1 and 2, Horseshoe Subdivision, an Official Plat, now included in and forming a part of the City of Council Bluffs, Pottawattamie County, Iowa, recorded April 9, 2008 in Book 2008, Page 5151.
Together with the Hotel Access Easement created by that certain Reciprocal Easement and Covenant Agreement dated as of February 28, 2008, recorded March 31, 2008 in Book 2008, Page 4506.
Harrah’s Council Bluffs (Harveys Iowa Management Sublease)
PARCEL C
Part of accretions to Government Lots 1, 2, 3 and 4, together with riparian rights in Section 33, part of said accretions are located in part of the protraction of Section 32, (according to the Plat of the Original Government Survey, said Section 32 did not exist), Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at the Southwest corner of the Northwest Quarter of the Northwest Quarter of said Section 33; thence North 0 degrees 24 minutes 40 seconds West along the West line of said Northwest Quarter of the Northwest Quarter, a distance of 291.10 feet to a point 240.00 feet normally distant Southerly from the centerline of the Aksarben Bridge as formerly established; thence South 79 degrees 56 minutes 00 seconds West and parallel with the centerline of said Aksarben Bridge as formerly established, a distance of 64.21 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River levee and Point of Beginning; thence Southerly along the Westerly right-of-way line of said Council Bluffs Missouri River levee with the following courses: South 18 degrees 02 minutes 16 seconds West, 249.43 feet; thence South 17 degrees 23 minutes 41 seconds West, 236.29 feet; thence South 11 degrees 50 minutes 08 seconds East, 296.56 feet; thence South 23 degrees 33 minutes 45 seconds East, 585.38 feet; thence South 27 degrees 10 minutes 18 seconds East, 1068.68 feet; thence South 17 degrees 04 minutes 16 seconds East, 289.85 feet; thence South 16 degrees 39 minutes 05 seconds East, 523.36 feet; thence South 36 degrees 23 minutes 31 seconds East, 32.65 feet to a point on the Northerly right-of-way line of the Union Pacific Railroad Company, said point being 150.00 feet distant North from the centerline of said Union Pacific Railroad Company measured at right angles thereto; thence leaving the Westerly right-of-way line of said Council Bluffs Missouri River levee South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 377.39 feet to the top of bank of the Missouri River; thence Northerly along said top of bank with the following courses: North 20 degrees 33 minutes 51 seconds West, 209.65 feet; thence North 1 degree 53 minutes 51 seconds West, 141.85 feet; thence North 21 degrees 26 minutes 59 seconds West, 70.05 feet; thence North 48 degrees 45 minutes 58 seconds West, 53.20 feet; thence North 22 degrees 07 minutes 51 seconds West, 200.15 feet; thence North 27 degrees 37 minutes 58 seconds West, 119.29 feet; thence North 34 degrees 14 minutes 25 seconds West, 70.52 feet; thence North 15 degrees 29 minutes 39 seconds West, 110.90 feet; thence North 25 degrees 39 minutes 20 seconds West, 334.98 feet; thence North 5 degrees 52 minutes 48 seconds West, 93.47 feet; thence North 7 degrees 30 minutes 55 seconds East, 62.78 feet; thence North 8 degrees 06 minutes 51 seconds West, 87.65 feet; thence North 34 degrees 10 minutes 59 seconds West, 100.89 feet; thence North 16 degrees 18 minutes 02 seconds West, 275.25 feet; thence North 32 degrees 43 minutes 12 seconds West, 154.20 feet; thence North 18 degrees 33 minutes 34 seconds West, 220.22 feet; thence North 8 degrees 07 minutes 54 seconds East, 76.37 feet; thence North 11 degrees 46 minutes 28 seconds West, 55.22 feet; thence North 22 degrees 29 minutes 02 seconds West, 90.48 feet; thence North 13 degrees 57 minutes 21 seconds West, 78.61 feet; thence North 21 degrees 55 minutes 58 seconds West, 510.98 feet; thence North 2 degrees 16 minutes 52 seconds East, 72.13 feet to a point 240.00 feet normally distant Southerly from the centerline of said Aksarben Bridge as formerly established; thence leaving said top of bank North 79 degrees 56 minutes 00 seconds East and parallel with the centerline of Aksarben Bridge as formerly established, a distance of 528.21 feet to the Point of Beginning. The Westerly line of said parcel, being the top of bank of the Missouri River, is subject to change due to natural causes and may not represent the actual location of the limit of title, pursuant to Management Agreement dated August 8, 1994, recorded September 9, 1994 in Book 95, Page 6368 and Sublease Agreement dated March 1, 1995, recorded March 10, 1995 in Book 95, Page 21438;
EXCEPT river front roadway as described in Quit Claim Deed at Book 2011, Page 5606 and as shown in Acquisition Plat recorded in Book 2011, Page 5607 and described as follows: A parcel of land being a portion of accretions to Government Lots 1, 2, and 3 in Section 33, Township 75 North, Range 44 West of the 5th Principle Meridian, Council Bluffs, Pottawattamie County, Iowa, being more fully described as follows: Commencing at the Northwest corner of said Section 33; thence along the West line of said Section 33, South 01 degrees 35 minutes 39 seconds West, 1034.31 feet; thence South 81 degrees 54 minutes 47 seconds West, 347.63 feet to the true point of beginning, said point being on a non-tangent curve, concave Easterly, to which point a radial line bears South 86 degrees 32 minutes 43 seconds West, 456.50 feet; thence Southerly along said curve, through a central angle of 25 degrees 46 minutes 30 seconds, 205.36 feet to the beginning of a reverse curve concave Westerly, having a radius of 543.50 feet; thence Southerly along said reverse curve, through a central angle of 22 degrees 45 minutes 28 seconds, 215.88 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River Levee; thence along said Westerly right-of-way line the following five (5) courses: 1) South 19 degrees 22 minutes 23 seconds West, 18.95 feet; 2) South 09 degrees 51 minutes 26 seconds East, 296.56 feet; 3) South 21 degrees 35 minutes 03 seconds East, 585.38 feet; 4) South 25 degrees 11 minutes 36 seconds East, 1068.68 feet; 5) South 15 degrees 05 minutes 34 seconds East, 44.04 feet to a point on a non-tangent curve, concave Northeasterly, to which point a radial line bears South 29 degrees 29 minutes 49 seconds West, 183.00 feet; thence Northwesterly along said curve, through a central angle of 35 degrees 24 minutes 31 seconds, 113.09 feet; thence North 25 degrees 05 minutes 40 seconds West, 1560.17 feet to the beginning of a curve, concave Easterly, having a radius of 482.50 feet; thence Northerly along said curve, through a central angle of 19 degrees 09 minutes 21 seconds, 161.32 feet; hence North 05 degrees 56 minutes 19 seconds West, 202.85 feet to the beginning of a curve, concave Westerly, having a radius of 467.50 feet; thence Northerly along said curve, through a central angle of 23 degrees 17 minutes 28 seconds, 190.04 feet to the beginning of a reverse curve concave Easterly, having a radius of 532.50 feet; thence Northerly along said curve, through a central angle of 25 degrees 06 minutes 46 seconds, 233.39 feet; thence North 81 degrees 54 minutes 49 seconds East, 76.21 feet to the true point of beginning. Said parcel contains an area of 134,229 square feet (3.081 acres), more or less.

Harrah’s Council Bluffs (Harveys Iowa Management)
Fee as to Parcel A - Tract 1; Parcels B, D, E and F;
Easement as to Easement Estate Parcels 1, 2 and 3
PARCEL A - TRACT I
Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 2708.13 feet to the Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 599.36 feet to a point on the Easterly right-of-way line of the Council Bluffs Missouri River levee; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way of said Union Pacific Railroad Company and parallel with said centerline, a distance of 165.28 feet to a point on the Westerly right-of-way line of the Council Bluffs Missouri River levee; thence Northerly along the Westerly right-of-way line of said Council Bluffs Missouri River levee with the following courses: North 36 degrees 23 minutes 31 seconds West, 32.65 feet; thence North 16 degrees 39 minutes 05 seconds West, 523.36 feet; thence North 17 degrees 04 minutes 16 seconds West, 242.30 feet; thence leaving the Westerly right-of-way line of said Council Bluffs Missouri River levee North 76 degrees 00 minutes 00 seconds East, a distance of 139.09 feet to a point on the Easterly right-of-way line of said Council Bluffs Missouri River levee; thence South 62 degrees 03 minutes 14 seconds East, a distance of 198.33 feet; thence South 88 degrees 59 minutes 24 seconds East, a distance of 261.25 feet; thence North 88 degrees 45 minutes 22 seconds East, a distance of 1169.59 feet to a point on the Northwesterly right-of-way line of the Union Pacific Railroad Company; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 218.38 feet; thence North 46 degrees 09 minutes 20 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 800.00 feet to the Point of Beginning, pursuant to City Deed dated February 28, 1995, recorded March 3, 1995 in Book 95, Page 21143;
EXCEPT THAT PART DESCRIBED AS FOLLOWS:
Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 2,708.13 feet to the Point of Beginning of the parent parcel; thence North 43 degrees 50 minutes 40 seconds East 563.70 feet to the Point of Beginning of this description; thence continuing North 43 degrees 50 minutes 40 seconds East 236.29 feet; thence South 46 degrees 09 minutes 20 seconds East 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East 53.74 feet; thence Northwesterly 29.90 feet along a curve concave Southwesterly with a radius of 37.15 feet having a long chord bearing North 32 degrees 09 minutes 58 seconds West 29.10 feet; thence Northwesterly 112.71 feet along a curve concave Southwesterly with a radius of 179.50 feet having a long chord bearing North 73 degrees 12 minutes 48 seconds West 110.87 feet; thence South 88 degrees 47 minutes 52 seconds West 886.30 feet; thence Northwesterly 49.07 feet along a curve concave Northeasterly with a radius of 520.50 feet having a long chord bearing North 88 degrees 30 minutes 07 seconds West 49.05 feet; thence South 13 degrees 41 minutes 23 seconds West 142.71 feet; thence Southeasterly 126.99 feet along a 98.00 foot radius curve concave Southwesterly with a long chord bearing South 46 degrees 00 minutes 12 seconds East 118.29 feet; thence North 88 degrees 47 minutes 52 seconds East 673.30 feet; thence South 82 degrees 49 minutes 30 seconds East 101.91 feet to the Point of Beginning, pursuant to Special Warranty Deed dated March 27, 2002, recorded April 3, 2002 in Book 102, Page 79659.
PARCEL B:
Part of Government Lots 3 and 4 and accretions thereto in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distance North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance 1357.86 feet to a point on the Westerly right-of-way line of Interstate No. 29, said point being 160.00 feet normally distant Westerly from the centerline of said Interstate No. 29, and Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with the centerline of said Union Pacific Railroad Company, a distance of 1138.14 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 650.00 feet; thence North 46 degrees 09 minutes 20 seconds West along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 951.96 feet to a point on the Westerly right-of-way line of said Interstate No. 29, said point being 205.00 feet, normally distance Westerly from the centerline of said Interstate No. 29; thence South 6 degrees 44 minutes 11 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 236.43 feet to a point 180.00 feet normally distance Westerly from centerline Station 213+00 of said Interstate No. 29; thence South 11 degrees 58 minutes 36 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 203.96 feet to a point 140.00 feet normally distant Westerly from centerline Station 215+00 of said Interstate No. 29; thence South 0 degrees 40 minutes 00 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 600.00 feet to a point 140.00 feet normally distant Westerly from centerline Station 221+00 of said Interstate No.29; thence South 10 degrees 38 minutes 36 seconds West along the Westerly right-of-way line of said Interstate No. 29, a distance of 101.98 feet to a point 160.00 feet normally distant Westerly from centerline Station 222+00 of said Interstate No. 29; thence South 0 degrees 40 minutes 00 seconds East along the Westerly right-of-way line of said Interstate No. 29, a distance of 27.01 feet to the Point of Beginning, pursuant to City Deed dated February 28, 1995, recorded March 3, 1995 in Book 95, Page 21143.
PARCEL D:
Part of Government Lot 3 and accretions thereto, and part of accretions to Government Lot 4, all in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline, a distance of 2496.00 feet to the Point of Beginning; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 650.00 feet; thence North 46 degrees 09 minutes 20 seconds West along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East along the Southeasterly right-of-way line of said Union Pacific Railroad Company, a distance of 962.62 feet; thence North 46 degrees 09 minutes 20 seconds West, a distance of 66.00 feet to a point on the Northwesterly right-of-way line of said Union Pacific Railroad Company; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 962.62 feet; thence North 46 degrees 09 minutes 20 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 42.00 feet; thence South 43 degrees 50 minutes 40 seconds West along the Northwesterly right-of-way line of said Union Pacific Railroad Company, a distance of 800.00 feet to a point on the Northerly right-of-way of said Union Pacific Railroad Company; thence North 88 degrees 50 minutes 40 seconds East along the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 212.13 feet to the Point of Beginning, pursuant to Quitclaim Deed dated April 11, 1995, recorded April 13, 1995 in Book 95, Page 24344.
PARCEL E:
Part of accretions to Government Lot 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 3131.29 feet to the Point of Beginning; thence continuing South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way of said Union Pacific Railroad Company and parallel with said centerline a distance of 173.74 feet to a point on the Easterly right-of-way line of Council Bluffs Missouri River levee; thence South 35 degrees 22 minutes 20 seconds East along the Easterly right-of-way line of said Council Bluffs Missouri River levee, a distance of 63.28 feet; thence North 88 degrees 50 minutes 40 seconds East and parallel with the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 52.82 feet; thence North 1 degree 09 minutes 20 seconds West, a distance of 32.00 feet; thence North 88 degrees 50 minutes 40 seconds East and parallel with the Northerly right-of-way line of said Union Pacific Railroad Company, a distance of 65.00 feet; thence North 43 degrees 50 minutes 40 seconds East distance of 28.75 feet to the Point of Beginning, pursuant to Quitclaim Deed dated April 11, 1995, recorded April 13, 1995 in Book 95, Page 24344.
PARCEL F:
A tract of land located in part of Government Lot 1 in part of Government Lot 2 in the North half of Section 4, Township 74 North, Range 44 West, and in part of Government Lot 4 in the South half of Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at the center of said Section 4; thence North 71 degrees 18 minutes 33 seconds East, 424.69 feet to the intersection of the Northeasterly right-of-way line of River Road with the Northwesterly right-of-way line of Nebraska Avenue; thence along said Northwesterly right-of-way line of Nebraska Avenue, North 53 degrees 16 minutes 34 seconds East, 149.99 feet to the Westerly right-of-way line of Interstate No. 29; thence along said Westerly right-of-way line of Interstate No. 29 the following three courses and distances: 1) North 36 degrees 43 minutes 26 seconds West, 361.75 feet to the beginning of a curve concave Northeasterly having a radius of 421.40 feet; 2) Northerly along said curve through a central angle of 41 degrees 17 minutes 33 seconds, an arc length of 303.70 feet with a chord bearing and distance of North 18 degrees 09 minutes 58 seconds West, 297.17 feet; 3) North 2 degrees 36 minutes 17 seconds East, 28.61 feet to the Southwesterly right-of-way line of the Council Bluffs Missouri River levee easement and to the Point of Beginning; thence continuing along the Westerly right-of-way line of said Interstate No. 29 the following four courses and distances: 1) North 2 degrees 36 minutes 17 seconds East, 519.53 feet; 2) North 6 degrees 35 minutes 23 seconds East, 501.22 feet; 3) North 0 degrees 43 minutes 56 seconds West, 361.64 feet; and 4) North 0 degrees 14 minutes 35 seconds West, 959.50 feet to the Southerly right-of-way line of the Union Pacific Railroad Company; thence along said Southerly right-of-way line of the Union Pacific Railroad Company the following three courses and distances: 1) South 89 degrees 15 minutes 00 seconds West, 598.26 feet; 2) North 0 degrees 45 minutes 00 seconds West, 50.00 feet; 3) South 89 degrees 15 minutes 00 seconds West, 1351.73 feet to the Southwesterly right-of-way line of the Council Bluffs Missouri River levee easement and the Northeasterly right-of-way line of River Road being on a curve concave Northeasterly having a radius of 562.47 feet; thence along said Southwesterly right-of-way line of Council Bluffs Missouri River levee and said Northeasterly right-of-way line of River Road the following two courses and distances: 1) Southeasterly along said curve through a central angle of 17 degrees 08 minutes 48 seconds an arc distance of 168.33 feet with a chord bearing and distance of South 30 degrees 23 minutes 02 seconds East, 167.70 feet; 2) South 38 degrees 57 minutes 26 seconds East, 2852.08 feet to the Point of Beginning, pursuant to Warranty Deed dated June 23, 1995, recorded June 27, 1995 in Book 95, Page 31951;
The above described real estate is also known and described as follows:
All that part of Government Lot 4 and accretions, South half of the Southwest Quarter and Southwest Quarter of the Southeast Quarter of Section 33, Township 75 North, Range 44 located in the City of Council Bluffs, Pottawattamie County, Iowa and lying East of Sieck Levee right-of-way, South of Union Pacific Railroad Company right-of-way and West of Interstate No. 29 right-of-way. Also, part of accretions to Government Lot 1 and 2, North half of the Northwest Quarter, Southeast Quarter of the Northwest Quarter, and West half of the Northeast Quarter lying West of Interstate No. 29 right-of-way and East of Levee right-of-way, all in Section 4, Township 74, Range 44, in the City of Council Bluffs, Pottawattamie County, Iowa;

EXCEPT that part deeded to the State of Iowa by Quit Claim Deed dated October 7, 2010, recorded October 27, 2010 as Document No. 2010-14805 and described as follows: A parcel of land located in Government Lot 1 and Accretions of Section 4, T74N, R44W of the 5th P.M., Pottawattamie County, Iowa, more particularly described as follows: Commencing at the N1/4 corner of said Section 4; thence S2°06"47" West 219.23 feet; thence S87°53'13" East 273.96 feet to a point on the present Westerly right-of-way line of Interstate Route No. 29, the Point of Beginning; thence S0°55'25" West 192.16 feet along said present Westerly right-of-way line; thence S8°09'57" West 412.96 feet along said present Westerly right-of-way line; thence N5°52'03" East 604.08 feet to the Point of Beginning.
EASEMENT ESTATE PARCEL 1:
Rights granted to Harveys Iowa Management Company, Inc. contained in Quitclaim Deed from Union Pacific Railroad Company dated April 11, 1995, recorded in Book 95, Page 24352.
EASEMENT ESTATE PARCEL 2:
Rights granted to Harveys Iowa Management Company contained in Easement Deed from Union Pacific Railroad Company dated February 6, 1996, recorded in Book 96, Page 22981.
EASEMENT ESTATE PARCEL 3:
Rights granted to Harveys Iowa Management, Inc. contained in License to Occupy and Utility Easement dated April 1, 1996, recorded in Book 96, Page 28049.
Harrah’s Council Bluffs (CEOC)
PARCEL A - TRACT II
Part of accretions to Government Lots 3 and 4 in Section 33, Township 75 North, Range 44 West of the 5th Principal Meridian, Pottawattamie County, Council Bluffs, Iowa, more particularly described as follows:
Commencing at a point on line with the West line of Blocks 35 and 36 of Brown’s Subdivision, Council Bluffs, Iowa, 1003 feet West and 1290 feet North of the Southeast corner of said Section 33, said point being 150.00 feet distant North from the centerline of the Union Pacific Railroad Company measured at right angles thereto; thence South 88 degrees 50 minutes 40 seconds West along the Northerly right-of-way line of said Union Pacific Railroad Company and parallel with said centerline a distance of 2,708.13 feet to the Point of Beginning of the parent parcel; thence North 43 degrees 50 minutes 40 seconds East 563.70 feet to the Point of Beginning of this description; thence continuing North 43 degrees 50 minutes 40 seconds East 236.29 feet; thence South 46 degrees 09 minutes 20 seconds East 42.00 feet; thence North 43 degrees 50 minutes 40 seconds East 53.74 feet; thence Northwesterly 29.90 feet along a curve concave Southwesterly with a radius of 37.15 feet having a long chord bearing North 32 degrees 09 minutes 58 seconds West 29.10 feet; thence Northwesterly 112.71 feet along a curve concave Southwesterly with a radius of 179.50 feet having a long chord bearing North 73 degrees 12 minutes 48 seconds West 110.87 feet; thence South 88 degrees 47 minutes 52 seconds West 886.30 feet; thence Northwesterly 49.07 feet along a curve concave Northeasterly with a radius of 520.50 feet having a long chord bearing North 88 degrees 30 minutes 07 seconds West 49.05 feet; thence South 13 degrees 41 minutes 23 seconds West 142.71 feet; thence Southeasterly 126.99 feet along a 98.00 foot radius curve concave Southwesterly with a long chord bearing South 46 degrees 00 minutes 12 seconds East 118.29 feet; thence North 88 degrees 47 minutes 52 seconds East 673.30 feet; thence South 82 degrees 49 minutes 30 seconds East 101.91 feet to the Point of Beginning, pursuant to Special Warranty Deed dated March 27, 2002, recorded April 3, 2002 in Book 102, Page 79659.
Biloxi (Grand Casinos of Biloxi)
Parcel 1 (Tax Parcel No. 1410I-02-001.000)
That certain lot or parcel of land situated in the City of Biloxi, Second Judicial District, Harrison County, Mississippi, and described more in particular as follows: That certain lot or parcel of land fronting 100 feet on the South side of East Howard Avenue and running back South a distance of 100 feet; being bounded on the North by East Howard Avenue; on the East by Maple Street; on the South by property of J.C. Marine; on the West by property of J.C. Marine. Said parcel being the East 100 feet of Lot 9; the East 100 feet of the North 20 feet of Lot 8 Block 10, Summerville Addition and of record on Plat Book 2, page 3 in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi. Said parcel contains 10,000 sq. ft. or 0.23 acre more or less.
Physical address: 271 Howard Ave., Biloxi, MS
Parcel 2 (Tax Parcel No. 1410I-02-001.001)
That certain lot or parcel of land situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, and described more in particular as follows, to-wit:

That certain lot or parcel of land fronting 75 feet on Maple Street and running back West a distance of 100 feet, being bounded on the North by Oaks, on the East by Maple Street, on the South by property now or formerly of Ackridge; on the West by J. C. Marine. Said parcel being the East 100 feet of the South 60 feet of Lot 8 and the East 100 feet of the North 15 feet of Lot 7, Block 10, Summerville Addition, according to the official map or plat thereof on file and of record in Plat Book 2, page 3, in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.
Physical address: 139 Maple Street, Biloxi, MS
Parcel 4 (Tax Parcel No. 1410I-02-003.000)
That certain lot or parcel of land measuring from East and West 200 feet, and from North to South 58 feet; being bound East by Maple Street, North by property formerly of DeJean and Smolcich, West by property now or formerly of Hennig, and other, and South by property now or formerly of Williams. Being a part of Lot 7, Block 10, Summerville Addition to the City of Biloxi, as per map or plat thereof on file and of record in the office of the Chancery Clerk, in Plat Book 171, page 188.
Physical address: 137 Maple Street, Biloxi, MS
Parcel 5 (Tax Parcel No. 1410I-02-004.000)
That certain lot or parcel of land situated in the City of Biloxi, Harrison County, Mississippi, and particularly described as follows, to-wit: That certain lot or parcel of land situated in Summerville Addition to the City of Biloxi, measuring from East to West on the South side 240 feet, more or less, on the North side 200 feet, more or less, and from North to South 56 feet, more or less; being bounded on the North by property now or lately of Mrs. L.C. Holley, on the West by property now or lately of Jack Stanovich, Sr., at one time of Peter and Amalia Yurgensen, on the South by property now or lately of Mrs. Sophie Ross, formerly of J. A. and Mary E. Skinner, and on the East by Maple Street, at one time called Magnolia Street in the Plat of said Summerville Addition. Being a part of lots 6 and 7, in Block 10, of said Summerville Addition to the City of Biloxi, Mississippi, according to the official Map or Plat of said addition on file and of record in the Office of the Chancery Clerk of said County and State. Also being described as North 52' of Lot 6 and the South 7' of Lot 7, Block 10, Summerville Addition to the City of Biloxi as shown on survey of Brown & Mitchell, Inc. dated August 25, 2006.
Physical address: 133 Maple Street, Biloxi, MS
Parcel 6 (Tax Parcel No. 1410I-02-005.000)
The North 30 feet of Lot Five (5) and the South 28 feet of Lot Six (6), less the West Fifty (50) feet, all in Block Ten (10) of Summerville Addition to the City of Biloxi, Harrison County, Mississippi, according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi, said property being further described as being bounded on the North by property now or formerly of Holley, on the South by property now or formerly of Thornton, on the East by Maple Street and on the West by property now or formerly of Eilzey; having a frontage of 68 feet, more or less, on the West side of Maple Street and running back between parallel lines a distance of 190 feet, more or less. Being a portion of the same property conveyed to Mrs. Sophi Rose by Warranty Deed from J.A. Skinner, et al. dated February 28, 1919, recorded in Book 130, pages 283-284 of the Land Deed Records of Harrison County, Mississippi.
Physical address: 131 Maple Street, Biloxi, MS 39530
Parcel 7 (Tax Parcel No. 1410I-02-006.000)
The South Fifty (50) feet of Lot 5, Block 10, of Summerville Addition to the City of Biloxi, Second Judicial District of Harrison County, Mississippi as per plat of the said Addition recorded in Plat Book 2 at Page 3 of the said record of plats of Harrison County, Mississippi, said property being further described as bounded South by the property of Frank Covacevich, East by Maple Street, North by the property of Amos Ross, West by the property of Jack W. Covacevich, having a front on Maple Street of Fifty (50) feet, and running back West between parallel lines Two Hundred Forty (240) feet to the property of said Jack W. Covacevich.
Physical address: 129 Maple Street, Biloxi, MS 39530
Parcel 8 (Tax Parcel No. 1410I-02-007.000)
Beginning at the Northeast corner of Lot 4, Block 10, Summerville Subdivision; thence West 203.6 feet; thence South 42.9 feet; thence East 201.1 feet to the west margin of Maple Street; thence North along the West margin of Maple Street 42.9 feet to the point of beginning. Also being described as the North 42.9 feet of Lot, Block 10 Summerville, as per survey of Brown & Mitchell, Inc. dated August 5, 2006 and recorded in with Warranty Deed in Book 2006-3094-D-J2.
Physical address: 127 Maple Street, Biloxi, MS 39530
Parcel 10 (Tax Parcel No. 1410I-02-009.000)

One lot or parcel of land described as beginning on the South East corner of Mrs. Clifford Champagne’s property on Maple Street, thence running eight (8) feet North on the West side of Maple Street, thence West eighty (80) feet, on the south boundary line of the property now or formerly of Marion, thence north thirty (30) feet on the west boundary lines of the property now or formerly of Marion, thence West nineteen (19) feet on the South boundary of the property now or formerly of Covacevich, thence South thirty-eight (38) feet on the East boundary line of the property now or formerly of DeJean, thence ninety-nine (99) feet to the Point of Beginning, on the North boundary of the property now or formerly of Champagne property. Being the same property conveyed by Eddie E. and Mrs. Eunice Stafford to Mrs. Frances Marion by warranty Deed dated January 20th, 1938, and recorded in Deed Book 218 at Page 551, AKA: Part of Lot 3, Block 10, Summerville Subdivision, Harrison County, Second Judicial District, Mississippi.
Also, one lot of land described as being bounded on the North by property of the property now or formerly of Frank Covacevich, on the East by Maple Street, on the south by the property of the property now or formerly of Stafford and on the West by the property of the property now or formerly of Stafford, having a front on said Maple Street of 30 feet and running back between parallel lines 80 feet. Being the same property acquired by Mrs. Frances Stafford Marion from Marion Stafford by Warranty Deed dated December 8th, 1924, and recorded in deed Book 144, Page 349-350.
Physical address: 123 Maple Street, Biloxi, MS 39530
Parcel 11 (Tax Parcel No. 1410I-02-010.000)
A parcel of land situated in Part of Lots 2 and 3, Block 10 Summerville Addition to the City of Biloxi, Second Judicial District, Harrison County, Mississippi, better described as follows:
Commencing at the Southeast corner of Lot 2, Block 10, Summerville, also being the intersection of the North margin of First Street and the West margin of Maple Street, thence North 00º43’18” West 51.02 feet along said West margin of Maple Street to the Point of Beginning, thence North 00º43’18” West 64.83 feet along Maple Street; thence South 88º32’35” West 101.11 feet; thence South 00º10’23” West 64.97 feet; THENCE North 88º29’05” East 102.12 feet to the Point of Beginning.
Physical address: 121 Maple Street, Biloxi, MS 39530
Parcel 15 (Tax Parcel No. 1410I-02-016.000)
The East Thirty-four (34) feet of the West One Hundred Twenty-Five (125) feet of Lot Eighteen (18), Block Ten (10) of the Plan Summerville, a subdivision in the City of Biloxi, Mississippi, having a frontage on the North side of East First Street of Thirty-Four (34) feet, more or less, and running back in a Northerly direction between parallel lines a distance of Eighty (80) feet.
Physical address: 290 First Street, Biloxi, Mississippi.
Parcel 16 (Tax Parcel No. 1410I-02-017.000)
The West ninety-one (91) feet of Lot Eighteen (18), Block Ten (10) of Summerville Addition to the City of Biloxi, as per map or plat thereof on file and of record in the office of the Chancery Clerk Harrison County, Mississippi, together with all of the improvements thereon, situated in the City of Biloxi, Harrison County, Mississippi.
Physical address: 118 Oak Street, Biloxi, MS 39530
Parcel 17 (Tax Parcel No. 1410I-02-018.000)
The South half of Lot 17 of Block 10 of the Plan of Summerville Addition as shown by Plat or Map thereof, recorded in Page 3 of the Plat Book #2 in the office of the Chancery Clerk of Harrison County, Mississippi; the Lot herein conveyed having a frontage on the East side of Oak Street of 40 feet and extending back East between parallel lines a distance of 200 feet.
Physical address: 122 Oak Street, Biloxi, MS 39530
Parcel 18 (Tax Parcel No. 1410I-02-019.000)
The North one-half of Lot Seventeen (17), in Block Ten (10) of Summerville according to the map or plat thereof recorded in the office of the Chancery Clerk of Harrison County, Mississippi, the Lot hereby conveyed having a frontage of Forty (40) feet on the East margin of Oak Street between East Howard and First Street and extending back between parallel lines for a distance of Two Hundred (200) feet.
Physical address: 124 Oak Street, Biloxi, MS 39530
Parcel 21 (Tax Parcel No. 1410I-02-022.000)
Beginning at the intersection of the property herein conveyed, and the property formerly of Jake Stanovich now Donald Covacevich, on the East side of Oak Street, running thence South along the East side or line of Oak Street, Sixty (60) feet to the property formerly of Jack Covacevich, now Frank Covacevich, thence East along the North Line of the property of Jack

Covacevich, now Frank Covacevich, two hundred (200) feet, to a fence, thence North along said fence a distance of Sixty (60) feet, to the property of Donald Covacevich, thence West along the South line of the property of Donald Covacevich two hundred (200) feet, to the place of beginning, said property having a frontage on Oak Street of sixty (60) feet and a depth East and West of two hundred (200) feet, and being a part of Lots 15 and 16 of Block 10 of Summerville Subdivision as per plat on file in the office of the Chancery Clerk of Harrison County, Mississippi.
Physical address: 130 Oak Street, Biloxi, MS
Parcel 22 (Tax Parcel No. 1410I-02-023.000)
That certain lot measuring 50 feet by 180 feet, more or less, and being a part of Lots 14 and 15, Block 10, Summerville Addition to the City of Biloxi, according to the official map or plat thereof and further known as 132 Oak Street, Biloxi, Mississippi.
Physical address: 132 Oak Street, Biloxi, MS
Parcel 23 (Tax Parcel No. 1410I-02-024.000)
That certain lot or parcel of land commencing at a point on the East line of Oak Street, which is the Northwest corner of Lot 14, Block 10 of the Summerville Addition to the City of Biloxi, thence running East along the North line of said Lot 180 feet; thence South 70 feet to an iron pipe; thence West along a line parallel with the North line of said Lot 14, 180 feet to the East line of Oak Street; thence North along the East line of Oak Street 70 feet to the point of beginning; said property being bounded North by property of Foster, East by property of Toche, South by property of Hoover (formerly Covacevich) and West by Oak Street.
Physical address: 134 Oak Street, Biloxi, MS
Parcel 24 (Tax Parcel No. 1410I-02-024.001)
That certain lot or parcel of land being described as the East 60 feet of Lot 14, Block 10 and the East 60 feet of the North 40 feet of Lot 15, Block 10, of the Summerville Addition to the City of Biloxi, and the whole of said parcel of land being bounded on the North by property of Foster, East by property of Thorton, Usey and others, South by property of Picard and West by property of Toche and Hoover.
Physical address: 134 Oak Street, Biloxi, MS
There is also hereby conveyed as an easement appurtenant to the above described property a right- of-way or use over, through, and across that certain strip of land described as 10 feet wide and commencing at a point on the East line of Oak Street, 10 feet North of the Northwest corner of Lot 15, Block 10 of the Summerville Addition to the City of Biloxi; thence running East and parallel with the North line of said Lot 15 a distance of 180 feet to the property above described, thence North 10 feet thence West and parallel with the North line of Lot 15 a distance of 180 feet to the East line of Oak Street; thence South 10 feet to the point of beginning. It being the intentions of the grantors herein to convey unto the grantees herein an easement over, through, and across said strip of land for the purposes of ingress and egress to and from Oak Street and as an easement appurtenant to the parcel of land first described herein.
The West 50 feet of the North 30 feet of Lot Five (5) and the West 50 feet of the South 28 feet of Lot Six (6) all in Block Ten (10) of Summerville Addition to the City of Biloxi, Harrison County, Mississippi according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi; said property being further described as being bounded on the North by property now or formerly of Holley, on the South by property now or formerly of Thornton, on the East by property now or formerly of Marinovich and on the West by property of Grantors, formerly of Ellzey, having dimensions of 58 feet more or less north and south and 50 feet more or less east and west.
Parcel 25 (Tax Parcel No. 1410I-02-025.000)
The South 60 feet of Lots 10 and 13 in Square 10 of Summerville Addition to the City of Biloxi, being further described as bounded on the South by now or formerly Stanovich, West by Oak Street, North by now or formerly Austin, and East by now or formerly Holley, having a frontage on Oak Street of 60 feet, running back East between parallel lines a distance of 280 feet, more or less; being the same property conveyed to E. S. Flint and wife, Mrs. E. S. Flint by Florence Arguelles, et al., by Warranty Deed dated January 26, 1942, and recorded in Book 246, Pages 458-459, Deed Records of Harrison County, Mississippi, being known as Municipal No. 236 Oak Street, Biloxi, Mississippi, and being conveyed together with all improvements rights and appurtenances thereunto belonging, and together with all furniture in garage apartments.
Physical address: 136 Oak Street, Biloxi, MS
Parcel 28 (Tax Parcel No. 1410I-02-030.000)

East 36 feet of North 60 feet of Lot 11 Block 10, Summerville South by Thornton, East by Skrmetta, North by Howard Ave., West Barhonovich, Part of Lot 11 Block 10 Summerville as shown by the official map or plat of said Summerville on file and record in Record of Plats on file in the office of the Chancery Clerk Harrison County, Mississippi in Plat Book 2 page 3.
Physical address: 287 Howard Avenue, Biloxi, MS
Parcel 31 (Tax Parcel No. 1410I-02-034.000)
All of Lot 1 and the West 60.0 feet of Lot 2, Block 1, MAP OF SUMMERVILLE (Copy Plat Book 11, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi, lying North of Front Street/Beach Boulevard/U.S. Highway 90 and as more particularly described on that certain Survey of J. Michael Cassady, P.L.S., dated October 22, 1993. Said property being the same property described as Lot 1 and the West 60.0 feet of Lot 2, Square 1, Summerville Addition, as per map recorded in Book 2 at page 3 of the Plat Records of Harrison County, Mississippi in the Office of the Chancery Clerk thereof and as further described in that certain Quitclaim Deed from Wayne O. Richmond to J.B. Richmond, Sr. dated January 2, 1985 and filed for record on January 2, 1985 and filed for record on January 4, 1985 and recorded in Deed Book 153 at page 626 of the aforesaid records.
AND
Commencing at an iron pipe marking the Northwest corner of Square 1, Plan of Summerville, as per Copy Plat Book 1 at page 11, in the Office of the Chancery Clerk, Second Judicial District, Harrison County, Mississippi and run North 89°45’ East along the South margin of First Street a distance of 140.05 feet to an iron rod and the point-of-beginning of the hereon described parcel. From said point-of-beginning continue North 89°45’ East a distance of 10.0 feet to an iron rod, thence South 00°06’ East a distance of 127.7 feet to an iron rod, thence run North 89°49’ East a distance of 51.0 feet to an iron rod, thence run South 00°05’ East a distance of 71.9 feet to an iron rod, thence run South 89°50’ West a distance of 61.0 feet to an iron rod, thence run North 00°06’ West a distance of 199.6 feet to the point-of-beginning. Said parcel being part of Lots 10 and 11, Square 1, Plan of Summerville and Deed book 104 at page 514.
AND
Commencing at an iron pipe marking the Northwest corner of Square 1, Plan of Summerville as per Copy Plat book 1 at page 11, in the Office of the Chancery Clerk, Second Judicial District of Harrison County, Mississippi and run North 89°45’ East along the South margin of First Street a distance of 200.07 feet to an iron rod and the point of beginning. From said point-of-beginning continue North 89°45’ East along the South margin of First Street a distance of 9.0 feet to an iron rod, thence run South 00°05’ East a distance of 134.8 feet to an iron rod, thence run North 89°49’ East a distance of 50.0 feet to an iron rod, thence run South 00°04’ East a distance of 64.9 feet to a iron rod, thence run South 89°50’ West a distance of 59.0 feet to an iron rod, thence run North 00°05’ West a distance of 199.7 feet to the point-of-beginning. Said parcel being a part of Lots 9 and 10, Square 1, Plan of Summerville and Deed Book 104 at page 505. This conveyance is subject to any and all recorded rights-of-ways restrictions, reservations, covenants and easements.
AND
That certain real property being situated in Block 1 of the Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being described more in particular as follows, to-wit: Commencing at an iron pipe at the Southeast corner of the intersection of Oak Street and 1st Street, run North 89°45’15” East along the South margin of 1st Street a distance of 110.04 feet to an iron pin and Point of Beginning of the herein described parcel. From said Point of Beginning, continue North 89°45’15” East along said South margin a distance of 30.01 feet to an iron pin; thence run South 0°05’53” East a distance of 199.61 feet to an iron pipe; thence run South 89°10’52” West a distance of 29.51 feet to a post; thence run North 0°14’ 31” West a distance of 199.90 feet to the Point of Beginning. Said parcel being the same property described in the Warranty Deed listed in Deed Book 173 at page 455, on file in the Records of Deeds of Harrison County, Second Judicial District, Mississippi and being a part of Lot 11, Block 1 of the Summerville Addition to the City of Biloxi and also the same property conveyed by Charles DeJean to Anthnie P. Lecamu by Warranty Deed dated January 25, 1944, recorded in Book 281, page 315, Deed records of Harrison County, First Judicial District, and being the same property described in the Final Decree in the Estate of Sidney A. Forman, which Final Decree is of record at Deed Book 166, page 608 at seq., Records of Deeds for Harrison County, Second Judicial District, Mississippi. Said parcel contains 5,944.7 square feet, more or less.
AND
That certain lot or parcel of land in the City of Biloxi, Harrison County, Mississippi, described as the South one-half (S 1/2) of Lot 12 in Block 1, SUMMERVILLE ADDITION TO THE CITY OF BILOXI, Harrison County, Mississippi, said land having a width of 101 feet on Oak Street and a depth of 80 feet between parallel lines; together with all improvements. Being the same property purchased by Henry Dutil from C. J. Darby, Chancery Clerk and Special Commissioner, by Deed dated December 23, 1943, and recorded in Book 260, at page 411 of the Record, of Deeds on Land in the Office of the Chancery Clerk of Harrison County, Mississippi.

AND
That certain lot or parcel of land, situated in the City of Biloxi, said county and state, bounded on the North by First Street; on the East by the property now or formerly of Mrs. Weems; on the South by the property now or formerly of Mrs. Jennie Johnson; and on the West by Oak Street, having a frontage on Oak Street of 100 feet, and running back East and West a distance of 80 feet, more or less; known as the North one-half of Lot 12, Square 1, SUMMERVILLE ADDITION to the City of Biloxi, Harrison County, Mississippi, being the same property purchased from the International Shipbuilding Company by Deed dated February 14, 1921, and recorded in Records of Deeds Book 130 at pages 428-429 of Harrison County, Mississippi.
AND
That certain real property being situated in Block 1 of the Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi and being described more in particular as follows, to-wit:
Commencing at an iron pipe at the Southeast corner of the intersection of Oak Street and 1st Street, run North 89°45’ 15” East along the South margin of 1st Street a distance of 80.03 feet to an iron pin and Point of Beginning of the herein described parcel. From said Point of Beginning, continue North 89°45’15” East along said South margin a distance of 30.01 feet to an iron pin; thence run South 0°14’31” East a distance of 199.90 feet to a post; thence run South 89°10’52” West a distance of 29.51 feet to a masonry nail set in a concrete post base; thence run North 0°23’05” West a distance of 200.20 feet to the Point of Beginning. Said parcel being the same property described in the Final Decree listed in Deed Book 73 at pages 302-303 on file in the Records of Deeds for Harrison County, Second Judicial District, Mississippi and being also a part of Lot 11 Block 1 of the Summerville Addition to the City of Biloxi. Said parcel contains 5,953.5 square feet, more or less.
AND
A parcel of land situated and being located in a part of Lot 10 and Lot 11, Block 1, Map of SUMMERVILLE, (Copy Plat Book 1, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:
Commencing at the Northwest corner of Block 1, Map of Summerville; thence run South 89°54’42” East 150.00 feet along the South margin of First Street to the Point of Beginning; thence run from said Point of Beginning, North 89°50’23” East 50.04 feet along the South margin of First Street; thence run South 00°00’24” East 127.70 feet; thence run South 89°54’18” West 50.08 feet; thence run North 00°00’41” East 127.64 feet to the Point of Beginning. Being the same parcel as described in Deed Book 148 at Page 549 and Deed Book 260 at page 387 together with all rights, improvements and appurtenances thereunto belonging.
AND
A parcel of land situated and being located in a part of Lot 9 and Lot 10, Block 1, MAP OF SUMMERVILLE (Copy Plat Book 1, page 11), City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:
Commencing at the Northwest corner of Block 1, MAP OF SUMMERVILLE; thence run South 89°54’42” East 150.00 feet along the South margin of First Street; thence run North 89°50’23” East 50.04 feet along the South margin of First Street; thence run North 89°47’05” East 10.11 feet along the South margin of First Street to the Point of Beginning; thence run from said Point of Beginning, North 89°47’44” East 50.28 feet along the South margin of First Street; thence run South 00°07’52” West 134.94 feet; thence run North 89°59’23” West 50.04 feet; thence run North 00°01’44” East 134.76 feet to the Point of Beginning. Being the same parcel as described in Deed Book 108 at page 319 together with all rights, improvements and appurtenances thereunto belonging. Tax Parcel No. 1410I-02-034.000
Physical address: 280 Beach Blvd., Biloxi, MS
Parcel 35 (Tax Parcel No. 1410I-03-006.000)
That certain parcel bounded on the South by the Gulf of Mexico or Mississippi Sound, on the East by property of Maybury, on the North by a street 50 feet wide left open for the opening of and continuation of Water Street, and on the West by property of Hoxie. Having a frontage on the Gulf of Mexico of 52 feet and running back between parallel lines a distance of approximately 500 feet to said Water Street, less and except that portion of land conveyed to the Mississippi Highway Department for U.S. Highway 90.
Physical address: Highway 90, Biloxi, MS
Parcel 36 (Tax Parcel No. 1410I-03-007.000)
Situated in the City of Biloxi, Second Judicial District of Harrison County, State of Mississippi, to- wit: that certain lot or parcel of land in Section 34, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

A lot or parcel of land fronting 82 feet on the Mississippi sound or Gulf of Mexico and running in a Northerly direction from the shores thereof between parallel lines a distance of 900 feet, more or less, said property being bounded on the South by the Mississippi Sound or Gulf of Mexico on the East by property now or formerly of McConnell, on the North by property of Halat and on the West by property of Tullis, et al, and being designated as 969 east beach, (also known as U.S. Highway 90), Biloxi, Mississippi, together with all riparian and littoral rights less and except any part or all of the above described property that is or may be alleged to be or is hereafter determined to be tidelands or tidally-influenced.
Physical address: Beach Blvd, Biloxi, MS
Parcel 37 (Tax Parcel No. 1410I-04-003.000)
That certain tract or parcel of land described as beginning at a point on the West margin of Oak Street, which point is 196 feet, more or less, South of the South line of Howard Avenue; from said Point of Beginning run thence South along the West margin of Oak Street a distance of 50 feet to a point, run thence West 96 feet to a point, run thence North 50 feet to a point, run thence East 96 feet to the Point of Beginning; said parcel being bounded East by Oak Street, North by property formerly of Covacevich, West by property formerly of Johnson, and South by property conveyed by Mrs. Alma Meaut et al., to Eva Wentzell September 11, 1917 by Deed recorded in Book 120, page 143 of the Deed Records of Harrison County, Mississippi.
Physical address: 135 Oak Street, Biloxi, MS
Parcel 38 (Tax Parcel No. 1410I-04-004.000)
That certain lot or parcel of land having a frontage of 50 feet on the West side of Oak Street and running back West between parallel lines a distance of 96 feet, bounded on the South by property now or formerly of Carl Holley, on the East by Oak Street, on the West by property now or formerly of Langlinais, formerly of Johnson Heirs, and on the North by property now or formerly of Mrs. Eva Wentzell Schmelling.
Physical address: 133 Oak Street, Biloxi, MS
Parcel 39 (Tax Parcel No. 1410I-04-005.000)
The North One-Half (N1/2) of that certain lot or parcel of land being bounded on the South by the property of Henry and Gertrude Girouard; on the East by Oak Street; on the North by the property of Olar and Alma McNut and on the West by property now or formerly owned by Langlinais; having a frontage of thirty-five (35) feet on the West side of Oak Street, and running back West between parallel lines a distance of ninety-six (96) feet, more or less, together with all improvements thereon.
AND ALSO:
The North seventy-three (73) feet, running North and South and fifty-eight (58) feet East and West of that certain lot or parcel of land known as being that lot or parcel of land described as the North one hundred and eight (108) feet of that certain property purchased by Langlinais from R. Braun by warranty deed recorded in Book 228, page 295, and running North and South a distance of one hundred and eight (108) feet East and West, more or less, bounded on the North by property now or formerly of Broussard in an alley; and on the South by property now or formerly of Langlinais; and on the East by property of Wentzell, Girouard and Broussard, and on the West by property of Covacovich, together with all improvements thereon.
Physical address: 131 Oak Street
Parcel 40 (Tax Parcel No. 1410I-04-006.000)
The South one-half (S1/2) of that certain lot or parcel of land described as being bounded South by property of Gruich, formerly Langlinais, on the East by Oak Street, on the North by property of Meaut, and West by property of Girouard, formerly Langlinais; and having a frontage of 70 feet of the West side Oak Street (Measured 68.77 feet); and running back West between parallel lines a distance of 96 feet, more or less. The South line of said parcel being 366 feet, more or less, South of the South line of Howard Avenue. Being the South half of the property conveyed by Broussard to Girouard by Deed recorded in Book 336, Page 495 of the Deed Records of Harrison County, Mississippi.
Physical address: 129 Oak Street
Parcel 41 (Tax Parcel No. 1410I-04-008.000)
That certain lot or parcel of land in the City of Biloxi fronting on the West side of Oak Street between Beach Boulevard and Howard Avenue, described as commencing at a fence corner marking the Northeast corner of the property conveyed by Langlinais to Gruich March 1, 1948 by Deed Recorded in Book 308, Page 116 of the Deed Records of Harrison County, Mississippi, which point is 365 feet, more or less, South of the South line of Howard Avenue; run thence South along the West line of Oak Street 45 feet to the Point of Beginning; from said Point of Beginning run thence Westerly parallel to the North line of said Gruich property a distance of 174 feet, more or less, to the East line of the property formerly of Covacevich; run thence

Southerly a distance of 49 feet, more or less, to a point, run thence in an Easterly direction along a fence a distance of 78 feet, more or less, to a fence corner on the West line of the property formerly of Maybury, now or formerly of Hebert; run thence Northerly 14 feet, more or less, to a fence corner; run thence Easterly along a fence on the North line of the property now or formerly of Hebert a distance of 96 feet, more or less, to the West line of Oak Street; run thence Northerly along the West line of Oak Street 35 feet, more or less to the Point of Beginning. Being the same property conveyed to Grace B. Gruich by Deeds recorded in Book 405, Pages 142 and 146 of the Deed Records, Second Judicial District, Harrison County, Mississippi.
Physical address: 125 Oak Street, Biloxi, MS
Parcel 42 (Tax Parcel No. 1410I-04-009.000)
Known as 211 Oak Street, Biloxi, Mississippi, being bounded on the South by property now or formerly of Johnson, on the East by Oak Street; on the North by property now or formally of Langlinias and on the West by property now or formerly of Johnson; and having a frontage on Oak Street of 75 feet, more or less, and running back West between parallel lines a distance of 96 feet, more or less; together with all improvements thereon and all rights, privileges and appurtenances thereunto belonging or in anywise appertaining.
Physical address: 123 Oak Street, Biloxi, MS
Parcel 43 (Tax Parcel No. 1410I-04-009.001)
A parcel of property located and being situated in the City of Biloxi, county of Harrison, Mississippi, to-wit: beginning at a point 530 feet North of the South line of East Beach, running
North 75 feet, thence West to the East property line of Covacevich, thence South 75 feet, thence East to the point of beginning.
Physical address: 211 Oak Street, Biloxi, MS
Parcel 44 (Tax Parcel No. 1410I-04-010.000)
A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:
Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 0°17’22” West 292.69 feet along said West margin of Oak Street, thence continue along said West margin North 0°17’16” West 59.54 feet, thence North 0°25’02” West 119.06 feet to the point of beginning, thence South 89°34’58” West 96.00 feet, thence South 0°25’02” East 12.00 feet, thence North 88°35’15” West 60.53 feet, thence North 0°46’21” East 80.96 feet, thence North 87°24’43” East 55.32 feet, thence North 6°12’41” East 6.98 feet, thence North 89°53’09” East 98.73 feet to the West margin of Oak Street, thence South 0°25’02” East along said West margin 79.38 feet to the point of beginning.
Note: The above description is the same property (i) which was conveyed to David A. Pennell and wife, Kelly S. Pennell by David A. Pennell and Kelly S. Pennell by instrument dated December 15, 1989 and recorded in Deed Book 216 at Page 132 in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being therein described as:
That certain lot or parcel of land bounded on the North by the property of Louis and Stella Hebert, formerly of Maybury, on the East by Oak Street, on the South by property of Glavin, and on the West by the property formerly of Johnson and now Lamar Life Insurance Company or Braun and others, said property having a frontage on Oak Street of Eighty (80) feet and running back West a distance of Ninety Six (96) feet;
And (ii) which was conveyed to David A. Pennell and Kelly Stewart Pennell by instrument dated September 9, 1993 and recorded in Deed Book 260 at Page 269 in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being therein described as:
Beginning at a point 450 feet North of the (sic) South line of East Beach , running North 80 feet, thence West to the East property line of Covacevich, thence South 80 feet, thence to the point of beginning.
Physical address: 121 Oak Street, Biloxi, MS
Parcel 45 (Tax Parcel No. 1410I-04-012.000)
That certain lot or parcel of land lying on the West side of Oak Street between Beach Boulevard and East Howard Avenue having a frontage of 50 feet on the West line of Oak Street running back West between parallel lines a distance of 98 feet more or less, being bounded North by the property of Eckstein, East by Oak Street, South by Glavan, West by now or formerly Johnson, known as Municipal No. 201 Oak Street, being conveyed together with all improvements, rights and appurtenances thereunto belonging.
Physical address: 117 Oak Street, Biloxi, MS

Parcel 46 (Tax Parcel No. 1410I-04-013.000)
A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:
Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 00°17’22” West 292.69 feet along said West margin of Oak Street, thence continue along said West margin North 00°17’16” West 59.54 feet to the point of beginning, thence South 89°42’44” West 96.00 feet, thence North 00°25’02” West 69.23 feet, thence North 89°34’58” East 96.00 feet to the West margin of Oak Street, thence South 00°25’02” East 69.45 feet along said West margin to the point of beginning.
The above description is the same property which was conveyed to Sylvia Glavan by Thomas J. Wiltz, Executor of the Estate of Marco Glavan by Final Decree dated March 30, 1959, and recorded in Deed Book 447 at Pages 217-219 in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District.
Physical address: 115 Oak Street, Biloxi, MS
Parcel 47 (Tax Parcel No. 1410I-04-014.000)
A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:
A certain lot or parcel of land having a frontage of sixty (60) feet on the West side of Oak Street and running back West between parallel lines Eighty (80) feet, more or less, said property being bounded on the North by the property of Glavin, on the East by Oak Street, on the South by property of Maybury, and on the West by Mente Company.
Physical address: 113 Oak Street, Biloxi, MS
Parcel 48 (Tax Parcel Nos. 1410I-04-015.000 and 1410I-04-016.000)
A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:
Beginning at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 83°21’10” West along said margin of U.S. Highway 90 78.60 feet, thence North 0°41’56” West 120.15 feet, thence North 0°16’43” West 163.07 feet, thence North 89°43’17” East 78.86 feet to the West martin of Oak Street, thence South 0°17’22” East 292.69 feet along said West margin to the point of beginning. Said parcel contains 0.520 acres.
The above description is the same property (i) which was conveyed to West Freezing, Incorporated by James West by Warranty Deed dated May 12, 1982 and recorded in Deed Book 120 at Page 249-250 in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District; and (ii) which was conveyed to West Freezing, Incorporated by West Seafood, Inc. by Warranty Deed dated May 12, 1982 and recorded in Deed Book 120 at Page 247-248, in the Records of Deeds of the Office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District.
Physical address: 109 Oak Street, Biloxi, MS
Parcel 49 (Tax Parcel No. 1410I-04-017.000)
A parcel of land situated in Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi, more fully described as follows:
Commencing at the intersection of the West margin of Oak Street and the North margin of U.S. Highway 90, also being the North margin of the service road for U.S. Highway 90, thence North 83°21’ 10” West 78.60 feet along said North margin of U.S. Highway 90, to the Point of Beginning, thence continue North 83°21’ 10” West 78.60 feet, thence North 0°22’41” West 441.89 feet, thence South 88°35’15” East 60.53 feet, thence South 0°25’02” East 106.84 feet, thence North 89°42’44” East 16.00 feet, thence South 1°23’13” East 59.54 feet, thence South 0°16’43” East 163.07 feet, thence South 0°41’56” East 120.15 feet to the North margin of U.S. Highway 90 and the Point of Beginning.
This being the same property which was conveyed by Decree of this court dated May 27, 1985 and recorded in Deed Book 159 at Page 6 et seq. in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:
Commencing at a point on the North line of East Beach Boulevard, that is 73.4 feet West of the West line of Oak Street, thence running North 0°19’ West 215 feet along an old fence, and thence continuing along said old fence running North 0°27’ West 335 feet to a point 12 feet South of a corner of an old fence, which point is approximately 80.4 feet West of the West line of Oak Street, thence running West or Westwardly parallel with the North line of East Beach Boulevard a distance of 78 feet, more or less, to the property deeded by Willie N. Johnson and Emma E. Johnson to L.O. Johnson and Louise Johnson Dorries, on

April 15, 1912 and thence running South 0°18’ East approximately 247 feet, thence running South 0°40’ West 203.4 feet to the North line of East Beach Boulevard, said point being 79.5 feet West of the point of beginning, thence running South 82°39’ East along the North line of East Beach Boulevard 80.1 feet to the point of beginning. Said property being bounded on the North by property formerly of Reaux, and formerly of Lamar Life Insurance Company, on the East formerly of Maybury and now West and others, on the South by East Beach Boulevard and on the West by the property formerly Marko Skrmetta and Emma Johnson.
Physical address: 316 Beach Blvd., Biloxi, MS
Parcel 50 (Tax Parcel No. 1410I-04-018.000)
That certain lot or parcel of land situated in the City of Biloxi, more particularly described as commencing at the intersection of the West margin of Oak Street with the North margin of East Beach Boulevard, and run thence North 82 degrees 28’ West along the North margin of said Beach Boulevard a distance of 158.9 feet to the point of beginning; from said point of beginning thence run North 522.85 feet to a point, thence run West 44.1 feet to a point, thence run South 517.02 feet to the North margin of Beach Boulevard, thence run South 82 degrees 28’ East along the North margin of said Beach Boulevard a distance of 44.48 feet to the point of beginning. Being the same property conveyed by Ewing to Ladner by Deed recorded in Book 484, page 457 of the Deed Records of Harrison County, Mississippi.
Physical address: 1023 East Beach Blvd., Biloxi, MS
Parcel 51 (Tax Parcel No. 1410I-04-019.000)
That certain lot or parcel of land lying and being situated in Claim Section 34, Township 7 South, Range 9 West, 2nd Judicial District of Harrison County, Mississippi, and being more particularly described as follows, to-wit:
A Lot Forty-five (45) feet on Beach Boulevard, in the City of Biloxi, Mississippi; being bounded on the South by Beach Blvd; on the East by property now or formerly of Johnson and Skrmetta; on the North by property now or formerly of Endris; and on the West by property now or formerly of Phillip D. Ward; all in Sectional Index Book 51, Claim Section 34, Township 7 South, Range 9 West, 2nd Judicial District of Harrison County, Mississippi; and being part of the same property conveyed to N.W. Ladner by John Ewing and Theresa Croncich Ewing on May 28, 1956, said deed appearing of record in Copy Book 146 at Pages 40-41 of the Land Deed Records of the 2nd Judicial District of Harrison County, Mississippi, subject to matters shown on survey of Brown & Mitchell, Inc. dated May 15, 1998.
Also described as: Commencing at an iron rod located at the Northwest corner of the intersection of Oak Street and U.S. Highway 90, also known as Beach Blvd., said point having the following State Plane Coordinates, Northing 263909.5745 Easting 489157.6274, thence N 83°16’03” West along the North margin of U.S. Highway 90 for a distance of 160.48, thence North 83°36’ 15” West 45. 14 feet to the point of Beginning, thence continue along said North margin North 83°02’16” West 45.41 feet, thence North 00°09’23” West 538.18 feet, thence South 89°50’25” East 45.00 feet, thence South 00°09’44” East 26.54 feet, thence continue South 00°09’44” East 517.02 feet to the North margin of U.S. Highway 90 and the Point of Beginning. Said parcel contains 0.559 acres, more or less, and recorded on Quitclaim Deed in Book 325 at Page 401.
Physical address: 1019 East Beach Blvd., Biloxi, MS
Parcel 54 (Tax Parcel No. 1410I-04-022.000)
That certain lot beginning on the South line of East Howard Avenue at a point Ninety-Six (96) feet West of the intersection of the South line of East Howard Avenue and the West line of Oak Street; thence running West along the South line of East Howard Avenue a distance of Sixty-Four (64) feet more or less; thence running South a distance of Two Hundred and Fifty (250) feet; thence running East Sixty-Four (64) feet, more or less, to a point Two Hundred Fifty (250) feet South of the South line of East Howard Avenue; thence running North to the South line of East Howard Avenue approximately Two Hundred Fifty (250) feet. Bounded on the North by Howard Avenue; on the East by the property of F. Covacevich; on the South by the property of Braun; and on the West by the property of Broussard, formerly Covacevich; together with all improvements thereon and thereunto belonging. This property is located in Municipal Section Block 51, City of Biloxi, Mississippi.
Physical address: 307 Howard Avenue, Biloxi, MS
Parcel 55 (Tax Parcel No. 1410I-04-023.000)
A parcel of land located in the City of Biloxi, Harrison County, Mississippi, more particularly described as having a frontage of 45 feet on the South margin of East Howard Avenue between Hood Lane and Oak Street, and running back South between Parallel lines at 150 feet, and being bounded on the North by East Howard Avenue, on the East by property now or formerly of Kulgis, on the South by property now or formerly of Hood, and on the West by property now or formerly of McLain. The above described property being Lot 62, Block 51, City of Biloxi, Harrison County, Mississippi.
Physical address: 309 Howard Avenue, Biloxi, MS

Parcel 56 (Tax Parcel No. 1410I-04-024.000)
That certain lot or parcel of land having a frontage on the South margin of East Howard Avenue of forty-five (45) feet, more or less, and running back in a Southerly direction between parallel lines a distance of one hundred fifty (150) feet and being bounded on the North by East Howard Avenue, on the East by property now or formerly of Emma Johnson, on the West by property now or formerly of Viator, and on the South by property now or formerly of First National Bank. Being the same property conveyed by Joseph J. Hebert and Mrs. Caroline Strain Hebert to Gloria D. Hebert by a Warranty Deed dated March 19, 1958, recorded in Deed Book 432 at page 254 (Copy Book 154 at page 174) in the office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District. And being situated in Section Block 51 in the City of Biloxi, Mississippi.
Physical address: 313 Howard Avenue, Biloxi, MS
Parcel 61 (Tax Parcel No. 1410I-04-082.000)
A parcel of land situated in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:
Commencing at an iron rod located at the Northwest corner of intersection of Oak Street and U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, Northing 263909.5745, Easting 489157.6274, thence North 83°16’03” West along the North margin of U.S. Highway 90 for a distance of 160.48 feet, thence North 83°36’15” West 45.14 feet, thence North 83°02’16” West 45.41 feet, thence North 82°33’47” West 225.08 feet to the POINT OF BEGINNING, thence continue North 83°49’11” West along said North margin 52.50 feet, thence North 00°36’31” West 549.54 feet, thence North 88°15’35” East 52.04 feet, thence South 02°35’27” East 54.27 feet, thence South 00°24’34” East 502.54 feet to the North margin of U.S. Highway 90 and the Point of Beginning. Said parcel contains 0.673 acres, more or less.
Physical address: 334 Beach Blvd., Biloxi, MS
Parcel 63 (Tax Parcel No. 1410P-01-002.000)
A parcel of land situated in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows:
Commencing at an iron rod located at the Northwest corner of the intersection of Oak Street and U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, Northing 263909.5745, Easting 489157.6274, thence South 00°01’10” East 130.00 feet to an iron rod located at the Southwest corner of the intersection of Oak Street and U.S. Highway 90, said point being the Point of Beginning, thence South 00°25’08” East along an extension of the West margin of Oak Street 283.55 feet, thence South 89°34’52” West 72.82 feet, thence North 44°17’04” West 10.10 feet, thence North 00°26’40” West 287.45 feet, to the South margin of U.S. Highway 90, thence South 82°27’ 14” East along said margin 80.73 feet to the Point of Beginning. Said parcel contains 0.530 acres, more or less.
Physical address: 301 Beach Blvd., Biloxi, MS
Parcel 64 (Tax Parcel No. 1410P-01-003.000)
Beginning at the Northeast corner of the intersection of the East margin of Oak Street, if extended South, with the South margin of U.S. Highway 90, and continuing South along said projected East margin of Oak Street, if extended South, to the waters of the Mississippi Sound; thence Westerly along the meanderings of the Mississippi Sound to the extension of the West margin of Oak Street, if extended South; thence North along the West margin of Oak Street, if extended South, to the South margin of U.S. Highway 90; thence East along the South margin of U.S. Highway 90 to the Point of Beginning, less and except any part or all of the above described property that is or may be alleged to be or is hereafter determined to be tidelands or tidally-influenced. The City of Biloxi has vacated the above described property as a public street by Resolution No. 664-10.
Parcel 71 (Tax Parcel No. 1510L-02-120.000 and 1510L-02-120.001)
Lots 1,2,3,4,5,20,21 and 24, as well as the East Forty (40) feet of Lots 15,19,22 and East Thirty (30) feet of Lot 23, all in Block 9 of the Revised subdivision of Summerville Addition, as recorded in Copy Plat Book 1, at Page 26, of the Record of Plats maintained in the Second Judicial District Office of the Chancery Clerk of Harrison County, Mississippi; also being described as all that property conveyed by deeds recorded in Land Deed Copy Book 81 at Page 320; Copy Book 84 at Page 54; Copy Book 87 at Page 386; Copy Book 128 at Page 371; Copy Book 128 at Page 373; Book 148 at Page 498; Book 169 at Page 63, of said Land Records, less that property described in Land Deed Book 141 at Page 409 of said Land Records.
Physical address:     1st Street, Biloxi, MS
Parcel 72 (Tax Parcel No. 1510L-02-122.000)
A piece of land off of the East end of Lots 17 and 18 in Block or Square No. 9 of the Plan of Summerville, in the City of Biloxi, in Harrison County, State of Mississippi, as shown on the official map or plat thereof on file and of record in Plat Book 2, at page 3 of the Record of Plats of Harrison County, Mississippi, which said parcel of land is particularly described as follows, to-wit:
A certain lot of land beginning at a point on the North line of the First Street, which is 200 feet East of the North West corner of Maple Street and First Street, running thence West a distance of 50 feet; thence North a distance of 150 feet, thence East a distance of 50 feet; thence South a distance of 150 feet to the point of beginning. Said parcel of land being the East 50 feet of Lot 18 and the East 50 feet of the South 70 feet of Lot 17 in Block 9 of said Plan of Summerville, in the City of Biloxi, Mississippi.
Physical address: 252 1st Street, Biloxi, MS
Parcel 73 (Tax Parcel No. 1510L-02-123.000)
That certain lot or parcel of land commencing at a point on the North line of First Street which is 100 feet East of the intersection of the North line of First Street with the East line of Maple Street, running thence North a distance of 150 feet, thence East 50 feet, thence South 150 feet, and thence West 50 feet to the Point of Beginning, bounded on the North by the property of Murphy A. Tauzin, on the East by property of Cleve Bourgeois, on the south by First Street, and on the West by property of Mrs. Edmonia Toups, and being a part of Lots 17 and 18 in block 9 of the Plan of Summerville Addition to the City of Biloxi, as per plat thereof in Plat Book 3, Page 3, in the office of the Chancery Clerk of Harrison County, Mississippi.
Physical address: 256 1st Street, Biloxi, MS
Parcel 74 (Tax Parcel No. 1510L-02-125.000)
The North Five feet (5’) of the West 100 feet of Lot Eighteen (18) and the West One-half (1/2) of Lot Seventeen (17), Block Nine (9), Less the North 10 feet of Lot Seventeen (17), Block Nine (9), SUMMERVILLE SUBDIVISION, as per map or plat thereof on file and of record in the office of the Chancery Clerk of Harrison County, Mississippi, Second Judicial District; being 75 feet on Maple Street and extending in an Easterly direction between parallel lines a distance of 100 feet, together with an easement over, through and across the West 10 feet of Lot Eighteen (18), Block Nine (9), SUMMERVILLE SUBDIVISION, for utility purpose, being further described as follows, to-wit:
The West Ten feet (10’) of Lot Sixteen (16), less the North Five feet (5’) thereof, Block Nine (9), SUMMERVILLE SUBDIVISION, as per map or plat thereof on file and of record in the office of the Chancery Clerks Office of the Second Judicial District of Harrison County, Mississippi; being 75 feet on Maple Street by 1000 feet on First Street.
Physical address: 122 Maple Street, Biloxi, MS
Parcel 75 (Tax Parcel No. 1510L-02-126.000)
The North 10 feet of Lot 17, and the South 46.7 feet of Lot 16, Block 9, Revised Subdivision of Blocks 9, 11, 12, 13, 17, 18 and 19 of SUMMERVILLE, City of Biloxi, Harrison County, State of Mississippi, according to the official map or plat thereof on file and of record in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.
Physical address: 126 Maple Street, Biloxi, MS
Parcel 76 (Tax Parcel No. 1510L-02-127.000)
Beginning at a point on the East line of Maple Street which is 206 2/3 feet North of the Northeast corner of the intersection of First and Maple Streets and running thence North a distance of 56 2/3 feet, thence East a distance of 100 feet, thence south a distance of 56 2/3 feet and thence West a distance of 100 feet to the Point of Beginning, being bounded on the North by the property of Neville J. Gonsoulin, on the East by the property of Murphy A. Tauzin, on the South by the property of Bernard J. Hebert and on the West by Maple Street and being a part of Lots 15 and 16 in Block 9, of the Plan of Summerville Addition as per plat thereof in Plat Book 2 at Page 3, in the office of the Chancery clerk of Harrison County, Mississippi.
AND ALSO:
Beginning at a point which is 100 feet East of a point on Maple Street which is 206 2/3 feet North of the Northeast corner of the intersection of First and Maple Streets and running thence North a distance of 56 2/3 feet, thence East a distance of 100 feet, thence South a distance of 56 2/3 feet, thence West a distance of 100 feet to the Point of Beginning being bounded on the North by the property now or formerly of Neville J. Gonsoulin, on the East by the property now or formerly of the City of Biloxi, on the South by the property now or formerly of Murphy A. Tauzin and on the West by property heretofore conveyed by Mrs. Eva Foreman to John B. Illich on February 15, 1952. Being part of Lots 15 and 16 in Block 9, of the Plan of Summerville Addition as per plat thereof in Plat Book 2 at Page 3, in the office of the Chancery Clerk of Harrison County, Mississippi.
Physical address: 128 Maple Street, Biloxi, MS 39530

Parcel 77 (Tax Parcel No. 1510L-02-129.000)
The West Two Hundred (W 200’) feet of Lots Nineteen (19) and Twenty Two (22) in Block Nine (9) of the Map or Plat of the Estate of Jacob Ott in Biloxi, Mississippi showing Revised Subdivision of Lots 9, 11, 12, 13, 17, 18 and 19 of Summerville addition to the City of Biloxi, Harrison County, Mississippi, as per Map or Plat on File in the office of the Chancery Clerk in Plat Book 7, page 17.
Physical address: 134 Maple Street, Biloxi, MS
Parcel 78 (Tax Parcel No. 1510L-02-134.000)
LOT 27, BLOCK 9, PLAN OF SUMMERVILLE ADDITION TO THE CITY OF BILOXI, as per plat on file in the office of the Chancery Clerk of Harrison County, Second Judicial District, Mississippi, in copy Plat Book 1 at Page 26.
Physical address: 243 Howard Avenue, Biloxi, MS
Parcel 3 (Tax Parcel No. 1410I-02-002.000)
That certain lot or parcel of land having a frontage on East Howard Avenue of 100 feet, more or less, running back South between parallel lines 175 feet to the property now or formerly of Mrs. Charles Holley, being bounded on the East by the property now or formerly of Charles DeJean, North by East Howard Avenue, South by the property of Mrs. Charles Holley, and on the West by property now or formerly Mary Anticich, being the same property conveyed to Frances C. Smolcich by deed dated March 18, 1947, which appears of record in Book 300, page 70 (CB 103, page 46), on the Records of Deeds of the Second Judicial District of Harrison County, Mississippi, and being the West 100 feet of Lot Nine (9), the West 100 feet of Lot Eight (8) and the West 100 feet of the North 15 feet of Lot Seven (7), all in Block Ten (10) of Summerville, an addition to the City of Biloxi, as per map or plat thereof, recorded in Plat Book 2, Page 3, Records of Plats of Harrison County, Mississippi; said property being conveyed together with all improvements, easements, rights, and appurtenances thereunto belonging or in any way appertaining.
Physical address: 139 Maple Street, Biloxi, MS
Parcel 9 (Tax Parcel No. 1410I-02-008.000)
THAT CERTAIN LOT or parcel of land being the South part of LOT FOUR (4). BLOCK TEN (10), SUMMERVILLE ADDITION to the City of Biloxi, Harrison County, Mississippi; and being more fully described as fronting on Maple Street a distance of thirty-eight and one-half (38.5') feet, more or less, and running back parallel lines a distance of two hundred (200') feet, more or less; and being bounded on the North by property now or formerly of Derouen; on the East by Maple Street; on the South by property now or formerly of Spencer; and on the West by property now or formerly of Picard.
Physical address: 125 Maple Street, Biloxi, MS 39530
Parcel 12 (Tax Parcel No. 1410I-02-011.000)
One (1) Lot 50 x 99 feet, more or less, South by First St., East by Maple St., North by Stafford, West by Stafford. Being part of Lot 2, Block 10, Summerville, City of Biloxi, Second Judicial District of Harrison County, Mississippi.
Physical address: 270 1st Street, Biloxi, MS 39530
Parcel 13 (Tax Parcel No. 1410I-02-012.000)
One lot of land and all improvements thereon lying and being within the corporate limits of the City of Biloxi, State of Mississippi, and County of Harrison, and being more fully described as follows:
Bounded on the East by property of Clafai Corneaux; bounded on the West by property of Mrs. Ransonet; bounded on the South by First Street; and bounded on the North by the property of Frank Covacevich. Having a front on the said First Street of Twenty-five (25) feet and running back North between parallel lines one hundred and fifty (150) feet to the property of the said Frank Covacevich, being a part of Lots 1, 2, and 3, in Block 10, Plan of Summerville.
Physical address: 274 1st Street, Biloxi, MS 39530
Parcel 14 (Tax Parcel No. 1410I-02-015.000)
The East 75 Feet of Lot 18, Square 10 of Summerville Addition, as per map thereof recorded in Book 2 at Page 3 of the Record of Plat of Harrison County, Mississippi; being further described as bounded South by First Street, West by Borden, East by property formerly of Stafford and North by Sumrall; having a frontage on First Street of 75 feet and running back North between parallel lines a distance of 80 feet; and being the same property conveyed to Edward Romero and wife, Edith Romero by Mrs. John Wentzell by Warranty Deed dated June 23, 1937, recorded in Book 215 at Page 527 of the Deed Records of Harrison County, Mississippi.

Physical address: 286 1st Street, Biloxi, MS 39530
Parcel 19 (Tax Parcel No. 1410I-02-020.000)
The following described lot or parcel of land situated and being in Harrison County Mississippi and in the City of Biloxi with all improvements located thereon, as follows:
A certain lot fronting on Oak Street 50 feet and running back east between parallel lines a distance of 180 feet and being bounded on the South by a ten foot alley known as Covacevich Alley, on the West by Oak Street, on the North by the property of Henrietta Stanovich Laughran, on the East by the property of grantor; being part of lot 16 of block 10 of Summerville Addition to the City of Biloxi, Mississippi.
Physical address: 128 Oak Street, Biloxi, MS
Parcel 20 (Tax Parcel No. 1410I-02-021.000)
That certain lot or parcel of land described as beginning at the Northeast Corner of lot one (1), block ten (10).
Summerville Addition to the City of Biloxi; running thence West along the North line of said lot a distance of Eighty feet (80); running thence South along the West line of said lot one (1) a distance of twenty feet (20'); running thence South a distance of sixty feet (60') to the South line of lot sixteen (16), block ten (10). Summerville Addition, running thence East a distance of one hundred feet (100') to the East line of the said lot one (1); running thence North a distance eighty feet (80') more or less, to the point of beginning; said property being the same property as conveyed to Hypolite Picard, Jr., by Frank Covacevich on January 28, 1943, by deed which appears of record in book 253 at pages 254-255 of the land deed records of Harrison County, Mississippi; and property conveyed to Mrs. Ada Picard by Donald Covacevich and Jack W. Covacevich on January 20, 1956, by deed which appears of record in book 417 at page 42-43, of said records; together with the exclusive right, title and use of that certain alley known as Covacevich Alley fronting ten feet (10') on Oak Street and running back East a distance of one hundred eighty feet (180'); being a part of lot 16, block 10, Summerville Addition to the City of Biloxi.
Physical address: 126 Oak Street, Biloxi, MS
Parcel 26 (Tax Parcel No. 1410I-02-026.000)
That certain lot or parcel described as having a frontage on the East side of Oak Street of 60 feet and running back in an Easterly direction between parallel line of a distance to 280 feet, bounded on the South by property now or formerly of Arguellas, on the East by the property now or formerly of Maybury and Holley, on the North by property of Thornton and Skrmetta, and on the West by Oak Street; being part of lots 10,12 and 13 in block 10 of Summerville Addition to the City of Biloxi, Harrison County, Mississippi.
Physical address: 138 Oak Street, Biloxi, MS
Parcel 27 (Tax Parcel No. 1410I-02-027.000)
That certain lot or parcel of land having a frontage of 60 feet on the East line of oak street, running back East 200 feet, more or less, and being bounded North by property now or formerly of Aherns et al, on the east by property now or formerly of Desporte, South by property now or formerly of Mennig, and West by Oak Street, and being part of lots 11 and 12, block 10, Summerville Addition to the City of Biloxi, together with all improvements, rights and appurtenances thereunto belonging.
Physical address: 140 Oak Street, Biloxi, MS
Parcel 29 (Tax Parcel No. 1410I-02-031.000)
That certain lot or parcel of land described as having a frontage of 95 feet, more or less, on the South margin of East Howard Avenue between Oak and Maple Streets, and extending back South between parallel lines a distance of 120 feet, more or less, and being bounded on the North by East Howard Avenue; on the East by property now or formerly of Cvitanovich; on the South by property now or formerly of Austin; and on the west by property now or formerly of Guich (sic) and Thornton said property being known as Municipal 1418 and 1420 East Howard Avenue and being parts of lots 10, 11 and 12 of block 10, Summerville Addition to the City of Biloxi, Mississippi.
Physical address: 281 Howard Avenue, Biloxi, MS
Parcel 34 (Tax Parcel No. 1410I-03-005.000 & 1410I-04-083.000)
That certain real property situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi and lying in Section 34, Township 7 South, Range 9 West and being more particularly described as follows to-wit:
Commencing at the Northwest corner of the intersection of U.S. Highway 90 and Oak Street in the City of Biloxi and run thence North 82°35'56" West along the north edge of the sidewalk a distance of 251.34 feet to an iron pipe marking the point-of-beginning of the herein described parcel. From said point-of-beginning run thence North 00°07'39" East a distance of 537.7 feet to an iron pipe; thence run North 89°50'46" West a distance of 56.8 feet to an iron pipe on the West margin of Hood Lane: thence run South 88°41'24" West a distance of 168.6 feet to an iron pipe: thence run South 00°07' East a distance of 505 feet to an iron pin on the North margin of U.S. Highway 90 or East Beach Boulevard; thence continue South 00°07' East 283 feet more or less, to the water’s edge of the Mississippi Sound; thence run Southerly along the water’s edge to a point that lies South 00°07' West of the point-of-beginning; thence run North 00°07' East a distance of 345 feet more or less, to the point-of-beginning, but subject to the rights of the general public and county of Harrison in and to the sand beach lying south of the seawall and North of the shoreline of the Mississippi sound and the easement for the construction and maintenance of the U.S. highway 90.
Physical address: Highway 90, Biloxi, MS
Parcel 52 (Tax Parcel No. 1410I-04-021.000)
Beginning at the Northwest corner of the lot of land herein described which point is on the East line of a lane or alley sometimes known as Hood’s land, that is 250 feet, more or less, South of the South line of East Howard Avenue; running thence in a Southerly direction along the East line of said lane or alley a distance of 250 feet, more or less, to the North line of the property of now or formerly Doss Summerlin; thence running Easterly along the North line of the land now or formerly Summerlin and of Henning, a distance of 88 feet, more or less, to the land now or formerly Emma Johnson; running thence in a Northerly direction and parallel with the East line of Hood’s Lane a distance of 250 feet, more or less, to the land now or formerly Viator; thence in a Westerly direction along the South line of the land of Viator a distance of 88 feet, more or less, to the point of beginning; said parcel of land being bounded North by land and now or formerly Viator; East by now or formerly Emma Johnson; South by land now or formerly Summerlin and of Henning; and on the West by said Hood’s Lane or Alley; together with all of the improvements, right and appurtenances thereunto belonging.
Physical address: 112 Hood Lane, Biloxi, MS
Parcel 53 (Tax Parcel No. 1410I-04-021.001)
Beginning at a point on the East line of Hood Lane 150' South of the South line of East Howard Avenue; thence running South along the East line of Hood Lane a distance of 100 feet; thence running East 43 feet; thence running North and parallel to the East line of Hood Lane a distance of 100 feet; thence running West 43 feet to the point of beginning; and being bounded on the North by property of J.J. Viator, Sr.; on the East by property of J.J. Viator, Jr.; and on the West by Hood Lane.
Beginning at a point which is 150' south of the South line or East Howard Avenue and 43 feet East of Hood lane; thence running South and parallel with the East line of Hood Lane 100 feet to a point; thence running east 45' to a point; thence running North 100 to a point; thence running West 45 feet to the point of beginning; being bounded on the North by now or formerly Hebert; on the East by property of J.J. Viator, Sr.; on the South by property of J.J. Viator, Jr.; and on the West by property of J.J. Viator, Sr.
Beginning at a point 100 feet South of the South line of East Howard Avenue and 88 feet East of the East line of Hood Lane; thence running South and parallel with the East line of Hood Lane 425 feet to a point; thence running East 45 feet to a point; thence running North and parallel to the East line of Hood Lane 425 feet to a point; thence running West 45 feet to the point of beginning; being bounded on the North by property now or formerly N. Broussard; on the East by property formerly of L.O. Johnson and on the South by now or formerly of Ladner; and on the West by J.J. Viator, Jr. and J.J. Viator, Sr.
Physical address: 120 Hood Lane, Biloxi, MS
Parcel 57 (Tax Parcel No. 1410I-04-025.000)
Beginning at a point on the South line of East Howard Avenue where the same is intersected by the East line of Hood Lane; thence running South along the East line of Hood Lane a distance of one hundred fifty feet (150') to a point; thence running East by forty-three (43') to a point; thence running North one hundred fifty feet (150') to a point on the South line of East Howard Avenue; thence running West forty-three (43') to the point of beginning. (Section block 51 of the City of Biloxi.)
Physical address: Howard Avenue, Biloxi, MS
Parcel 58 (Tax Parcel No. 1410I-04-026.000)
A parcel of land situated and being located in Section Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:
Beginning at the intersection of the southerly margin of Howard Avenue with the westerly margin of Hood Lane; thence run South 00°11’56” West 339.71 feet along the Westerly margin of Hood Lane; thence run South 88°23’02” West 169.60 feet; thence run North 00°00’00” East 229.04 feet; thence run North 89°47’53” East 82.46 feet along the North line of the property of Navarro and the South line of the Property of Gonsoulin/Jakes and others; thence run North 47°34’25” East 35.48 feet along the line common to Navarro and Gonsoulin/Jakes; thence run North 01°13’44” West 90.00 feet along the West line of Navarro and the East line of Gonsoulin/Jakes to the Southerly margin of Howard Avenue; thence run North 88°52’52” East 64.00 feet along the Southerly margin of Howard Avenue to the Point of Beginning.
Physical address: 115 Hood Lane, Biloxi, MS
Parcel 59 (Tax Parcel No. 1410I-04-027.000 & 1410I-04-027.001)
That certain piece or parcel of land together with all improvements thereon and appurtenances there unto belonging in the City of Biloxi, Mississippi, described as follows:
Commencing at the intersection of the South line of Howard Avenue and the West line of Hood Lane, thence running West along the south line of Howard Avenue 114 feet to a point, which is the Point of Beginning of the property herein conveyed, thence south 115 feet 6 inches to a point, thence West 59 feet to the West line of Hood property and the East line of Summerlin Alley, thence North along Summerlin Alley 115.4 feet to the South line of Howard Avenue, thence East 59 feet to the Point of Beginning, Section Block 51. Being a part of the property described in paragraph three of the Partition Deed of Mrs. Hazel Hood Navarro, Lewis W. Hood, Jr. and Jacks Hood, dated April 12, 1965.
AND:
That certain piece or parcel of land together with all improvement thereon and appurtenances there unto belonging in the city of Biloxi, Harrison County, Mississippi, described as follows:
Commencing at a point on the West line of Hood Lane and the South line of Howard Avenue, thence running West 64 feet along the South line of Howard Avenue to a point which is the Point of Beginning of the property herein conveyed, thence South 90 feet to a point, thence southwesterly along the South side of the Trunk of the live Oak tree 38 feet more or less, to a point 17 feet West of the Northwest corner of the new garage and 23 feet East of the Southeast corner of the property of Jack Hood, this day conveyed to Esse Gonsoulin, thence West 23 feet to the Southeast corner of the property of Jack Hood, thence North 115 feet 6 inches to the South line of Howard Avenue, thence East 50 feet to the Point of Beginning.
SAID PARCELS being also described as:
A parcel of land situated and being located in Section Block 51, City of Biloxi, Second Judicial District of Harrison County, Mississippi and being more particularly described as follows, to-wit:
Commencing at the intersection of the southerly margin of Howard Avenue with the westerly margin of Hood Lane; thence run South 88°52’52” West 64.00 feet along the Southerly margin of Howard Avenue to the Point of Beginning of the parcel herein described: thence run from said Point of Beginning, South 01°13’44” East 90.00 feet; thence run South 47°34’25” West 35.48 feet; thence run South 89°47’53” West 82.46 feet; thence run North 00°00’00” West 112.12 feet to the Southerly margin of Howard Avenue; thence run North 88°52’53” East 106.74 feet along the Southerly margin of Howard Avenue to the Point of Beginning.
Physical address: 327 and 329 Howard Avenue, Biloxi, MS
Parcel 62 (Tax Parcel No. 1410I-04-084.000)
That certain lot or parcel of land commencing at a point in the Northeast corner of the property of Dr. L.W. Hood known as municipal number 1310 East Howard Avenue, said point being at the intersection of the South side of East Howard Avenue and the West side of Hood or Maybury Lane in Biloxi, Mississippi, thence running South along the West line of said Hood or Maybury Lane a distance of 341 feet to the point of beginning which is also the Southeast corner of the property conveyed to Mrs. Hazel Hood Navarro by deed recorded in book 284, page 240; thence West from said point to beginning along the South boundary line of the property of Navarro 176 feet, more or less, to an alley or the property of Doss Summerlin; thence South a distance of 159 feet to the South line of the property of grantors; thence East 176 feet, more or less, to a point on the West line of Hood or Maybury Lane; thence North along the West line of Hood or Maybury Lane a distance of 159 feet to the point of beginning said lot being bounded by alley or property of Summerlin; South by Island View Tourist Court, formerly of Maybury; and East by Hood or Maybury Lane.
Physical address: 109 Hood Lane, Biloxi, MS
Grand Biloxi - Parcel 92 (Tidelands Lease Parcels 1 & 2)
Tidelands Parcel 1 (Tax Parcel No. 1410P-01-004.001):
A parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second District of Harrison, Mississippi; and being more particularly described as follows:
Commence at an iron rod located at the intersection of the east margin (right-of-way) of Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence South 00 degrees 24 minutes 55 seconds East 350.00 feet along said east margin (right-of-way) of Oak Street to the Point of Beginning, said point also being located at the southwest corner of a certain tract of land per the aforesaid Boundary Agreement; thence southeasterly along the southerly line of the aforesaid Boundary Agreement the following twelve courses, South 60 degrees 02 minutes 16 seconds East 20.04 feet, South 81 degrees 37 minutes 19 seconds East 11.55 feet, South 58 degrees 56 minutes 29 seconds East 18.04 feet, South 73 degrees 16 minutes 20 seconds East 25.87 feet, South 66 degrees 03 minutes 59 seconds East 65.07 feet, South 41 degrees 27 minutes 45 seconds East 12.31 feet, South 66 degrees 12 minutes 50 seconds East 18.62 feet, South 77 degrees 21 minutes 47 seconds East 19.55 feet, South 64 degrees 14 minutes 00 seconds East 35.62 feet, South 64 degrees 36 minutes 48 seconds East 33.61 feet, South 73 degrees 01 minutes 45 seconds East 9.53 feet, South 64 degrees 30 minutes 28 seconds East 13.99 feet; thence South 88 degrees 36 minutes 20 seconds West 256.14 feet to a point on the southerly projection of the east margin (right-of-way) of Oak Street; thence North 00 degrees 24 minutes 55 seconds West 120.78 feet along said southerly projection of the east margin (right-of-way) of Oak Street to the said Point of Beginning. Said parcel of land (submerged lands and tidelands) contains 15,525 square feet or 0.356 acres, more or less.
Tidelands Parcel 2 (Tax Parcel No. 1510M-01-025.002):
A certain parcel of land (submerged lands and tidelands) located in Claim Section 34, Township 7 South, Range 9 West, City of Biloxi, Second District of Harrison, Mississippi; and being more particularly described as follows:
Commence at an iron rod located at the intersection of the east margin (right-of-way) of
Oak Street with the south margin (right-of-way) of U.S. Highway 90, also known as Beach Boulevard, said point having the following State Plane Coordinates, N.A.D. 1983, Mississippi East Zone in feet, North 324439.35 and East 973456.36; said point also being the northwest corner of that certain tract of land described by a Boundary Agreement and being recorded in Warranty Deed Book 338, Pages 283-290; thence easterly along said south margin (right-of- way) of U.S. Highway 90 the following three courses, South 89 degrees 28 minutes 50 seconds East 230.94 feet, North 88 degrees 36 minutes 20 seconds East 605.66 feet, North 88 degrees 55 minutes 15 seconds East 181.31 feet to the northeast corner of that certain tract of land per the aforesaid Boundary Agreement; thence South 00 degrees 11 minutes 55 seconds East 427.16 feet to the Point of Beginning, said point also being located at the most southeasterly corner of that certain tract of land per the aforesaid Boundary Agreement; thence continue South 00 degrees 11 minutes 55 seconds East 34.95 feet; thence South 88 degrees 36 minutes 20 seconds West 200.00 feet to a point located on the line of that certain tract of land per the aforesaid Boundary Agreement; thence along the line of that certain tract of land per the aforesaid Boundary agreement the following twenty two courses, North 01 degrees 23 minutes 40 seconds West 26.00 feet, South 88 degrees 36 minutes 20 seconds West 4.98 feet, North 01 degrees 23 minutes 40 seconds West 23.20 feet, South 60 degrees 12 minutes 52 seconds East 18.40 feet; thence South 64 degrees 25 minutes 17 seconds East 17.16 feet. South 53 degrees 31 minutes 41 seconds East 6.34 feet, South 61 degrees 44 minutes 07 seconds East 12.64 feet, South 58 degrees 19 minutes 04 seconds East 10.95 feet, South 72 degrees 15 minutes 59 seconds East 7.21 feet, North 87 degrees 19 minutes 59 seconds East 6.26 feet, North 69 degrees 43 minutes 30 seconds East 5.58 feet, North 55 degrees 09 minutes 10 seconds East 28.03 feet, North 51 degrees 12 minutes 32 seconds East 20.66 feet, North 64 degrees 38 minutes 59 seconds East 9.51 feet, North 69 degrees 37 minutes 40 seconds East 21.27 feet, North 68 degrees 12 minutes 05 seconds East 7.38 feet, North 84 degrees 51 minutes 18 seconds East 9.84 feet, South 86 degrees 12 minutes 06 seconds East 5.33 feet, South 78 degrees 09 minutes 28 seconds East 5.62 feet, South 79 degrees 24 minutes 04 seconds East 13.16 feet, South 68 degrees 06 minutes 53 seconds East 13.84 feet, South 38 degrees 38 minutes 16 seconds East 15.61 feet to the Point of Beginning. Said parcel of land (submerged lands and tidelands) contains 7,797 square feet or 0.179 acres, more or less.
By virtue of that Public Tidelands Lease dated November 16, 2015 by and between State of Mississippi Secretary of State Public Lands Division and Grand Casinos of Biloxi, LLC recorded on December 1, 2015 as Instrument No. 2015-3099-D-J2.
Grand Biloxi - Ground Lease
Parcel 30 (Tax Parcel Nos. 1410I-02-032.000; 1410I-02-032.001-Vacated street; 1510L-02-136.000; 1510M-01-025.000; 1510M-01-025.003; and 1410P-01-004.000-leased portion for theatre)
That certain real property situated in Blocks 1 and 2, Summerville Addition, and other lands lying south of U.S. Highway 90, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:
Beginning at an iron pipe marking the Southwest corner of the intersection of U.S. Highway 90 and Pine Street if said were extended Southward and run S 00º11’55” E a distance of 397.19 feet along said West margin to an iron pin set at the apparent mean high water line of the Mississippi Sound, thence run Westerly along the meanderings of said apparent mean high water line to a point on a timber bulkhead that lies S 83º23’05” W a distance of 283.50 feet from the last mentioned point, thence run S 03º04’55” E along said timber bulkhead a distance of 150.00 feet to a point, thence follow the meanderings of the apparent mean high water line Southwesterly to a point on a timber bulkhead that lies S 64º48’05” W a distance of 89.10 feet from the last mentioned point, thence run S 03º16’05” W along said bulkhead a distance of 133.30 feet to a point on a pier, thence run S

87º19’05” W along said pier a distance of 78.30 Feet to a point, thence run N 02º51’05” E along the same pier a distance of 262.80 feet to a point, thence N 89º07’55” W along the same pier a distance of 336.70 feet, thence run Northwesterly along the apparent mean high water line to a point on the East margin of Oak Street that lies N 64º29’40” W a distance of 280.27 feet from the last mentioned point, thence run N 00º24’55” W along said East margin a distance of 350.00 feet to an iron pipe in concrete on the South margin of U.S. Highway 90, thence follow said South margin S 89º28’50” E a distance of 230.94 feet to an iron pin, thence continue along said South margin N 88º36’20” E a distance of 605.66 feet to a concrete right-of-way monument, thence continue along said South margin N 88º55’15” E a distance of 181.31 feet to the point of beginning, together with all riparian or other rights thereunto appertaining. (Tax Parcel Nos. 1410P-01- 004.000, 1510M-01-025.000, & 1510M-01-025.003).
Physical address: 285 Beach Blvd, Biloxi, MS 39533
AND
All of Lots 1 through 10 inclusive, Block 2, Summerville Addition, City of Biloxi, Second Judicial District of Harrison County, Mississippi, being described more in particular as follows, to-wit:
Beginning at an iron pipe marking the Northwest corner of said Block 2, Summerville Addition, and run N 89º45’15” E along the South margin of First Street a distance of 480.00 feet to an iron pin marking the Northeast corner of said Block 2; thence run S 00º11’55” E along the West margin of Pine Street a distance of 365.29 feet to a point on the North margin of the North Service Drive of U. S. Highway 90; thence run S 89º23’18” W along said North margin a distance of 480.57 feet to the East margin of Maple Street; thence run N 00º06’40” W along the East margin of Maple Street a distance of 368.36 feet to the point of beginning. (Tax Parcel No. 1510L-02-136.000) AND
All of Lots 3-8 inclusive, Block 1, Summerville Addition, plus the East 20 feet of Lot 2 and the East 10 feet of Lot 9, Block 1, Summerville Addition, City of Biloxi, Second Judicial District, Harrison County, Mississippi, being described more in particular as follows, to-wit:
Beginning at an iron pipe marking the Northeast corner of said Block 1 and run South 00°03’09” East along the West margin of Maple Street a distance of 366.93 feet to a point on the North margin or the North Service Drive of U.S. Highway 90; thence run Southwesterly along said North margin to a point that lies South 89°06’54” West a distance of 340.17 feet from the last mentioned point; thence run North 00°06’31” East a distance of 171.02 feet to a point; thence run North 89°49’51” East a distance of 169.68 feet to a point; thence run North 00°03’40” West a distance of 199.93 feet to the South margin of First Street; thence run North 89°45’15” East along said South margin of First Street a distance of 170.00 feet to the point of beginning. (Tax Parcel No. 1410I-02- 032.000)
Physical address: Beach Blvd, Biloxi, MS
AND All that part of vacated and abandoned Maple Street lying North of the South right-of-way line of U.S. Highway 90 and South of the South line of First Street being that portion of maple street vacated pursuant to Resolution No. 601-96 of the City of Biloxi, located in Section 34, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi. Also known as (Tax Parcel No. 1410I-02-032.001)
By virtue of that Lease dated June 23, 1992, executed by and between Mavar, Inc., Lessor, and Grand Casinos of Mississippi, Inc.-Biloxi, Lessee, as evidenced by a memorandum recorded on June 25, 1992 and in Book 244 at Page 309, as amended by that First Amendment to Lease dated February 1, 1993, as evidenced by memorandum recorded on February 5, 1993 in Deed Book 251 at Page 588, as further amended by Second Amendment to Lease dated February 1, 1993, recorded on February 5, 1993 in Deed Book 251 at Page 593, re-recorded in Deed Book 253 at Page 385, as further amended by Third Amendment to Ground Lease dated July 31, 1998, recorded on August 7, 1998 in Deed Book 328 at Page 253, as assigned by Grand Casinos of Biloxi, LLC (as successor in interest to Grand Casinos of Mississippi, Inc. - Biloxi) to Grand Biloxi LLC recorded on July 28, 2017 as Instrument No. 2017-1821-D-J2.
Parcel 60 (Tax Parcel No. 1410I-04-028.000)
Beginning at a point on the South side of the sidewalk on the South margin of East Howard Avenue between Oak Street and Sophie Street where the line dividing the property of Halat and Mrs. Emma Summerlin intersects the South margin of the sidewalk on the South margin of East Howard Avenue, thence running South along the line dividing the property herein described and the property of Halat a distance of 430 feet, more or less, to a point where said boundary intersects East Water Street if same were extended to that point; thence running in an Easterly direction a distance of 108 feet along East Water Street extended to the Westerly boundary of the property of Mrs. L. W. Hood, Sr.; thence, running in a Northerly direction along the boundary dividing the property herein described and the Hood property a distance of 430 feet, more or less, to the South side of the sidewalk on the South margin of East Howard Avenue, thence running along the South boundary of said sidewalk along a Westerly direction 108 feet, more or less, to the point of beginning.

LESS AND EXCEPT
A parcel situated in the Northwest corner of the subject property measuring 106 feet North and South by 49 feet East and West which was conveyed by Mrs. Emma Summerlin to Bairlleaux and Esposito. This being the same property conveyed to Grantors by PEGGY WUNSTEL BERGERON on 24th of March 1993, and recorded in Book 260 pages 480 and 481.
Physical address: Howard Avenue
Harrah’s Metropolis
TRACT #1:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS TWO (2) AND ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 29 THROUGH 36 AND LOTS 467 THROUGH 474 IN BLOCK 4 OF THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK'S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF FRONT STREET AND THE EASTERLY RIGHT OF WAY LINE OF MARKET STREET, BEING THE SOUTHWEST CORNER OF SAID LOT 36; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF MARKET STREET, SAID MARKET STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47'46" E, 150.00 FEET TO THE SOUTH LINE OF FIRST STREET AND BEING THE NORTHWEST CORNER OF SAID LOT 474; THENCE ALONG THE SOUTH LINE OF FIRST STREET, NOW VACATED, S 55 DEGREES 12' 14" E, 319.98 FEET TO THE NORTHEAST CORNER OF SAID LOT 467; THENCE ALONG THE EAST LINE OF SAID LOTS 467 AND 29, S 34 DEGREES 47'46" W, 150.00 FEET TO THE NORTH LINE OF FRONT STREET; THENCE ALONG THE NORTH LINE OF FRONT STREET, NOW VACATED, N 55 DEGREES 12'14" W, 319.98 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.
TRACT #2:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS TWO (2) AND ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 100 THROUGH 108, LOTS 142 THROUGH 144, THE SOUTHERLY 70 FEET OF LOTS 139 AND 141, THE WESTERLY 10 FEET OF THE NORTHERLY 80 FEET OF LOT 141, THE VACATED 14 FOOT ALLEY, ALL IN BLOCK 12, ALSO BLOCK 3, VACATED FIRST STREET BETWEEN FERRY STREET AND METROPOLIS STREET AND VACATED FRONT STREET BETWEEN FERRY STREET AND METROPOLIS STREET, ALL LOCATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK'S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET AND THE SOUTH LINE OF FRONT STREET; THENCE TO AND ALONG THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY; N 34 DEGREES 47'46" E, 519.00 FEET TO THE SOUTH RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, S 55 DEGREES 12'14" E, 189.99 FEET; THENCE LEAVING SECOND STREET RIGHT OF WAY AND 10 FEET EASTERLY OF AND PARALLEL TO THE WEST LINE OF SAID LOT 141, S 34 DEGREES 47'46" W, 80.00 FEET; THENCE 70 FEET NORTHERLY OF AND PARALLEL TO THE SOUTH LINE OF LOTS 139 AND 141, S 55 DEGREES 12'14" E, 169.98 FEET TO THE WESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET, SAID METROPOLIS STREET HAVING A 100 FOOT RIGHT OF WAY, S 34 DEGREES 47'46" W, 439.00 FEET TO THE SOUTH LINE OF FRONT STREET AS ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN DEED BOOK 535, PAGE 042 IN THE MASSAC COUNTY CLERK'S OFFICE; THENCE ALONG THE SOUTH LINE OF FRONT STREET, NOW VACATED, N 55 DEGREES 12'14" W, 359.97 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS,
AND AN EASEMENT FOR THE PURPOSES OF INGRESS AND EGRESS, OVER AND ACROSS THE FOLLOWING DESCRIBED PARCEL OF LAND, TO-WIT: A PART OF LOT ONE HUNDRED FORTY ONE (141) IN BLOCK TWELVE (12) CITY OF METROPOLIS ILLINOIS, AS PER RECORDED PLAT THEREOF, DESCRIBED AS FOLLOWS:
BEGIN AT A POINT IN THE NORTH BOUNDARY LINE OF SAID LOT 141, BLOCK TWELVE (12) , CITY OF METROPOLIS, ILLINOIS, THIRTY (30) FEET WEST OF THE NORTH EAST CORNER, RUN THENCE WESTWARDLY, ALONG THE NORTH BOUNDARY LINE OF SAID LOT A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, SOUTHERLY ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF 80 FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, EASTERLY ON A LINE PARALLEL WITH SECOND STREET, A DISTANCE OF TWENTY (20) FEET; TO A POINT; RUN THENCE, NORTHERLY, AT RIGHT ANGLES, ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF EIGHTY (80) FEET; TO THE POINT OF

BEGINNING; SAID PARCEL OVER WHICH SAID EASEMENT EXTENDS, FRONTING TWENTY (20) FEET ON THE SOUTH SIDE OF SECOND STREET, AND EXTENDING SOUTHERLY, BETWEEN PARALLEL LINES, A DISTANCE OF EIGHTY (80) FEET AS SET FORTH IN DEED RECORDS AT VOLUME 127, PAGES 59-60 IN THE RECORDER'S OFFICE, MASSAC COUNTY, ILLINOIS.
(EXCEPT THE ENTIRE SOUTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY:)
BEING A PORTION OF THE VACATED FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS L.R.L.S. 2651" SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK "N", PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK'S OFFICE, SAID POINT BEING LOCATED WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET ; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12'14" E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47'46" W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS I.L.R.S. 2651" SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 42 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK'S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12'14" W. ALONG AND WITH SAID RIGHT-OF-WAY LINE A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47'46" E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.
THE ABOVE SAID TRACT #2 (FEE PARCEL) IS ALSO DESCRIBED AS FOLLOWS:
SUB-TRACT 2:
LOTS 103-108 (EXCEPTING THEREFROM THE NORTHERLY 30 FEET OF LOT 105), THE SOUTHERLY 70 FEET OF LOT 139, AND THE SOUTHERLY 70 FEET OF THE EASTERLY 50 FEET OF LOT 141, ALL IN BLOCK 12 AS PER THE ORIGINAL PLAT AND AN EASEMENT FOR THE PURPOSES OF INGRESS AND EGRESS, OVER AND ACROSS THE FOLLOWING DESCRIBED PARCEL OF LAND, TO-WIT: A PART OF LOT ONE HUNDRED FORTY ONE (141) IN BLOCK TWELVE (12) CITY OF METROPOLIS ILLINOIS, AS PER RECORDED PLAT THEREOF, DESCRIBED AS FOLLOWS: BEGIN AT A POINT IN THE NORTH BOUNDARY LINE OF SAID LOT 141, BLOCK TWELVE (12), CITY OF METROPOLIS, ILLINOIS, THIRTY (30) FEET WEST OF THE NORTH EAST CORNER, RUN THENCE WESTWARDLY, ALONG THE NORTH BOUNDARY LINE OF SAID LOT A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, SOUTHERLY ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF 80 FEET TO A POINT; RUN THENCE, AT RIGHT ANGLES, EASTERLY ON A LINE PARALLEL WITH SECOND STREET, A DISTANCE OF TWENTY (20) FEET TO A POINT; RUN THENCE, NORTHERLY, AT RIGHT ANGLES, ON A LINE PARALLEL WITH METROPOLIS STREET, A DISTANCE OF EIGHTY (80) FEET TO THE POINT OF BEGINNING; SAID PARCEL OVER WHICH SAID EASEMENT EXTENDS, FRONTING TWENTY (20) FEET ON THE SOUTH SIDE OF SECOND STREET, AND EXTENDING SOUTHERLY, BETWEEN PARALLEL LINES, A DISTANCE OF EIGHTY (80) FEET AS SET FORTH IN DEED RECORDS AT VOLUME 127, PAGES 59-60 IN THE RECORDER'S OFFICE, MASSAC COUNTY, ILLINOIS.
SUB-TRACT 7:
THE WEST 10 FEET OF LOT 141, LOT 142, LOT 143, LOT 144, LOT 100, LOT 101 AND LOT 102 IN BLOCK 12 OF THE ORIGINAL PLAT.
SUB-TRACT 14:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11 OF TOWNSHIP 16 SOUTH, RANGE 4 BAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A MAGNETIZED NAIL SET IN THE TOP OF A THREE FOOT PLUS OR MINUS HIGH CONCRETE WALL LOCATED WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED ALLEY INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID POINT BEING LOCATED SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST A DISTANCE OF 150.00 FEET FROM ANOTHER MAGNETIZED NAIL SET AT THE INTERSECTION OF THE AFORESAID FERRY STREET RIGHT OF WAY LINE WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF SECOND STREET AT THE NORTHERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST ALONG AND WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED PROPERTY 359.97 FEET TO A STAINLESS STEEL PLUG SET IN THE NORTHWESTERLY SIDE OF A CONCRETE SIDEWALK ON THE NORTHWESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID LINE 14.00 FEET TO A ONE HALF INCH DIAMETER STEEL ROD AND CAP SET AT THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE HEREIN DESCRIBED ALLEY; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID LINE 359.97 FEET TO A ONE HALF INCH DIAMETER STEEL ROD AND CAP SET AT THE INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET AFORESAID; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH A PROJECTION OF SAID LINE 14.00 FEET TO THE POINT OF BEGINNING. A/K/A VACATED 14 FOOT PUBLIC ALLEY LOCATED IN BLOCK 12 OF THE CITY OF METROPOLIS BETWEEN FIRST, SECOND, FERRY AND METROPOLIS STREETS.
SUB-TRACT 15:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE HALF INCH DIAMETER REBAR FOUND WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID POINT BEING THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET 359.97 FEET TO A STAINLESS STEEL PLUG SET IN THE NORTHWESTERLY OR BACK SIDE OF AN EIGHT FOOT WIDE CONCRETE WALK WHERE SAID RIGHT OF WAY LINE INTERSECTS THE NORTHWESTERLY RIGHT OF WAY LINE OF METROPOLIS STREET; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID NORTHWESTERLY LINE 35.00 FEET TO THE CENTER LINE OF THE RIGHT OF WAY OF FIRST STREET; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID CENTERLINE 359.97 FEET TO THE POINT OF INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF FERRY STREET IF PROJECTED IN A SOUTHWESTERLY DIRECTION FROM THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 12; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH SAID PROJECTED LINE, 35.00 FEET TO THE POINT OF BEGINNING. A/K/A VACATED NORTHERLY ONE HALF (35 FEET) OF FIRST STREET BETWEEN FERRY AND METROPOLIS STREETS.
SUB-TRACT 20:
BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING ALL OF LOTS 19 THROUGH 27 AND LOTS 457 THROUGH 462 OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-377, IN THE MASSAC COUNTY CLERK'S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE NORTHERLY
RIGHT-OF-WAY LINE OF FRONT STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 55 FEET AND 80 FEET, RESPECTIVELY; THENCE FROM SAID POINT OF BEGINNING PROCEED N. 34 DEGREES 47'46" E. ALONG AND WITH SAID EASTERLY RIGHT-OF-WAY LINE AND THE WESTERLY LINE OF LOT 27 AFORESAID, 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER BETWEEN LOTS 27 AND 465 OF THE AFORESAID BLOCK 3; THENCE S.
55 DEGREES 12'14" E. LEAVING SAID EASTERLY RIGHT-OF-WAY LINE AND ALONG AND WITH THE COMMON LOT LINE BETWEEN LOTS 27, 26, 25 AND 465, 464 AND 463, A DISTANCE OF 119.99 FEET TO A STEEL ROD AND

CAP SET AT THE COMMON CORNER OF LOTS 24, 25, 462 AND 463 OF SAID BLOCK 3; THENCE N. 34 DEGREES 47'46" E. ALONG AND WITH THE DIVISION LINE BETWEEN LOTS 462 AND 463, A DISTANCE OF 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER OF SAID LOTS ON THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF 35 FEET; THENCE S 55 DEGREES 12'14" E. ALONG AND WITH SAID SOUTHERLY LINE AND THE NORTHERLY LINES OF LOTS 462 THROUGH 457 AFORESAID, 239.98 FEET TO A STEEL ROD AND CAP SET AT THE POINT OF INTERSECTION WITH THE WESTERLY RIGHT-OF-WAY LINE OF ANOTHER PUBLIC THOROUGHFARE KNOWN AS METROPOLIS STREET AND HAVING A 100 FOOT RIGHT-OF-WAY WIDTH, THENCE S. 34 DEGREES 47'46" W. ALONG AND WITH SAID WESTERLY LINE AND THE EASTERLY LINES OF LOTS 457 AND 19 AFORESAID, 150.00 FEET TO A MAGNETIC NAIL SET AT THE BACK OF A CONCRETE WALK AT THE POINT OF INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF THE AFORESAID FRONT STREET; THENCE N. 55 DEGREES 12'14" W. ALONG AND WITH SAID NORTHERLY LINE AND THE SOUTHERLY LINES OF LOTS 19 THROUGH 27 AFORESAID, 359.97 FEET TO THE POINT OF BEGINNING.
SUB-TRACT 21:
BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11) , TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING ALL OF LOTS 463, 464 AND 465 OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-377 IN THE MASSAC COUNTY CLERK'S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 35 FEET AND 80 FEET, RESPECTIVELY, SAID MARKER ALSO BEING LOCATED AT THE NORTHWESTERLY CORNER OF LOT 465 OF BLOCK 3; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12'14" E. ALONG AND WITH SAID SOUTHERLY LINE AND THE NORTHERLY LINE OF LOTS 465, 464 AND 463 AFORESAID, 119.99 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER BETWEEN LOTS 462 PAGE 463; THENCE LEAVING SAID SOUTHERLY LINE, PROCEED ALONG AND WITH THE COMMON LINE BETWEEN THE AFORESAID LOTS 462 AND 463, S. 34 DEGREES 47'46" W., A DISTANCE OF 75.00 FEET TO A STEEL ROD AND CAP SET AT THE COMMON CORNER OF LOTS 462, 463, 24 AND 25 OF SAID BLOCK 3; THENCE N. 55 DEGREES 12'14" W. ALONG AND WITH THE COMMON LINE BETWEEN LOTS 25, 26, 27, 463, 464 AND 465, A DISTANCE OF 119.99 FEET TO A STEEL ROD AND CAP SET ON THE EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET AT THE COMMON CORNER BETWEEN LOTS 27 AND 465; THENCE N. 34 DEGREES 47 '46" E. ALONG AND WITH SAID EASTERLY LINE AND THE WESTERLY LINE OF LOT 465 AFORESAID, 75.00 FEET TO THE POINT OF BEGINNING.
SUB-TRACT 22:
BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING THE FIRST STREET RIGHT-OF-WAY LOCATED BETWEEN THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET AND THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS; BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP (HEREINAFTER REFERENCED AS A STEEL ROD AND CAP) SET WHERE THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, SAID STREETS BEING PUBLIC THOROUGHFARES HAVING RIGHTS-OF-WAY WIDTHS OF 35 FEET AND 80 FEET RESPECTIVELY, THENCE PROCEED N. 34 DEGREES 47'46" E. ALONG AND WITH SAID EASTERLY LINE, 35.00 FEET TO A RAILROAD SPIKE SET AT THE POINT OF INTERSECTION WITH THE NORTHERLY LINE OF SAID FIRST STREET; THENCE S. 55 DEGREES 12'14" E. ALONG AND WITH SAID NORTHERLY LINE, 359.97 FEET TO A RAILROAD SPIKE, SET AT THE POINT OF INTERSECTION WITH THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF 100 FEET; THENCE S. 34 DEGREES 47'46" W. ALONG AND WITH SAID WESTERLY LINE 35.00 FEET TO A STEEL ROD AND CAP SET AT THE POINT OF INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF FIRST STREET AND THE NORTHERLY LINE OF BLOCK 3 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF SAID CITY RECORDED IN DEED BOOK N, PAGES 375-377 OF THE MASSAC COUNTY CLERK'S OFFICE; THENCE N. 55 DEGREES 12'14" W. ALONG AND WITH SAID COMMON LINE 359.97 FEET TO THE POINT OF BEGINNING.
SUB-TRACT 23:

THE ENTIRE NORTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY: PORTION OF FRONT STREET RIGHT-OF-WAY BETWEEN FERRY STREET AND METROPOLIS STREET TO BE CLOSED AND VACATED. BEING A PORTION OF THE FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS L.R.L.S. 2651" SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK "N", PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK'S OFFICE, SAID POINT BEING LOCATED AT THE SOUTHWESTERLY CORNER OF DOROTHY MILLER PARK WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12'14" E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK AT THE SOUTHEASTERLY CORNER OF SAID DOROTHY MILLER PARK, SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47'46" W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS I.L.R.S. 2651" SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 42 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK'S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12'14" W. ALONG AND WITH SAID RIGHT-OF-WAY LINE AND THE LINE OF SAID TRACT 9, A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47'46" E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.
SUB-TRACT 24:
BEING A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION ELEVEN (11) R TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS IN MASSAC COUNTY, ILLINOIS, AND BEING A PORTION OF LOT 105, BLOCK 12 OF THE CITY OF METROPOLIS AS SHOWN BY PLAT OF THE CITY OF METROPOLIS RECORDED IN DEED BOOK N, PAGE 375-377 IN THE MASSAC COUNTY CLERK'S OFFICE, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET WHERE THE WESTERLY LINE OF THE AFORESAID LOT 105 INTERSECTS THE FORMER SOUTHERLY RIGHT-OF-WAY LINE OF A FOURTEEN FOOT WIDE PUBLIC ALLEY (THE "ALLEY") CLOSED BY CITY OF METROPOLIS, ILLINOIS, ORDINANCE #2001-13, RECORDED APRIL 11, 2001, IN BOOK 568, PAGE 59 OF THE OFFICIAL RECORDS OF MASSAC COUNTY, ILLINOIS (THE "ORDINANCE"), SAID POINT OF BEGINNING BEING LOCATED S. 55 DEGREES 12'14" E. A DISTANCE OF 199.98 FEET FROM ANOTHER 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET WHERE SAID SOUTHERLY LINE INTERSECTS THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET, A PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF EIGHTY FEET, SAID STREET ALLEY INTERSECTION POINT BEING LOCATED S. 34 DEGREES 47'46" W. A DISTANCE OF 164.00 FEET FROM THE POINT OF INTERSECTION OF SAID EASTERLY RIGHT-OF-WAY LINE WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF SECOND STREET, ANOTHER PUBLIC THOROUGHFARE HAVING A RIGHT-OF-WAY WIDTH OF EIGHTY FEET; THENCE FROM THE POINT OF BEGINNING PROCEED S. 34 DEGREES 47'46" W. ALONG AND WITH THE DIVISION LINE BETWEEN LOTS 105 AND 104 OF THE AFORESAID BLOCK 12, A DISTANCE OF 30.00 FEET TO A 1/2 STEEL ROD AND PLASTIC CAP PREVIOUSLY SET AT THE SOUTHWESTERLY CORNER OF THE HEREIN DESCRIBED PROPERTY; THENCE S 55 DEGREES 12'14" E. ACROSS SAID LOT 105, A DISTANCE OF 40.00 FEET TO A STAINLESS STEEL PLUG PREVIOUSLY SET IN A CONCRETE SLAB ON THE DIVISION LINE BETWEEN LOTS 105 AND 106 OF THE AFORESAID BLOCK 12; THENCE N. 34 DEGREES 47'46" E. ALONG AND WITH SAID DIVISION LINE 30.00 FEET TO A 1/2 INCH DIAMETER STEEL ROD AND PLASTIC CAP PREVIOUSLY SET ON THE AFORESAID FORMER SOUTHERLY RIGHT-OF-WAY LINE OF SAID ALLEY; THENCE N 55 DEGREES 12'14" W. ALONG AND WITH THE SOUTHERLY LINE OF SAID VACATED ALLEY 40.00 FEET TO THE POINT OF BEGINNING.
TRACT #3:

A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOT 205 AND THE WESTERLY 2/3 OF LOT 207, BLOCK 17 IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK' S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET AND THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47'06" W, 74.98 FEET TO THE NORTHWEST CORNER OF SAID LOT 205; THENCE ALONG THE NORTH LINE OF SAID LOT 205, S 55 DEGREES 12'11" E, 119.98 FEET TO THE WEST LINE OF SAID LOT 207; THENCE ALONG THE WEST LINE OF SAID LOT 207, N 34 DEGREES 46 "52" E, 74.97 FEET TO THE SOUTHERLY LINE OF A 24 FOOT WIDE PUBLIC ALLEY; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID ALLEY, S 55 DEGREES 12'07" E, 40.00 FEET; THENCE 40 FEET EAST OF AND PARALLEL TO THE WEST LINE OFSAID LOT 207, S 34 DEGREES 46'52" W, 149.95 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, N 55 DEGREES 12'14" W 159.99 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.
TRACT #4:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2) , TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING LOTS 202, 203, AND 204, BLOCK 18 IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK'S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET AND THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, N 55 DEGREES 12'14" W, 179.99 FEET TO THE SOUTHWEST CORNER OF SAID LOT 202, THENCE ALONG THE WEST LINE OF SAID LOT 202, N 34 DEGREES 47'34" E, 149.96 FEET TO THE SOUTH LINE OF A 24 FOOT WIDE PUBLIC ALLEY; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID ALLEY, S 55 DEGREES 12'07" E, 179.97 FEET TO THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, S 34 DEGREES 47'06" W, 149.96 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.
TRACT #5:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION TWO (2), TOWNSHIP SIXTEEN (16) SOUTH, RANGE FOUR (4) EAST OF THE THIRD PRINCIPAL MERIDIAN, BEING BLOCK 11 AND THE VACATED ALLEY IN BLOCK 11, A PORTION OF BLOCK 10 AND THE VACATED ALLEY IN BLOCK 10, VACATED MARKET STREET BETWEEN FIRST STREET AND SECOND STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375 IN THE MASSAC COUNTY CLERK'S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET AND THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET; THENCE ALONG THE WESTERLY RIGHT OF WAY LINE OF FERRY STREET, SAID FERRY STREET HAVING AN 80 FOOT RIGHT OF WAY, S 34 DEGREES 47'46" W, 244.00 FEET TO THE NORTH LINE OF FIRST STREET; THENCE ALONG THE NORTH LINE OF FIRST STREET, NOW VACATED, AND BEING THE SOUTH LINE OF BLOCKS 11 AND 10, N 55 DEGREES 12'14" W, 569.98 FEET; THENCE LEAVING SAID BLOCK LINE, N 34 DEGREES 47'46" E, 24.50 FEET; THENCE N 55 DEGREES 12'14" W, 229.98 FEET TO THE EASTERLY RIGHT OF WAY LINE OF PEARL STREET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF PEARL STREET, SAID PEARL STREET HAVING AN 80 FOOT RIGHT OF WAY, N 34 DEGREES 47'46" E, 153.00 FEET; THENCE LEAVING SAID PEARL STREET RIGHT OF WAY LINE, S 55 DEGREES 12'14" E, 229.98 FEET; THENCE N 34 DEGREES 47'46" E, 66.50 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET; THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SECOND STREET, SAID SECOND STREET HAVING AN 80 FOOT RIGHT OF WAY, S 55 DEGREES 12'14" E, 569.98 FEET TO THE POINT OF BEGINNING, SITUATED IN MASSAC COUNTY, ILLINOIS.
EXCEPT FROM ALL THE ABOVE DESCRIBED REAL ESTATE, ANY INTEREST IN THE COAL, OIL, GAS AND OTHER MINERALS UNDERLYING THE LAND WHICH HAVE BEEN HERETOFORE CONVEYED OR RESERVED IN PRIOR CONVEYANCES, AND ALL RIGHTS AND EASEMENTS IN FAVOR OF THE ESTATE OF SAID COAL, OIL, GAS AND OTHER MINERALS, IF ANY, SITUATED IN MASSAC COUNTY, ILLINOIS
TRACT 6:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:
ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11 AND SECTION 2, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, THENCE WESTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET, EXTENDED, TO THE SOUTH LINE OF FRONT STREET; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.
TOGETHER WITH THAT PROPERTY BEING THE BED AND BOTTOM OF THE OHIO RIVER IMMEDIATELY ADJACENT TO THE UPLANDS LOCATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET TO THE POINT IN THE OHIO RIVER WHERE IT INTERSECTS THE ILLINOIS/KENTUCKY STATE LINE; THENCE WESTERLY ALONG THE ILLINOIS/KENTUCKY STATE LINE TO THE POINT WHERE IT INTERSECTS THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE ILLINOIS/KENTUCKY STATE LINE; THENCE NORTHERLY ALONG THE WEST LINE OF BROADWAY STREET TO THE POINT IN THE WEST LINE OF BROADWAY STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE LOW WATER MARK OF THE OHIO RIVER, TO THE POINT OF BEGINNING.
ALSO BEING FURTHER DESCRIBED AS:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTIONS 2 AND 11, TOWNSHIP 16 SOUTH RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SITUATED IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, AS SHOWN ON PLAT RECORDED IN DEED BOOK N, PAGE 375, IN THE MASSAC COUNTY CLERK'S OFFICE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT LOCATED AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET EXTENDED AND THE PROPOSED SOUTH LINE OF FRONT STREET, SAID POINT BEING 55 FEET FROM THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF METROPOLIS STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE EAST LINE OF METROPOLIS STREET EXTENDED SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST, 559.55 FEET TO THE STATE LINE DIVIDING ILLINOIS AND KENTUCKY, SAID STATE LINE BASED UPON U.S. SUPREME COURT CASE "ILLINOIS V. KENTUCKY, NO. 106 ORIGINAL" WITH FINAL DECREE ENTERED ON DECEMBER 2, 1994; THENCE ALONG SAID STATE LINE THE FOLLOWING 30 CALLS: NORTH 62 DEGREES 15 MINUTES 33 SECONDS WEST, 29.38 FEET; NORTH 59 DEGREES 03 MINUTES 18 SECONDS WEST, 78.88 FEET; NORTH 66 DEGREES 32 MINUTES 08 SECONDS WEST, 33.40 FEET; NORTH 56 DEGREES 02 MINUTES 07 SECONDS WEST, 69.41 FEET; NORTH 51 DEGREES 31 MINUTES 59 SECONDS WEST, 65.88 FEET; NORTH 54 DEGREES 59 MINUTES 52 SECONDS WEST, 77.88 FEET; NORTH 56 DEGREES 01 MINUTES 50 SECONDS WEST, 34.70 FEET; NORTH 55 DEGREES 49 MINUTES 17 SECONDS WEST, 62.14 FEET; NORTH 55 DEGREES 05 MINUTES 08 SECONDS WEST, 67.76 FEET; NORTH 53 DEGREES 27 MINUTES 45 SECONDS WEST, 58.96 FEET; NORTH 56 DEGREES 01 MINUTES 56 SECONDS WEST, 104.13 FEET; NORTH 62 DEGREES 01 MINUTES 40 SECONDS WEST, 69.57 FEET; NORTH 70 DEGREES 19 MINUTES 24 SECONDS WEST, 38.97 FEET; NORTH 48 DEGREES 25 MINUTES 01 SECONDS WEST, 44.25 FEET; NORTH 62 DEGREES 30 MINUTES 34 SECONDS WEST, 62.30 FEET; NORTH 57 DEGREES 52 MINUTES

50 SECONDS WEST, 65.47 FEET; NORTH 46 DEGREES 34 MINUTES 06 SECONDS WEST, 68.47 FEET; NORTH 45 DEGREES 47 MINUTES 17 SECONDS WEST, 54.49 FEET; NORTH 53 DEGREES 41 MINUTES 19 SECONDS WEST, 66.89 FEET; NORTH 64 DEGREES 12 MINUTES 40 SECONDS WEST, 47.88 FEET; NORTH 57 DEGREES 26 MINUTES 17 SECONDS WEST, 104.53 FEET; NORTH 58 DEGREES 32 MINUTES 43 SECONDS WEST, 139.93 FEET; NORTH 48 DEGREES 32 MINUTES 35 SECONDS WEST, 120.37 FEET;NORTH 51 DEGREES 34 MINUTES 37 SECONDS WEST, 59.33 FEET; NORTH 50 DEGREES 23 MINUTES 14 SECONDS WEST, 31.18 FEET; NORTH 48 DEGREES 32 MINUTES 11 SECONDS WEST, 60.18 FEET; NORTH 43 DEGREES 45 MINUTES 32 SECONDS WEST, 63.33 FEET; NORTH 52 DEGREES 27 MINUTES 33 SECONDS WEST, 60.46 FEET; NORTH 48 DEGREES 43 MINUTES 04 SECONDS WEST, 28.03 FEET; NORTH 55 DEGREES 33 MINUTES 40 SECONDS WEST, 21.14 FEET TO A POINT ON THE WEST LINE OF BROADWAY STREET EXTENDED; THENCE LEAVING SAID STATE LINE AND ALONG THE WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST 275.84 FEET TO A HALF INCH REBAR WITH PLASTIC CAP SET; THENCE CONTINUING ALONG SAID WEST LINE OF BROADWAY STREET EXTENDED, NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST, 273.56 FEET TO A HALF INCH REBAR WITH PLASTIC CAP SET ON THE PROPOSED SOUTH LINE OF FRONT STREET, SAID REBAR LOCATED 55 FEET FROM THE INTERSECTION OF THE WEST RIGHT OF WAY LINE OF BROADWAY STREET AND THE NORTH RIGHT OF WAY LINE OF FRONT STREET; THENCE ALONG THE PROPOSED SOUTH LINE OF FRONT STREET, SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST, 1879.91 FEET TO THE POINT OF BEGINNING.
TRACT 7:
THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE (SAID LEASEHOLD ESTATE BEING DEFINED AS THE RIGHT OF POSSESSION GRANTED IN THE LEASE FOR THE LEASE TERM), CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (SECOND LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND SOUTHERN ILLINOIS RIVERBOAT CASINO CRUISES, INC., AS LESSEE, DATED OCTOBER 1, 2015 FOR A PERIOD OF TEN (10) YEARS WITH TWO (2) OPTIONS TO RENEW FOR A PERIOD OF FIVE (5) YEARS EACH AND APPROVED BY ORDINANCE 2015-17 ON SEPTEMBER 14, 2015 BY THE CITY OF METROPOLIS FILED SEPTEMBER 18, 2017 IN BOOK 879, PAGES 952-971 IN THE MASSAC COUNTY RECORDER’S OFFICE WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND:
ALL OF THAT PROPERTY LOCATED IN THE FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN AND IN THE CITY OF METROPOLIS, MASSAC COUNTY, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE EAST LINE OF METROPOLIS STREET, EXTENDED, AT THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER; THENCE EASTERLY ALONG THE SAID LOW WATER MARK OF THE OHIO RIVER TO THE POINT WHERE IT INTERSECTS THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE SAID MODERN LOW WATER MARK ON THE OHIO RIVER; THENCE NORTHERLY ALONG THE EAST LINE OF GIRARD STREET, EXTENDED, TO THE SOUTH R.O.W. LINE OF FRONT STREET; THENCE WESTERLY ALONG THE SOUTH R.O.W. LINE OF SAID FRONT STREET TO THE EAST LINE OF METROPOLIS STREET AT THE POINT WHERE IT INTERSECTS WITH THE EAST LINE OF METROPOLIS STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF METROPOLIS STREET, EXTENDED, TO THE POINT WHERE IT INTERSECTS THE MODERN LOW WATER MARK OF THE OHIO RIVER, BEING THE POINT OF BEGINNING.
TRACT 8:
THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:
LOTS 28 AND 466 IN BLOCK NO. 4, OF THE ORIGINAL PLAT OF THE CITY OF METROPOLIS, ILLINOIS.
TRACT 9:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE-HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET INTERSECTS THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF MARKET STREET, SAID POINT BEING THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4, THENCE FROM SAID POINT OF BEGINNING PROCEED SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FRONT STREET 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST WITH A PROJECTION OF SAID NORTHWESTERLY RIGHT OF WAY LINE 55.00 FEET TO THE INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF FRONT STREET, SAID SOUTHWESTERLY RIGHT OF WAY LINE BEING REFERRED TO AS "PROPOSED SOUTH LINE OF FRONT STREET" AS CITED IN THE BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC. OF RECORD IN VOLUME 535, PAGES 42 THROUGH 46 OF THE MASSAC COUNTY RECORDER'S OFFICE; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID SOUTHWESTERLY LINE 359.98 FEET TO THE INTERSECTION WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET IF PROJECTED IN A SOUTHWESTERLY DIRECTION FROM THE WESTERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST ALONG AND WITH SAID PROJECTED LINE 55.00 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FRONT STREET BETWEEN MARKET AND FERRY STREETS;
TRACT 10:
THE ESTATE OR INTEREST IN THE LAND DESCRIBED BELOW AND COVERED HEREIN IS: THE LEASEHOLD ESTATE, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE (FIRST LANDING LEASE), EXECUTED BY CITY OF METROPOLIS, AS LESSOR, AND P.C.I., INC., AS LESSEE, DATED DECEMBER 10, 1990 (LEASE DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED MAY 26, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT TO LEASE, DATED JULY 13, 1992 (AMENDMENT DOES NOT APPEAR OF RECORD), AND AMENDMENT AND ASSIGNMENT OF LEASE, DATED AUGUST 25, 1995, FILED AUGUST 31, 1995, IN BOOK 399 PAGE 10, IN WHICH P.C.I., INC. ASSIGNS ALL RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE LEASE TO SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 26, 2001, FILED APRIL 11, 2001, IN BOOK 568 PAGE 69, AND AMENDMENT TO LEASE AGREEMENT, DATED MARCH 9, 2004, FILED JULY 9, 2004, IN BOOK 708 PAGE 79, AND AMENDMENT TO LEASE AGREEMENT, DATED SEPTEMBER 13, 2004, FILED OCTOBER 19, 2004, IN BOOK 719 PAGE 180, WHICH LEASE DEMISES THE FOLLOWING DESCRIBED LAND FOR A TERM OF YEARS BEGINNING JANUARY 1, 1992, AND ENDING DECEMBER 31, 2019:
A PARCEL OF LAND LOCATED IN FRACTIONAL SECTION 2 OF TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A ONE HALF INCH DIAMETER REBAR AND PLASTIC CAP SET WHERE THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET INTERSECTS THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, SAID POINT BEING THE NORTHERLY MOST CORNER OF THE AFORESAID BLOCK 4; THENCE FROM SAID POINT OF BEGINNING PROCEED NORTH 34 DEGREES 47 MINUTES 46 SECONDS EAST WITH THE SOUTHEASTERLY RIGHT OF WAY LINE OF MARKET STREET, IF PROJECTED, 70.00 FEET TO THE POINT OF INTERSECTION WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE WESTERLY MOST CORNER OF BLOCK 11 AFORESAID; THENCE SOUTH 55 DEGREES 12 MINUTES 14 SECONDS EAST ALONG AND WITH SAID NORTHEASTERLY RIGHT OF WAY LINE,

THE SAME BEING THE SOUTHWESTERLY LINE OF SAID BLOCK 11, A DISTANCE OF 359.98 FEET TO THE POINT OF INTERSECTION WITH THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET AT THE SOUTHERLY MOST CORNER OF SAID BLOCK 11; THENCE SOUTH 34 DEGREES 47 MINUTES 46 SECONDS WEST ALONG AND WITH A PROJECTION OF THE NORTHWESTERLY RIGHT OF WAY LINE OF FERRY STREET, 70.00 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF FIRST STREET AT THE EASTERLY MOST CORNER OF BLOCK 4 AFORESAID; THENCE NORTH 55 DEGREES 12 MINUTES 14 SECONDS WEST ALONG AND WITH SAID RIGHT OF WAY LINE, 359.98 FEET TO THE POINT OF BEGINNING. A/K/A PORTION OF VACATED FIRST STREET BETWEEN MARKET AND FERRY STREETS;
AND
THE ENTIRE SOUTHERLY ONE-HALF OF THE FOLLOWING DESCRIBED REAL PROPERTY:
PORTION OF FRONT STREET RIGHT-OF-WAY BETWEEN FERRY STREET AND METROPOLIS STREET TO BE CLOSED AND VACATED. BEING A PORTION OF THE FRONT STREET RIGHT-OF-WAY LOCATED EAST OF FERRY STREET AND WEST OF METROPOLIS STREET IN THE CITY OF METROPOLIS, MASSAC COUNTY, ILLINOIS, SAID PROPERTY BEING LOCATED IN FRACTIONAL SECTION 11, TOWNSHIP 16 SOUTH, RANGE 4 EAST OF THE THIRD PRINCIPAL MERIDIAN, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A STEEL ROD, ONE-HALF INCH IN DIAMETER, TWENTY-FOUR INCHES LONG WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS L.R.L.S. 2651" SET AT THE SOUTHWESTERLY CORNER OF LOT NO. 27, BLOCK NO. 3 OF THE PLAT OF METROPOLIS CITY OF RECORD IN DEED BOOK "N", PAGES 375 THROUGH 378 OF THE MASSAC COUNTY CLERK'S OFFICE, SAID POINT BEING LOCATED AT THE SOUTHWESTERLY CORNER OF DOROTHY MILLER PARK WHERE THE EASTERLY RIGHT-OF-WAY LINE OF FERRY STREET INTERSECTS THE NORTHERLY RIGHT-OF-WAY LINE OF FRONT STREET; THENCE FROM SAID POINT OF BEGINNING PROCEED S. 55 DEGREES 12'14" E. ALONG AND WITH THE SOUTHERLY LINE OF THE AFORESAID BLOCK NO. 3 AND THE NORTHERLY LINE OF SAID FRONT STREET, 359.97 FEET TO A MAGNETIC NAIL SET NEAR THE BACK OF A CONCRETE WALK AT THE SOUTHEASTERLY CORNER OF SAID DOROTHY MILLER PARK, SAID NAIL BEING LOCATED AT THE SOUTHEASTERLY CORNER OF LOT NO. 19, BLOCK NO. 3 OF THE AFORESAID PLAT OF METROPOLIS CITY AND ON THE WESTERLY RIGHT-OF-WAY LINE OF METROPOLIS STREET; THENCE PROCEED S. 34 DEGREES 47'46" W, ALONG AND WITH THE PROJECTED WESTERLY RIGHT-OF-WAY LINE OF SAID METROPOLIS STREET 55.00 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP STAMPED "FMT ENGRS I.L.R.S. 2651" SET ON THE NORTHERLY LINE OF TRACT 9 AS DESCRIBED IN BOUNDARY LOCATION AGREEMENT BETWEEN THE CITY OF METROPOLIS AND SOUTHERN ILLINOIS RIVERBOAT/CASINO CRUISES, INC., RECORDED IN VOLUME 535 AT PAGES 41 THROUGH 46 OF RECORDS IN THE MASSAC COUNTY CLERK'S OFFICE, SAID MARKER ALSO BEING LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID FRONT STREET; THENCE PROCEED N. 55 DEGREES 12'14" W. ALONG AND WITH SAID RIGHT-OF-WAY LINE AND THE LINE OF SAID TRACT 9, A DISTANCE OF 359.97 FEET TO A MAGNETIC NAIL WITH A YELLOW PLASTIC CAP AS HERETOFORE DESCRIBED SET AT THE INTERSECTION WITH THE PROJECTED EASTERLY RIGHT-OF-WAY LINE OF THE AFORESAID FERRY STREET; THENCE PROCEED N. 34 DEGREES 47'46" E. ALONG AND WITH SAID PROJECTED LINE, 55.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY.
Land Leftover from Harrah’s Gulfport
Parcel 1:
A parcel of land in the Northeast corner of Lot 1, Rear First Ward, Bay St. Louis, Mississippi, measuring 181.5 feet along Beach Blvd. ROW by 281.5 feet deep. Containing 1.17 acres, more or less, and being a part of Lot 1, Rear First Ward, Bay St. Louis, Mississippi, as per the official map of said City made by E.S. Drake, C.E., and filed in the office of the Chancery Clerk of Hancock County, Mississippi, on May 1, 1923.
Together with all and singular the rights, privileges, improvements and appurtenances to the same belonging or in any wise appertaining, including any and all riparian and/or littoral rights running with said property.
Being a part of the same property acquired by the Grantor herein by deed dated October 30, 1957, and recorded in Hancock County Deed Book L-4, page 234.
Tax Parcel No. 136H-2-37-011.000
Parcel 2:
Commencing at an iron pin located at the Northeast corner of Lot 1, Rear First Ward, City of Bay St. Louis, Mississippi, said pin is located at base of power pole near fence corner on Southern right-of-way of Beach Road and run South 64°41’ West along said right-of-way a distance of 180.5 feet to an iron marking the place of beginning of the land hereby described; thence run South 64°41’ West along Southern right-of-way of Beach Blvd. a distance of 963.64 feet to an iron pipe (1/2”) set 8.5 feet Southwesterly of box culvert; thence South 69°43’ East a distance of 1085 feet to an old buggie spring leaf set flush with ground, guarded by heart pine post; thence North 20°00’ East a distance of 474.0 feet to a concrete and steel post; thence North 19°13’ West along fence line a distance of 163.35 feet to an iron pin in fence; thence South 64°41’ West a distance of 180.5 feet to an iron pin; thence North 19°13’ West a distance of 281.5 feet to the place of beginning; containing 10.5 acres, more or less and being all of Lot 1, Rear First Ward, City of Bay St. Louis, Mississippi, less and except 1.17 acres in the Northeast corner measuring 180.5 feet along Beach Blvd right-of-way by 281.5 feet deep.
LESS AND EXCEPT TWO PARCELS:
One parcel 50ft. by 155 ft. conveyed to Robert C. Hadden, by Deed dated June 22, 1987 and recorded in Hancock County Deed Book BB-17, page 467 and re-recorded in Book BB-27, page 376.
Another parcel 50 feet by 155 feet conveyed to John C. Chevis, Jr. et ux, by deed dated March 2, 1989 and recorded in Hancock County Deed Book BB-35, page 690. Together with all and singular the rights, privileges, improvements and appurtenances to the same belonging or in any wise appertaining, including any and all riparian and/or littoral rights. Tax Parcel No. 136H-2-37- 011.001
Parcel 3:
Commencing at an iron pin located at the NE corner of Lot 2, Rear First Ward, Bay St. Louis, Mississippi, and run South 15°5’ West along line between Lots 2 and 3 of said ward for 180.4 feet to an iron pin marking the P.O.B.; thence run South 15°05’ West along said lot lines 2 and 3 for 357.6 feet to a fence corner; thence South 73°00’ East for 39.5 feet; thence South 18°57’ West for 587.14 feet to an iron pin on the Northern R.O.W. of Blakemore Street; thence South 20°00’ West for 280 feet to an iron pin at the Southeast corner of Lot 2; thence North 70°00’ West for 475.00 feet to an “Old Buggy Spring” set flush with ground; thence North 20°00’ East for 474.0 feet to a concrete post; thence North 19°13’ West for 289.86 feet to an iron in fence; thence North 64°31’ East for 166.0 feet to an iron pipe; thence North 64°31’ East for 47.2 feet to an iron pin; thence North 72°16’ East for 143.0 feet; thence North 67°20’ East for 70.05 feet; thence North 68°10’ East for 353.36 feet to P.O.B. Said land containing 12.0 acres, more or less, and being part of Lots 2 and 3, Rear First Ward, Bay St. Louis, Mississippi.
AND ALSO:
Beginning at an iron pipe which is the SW corner of Lot 3 in the rear of the First Ward of Bay St. Louis, Mississippi, as per official plat of said First Ward by E. S. Drake, C.E., dated May 1, 1923, and filed in the office of the Chancery Clerk of Hancock County, Mississippi; thence North 15°33’ East 591 feet along a fence line to an iron stake; thence South 73°00’ East 67.5 feet along a fence line to an iron pipe; thence South 20°00’ West 592 feet to the South line of Lot 3; thence North 70°00’ West 22 feet to the place of beginning; said land being part of Lot 3 in the Rear of the First Ward of Bay St. Louis, Mississippi.
Tax Parcel No. 136H-2-37-010.000

Horseshoe Southern Indiana
PARCEL I:
TRACT I:
Part of Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana, more particularly described as follows: Commencing at a point on the bank of the Ohio River referred to as a stone corner to James Farnsley and Arthur J. Cunningham in the Townsend deed, said point also being the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record “Z” page 148; thence with the Southern line of Lot #3 of said Farnsley Survey North 64 degrees 29 minutes 9 seconds West, 271.46 feet to a #4 reinforcing bar in the Northern right of way of State Road #111, THIS BEING THE POINT OF BEGINNING; thence continue with the Southern line of #3 North 64 degrees 29 minutes 9 seconds West, 141.04 feet, North 21 degrees 30 minutes 51 seconds East, 495.00 feet, North 11 degrees 29 minutes 9 seconds West, 657.19 feet, North 74 degrees 14 minutes 25 seconds West, 1444.07 feet to an iron pin; thence North 4 degrees 5 minutes 13 seconds West, 418.77 feet to an iron pin found; thence South 86 degrees 54 minutes 47 seconds West, 429.00 feet; thence North 84 degrees 40 minutes 23 seconds West, 891.00 feet; thence South 51 degrees 54 minutes 51 seconds West, 561.00 feet to an iron pin found in the Southern line of Tract #3 of the Farnsley Survey; thence along the Eastern line of Tract #6 of the Farnsley Survey continuing as follows: South 29 degrees 55 minutes 31 seconds West, 495.00 feet to an iron pin found, South 4 degrees 25 minutes 31 seconds West, 561.00 feet to an iron pin found; thence along the South line of Tract #6 South 89 degrees 34 minutes 29 seconds East, 555.60 feet to a point in the center of the Old Dug Road; thence along the center of the Old Dug Road as follows: North 2 degrees 3 minutes 54 seconds East, 161.56 feet, North 15 degrees 56 minutes 4 seconds East, 102.40 feet, North 73 degrees 13 minutes 24 seconds East, 139.57 feet, South 76 degrees 36 minutes 56 seconds East, 139.40 feet, North 80 degrees 16 minutes 44 seconds East, 135.03 feet, North 52 degrees 10 minutes 34 seconds East, 125.26 feet, North 39 degrees 22 minutes 34 seconds East, 53.31 feet, North 37 degrees 8 minutes 44 seconds East, 149.95 feet, North 66 degrees 10 minutes 4 seconds East, 98.95 feet, North 71 degrees 55 minutes 54 seconds East, 115.29 feet, North 44 degrees 54 minutes 04 seconds East, 223.85 feet, North 57 degrees 11 minutes 44 seconds East, 217.43 feet, South 89 degrees 31 minutes 46 seconds East, 91.00 feet, South 38 degrees 49 minutes 56 seconds East, 69.42 feet; thence leaving the center of said road South 16 degrees 47 minutes 36 seconds East, 196.85 feet to a #4 reinforcing bar; thence South 82 degrees 52 minutes 16 seconds West, 391.74 feet; thence South 17 degrees 15 minutes 54 seconds East, 600.00 feet; thence North 80 degrees 01 minutes 40 seconds East, 289.89 feet to an iron pin found on the top of the bluff; thence along the top of the bluff as follows: South 10 degrees 58 minutes 17 seconds East, 6.57 feet, South 26 degrees 36 minutes 3 seconds East, 52.67 feet, South 11 degrees 47 minutes 12 seconds West, 167.91 feet, South 10 degrees 59 minutes 28 seconds East, 86.18 feet,South 14 degrees 46 minutes 32 seconds West, 222.64 feet, South 3 degrees 39 minutes 48 seconds East, 117.73 feet, South 12 degrees 21 minutes 48 seconds East, 73.62 feet, South 16 degrees 51 minutes 48 seconds East, 78.03 feet, South 16 degrees 23 minutes 22 seconds West, 88.62 feet, South 8 degrees 14 minutes 52 seconds West, 74.71 feet; thence leaving the top of said bluff South 88 degrees 28 minutes 56 seconds East, 459.18 feet to a #4 reinforcing bar; thence North 27 degrees 11 minutes 34 seconds East, 26.92 feet to a point in the Northern line of Bridge Street, in the Town of Bridgeport, as recorded in the Harrison County Courthouse; thence along the Northern right of way of Bridge Street, South 73 degrees 59 minutes 56 seconds East, 477.21 feet to a right of way marker in the Northern right of way of State Road #111; thence with said right of way as follows: North 63 degrees 2 minutes 1 second East, 460.09 feet, North 75 degrees 19 minutes 58 seconds East, 140.83 feet; thence along a curve concave Northwesterly whose radius is 502.96 feet and whose long chord bears North 57 degrees 18 minutes 17 seconds East, having a length of 100.41 feet, a distance of 100.58 feet to the point of beginning.
ALSO:
Part of Section 12, Township 4 South, Range 5 East, in Posey Township,in Harrison County, Indiana, more particularly described as follows: Commencing at a point on the bank of the Ohio River referred to as a stone corner of James Farnsley and Arthur J. Cunningham in the Townsend deed, said point also being the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record Book “Z” page 148, THIS BEING THE POINT OF BEGINNING; thence along the Southern line of Lot 3 of said Farnsley tract North 64 degrees 29 minutes 9 seconds West, 87.64 feet to a #4 reinforcing bar in the Southern right of way of State Road #111; thence with said right of way as follows: Along a curve concave Northwesterly whose radius is 672.96 feet and whose long chord bears South 47 degrees 1 minute 20 seconds West, having a length of 54.93 feet, a distance of 54.95 feet to a #4 reinforcing bar; thence South 24 degrees 35 minutes 30 seconds West, 274.71 feet to a #4 reinforcing bar; thence along a curve concave Northwesterly whose radius is 226.00 feet and whose long chord bears South 38 degrees 7 minutes 12 seconds West, 105.73 feet, a distance of 106.72 feet to a #4 reinforcing bar; thence South 6 degrees 31 minutes 30 seconds West, 298.78 feet to a point at the edge of the Ohio River; thence North 27 degrees 51 minutes 54 seconds East, 712.09 feet to the point of beginning.
TRACT II:
Part of Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana AND Part of Section 7, Township 4 South, Range 6 East of the Second Principal Meridian, in Franklin Township, in Floyd County, Indiana, more particularly described as follows: Commencing at a stone corner to James Farnsley and Arthur J. Cunningham, which is also the Southernmost corner of Lot #3 of the Farnsley Survey, as recorded in Deed Record Book “Z” page 148, said point being recreated and being on the bank of the Ohio River, THIS BEING THE POINT OF BEGINNING, thence along the Southwestern line of Lot #3 of said Farnsley Tract North 64 degrees 29 minutes 9 seconds West, 87.64 feet to a #4 reinforcing bar placed in the Southern right of way of Indiana State Highway #111; thence along the right of way of said highway as follows: Along a curve concave Northwesterly whose radius is 672.96 feet and whose long chord bears North 34 degrees 10 minutes 30 seconds East, having a length of 245.46 feet, a distance of 246.84 feet to a #4 reinforcing bar; thence continuing along said right of way North 8 degrees 11 minutes 51 seconds West, 119.27 feet to a #4 reinforcing bar; thence North 65 degrees 10 minutes 25 seconds West, 70.00 feet to a #4 reinforcing bar; thence South 44 degrees 7 minutes 0 seconds West, 105.95 feet to a #4 reinforcing bar; thence along a curve concave Northwesterly whose radius is 502.96 feet and whose long chord bears South 37 degrees 37 minutes 17 seconds West, having a length of 242.57 feet, a distance of 244.99 feet to a #4 reinforcing bar in the Southern line of Lot #3 of said Farnsley Tract; thence with said line North 64 degrees 29 minutes 9 seconds West, 141.04 feet; thence along the line of Lot #3 as follows: North 21 degrees 30 minutes 51 seconds East, 495.00 feet, North 11 degrees 29 minutes 9 seconds West, 657.19 feet, North 74 degrees 14 minutes 25 seconds West, 543.21 feet to an iron pin found marking the corner of property, recorded in Deed Record Book “C-9” page 128; thence leaving the Southern line of Lot #3 and along the property line of said tract as follows: North 18 degrees 26 minutes 36 seconds West, 112.26 feet to an iron pin found, North 57 degrees 5 minutes 56 seconds West, 194.06 feet to an iron pin found, North 47 degrees 22 minutes 31 seconds West, 157.28 feet to an iron pin found, North 35 degrees 54 minutes 56 seconds West, 172.63 feet to an iron pin found, North 65 degrees 25 minutes 11 seconds West, 134.39 feet to an iron pin found, North 79 degrees 11 minutes 31 seconds West, 166.74 feet to an iron pin found, North 59 degrees 5 minutes 30 seconds West, 227.74 feet to an iron pin found marking the Northwestern corner of said tract; thence said point being a corner of Lot #3 of said Farnsley Tract; thence continue along the perimeter of said Lot #3 of Farnsley Tract as follows: South 86 degrees 54 minutes 47 seconds West, 429.00 feet, North 84 degrees 40 minutes 23 seconds West, 891.00 feet, South 51 degrees 54 minutes 51 seconds West, 561.00 feet to an iron pin found, North 60 degrees 23 minutes 49 seconds West, 746.55 feet to an iron pin found; thence leaving the Southern line of Lot #3 of said Farnsley Tract North 13 degrees 9 minutes 43 seconds West, 135.00 feet to an iron pin found; thence South 50 degrees 42 minutes 35 seconds West, 282.00 feet to a iron pin found in the West line of the Northeast Quarter of the Northwest Quarter; thence with the West line of said Quarter, Quarter North 0 degrees 6 minutes 54 seconds East, 967.33 feet to an iron pin found at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Section 12; thence with the North line of said Section, East, basis of bearings this description, 132.86 feet to a pin found as set in a legal survey completed April, 1979; thence continuing with said line East, 3027.53 feet to a stone found; thence South 57 degrees 1 minute 58 seconds East, 672.07 feet to a stone found; thence South 56 degrees 22 minutes 46 seconds East, 39.82 feet to an iron pin found; thence South 1 degree 8 minutes 40 seconds East, 281.84 feet to an iron pin found; thence South 74 degrees 0 minutes 16 seconds East, 724.42 feet to an iron pin found; thence South 66 degrees 32 minutes 11 seconds East, 922.90 feet to a point at the top of the bank of the Ohio River; thence with the bank of said river as follows: South 38 degrees 32 minutes 6 seconds West, 240.86 feet, South 33 degrees 40 minutes 44 seconds West, 208.82 feet, South 15 degrees 36 minutes 28 seconds West, 215.79 feet, South 27 degrees 58 minutes 14 seconds West, 188.90 feet, South 30 degrees 59 minutes 57 seconds West, 198.02 feet, South 29 degrees 30 minutes 53 seconds West, 229.26 feet, South 22 degrees 41 minutes 22 seconds West, 203.10 feet, South 24 degrees 17 minutes 17 seconds West, 194.43 feet, South 8 degrees 50 minutes 5 seconds West, 206.21 feet, South 27 degrees 15 minutes 27 seconds West, 205.43 feet to the point of beginning.
EXCEPT that part conveyed to Hoosier Energy Rural Electric Cooperative in a deed recorded August 31, 1998 as Instrument No. 98056759 and more particularly described as follows: Being a part of Section 12, Township 4 South, Range 5 East, in Harrison County, Indiana, and being part of the property conveyed to RDI/Caesars Riverboat Casino, LLC, as described by deed, recorded in Deed Book “9-O” page 337, said part being more particularly described as follows: Commencing at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Section 12, Township 4 South, Range 5 East of the Second Principal Meridian; thence South 00 degrees 06 minutes 54 seconds West, 967.33 feet, North 50 degrees 42 minutes 35 seconds East, 282.00 feet, South 13 degrees 09 minutes 43 seconds East, 135.00 feet, South 60 degrees 23 minutes 49 seconds East, 756.44 feet, North 51 degrees 54 minutes 51 seconds East, 561.00 feet, South 84 degrees 40 minutes 23 seconds East, 891.00 feet; and thence crossing Stuckeys Road, North 86 degrees 54 minutes 47 seconds East, 429.00 feet to a four inch diameter steel pipe; thence North 38 degrees 51 minutes 17 seconds East, 285.15 feet to THE TRUE POINT OF BEGINNING of the tract being herein described; thence North 22 degrees 13 minutes 02 seconds East, 280.00 feet to a point; thence South 67 degrees 46 minutes 58 seconds East, 185.00 feet to a point; thence South 22 degrees 13 minutes 02 seconds West, 280.00 feet to a point; thence North 67 degrees 46 minutes 58 seconds West, 185.00 feet to the true point of beginning.
TRACT III:
Being a part of the Northeast Quarter of Fractional Section 12, Township 4 South, Range 5 East, in Posey Township, in Harrison County, Indiana, and being the same property conveyed to Melvin Earl Porter and Marilyn Sue Porter as described by deed, recorded in Deed Book “C-9” page 128, said property being more particularly described as follows: Commencing at the Northwest corner of the Northeast Quarter of the Northwest Quarter of Fractional Section 12, Township 4 South, Range 5 East of the Second Principal Meridian; thence the following courses: South 00 degrees 06 minutes 54 seconds West, 967.33 feet, North 50 degrees 42 minutes 35 seconds East, 282.00 feet, South 13 degrees 09 minutes 43 seconds East, 135.00 feet, South 60 degrees 23 minutes 49 seconds East, 756.55 feet, North 51 degrees 54 minutes 51 seconds East, 561.00 feet, South 84 degrees 40 minutes 23 seconds East, 891.00 feet, and North 86 degrees 54 minutes 47 seconds East, 429.00 feet to a found four-inch diameter steel pipe, BEING THE TRUE POINT OF BEGINNING of the tract being herein described; thence with the line between Porter and Caesar's (Deed Book “9-O” page 449), South 59 degrees 05 minutes 30 seconds East, 227.74 feet to a 5/8” diameter steel rebar; thence South 79 degrees 11 minutes 31 seconds East, 166.74 feet to a 5/8” diameter steel rebar; thence South 65 degrees 25 minutes 11 seconds East, 134.39 feet to a 5/8” diameter steel rebar; thence South 35 degrees 54 minutes 56 seconds East, 172.63 feet at a 5/8” diameter steel rebar; thence South 47 degrees 22 minutes 31 seconds East, 157.28 feet to a 5/8” diameter steel rebar; thence South 57 degrees 05 minutes 56 seconds East, 194.06 feet to a 5/8” diameter steel rebar; thence South 18 degrees 26 minutes 36 seconds East, 112.26 feet to a 5/8” diameter steel rebar in the line between Porter and Caesar's (Deed Book “9-N” page 458); thence with said line, North 74 degrees 14 minutes 25 seconds West, 900.36 feet to a nail in Stuckeys Road; thence with Stuckeys Road part of the way and beyond, North 04 degrees 05 minutes 13 seconds West, 418.77 feet to the point of beginning. (Being the same real estate as intended in Deed Record Book “R-9 page 320, in the Recorder's Office, in Harrison County, Indiana.)
PARCEL II:
Being a part of the Northwest Quarter of fractional Section 13, Township 4 South, Range 5 East, in Harrison County, Indiana and being part of the property conveyed to Lytle L. Smith as described by deed recorded in Deed Book 8-D, page 531, said part being more particularly described as follows:

Commencing at the northwest corner of the northwest quarter of fractional Section 13; thence east with the north line of Section 13, 1125.00 feet to a point in Lotticks Corner Road; thence continuing East 380.99 feet to a point; thence departing the road and with the east line of Meytz (Deed Book 9-F, page 440), south 05 degrees 58 minutes 36 seconds West 723.72 feet to a found iron pipe; thence with the north line of Voogd (Deed Book 9-K, page 967), East 63.80 feet to the true point of beginning of the tract being herein described; thence North 34 degrees 30 minutes 38 seconds East 220.00 feet to a point; thence East 220.00 feet to a point in Doolittle Hill road; thence with Doolittle Hill road, South 34 degrees 30 minutes 38 seconds West 220.00 feet to a point; thence departing the road and with the north line of Voogd, West (passing a found iron pipe at 21.78 feet) 220.00 feet in all to the true point of beginning.
Horseshoe Hammond
TRACT I:
PARCEL 9: (1050 Calumet Avenue and 200 N Indianapolis Boulevard)
A strip of land, lying in Section 1, Township 37 North, Range 10 West of the Second Principal Meridian and Section 36, Township 38 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at the intersection of the East line of said Section 1 and the Northeasterly right of way line of the Baltimore and Ohio Railroad; thence South 00 degrees 00 minutes 00 seconds East along said East Section line 360.21 feet to the point of beginning; thence North 00 degrees 00 minutes 00 seconds East along said Section line 184.47 feet to the Southwesterly right of way line of the Baltimore and Ohio Railroad; thence Northwesterly along said right of way on a curve to the right 1092.66 feet, said curve having a radius of 6893.42 feet and a chord that bears North 44 degrees 43 minutes 55 seconds West 1091.51 feet; thence North 40 degrees 11 minutes 28 seconds West along said right of way line 230.52 feet to the centerline of Wolf River Channel as dedicated in Book 92, page 439, in the Office of the Recorder, Lake County, Indiana; thence South 21 degrees 54 minutes 16 seconds West along said centerline 48.86 feet to the Southwesterly right of way line of said Baltimore and Ohio Railroad; thence Northwesterly along said right of way line on a curve to the right 656.96 feet, said curve having a radius of 11,454.71 feet and a chord that bears North 40 degrees 55 minutes 26 seconds West 656.87 feet; thence North 39 degrees 16 minutes 52 seconds West along said right of way line 1747.53 feet to the Southeasterly boundary of a parcel of land conveyed to Commonwealth Edison of Indiana, Inc. as recorded in the Office of the Recorder of Lake County, Indiana, on September 15, 1972, as Document No. 167074; thence South 27 degrees 20 minutes 35 seconds West along said boundary 108.94 feet to the Northeasterly right of way line of the Pittsburgh-Fort Wayne and Chicago Railroad; thence South 39 degrees 16 minutes 52 seconds East, along said right of way line, 1704.31 feet; thence Southeasterly, along said right of way line, on a curve to the left 710.40 feet, said curve having a radius of 11,554.71 feet and a chord that bears South 41 degrees 02 minutes 32 seconds East 710.29 feet, to the centerline of Wolf River Channel as dedicated; thence South 21 degrees 54 minutes 16 seconds West along said centerline and said right of way line 139.26 feet; thence South 50 degrees 08 minutes 20 seconds East along said right of way line, that is 50 feet from the centerline of the Eastbound main track, 1339.82 feet to the point of beginning.
PARCEL 10: (1025 Indianapolis Blvd.)
A strip of land lying in Section 1, Township 37 North, Range 10 West of the Second Principal Meridian and Section 36, Township 38 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows: Commencing at the intersection of the East line of said Section 1 and the Northeasterly right of way line of said Baltimore and Ohio Railroad; thence South 00 degrees 00 minutes 00 seconds East along said East Section line 360.21 feet to the Northeasterly right of way line of said Pittsburgh-Fort Wayne and Chicago Railroad; thence North 50 degrees 08 minutes 20 seconds West along said right of way line, that is 50 feet from the centerline of the Eastbound main track, 1339.82 feet; thence North 46 degrees 13 minutes 12 seconds West, 377.55 feet to the point of beginning; thence Northwesterly, parallel with and 32 feet from the centerline of the Westbound main track on a curve to the right, 641.24 feet, said curve having a radius of 2775.00 feet and a chord that bears North 35 degrees 25 minutes 59 seconds West 639.81 feet; thence North 28 degrees 48 minutes 47 seconds West, parallel with and 32 feet from the centerline of the Westbound main track, 319.11 feet; thence Northwesterly, parallel with and 32 feet from the centerline of the Westbound main track, on a curve to the left 373.11 feet, said curve having a radius of 3007.30 feet and a chord that bears North 32 degrees 22 minutes 03 seconds West, 372.87 feet to the Northeasterly right of way line of said Pittsburgh-Fort Wayne and Chicago Railroad; thence South 39 degrees 16 minutes 52 seconds East along said right of way line 920.03 feet; thence along said right of way line Southeasterly on a curve to the left 236.19 feet, said curve having a radius of 11,554.71 feet and a chord that bears South 39 degrees 52 minutes 00 seconds East 236.19 feet; thence South 02 degrees 27 minutes 28 seconds West 222.63 feet to the point of beginning.
PARCEL 11: (1101 Railroad Street)
A parcel of land in Section 6, Township 37 North, Range 9 West of the Second Principal Meridian, in the City of Hammond, Lake County, Indiana, being more particularly described as follows: Commencing at the Southwest corner of said Section 6; thence North 0 degrees 41 minutes 54 seconds East, 3,693.96 feet along the West line of said Section 6 to the Northerly right of way line of the Pittsburgh, Fort Wayne and Chicago Railroad right of way; thence South 49 degrees 27 minutes 36 seconds East, 1,275.61 feet along said Northerly railroad right of way line to the centerline of Lake Avenue, said point being the point of beginning; thence continuing on the last mentioned course 1,663.99 feet to the North-South centerline of said Section 6; thence North 0 degrees 00 minutes 00 seconds East, 371.02 feet along said North-South centerline; thence North 53 degrees 00 minutes 00 seconds West, 1,334.80 feet to the East-West centerline of said Section 6; thence South 89 degrees 12 minutes 48 seconds West, 26.11 feet along said East-West centerline; thence North 53 degrees 00 minutes 00 seconds West, 212.52 feet to the centerline of said Lake Avenue; thence South 0 degrees 42 minutes 48 seconds West, 220.32 feet along said centerline of Lake Avenue to the point of beginning.
PARCEL 14: (1114 Indianapolis Blvd.)
Part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West of the Second Principal Meridian, in Lake County, Indiana, more particularly described as follows:
Commencing at a point on the Southwesterly right of way line of Indianapolis Boulevard also known as Indiana Boulevard, where the same is intersected by the Southeast line produced of the real estate conveyed by Edward Roby to Aaron Barnes by a Warranty Deed dated August 1, 1877 and recorded September 27, 1877, in Deed Record 25, page 259; thence Southeasterly along the Southwesterly side of said Indianapolis Boulevard, formerly known as Indiana Boulevard, 25 feet; thence Southwesterly at right angles to said Boulevard, 140 feet; thence Northwesterly parallel with said Boulevard 25 feet to the Southeast line of the land conveyed as aforesaid by said Roby to Aaron Barnes, in Deed Record 25, page 259; thence Northeasterly along the aforementioned line 140 feet to the place of beginning, excepting therefrom that portion of the above parcel deeded to the City of Hammond, Indiana by Special (Limited) Warranty Deed dated August __, 2012 and recorded September 26, 2012 as Document No. 2012 067784, described as follows:
A part of the East Half of Section 1, Township 37 North, Range 10 West, Lake County, Indiana, and being that part of grantor's land lying within the right-of-way lines depicted on the attached Right-of-Way Parcel Plat marked as Exhibit "B-1", described as follows: Commencing at the point of intersection of the East line of Section 1 aforesaid, and the centerline of Indianapolis Boulevard, as the same existed prior to the year 1924 (the foregoing portion of this description beginning with the words "the point of" is quoted from Instrument No. 425300); thence North 39 degrees 07 minutes 00 seconds West 1,235.40 feet along the centerline of said Indianapolis Boulevard (also known as U.S.R. 12, 20 and 41) to the prolonged Northwestern boundary of Parkview Avenue; thence South 50 degrees 53 minutes 00 seconds West 40.00 feet along the prolonged boundary of said Parkview Avenue to the Southwestern boundary of said Indianapolis Boulevard; thence North 39 degrees 07 minutes 00 seconds West 884.59 feet along the boundary of said Indianapolis Boulevard; thence South 50 degrees 53 minutes West 30.00 feet along said boundary; thence North 39 degrees 07 minutes 00 seconds West 79.50 feet along said boundary; thence North 50 degrees 53 minutes 00 seconds East 30.00 feet along said boundary; thence North 39 degrees 07 minutes 00 seconds West 324.91 feet along said boundary to the point of beginning of this description, which point is the Northeast corner of the grantor's land; thence South 50 degrees 53 minutes 00 seconds West 13.99 feet along the Southeastern line of the grantor's land; thence North 39 degrees 06 minutes 55 seconds West 25.00 feet to the Northwestern line of the grantor's land at point "230" designated on said parcel plat; thence North 50 degrees 53 minutes 00 seconds East 13.99 feet along said Northwestern line to the Southwestern boundary of said Indianapolis Boulevard; thence South 39 degrees 07 minutes 00 seconds East 25.00 feet along the boundary of said Indianapolis Boulevard to the point of beginning.

Horseshoe Hammond - National Railroad
Parcel 1:
All of that certain premises as demised and depicted on an Exhibit to that Memorandum of Lease by and between National Railroad Passenger Corporation (Landlord) and Horseshoe Hammond, LLC (Tenant) dated _______ __, 2017, defined as being a 78,805 S.F./1.809 acre leased area and also a leased 25’ non-exclusive roadway, being a portion of that parcel described herein below:
ALL THAT PARCEL of land situate in the City of Hammond, County of Lake and State of Indiana, being part of Section 6, Township 37 North, Range 9 West, of the Second Principal Meridian, bounded and described according to a plan of survey made by Plumb, Tuckett and Hubbard, Inc., Consulting Engineers, dated November 8, 1978, as follows, viz: COMMENCING at the Southwest corner of said Section 6; thence extending North 0 degrees 41 minutes 54 seconds East, along the West line of said Section 6, said West line being coincident with the centerline of Calumet Avenue, 3,406.41 feet to a P.K. nail marking the true point of beginning for the parcel of land being described; EXTENDING from said true point of beginning the following five courses and distances: (1) North 0 degrees 41 minutes 54 seconds East, continuing along said West line of Section 6 and centerline of Calumet Avenue, 168.76 feet to a P.K. nail in the southwesterly line of land now or formerly of Baltimore and Ohio Railroad; thence (2) Southeastwardly, by said last mentioned land, on a curve to the left having a radius of 11,277.44 feet, the chord of which bears South 50 degrees 40 minutes 32 seconds East, for a length of 914.78 feet, the arc distance of 915.03 feet to a point of tangent marked by an iron pin; thence (3) South 53 degrees 00 minutes East, still by the last mentioned land, 328.30 feet to a P.K. nail in the centerline of Lake Avenue; thence (4) South 0 degrees 42 minutes  48 seconds West, along said centerline of Lake Avenue, 220.32 feet to a P.K. nail; thence (5) North 49 degrees 27 minutes 36 seconds West, 1275.61 feet to the place of beginning. CONTAINING 178,997.73 square feet, more or less, or 4.109 acres, more or less.
Horseshoe Hammond - City of Hammond, Department of Redevelopment
PARCEL 2: (825 Empress Drive)
A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, being bounded as follows:
Commencing at the Southeast Corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.77 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 17.84 feet to the Point of Beginning of this description; thence North 35 degrees 17 minutes 10 seconds East 813.45 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet; thence South 35 degrees 23 minutes 05 seconds West 90.00 feet; thence North 54 degrees 36 minutes 55 seconds West 110.00 feet; thence South 35 degrees 17 minutes 10 seconds West 780.38 feet; thence North 46 degrees 40 minutes 28 seconds West 40.40 feet to the Point of Beginning.
PARCEL 3: (1001 Calumet Avenue)
A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, located in North Township, Lake County, Indiana, being bounded as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,209.68 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West; thence South 41 degrees 13 minutes 34 seconds East 61.96 feet; thence South 41 degrees 13 minutes 34 seconds East 90.30 feet to the point of curvature of a curve to the left, said point of curvature being South 48 degrees 46 minutes 26 seconds West 2,814.93 feet from the radius point of said curve; thence southeasterly 229.76 feet along said curve to a point being South 44 degrees 05 minutes 50 seconds West 2,814.93 feet from the radius point of said curve; thence North 35 degrees 17 minutes 10 seconds East 831.29 feet; thence North 79 degrees 22 minutes 58 seconds East 71.38 feet; thence South 54 degrees 36 minutes 55 seconds East 100.48 feet to the Point of Beginning of this description; thence continuing South 54 degrees 36 minutes 55 seconds East 146.67 feet; thence South 35 degrees 16 minutes 41 seconds West 523.46 feet; thence North 54 degrees 35 minutes 11 seconds West 236.35 feet; thence South 35 degrees 15 minutes 53 seconds West 349.92 feet; thence North 46 degrees 40 minutes 28 seconds West 20.88 feet; thence North 35 degrees 17 minutes 10 seconds East 780.38 feet; thence South 54 degrees 36 minutes 55 seconds East 110.00 feet; thence North 35 degrees 23 minutes 05 seconds East 90.00 feet to the Point of Beginning.
PARCEL 5: (1002 Calumet Avenue)
A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minutes 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 176.71 feet along said curve to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of said curve and to the Point of Beginning of this description; thence North 48 degrees 49 minutes 21 seconds East 35.00 feet; thence South 41 degrees 10 minutes 39 seconds East 625.56 feet; thence South 41 degrees 14 minutes 09 seconds East 34.87 feet to a point on a non-tangent curve concave to the northeast (said curve hereinafter referred to as "Curve #1"), said point of curvature being South 48 degrees 38 minutes 51 seconds West 5,682.15 feet from the radius point of said curve; thence southeasterly 150.03 feet along Curve #1 to a point being South 47 degrees 08 minutes 05 seconds West 5,682.15 feet from the radius point of Curve #1; thence North 48 degrees 45 minutes 56 seconds East 96.78 feet; thence South 41 degrees 14 minutes 04 seconds East 100.00 feet; thence South 48 degrees 45 minutes 56 seconds West 128.09 feet to a point on a non-tangent curve concave to the northeast (said curve is concentric with Curve #1), said point being South 46 degrees 08 minutes 30 seconds West 5,717.15 feet from the radius point of said curve; thence North 41 degrees 14 minutes 09 seconds West 34.96 feet; thence North 41 degrees 10 minutes 39 seconds West 625.58 feet to the Point of Beginning.
PARCEL 6: (1001 Calumet Avenue)
A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right, said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of said curve; thence northeasterly and easterly 118.22 feet along said curve to the southwestern boundary of the 21.255 acre tract of land described in the Quitclaim Deed recorded as instrument #91018107 on April 17, 1991, in the Office of the Recorder of Lake County, Indiana, said point being North 15 degrees 15 minutes 10 seconds West 326.48 feet from the radius point of said curve, the next seven (7) courses are along the boundary of said 21.255 acre tract of land; 1)thence North 41 degrees 15 minutes 08 seconds West 1,700.29 feet to the Point of Beginning of this description; 2) thence North 41 degrees 15 minutes 08 seconds West 1,539.62 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 44 minutes 52 seconds West 24,828.52 feet from the radius point of said curve; 3) thence northwesterly 281.79 feet along said curve to its point of tangency, said point of tangency being South 49 degrees 23 minutes 53 seconds West 24,828.52 feet from the radius point of said curve; 4) thence North 40 degrees 36 minutes 07 seconds West 1,474.75 feet to the Indiana/Illinois State Line; 5) thence North 00 degrees 52 minutes 04 seconds West 138.52 feet along the Indiana/Illinois State Line; 6) thence South 48 degrees 50 minutes 29 seconds East 279.19 feet; 7) thence South 41 degrees 14 minutes 04 seconds East 2,051.13 feet to the northwestern corner of the tract of land described in the Quitclaim Deed recorded in Deed Record 1219, page 31, on November 5, 1962, in said Recorder's Office, said corner being on "Eggers Fence Line"; thence South 87 degrees 40 minutes 04 seconds East 11.27 feet along the northern boundary of said tract of land which is also along "Eggers Fence Line"; thence South 41 degrees 12 minutes 09 seconds East 139.21 feet; thence South 40 degrees 14 minutes 07 seconds East 154.35 feet to a point on a non-tangent curve concave to the southwest, said point being North 51 degrees 42 minutes 18 seconds East 1,514.88 feet from the radius point of said curve;
thence southeasterly 141.95 feet along said curve to a point being North 57 degrees 04 minutes 25 seconds East 1,514.88 feet from the radius point of said curve; thence South 30 degrees 59 minutes 10 seconds East 154.35 feet; thence South 30 degrees 01 minute 09 seconds East 186.88 feet; thence South 30 degrees 59 minutes 24 seconds East 155.62 feet to a point on a non-tangent curve concave to the northeast, said point being South 57 degrees 04 minutes 25 seconds West 1,539.88 feet from the radius point of said curve; thence southeasterly 143.63 feet to a point being South 51 degrees 43 minutes 47 seconds West 1,539.88 feet from the radius point of said curve; thence South 48 degrees 44 minutes 52 seconds West 29.89 feet to the Point of Beginning;
ALSO, a part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West and a part of Section 36, Township 38 North, Range 10 West located in North Township, Lake County, Indiana, being bounded as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 2,195.00 feet along the East line of said Section 1 to its point of intersection with the centerline of Indianapolis Boulevard (100 foot wide right-of-way); thence North 40 degrees 07 minutes 55 seconds West 3,007.99 feet along the centerline of Indianapolis Boulevard; thence North 49 degrees 52 minutes 05 seconds East 50.00 feet perpendicular to the centerline of Indianapolis Boulevard to the northeastern right-of-way line of Indianapolis Boulevard; thence North 40 degrees 07 minutes 55 seconds West 190.50 feet along the northeastern right-of-way line of Indianapolis Boulevard; thence North 51 degrees 02 minutes 14 seconds East 290.22 feet; thence South 60 degrees 14 minutes 57 seconds East 49.35 feet; thence North 54 degrees 00 minutes 00 seconds East 528.73 feet to the point of curvature of a curve to the right (said curve hereinafter referred to as "Curve #1), said point of curvature being North 36 degrees 00 minutes 00 seconds West 326.48 feet from the radius point of Curve #1; thence northeasterly and easterly 176.71 feet along Curve #1 to a point being North 04 degrees 59 minutes 19 seconds West 326.48 feet from the radius point of Curve #1 and to the Point of Beginning of this description; thence North 41 degrees 10 minutes 39 seconds West 1,372.17 feet to the point of curvature of a curve to the right, said point of curvature being South 48 degrees 49 minutes 21 seconds West 474.78 feet from the radius point of said curve; thence northwesterly 58.94 feet along said curve to its point of tangency, said point of tangency being South 55 degrees 56 minutes 06 seconds West 474.78 feet from the radius point of said curve; thence North 34 degrees 03 minutes 54 seconds West 45.58 feet to point of curvature of curve to the left, said point of curvature being North 55 degrees 56 minutes 06 seconds East 729.28 feet from the radius point of said curve; thence northwesterly 90.62 feet along said curve to its point of tangency, said point of tangency being North 48 degrees 48 minutes 55 seconds East 729.28 feet from the radius point of said curve; thence North 41 degrees 11 minutes 05 seconds West 8.90 feet; thence North 40 degrees 12 minutes 29 seconds West 154.34 feet to a point on a nontangent curve concave to the northeast, said point being South 51 degrees 45 minutes 03 seconds West 1,500.05 feet from the radius point of said curve; thence northwesterly 138.44 feet along said curve to a point being South 57 degrees 02 minutes 18 seconds West 1,500.05 feet from the radius point of said curve; thence North 31 degrees 00 minutes 10 seconds West 154.34 feet; thence North 30 degrees 01 minute 34 seconds West 170.82 feet to the point of curvature of a curve to the right, said point of curvature being South 59 degrees 58 minutes 26 seconds West 1,420.19 feet from the radius point of said curve; thence northwesterly and northerly 273.83 feet along said curve to its point of tangency, said point of tangency being South 71 degrees 01 minute 16 seconds West 1,420.10 feet from the radius point of said curve; thence North 18 degrees 58 minutes 44 seconds West 56.31 feet to a point on the northwesterly extension of the southwestern boundary of the 16.039 acre tract of land described in the Warranty Deed recorded in Deed Record 1218, page 592, on November 9, 1962, in the Office of the Recorder of Lake County, Indiana; thence South 41 degrees 14 minutes 04 seconds East 2,501.08 feet along the northwesterly extension of the southwestern boundary of said 16.039 acre tract of land and along the southwestern boundary of said 16.039 acre tract of land to a point being North 48 degrees 49 minutes 21 seconds East of the point of beginning; thence South 48 degrees 49 minutes 21 seconds West 193.47 feet to the Point of Beginning.
EXCEPTING AND EXCLUDING the following from the above-described parcels:
A parcel of real estate that is two hundred (200) feet wide (measured from east to west) and fifty (50) feet in depth (measured from north to south) and located in the northeasternmost corner of the above-described parcels.
PARCEL 7:
A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, and to the point of beginning of this description, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 270.31 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.
EXCEPTING THEREFROM THE PROPERTY DESCRIBED AS FOLLOWS:

A 32 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana the centerline of which is described as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degrees 01 minutes 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the Northeast, said point being South 38 degrees 59 minutes 01 seconds West, 1637.02 feet from the radius point of said curve; thence Southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 43 minutes 21 seconds West, 1637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East, 650.47 feet to the point of a curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West, 2864.79 feet from the radius point of said curve; thence Southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency, said point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds
West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the Point of Beginning of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvatures being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangencey being North 57 degrees 40 minutes 52 seconds West 40.00 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the TERMINUS of this centerline description.
PARCEL 8:
A part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West, and part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:
Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right-of-way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearings is Indiana State Plane NAD 83 Grid Bearing-West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to the point of beginning and a point on the South line of land described in Instrument No. 2000-054153, said point being 40 feet from the Northerly right of way of the Elgin Joliet and Eastern Railroad (the next 4 courses are along the Southerly, Easterly, and Northerly lines of said instrument); (1) thence South 39 degrees 44 minutes 48 seconds East 105.61 feet to a curve having a radius of 2637.78 feet, the radius point of which bears North 50 degrees 15 minutes 13 seconds East; (2) thence Southeasterly along said curve 238.83 feet to a point which bears South 45 degrees 03 minutes 57 seconds West from said radius point, said point being on the Southerly extension of the lakeside face of the sheet piling wall; (3) thence along said wall North 36 degrees 47 minutes 33 seconds East 315.53 feet to a point on the present shoreline of Lake Michigan; (4) thence Northwesterly along the present shoreline of Lake Michigan 462 feet more or less; thence South 38 degrees 37 minutes 30 seconds West 102.49 feet; thence South 73 degrees 07 minutes 56 seconds West 43.25 feet; thence North 51 degrees 22 minutes 29 seconds West 41.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet to a point on a non-tangent curve, the radius point of which bears North 48 degrees 44 minutes 26 seconds East, said point also being on the Northerly line of land described in Instrument No. 97014032; thence along said Northerly line and Southeasterly along said curve a distance of 213.39 feet to a point which bears South 43 degrees 21 minutes 29 seconds West from said radius point, and the point of beginning.
PARCEL 9:

A part of the Northeast Quarter of Section 1, Township 37 North, Range 10 West, more particularly described as follows:
Commencing at the intersection of the East line of said Section 1 and the Northerly line of the Baltimore and Ohio Railroad right of way, said point being North 00 degrees 28 minutes 23 seconds East (basis of bearing is Indiana State Plane NAD 83 Grid Bearing - West Zone) 4054.75 feet by direct line from the Southeast corner of said Section 1; thence along the East line of said Section 1 North 00 degrees 27 minutes 13 seconds East 92.96 feet to a point on the North line of land described in Instrument No. 97014032, (the next 3 courses are along the Northerly line of said instrument), said point being on a non-tangent curve, the radius point of which bears North 43 degrees 21 minutes 29 seconds East; (1) thence Northwesterly along said curve a distance of 213.39 feet to a point which bears South 48 degrees 44 minutes 26 seconds West from said radius point, said point also being the Point of Beginning; (2) thence continuing along said curve a distance of 23.47 feet to a point which bears South 49 degrees 19 minutes 57 seconds East from said radius point; (3) thence North 40 degrees 40 minutes 03 seconds West 105.47 feet; thence North 48 degrees 34 minutes 46 seconds East 147.21 feet; thence South 22 degrees 59 minutes 46 seconds East 57.77 feet; thence South 51 degrees 22 minutes 29 seconds East 96.88 feet; thence South 47 degrees 41 minutes 38 seconds West 41.79 feet; thence North 42 degrees 09 minutes 44 seconds West 16.98 feet; thence South 51 degrees 16 minutes 43 seconds West 105.38 feet; to the Point of Beginning.
Horseshoe Hammond - Waterworks
PARCEL 4: (1001 Calumet Avenue)
A 32.00 foot-wide strip of land being a part of the Northwest Quarter of Section 6, Township 37 North, Range 9 West located in North Township, Lake County, Indiana, the centerline of which is described as follows:
Commencing at the Southeast corner of the Southeast Quarter of Section 1, Township 37 North, Range 10 West; thence North 01 degree 01 minute 03 seconds West (assumed bearing) 4,091.63 feet along the East line of said Section 1 and along the West line of Section 6, Township 37 North, Range 9 West to a point on a non-tangent curve concave to the northeast, said point being South 38 degrees 59 minutes 01 second West 1,637.02 feet from the radius point of said curve; thence southeasterly 62.23 feet along said curve to its point of tangency, said point of tangency being South 36 degrees 48 minutes 21 seconds West 1,637.02 feet from the radius point of said curve; thence South 53 degrees 11 minutes 39 seconds East 650.47 feet to the point of curvature of a curve to the left, said point of curvature being South 36 degrees 48 minutes 21 seconds West 2,864.79 feet from the radius point of said curve; thence southeasterly 84.09 feet along said curve to its point of tangency, said point of tangency being South 35 degrees 07 minutes 27 seconds West 2,864.79 feet from the radius point of said curve; thence South 54 degrees 52 minutes 33 seconds East 325.80 feet to the point of curvature of a curve to the left, said point of curvature being South 35 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Southeasterly, Easterly, Northeasterly, Northerly, and Northwesterly 142.07 feet along said curve to its point of tangency being North 67 degrees 07 minutes 27 seconds East 55.00 feet from the radius point of said curve; thence North 22 degrees 52 minutes 33 seconds West 53.74 feet to the point of curvature of a curve to the right, said point of curvature being South 67 degrees 07 minutes 27 seconds West 55.00 feet from the radius point of said curve; thence Northwesterly, Northerly and Northeasterly 56.62 feet along said curve to its point of tangency, said point of tangency being North 53 degrees 53 minutes 40 seconds West 55.00 feet from the radius point of said curve; thence North 36 degrees 06 minutes 20 seconds East 15.67 feet to the POINT OF BEGINNING of this centerline description; thence North 36 degrees 06 minutes 20 seconds East 254.64 feet to the point of curvature of a curve left, said point of curvature being South 53 degrees 53 minutes 40 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly, and Northwesterly 63.49 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 09 minutes 56 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 50 minutes 04 seconds West 117.95 feet to the point of curvature of a curve to the right, said point of curvature being South 35 degrees 09 minutes 56 seconds West 40.00 feet from the radius point of said curve; thence Northwesterly, Northerly, and Northeasterly 60.84 feet along said curve to its point of tangency, said point of tangency being North 57 degrees 40 minutes 52 seconds West 40.00 feet from the radius point of said curve; thence North 32 degrees 19 minutes 08 seconds East 330.68 feet to the point of curvature of a curve to the left, said point of curvature being South 57 degrees 40 minutes 52 seconds East 40.00 feet from the radius point of said curve; thence Northeasterly, Northerly and Northwesterly 60.76 feet along said curve to its point of tangency, said point of tangency being North 35 degrees 17 minutes 10 seconds East 40.00 feet from the radius point of said curve; thence North 54 degrees 42 minutes 50 seconds West 227.88 feet to the terminus of this centerline description.    Exhibit B

US-DOCS\92746040
DMWEST #17332364 v1
Horseshoe - Bossier City
TRACT 1:
PROPERTY A - (APN: 130257)

Lots 1-7, 50-87, 96-97 and a portion of Rush Street and Ogilvie Street and the alley adjacent to Lots 1-7 and Lots 81-85 and the South Half (S/2) of the alley adjacent to Lots 86 and 87 (previously closed by Ordinance No. 499 of 1952) and the alley adjacent to Lots 70-79 and Lots 61-69 and the alley adjacent to Lots 53-59 and Lots 50 and 96 and the alley adjacent to Lots 50-52 and Lots 96 and 97, all in the Corrected Map of East Shreveport Subdivision, Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana, being more fully described as follows:

Tract A-1
Commencing at the Southwest corner of Lot 81, of said Corrected Map of East Shreveport Subdivision, run thence North 50 degrees 18 minutes 20 seconds West a distance of 221.07 feet; Run thence North 30 degrees 09 minutes 42 seconds West a distance of 49.23 feet to a point on the southerly right of way line of Coleman Street; Run thence along said southerly right of way line North 50 degrees 18 minutes 57 seconds East a distance of 280.80 feet; Thence leaving said southerly right of way run South 29 degrees 55 minutes 58 seconds East a distance of 135.05 feet to a point on the centerline of the aforementioned closed alley; Run thence along said centerline North 50 degrees 20 minutes 35 seconds East a distance of 79.96 feet; Thence leaving said centerline run South 29 degrees 54 minutes 27 seconds East a distance of 135.07 feet to a point on the northerly right of way line of Rush Street; Run thence South 30 degrees 07 minutes 34 seconds East a distance of 39.53 feet to a point on the southerly right of way line of Rush Street; Run thence along said southerly right-of-way line North 50 degrees 33 minutes 06 seconds East a distance of 160.01 feet to a point on the westerly right of way line of Homer Street; Run thence along said westerly right of way line South 30 degrees 09 minutes 44 seconds East a distance of 543.12 feet; Thence leaving said westerly right of way line run South 54 degrees 21 minutes 33 seconds West a distance of 241.79 feet; Run thence North 50 degrees 18 minutes 20 seconds West a distance of 568.37 feet to the Point of Beginning of tract; containing 6.0655 acres, more or less,
Tract A-2
and a tract of land located in Sections 29, 30 and 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows: Commencing at the Southwest corner of Lot 81 of the Corrected Map of East Shreveport Subdivision, as recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana, Run thence along the line which is an extension of the northerly right of way line of Rush Street, South 50 degrees 23 minutes 52 seconds West a distance of 46.12 feet to a point on the westerly toe of the Levee, said point being the Point of Beginning of tract herein described: Run thence along said toe South 50 degrees 18 minutes 57 seconds East a distance of 555.42 feet to a point on the northerly right of way line of the East approach to the Traffic Street Bridge as recorded in Book 35, Page 169 of the Records of Bossier Parish, Louisiana; Run thence along said northerly right of way line South 49 degrees 05 minutes 52 seconds West a distance of 563.81 feet to a point on the easterly high bank of Red River; Run thence along said high bank the following courses and distances: North 24 degrees 04 minutes 48 seconds West a distance of 121.67 feet; North 21 degrees 19 minutes 14 seconds West a distance of 100.63 feet; North 17 degrees 23 minutes 06 seconds East a distance of 22.62 feet; North 30 degrees 18 minutes 13 seconds West a distance of 79.82 feet; North 31 degrees 18 minutes 23 seconds East a distance of 53.18 feet; North 07 degrees 10 minutes 06 seconds West a distance of 55.98 feet; North 48 degrees 13 minutes 12 seconds West a distance of 59.33 feet; North 32 degrees 31 minutes 48 seconds West a distance of 29.84 feet; North 29 degrees 01 minutes 28 seconds West a distance of 84.63 feet; North 21 degrees 46 minutes 43 seconds West a distance of 132.95 feet; North 33 degrees 59 minutes 55 seconds West a distance of 177.79 feet and South 83 degrees 49 minutes 09 seconds West a distance of 36.32 feet to a point on the southerly right of way line of Illinois Central Railroad; Run thence along said southerly right of way line North 50 degrees 25 minutes 33 seconds East a distance of 188.40 feet to a point on the westerly toe of Levee; Run thence along said toe South 50 degrees 18 minutes 57 seconds East a distance of 310.29 feet to the Point of Beginning of the tract, containing 6.6100 acres, more or less.

PROPERTY B (APN: 130257)
Lots 8, 9, 10, 11, 12, 13, 88, 89, 90, 91 and a portion of Rush Street adjacent to Lots 70 through 73 and Lots 88 through 91, (abandoned per Ordinance 94 of 1995) all in Corrected Map of East Shreveport Subdivision, as per plat recorded in Book 60, Page 17, Bossier City, Bossier Parish, Louisiana, and the North Half (S/2) of the alley adjacent to Lots 8 and 9 (previously closed by Ordinance No. 499 of 1952) and a portion of the alley adjacent to and between Lots 10-13 and Lots 88-91 (previously closed by Ordinance No. 499 of 1952) and Lots 126, 127, 128, 129, 130, 131, 132, 133, 134 and Lot 138, less and except the portion thereof conveyed to the City of Bossier City for a road, as recorded under Registry Number 613394 of the Conveyance Records of Bossier Parish, Louisiana, and the West Half (W/2) of the alley adjacent to Lots 127, 128, 129, 130, and 131 closed per Ordinance 78 of 1981, and a portion of the west half of the aforesaid closed alley adjacent to Lot 132 described as starting from the centerline of the alley on an angle S00°37"55"W from the SW corner of Lot 401 (on the Corrected Map of East Shreveport Subd Book 60 page 15) to a point on Lot 132, and the right of way of Coleman Street north of and adjacent to Lots 126, 127 and north of and adjacent to the abandoned alley between Lots 127 and 403 (abandoned per Ordinance 78 of 1981), and Lots 42 and 43 and a portion of Lot 44 and a portion of Lots 40 and 41 and Lots 30, 32, 33, 34, 29; and

The South 25 feet of Lot 392, Lots 393, 394, 395, all lots being located in Corrected Map of East Shreveport Subdivision, Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Records of Bossier Parish, Louisiana.

LESS AND EXCEPT a tract of land identified as Parcel 1-15 of the Traffic Street Widening Project and being a portion of Lot 138, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana. Being more particularly described as follows: From the point of intersection of the north right-of-way line of Ogilvie Street and the east line of Lot 138, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, run South 59°52'37" West, a distance of 57.54 feet, to the Point of Beginning of the tract herein described; run thence South 59°52'37" West, a distance of 27.19 feet; run thence North 30°07'00" West, a distance of 3.78 feet; South 59°52'37" West, a distance of 9.76 feet; run thence North 77°33'00" West, a distance of 24.67 feet; run thence North 34°56'15" West, a distance of 19.60 feet; run thence North 59°52'39" East, along said south right-of-way line, a distance of 56.80 feet, to the point of curvature of a curve to the right having the following data: Delta = 0°35'13", Radius = 3,904.00 feet and Tangent = 20.00 feet; run thence in a Southeasterly direction, along said curve, a distance of 40.00 feet, to the Point of Beginning, containing 0.045 acres (1,965.754 square feet), more or less, as calculated by the above courses and distances.

LESS AND EXCEPT a tract of land identified as Parcel 1-18 of the Traffic Street Widening Project and being a portion of Lots 126 thru 134, both inclusive and the south half of closed Coleman Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana. Being more particularly described as follows: From the point of intersection of the east right-of-way line of Traffic Street and the south line of Lot 134, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, said point and corner also being the Point of Beginning of the tract herein described, run North 30°10'57" West, along said east right-of-way line, a distance of 29.66 feet; run thence North 59°49'03" East, a distance of 15.08 feet; run thence North 27°08'04" West, a distance of 10.34 feet; run thence North 30°28'13" West, a distance of 290.14, to the point of curvature of a curve to the right having the following data: Delta = 2°52'56", Radius = 1,106.28 feet and Tangent = 27.83 feet; run thence in a Northwesterly direction, along said curve, a distance of 55.65 feet, to the point of intersection the centerline of closed Coleman Street; run thence South 89°45'35" East, a distance of 73.90 feet; run thence South 13°32'59" East, a distance of 57.35 feet; run thence South 27°41'12" East, a distance of 153.55 feet, to the point of curvature of a curve to the right having the following data: Delta = 2°03'25", Radius = 3,904.00 feet and Tangent = 70.08 feet; run thence in a Southeasterly direction along said curve, a distance of 140.15 feet, to the point of intersection with the common line between Lots 134 and 135, of said East Shreveport Subdivision; run thence South 59°52'37" West, a distance of 65.59 feet, to the Point of Beginning, containing 0.429 acres (18,704.763 square feet), more or less, as calculated by the above courses and distances.

PROPERTY C - (APN: 130257)

A tract of land located in Section 29, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows: Commencing at the Southwest corner of Lot 81, of the Corrected Map of East Shreveport subdivision, as recorded in Book 60, Page 17 of the Records of Bossier Parish, Louisiana; Run thence South 50 degrees 18 minutes 20 seconds East a distance of 568.37 feet; Run thence South 65 degrees 08 minutes 10 seconds West a distance of 50.08 feet; Run thence North 50 degrees 18 minutes 57 seconds West a distance of 865.71 feet to a point on the southerly right of way line of the Kansas City Southern Railway; Run thence along said southerly right of way line North 50 degrees 25 minutes 33 seconds East a distance of 46.18 feet; Thence leaving said southerly right of way line run South 50 degrees 18 minutes 20 seconds East a distance of 310.25 feet to the Point of Beginning of tract, containing 0.907 acres, more or less.

PROPERTY "J" - (APN: 181331012005900 (Caddo Parish) & 124242 (Bossier Parish))

A tract of land situated in the North Half of the Northwest Quarter of Section 32, Township; 18 North, Range 13 West, Bossier and/or Caddo Parish, Louisiana, described as follows:

Begin at an iron pipe marking the extreme Northeast Corner of the tract herein described which iron pipe is 154.27 feet East of the Northeast Corner of that certain parcel of land sold to Albert L. Wilson, as per deed filed and recorded in Conveyance Vol. 72, Page 97 of the Records of Bossier Parish, Louisiana, thence South 14 degrees 58 minutes West 136.27 feet to an iron pipe for corner; thence South 0 degrees 58 minutes East 94.5 feet to an iron bar for corner; thence South 57 degrees 05 minutes East 395 feet to an iron pipe set flush with the surface for a corner, the extreme East Corner of the tract herein described; thence South 23 degrees 05 minutes West 329.35 feet to an iron pipe on the high bank of Red River for a corner; thence North 74 degrees 57 minutes West along said high bank of Red River 761.2 feet to a point; thence North 73 degrees 27 minutes West along said high bank 253.1 feet to a point; thence North 17 degrees 28 minutes West 96.8 feet to a point in that tract or parcel of land sold by J.E. Reynolds, et al, to the City of Shreveport and Parish of Bossier, as per deed filed and recorded in Conveyance Vol. 35, Page 169 of the Records of Bossier Parish; thence along the traverse of said parcel of land North 60 degrees 32 minutes East 56 feet; thence North 45 degrees 02 minutes East 169 feet; thence North 1 degree 32 minutes East to the South line of tract sold by H.H. Allen to Mrs. Myrtle Bufkin, et al, as per deed filed and recorded on October 8, 1935, in Conveyance Vol. 121, Page 81 of the Records of Bossier Parish, Louisiana; thence East on said South line to the Southeast corner of the tract of land sold by J.E. Reynolds, et al to Albert L. Wilson, as per deed recorded in Conveyance Vol. 73, Page 268 of the Records of Bossier Parish, Louisiana; thence continue East along the South line of said Wilson tract 308.8 feet to the Southeast Corner of said Wilson tract; thence in a Northeasterly direction along the Southeast line of a tract sold by J.M. Cook, et al to Mrs. Annie M. Bufkin, et al, described in deed recorded in Conveyance Vol. 114, Page 565 of the Records of Bossier Parish, Louisiana, to the Southeast Corner of said tract; thence North along the East line of said tract a distance of 121 feet to the Northeast Corner of said Bufkin tract; thence East on the section line between Sections 32 and 29 to an iron pipe marking the extreme Northeast Corner herein described and being the point of beginning and containing 10.96 acres, more or less, and known as Riverside Lodge, together with all accretion and batture lying between the above described tract and the Red River, the Red River being the westerly boundary of the above described tract.

(Being a portion of the same property acquired by First National Bank as Trustee of Maxine Hart, et al, by a Deed of Trust from the Estate of Max W. Hart, dated May 21, 1956, and recorded October 2, 1956, Book 268, Page 92 of the Conveyance Records of Bossier Parish, Louisiana.)

LESS AND EXCEPT:
A certain tract or parcel of ground, together with all the improvements thereon and all rights, ways, privileges and servitudes thereunto belonging or in anywise appertaining, being situated in the fractional North Half of the Northwest Quarter of Section 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, the boundary lines of which tract is more particularly described as follows, to-wit:
Beginning at an iron pin on the Northeast corner of said property; said pin being 12 feet West of the right of way line of Riverside Drive; run thence South 15 degrees 33 minutes 58 seconds West 134.68 feet (136.27 feet recorded); thence South 0 degrees 21 minutes 11 seconds East 93.39 feet (94.5 feet recorded); thence South 57 degrees 04 minutes 56 seconds East 248.70 feet to a point and corner; thence South 32 degrees 16 minutes 57 seconds West 388.96 feet to a point and corner; thence North 74 degrees 56 minutes 56 seconds West 484.20 feet; thence North 36 degrees 39 minutes 21 seconds West 401.27 feet to an iron pin; thence North 2 degrees 20 minutes 06 seconds East 38.82 feet to a point and corner; thence South 89 degrees 22 minutes 09 seconds East a distance of 583.33 feet to a point and corner; thence North 44 degrees 25 minutes 46 seconds East 121.60 feet; thence North 0 degrees 24 minutes 31 seconds East 121 feet to a point and corner; thence South 89 degrees 24 minutes 54 seconds East 70.83 feet to the point of beginning and containing 6.995 acres, identified as Parcel No. D-2-2 shown on property survey map for the Shreveport-Fillmore Expressway, State Project No. 451-02-01, Federal Aid Interstate Project No. 1-20-1(15)19, Bossier Parish, prepared by John D. Wilkinson, II, Registered Surveyor, dated February 25, 1960, said map being filed in the office of the Department of Highways in the City of Baton Rouge, Louisiana.

This has also been described as:
11.5 acres, more or less, in Section 32, Township 18 North, Range 13 West, Bossier and/or Caddo Parishes, Louisiana, more fully described as follows: From the Southwest Corner of Lot 34, Cook Subdivision of Bossier City, Bossier Parish, Louisiana, as recorded in Book 141, at Page 11 of the Records of Bossier Parish, Louisiana, and the point of beginning; run thence South 56 degrees 31 minutes 59 seconds East, 44.48 feet, run thence South 23 degrees 11 minutes 32 seconds West, 897.15 feet to a set 1" X 3' iron pipe, continue thence South 23 degrees 11 minutes 32 seconds West, 70.0 feet to the high bank of Red River, run thence northwesterly along the high bank of Red River, 1184 feet more or less, run thence North 16 degrees 46 minutes 09 seconds West, 30.0 feet to a set 1" X 3' iron pipe in the southeasterly line of that property conveyed by Reynolds to the City of Shreveport and the Parish of Bossier as recorded in Book 35 at Page 169 of the Records of Bossier Parish, Louisiana; run thence along said southeasterly line, North 61 degrees 13 minutes 52 seconds East, 56.0 feet to a set 1" X 3' iron pipe, run thence North 45 degrees 43 minutes 52 seconds East 169.0 feet to a set 1" X 3' iron pipe, run thence North 2 degrees 13 minutes 52 seconds East, 61.18 feet to a LDH (Louisiana Department of Highways) concrete monument, and the southerly right-of-way of I-20 (Interstate Highway 20), run thence along said right-of-way South 36 degrees 45 minutes 35 seconds East, 401.40 feet, South 74 degrees 57 minutes 34 seconds East, 484.74 feet, North 32 degrees 16 minutes 57 seconds East, 390.49 feet, and South 56 degrees 31 minutes 59 seconds East, 101.44 feet to the southwest corner of said Lot 34 and the point of beginning, together with all accretion and batture lying between the above described tract and the Red River, the Red River being the westerly boundary of the above described tract.

All as shown in Cash Sale Deed by Max W. Hart, Jr. to Bossier City Land Corporation dated January 14, 1997 recorded January 30, 1997 under Registry No. 629452 of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY "K" - (APN: 124241)
One certain tract or parcel of land, together with all the improvements situated thereon and all of the rights, ways, servitudes, privileges and advantages thereunto belonging or in anywise appertaining, situated in Section 32, Township 18 North, Range 13 West, Northwest Land District, Bossier Parish, Louisiana, identified as Parcels 1, 2, & 3, on the updated survey of State Project No. ###-##-####, Shreveport-Fillmore Expressway, Route I-20, Bossier Parish, Louisiana prepared by George D. Sullivan, Registered Professional Land Surveyor, dated November 25, 1996, which property is more particularly described as follows:

PARCEL NO. 1
Proceeding from the Department of Transportation and Development concrete monument located along the control of access line of Riverside Drive, thence North 25 degrees 17 minutes 59 seconds West a distance of 69.74 feet to the point of beginning; thence continuing North 25 degrees 17 minutes 59 seconds West a distance of 228.61 feet to a point and corner; thence proceed along the arc of a curve having a radius of 207.56 feet (the chord of which bears South 48 degrees 19 minutes 24 seconds East a distance of 205.45 feet, a distance of 207.56 feet to a point and corner; thence proceed South 38 degrees 30 minutes 26 seconds West a distance of 89.55 feet to the point of beginning and containing a net area of 7,431.51 square feet.

PARCEL NO. 2
Proceeding from the concrete Department of Transportation and Development marker along the control of access of Riverside Drive, thence North 25 degrees 17 minutes 59 seconds West a distance of 36.31 feet to the point of beginning; proceed North 25 degrees 17 minutes 59 seconds West a distance of 33.43 feet to a point and corner; thence proceed North 38 degrees 30 minutes 26 seconds East a distance of 89.55 feet to a point and corner; thence proceed along the arc of a curve having a radius of 419.78 feet, (the chord of which bears South 64 degrees 35 minutes 27 seconds East a distance of 30.80 feet), a distance of 30.82 feet to a point and corner; thence proceed South 38 degrees 30 minutes 26 seconds West a distance of 111.29 feet to the point of beginning and containing a net area of 3,012.57 square feet.
PARCEL NO. 3
Beginning at the Department of Transportation and Development concrete monument along the control of access line of Riverside Drive, thence proceed North 25 degrees 17 minutes 59 seconds West a distance of 36.31 feet to a point and corner; thence proceed North 38 degrees 30 minutes 26 seconds East a distance of 111.29 feet to a point and corner; thence proceed along the arc of a curve having a radius of 419.78 feet (the Chord of which bears South 74 degrees 32 minutes 16 seconds East 114.79 feet), a distance of 114.95 feet to a point and corner; thence proceed South 28 degrees 45 minutes 53 seconds West a distance of 166.04 feet to a point and corner; thence proceed North 56 degrees 19 minutes 11 seconds West a distance of 101.32 feet to the point of beginning and containing a net area of 17,335.88 square feet.

PROPERTY "L" - (APN: 124243)
3.89 acres of land in the Northwest Quarter (NW /4) of Section 32, Township 18 North, Range 13 West, beginning on a point on Section line between Sections 29 and 32, Township 18 North, Range 13 West, 582.55 feet East of the Southwest corner of Section 29, this point is also 75 feet Northwest from and at right angles to the centerline of the new traffic bridge over Red River, thence South 49 degrees 27 minutes West 268.2 feet parallel with the centerline of said bridge, thence South 40 degrees 33 minutes East 201.2 feet; thence South 70 degrees 58 minutes East 264 feet; thence North 60 degrees 32 minutes East 100 feet, thence North 45 degrees 02 minutes East 169 feet; thence North 01 degrees 32 minutes East 110 feet; thence North 68 degrees 28 minutes West 68 feet; thence North 11 degrees 20 minutes West 112 feet to the Section line; thence West along Section 300.9 feet to place of beginning; and a strip containing .30 of an acre of land in the Southwest Quarter of the Southwest Quarter (SW/4 of SW/4) of Section 29, Township 18 North, Range 13 West, more particularly described as follows: Beginning at a point on the Section line between Sections 29 and 32, Township 18 North, Range 13 West, 582.55 feet East of the southwest corner of Section 29, this point is also 75 feet Northwest from and at right angles to the centerline of the new traffic bridge over Red River; run thence North 49 degrees 27 minutes East parallel to the said bridge 93.8 feet; thence South 83 degrees 18 minutes East 224 feet; thence South 11 degrees 33 minutes East 35.6 feet to Section line; thence West along Section line 300.9 feet to place of beginning. Said property being located in Bossier Parish, Louisiana.

PROPERTY "M" - (APN: 130783)

LOTS THREE HUNDRED NINETY-SIX (396), THREE HUNDRED NINETY-SEVEN (397), THREE HUNDRED NINETY-EIGHT (398) AND THREE HUNDRED NINETY NINE (399), CORRECTED MAP OF EAST SHREVEPORT, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY "N" - (APN: 124924)

Lots 380, 381, 382, 383, 384, 385, 386, 387 and 388 of the Corrected Map of East Shreveport, a subdivision of the City of Bossier City, per plat Book 60, page 17, and the East Half (E/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the Conveyance Records of Bossier Parish, Louisiana.

PROPERTY "JJ" - (APN: 129621)

Lots 401, 403, East Shreveport Subdivision, a subdivision in Bossier City, Bossier Parish, Louisiana, as per plat recorded in Conveyance Book 60, page 17 of the Records of Bossier Parish, Louisiana, and the right of way of Coleman Street north of and adjacent to said lots closed by Ordinance No. 78 of 1981 and the East half of the alley closed by Ordinance No. 78 of 1981, and less that certain tract of land more fully described in Conveyance Book 936, page 566 of the Records of Bossier Parish, Louisiana.

PROPERTY "P2" a/k/a "KK" - (APN: 148923)

Lot Three Hundred Ninety One (391) and the north fifteen feet of Lot Three Hundred Ninety Two (392), of corrected map of East Shreveport Subdivision, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded in Book 60, Page 17, and the West Half (W/2) of Ruston Street adjacent to said Lots (abandoned per Ordinance 41 of 2003) of the official Conveyance Records of Bossier Parish, Louisiana.

PROPERTY "P1" a/k/a "LL" - (APN: 122787)

Tract P1-A
LOT THIRTY ONE (31), of EAST SHREVEPORT SUBDIVISION, a subdivision in the City of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded in Book 60, Page 17 of the official Conveyance Records of Bossier Parish, Louisiana,
LESS AND EXCEPT Parcel 1-3 described as follows:

A tract of land identified as Parcel 1-3 of the Traffic Street Widening Project and being a portion of Lot 31, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana, being more particularly described as follows:

From the point of intersection of the south right-of-way line of Ogilvie Street and the West right-of-way line of Traffic Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana; said point and corner also being the Point of Beginning of the tract herein described, run South 30°25'23" East, along the west right-of-way line of said Traffic Street, a distance of 40.00 feet, to the point of intersection with the lot line common to Lots 31 and 32, of said East Shreveport Subdivision; run thence South 50°31'32" West, along said common lot line, a distance of 40.35 feet; run thence North 30°43'12" West, a distance of 39.96 feet, to the point of intersection with the south right-of-way line of said Ogilvie Street; run thence North 50°31'13" East, along said right-of-way line, a distance of 40.56 feet, to the Point of Beginning. Containing 0.037 acres (1598.0021 square feet), more or less.
and
Tract P1-B aka "MM" - (APN: 161535)
A tract of land, being a portion of Parcel 1-3, as recorded under Instrument Number 794628, records of Bossier Parish, Louisiana. Being more particularly described as follows:
From the point of intersection of the south right-of-way line of Ogilvie Street and the West right-of-way line of Traffic Street, East Shreveport Subdivision, as recorded in Book 60, Page 17, Bossier Parish, Louisiana; run South 30°25'23" East, along the west right-of-way line of said Traffic Street, a distance of 35.16 feet, to the Point of Beginning of the tract herein described, run South 30°25'23" East, a distance of 4.84 feet, to the point of intersection with the lot line common to Lots 31 and 32, of said East Shreveport Subdivision; run thence South 5°31'32" West, along said common lot line, a distance of 40.35 feet; run thence North 30°43'12" West, a distance of 39.96 feet, to the point of intersection with the south right-of-way line of said Ogilvie Street; run thence North 50°31'13" East, along said right-of-way line, a distance of 5.40 feet, to the point of curvature of a curve to the right having the following data: Delta = 99°03'24", Radius = 30.00 feet and Tangent = 35.16 feet; run thence in a Southeasterly direction along said curve, a distance of 51.87 feet, to the Point of Beginning. Containing 0.0303 acres (1321.171 square feet), more or less.
Horseshoe Bossier - Water Bottom
TRACT 3: (APN: N/A)
PROPERTY “Z”
Fee Simple: State of Louisiana, State Land Office

Leasehold: Horseshoe Entertainment
That certain leasehold estate created by the Lease affecting the following described property:
A tract of land located adjacent to Section 29, 30 and 32, Township 18 North, Range 13 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows:
Commencing at the Southwest corner of Lot 81, of the Corrected Map of East Shreveport Subdivision, as recorded in Book 60, page 17 of the Records of Bossier Parish, Louisiana; run thence along the line which is an extension of the Northerly right of way line of Rush Street South 50°23'52" West a distance of 46.12 feet to a point on the Westerly toe of the Levee; run thence along said toe South 50°18'57" East a distance of 555.42 feet to a point on the Northerly right of way line of the East approach to the Traffic Street Bridge as recorded in Book 35, page 169 of the Records of Bossier Parish, Louisiana; run thence along said Northerly right of way line South 49°05'52" West a distance of 563.81 feet to a point on the Easterly Bank of Red River; run thence along said bank the following courses and distances: North 24°04'48" West a distance of 121.67 feet; North 21°19'14" West a distance of 100.63 feet; North 17°23'06" East a distance of 22.62 feet; thence leaving said bank run South 62°39'42" West a distance of 65.10 feet more or less to the mean low water level of Red River, SAID POINT BEING THE POINT OF BEGINNING of tract herein described:
Continue thence South 62°39'42" West a distance of 163.93 feet into Red River; run thence North 27°49'38" West a distance of 400.00 feet; run thence North 62°39'42" East a distance of 193.18 feet more or less to the mean low water level of the River; run thence with the mean low water level South 27°20'18" East a distance of 370.60 feet more or less and South 13°58'04" West a distance of 39.13 feet more or less to the Point of Beginning of tract, containing 1.75 acres, more or less.
Horseshoe Bossier - Bonomo
TRACT 2: (APN: 124188)

Fee Simple:	Bonomo Investment Company, LLC & except as to the West 30 feet of the East 40 feet of Lot 41 which is vested in Johnny Bonomo, Jr. and Mary Cordaro Bonomo
Leasehold:    Horseshoe Entertainment
Lease affecting Lots 37, 38, 39, and the East 55 feet of Lot 40, and the East 40 feet of Lot 41, Corrected Map of East Shreveport, a subdivision of the City of Bossier City, as per plat recorded in Book 60, page 17 of the Conveyance Records of Bossier Parish, Louisiana.
Harrah’s Bossier City (Louisiana Downs)
TRACT 1: (APN: 132366 & 103349)
A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana being more particularly described as follows:
From the common corner of Section 16, 17, 20 and 21 run North 0 degrees 30 minutes 45 seconds East along the line common to Section 16 and 17, a distance of 353.32 feet to the point of intersection with the North right-of-way line of Interstate 20 and being the point of beginning of the tract herein described; said point being in a curve to the left; thence traversing said North right-of-way line of Interstate 20 and Interstate 220, run Southwesterly along said curve to the left a distance of 314.50 feet; run thence South 85 degrees 15 minutes 03 seconds West a distance of 1,050.43 feet; run thence South 79 degrees 42 minutes 56 seconds West a distance of 768.32 feet; run thence North 74 degrees 04 minutes 50 seconds West, a distance of 940.76 feet; run thence North 57 degrees 02 minutes 52 seconds West a distance of 469.84 feet; run thence North 42 degrees 10 minutes 16 seconds West a distance of 438.63 feet; run thence North 17 degrees 58 minutes 00 seconds West a distance of 1,430.52 feet to the point of intersection with the South right-of-way line of U.S. Highway No. 80; run thence North 47 degrees 16 minutes 27 seconds East, along said South right-of-way line of U.S. Highway 80, a distance of 1,098.28 feet; run thence North 52 degrees 59 minutes 27 seconds East a distance of 502.49 feet; run thence North 47 degrees 16 minutes 26 seconds East, a distance of 200 feet; run thence North 41 degrees 33 minutes 26 seconds East, a distance of 502.49 feet; run thence North 47 degrees 16 minutes 27 seconds East, a distance of 188.77 feet; run thence South 89 degrees 44 minutes 13 seconds East, a distance of 2,358.28 feet to the point of intersection with the East line of Section 17; run thence South 0 degrees 30 minutes 45 seconds West, along said East line of Section 17 a distance of 3,632.31 feet to the Point of Beginning.
LESS AND EXCEPT: (PART OF MOBILE HOME PARK)
A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, from the corner common to Sections 16, 17, 20 and 21, run North 00 degrees 31 minutes 49 seconds East, along the line common to Sections 16 and 17, 2927.98 feet to the point of beginning of the tract herein to be described; thence North 27 degrees 15 minutes 19 seconds West 165.78 feet to a point; thence North 34 degrees 13 minutes 09 seconds West, 140.00 feet to a point; thence North 42 degrees 43 minutes 09 seconds West, 310.00 feet to a point; thence North 50 degrees 43 minutes 09 seconds West, 320.00 feet to a point; thence North 20 degrees 43 minutes 09 seconds West, 170.00 feet to a point; thence North 43 degrees 39 minutes 18 seconds West, 300.35 feet to a point; thence South 89 degrees 41 minutes 17 seconds East, 890.00 feet to intersect the East line of said Section 17; thence South 00 degrees 31 minutes 49 seconds West, along said East line of Section 17, 1065.00 feet to the Point of Beginning.

ALSO LESS AND EXCEPT: (SPRINGHILL)
A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier City, Bossier Parish, Louisiana, being more fully described as follows:
Beginning at the common corner of Sections 16, 17, 20 and 21, Township 18 North, Range 12 West, Bossier Parish, Louisiana; run thence along the east line of said Section 17 North 00°30’45” East a distance of 3,985.63 feet; thence leaving said east line run North 89°44’13” West a distance of 2,358.28 feet to a point on the southerly right of way line of U.S. Highway 80; run thence along said southerly right of way line the following courses and distances; South 47°16’27” West a distance of 188.77 feet; South 41°33’26” West a distance of 502.49 feet; South 47°16’26” West a distance of 200.00 feet and South 52°59’27” West a distance of 164.19 feet to the Point of Beginning of tract herein described; thence leaving said southerly right of way line run South 42°43’33” East a distance of 641.10 feet to the point of curvature of curve to the right (said curve having a radius of 257.17 feet and a chord bearing South 37°58’07” West a distance of 71.64 feet); run thence along said curve an arc distance of 71.87 feet; run thence South 47°07’26” West a distance of 98.50 feet; run thence South 33°24’12” West a distance of 89.47 feet; run thence North 42°42’05” West a distance of 699.99 feet to a point on the southerly right of way line of U.S. Highway 80; run thence along said southerly right of way line North 52°59’27” East a distance of 257.03 feet to the Point of Beginning.
The foregoing property is identified as Lot 1, Springhill Suites by Marriott Project Site, a subdivision of Bossier City, Bossier Parish, Louisiana, as per plat thereof recorded on November 21, 2006 in the Conveyance Records of Bossier Parish, Louisiana, in Book 1364, page 66 under Registry No. 882654.
ALSO LESS AND EXCEPT: (NTP PROPERTIESS, LLC/COMFORT SUITES INN)
Two tracts of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, being more particularly described as Lot 1 and Lot 2 as shown on Plat titled Panache Subdivision Unit No. 2 filed December 22, 2009 in Book 1364, Page 513, Instrument No. 983301 in the Conveyance Records of Bossier Parish, Louisiana.
ALSO LESS AND EXCEPT: (HOLIDAY INN)
A tract of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana, being more particularly described as Lot 1 as shown on Plat titled Holiday Inn Express at Louisiana Downs filed March 10, 2011 in Book 1364, Page 678, Instrument No. 1015135 in the Conveyance Records of Bossier Parish, Louisiana.
ALSO LESS AND EXCEPT: (SIFUENTES & HOME FEDERAL)
Two tracts of land located in Section 17, Township 18 North, Range 12 West, Bossier Parish, Louisiana being more particularly described as Lots 1 and 2 as shown on Plat titled Louisiana Downs Commercial Subdivision filed April 11, 2013 in Book 1601, Page 115, Instrument No. 1070410 in the Conveyance Records of Bossier Parish, Louisiana.
TRACT II (APN: 132368 - UNDEVELOPED BAYOU)
A tract of land lying West of the West top bank of Red Chute Bayou and East of the West line of Section 16, Township 18 North, Range 12 West, Bossier Parish, Louisiana. Said tract more fully described as follows:
From the Southwest corner of Section 16, Township 18 North, Range 12 West, Bossier Parish, Louisiana, run North 0 degrees 32 minutes 10 seconds East along the West line of said Section 16, a distance of 2,072.75 feet to the Point of Beginning. Thence run South 89 degrees 43 minutes East a distance of 166.0 feet to a point on the West Top Bank of Red Chute Bayou, thence run Southwesterly along the West Top Bank of Red Chute Bayou to the point of intersection of the West Top Bank of Red Chute Bayou with the West line of Section 16, thence run North 0 degrees 32 minutes 10 seconds East along the West line of Section 16, to the point of beginning.
TRACTS I AND II ALSO DESCRIBED AS:
As per survey by Blew & Associates, P.A. dated January 4, 2016, last revised March 3, 2016, under Job No. 15-1341:
A TRACT OF LAND LOCATED IN SECTION 17, TOWNSHIP 18 NORTH, RANGE 12 WEST, BOSSIER PARISH, LOUISIANA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
FROM THE COMMON CORNER OF SECTION 16, 17,20 AND 21 RUN N00°29'58"E ALONG THE LINE COMMON TO SECTION 16 AND 17, A DISTANCE OF 353.32 TO THE POINT OF INTERSECTION WITH THE NORTH RIGHT OF WAY LINE OF INTERSTATE 20 AND BEING THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED;
SAID POINT BEING IN A NON TANGENT CURVE TO THE LEFT, WITH A RADIUS OF 2877.85', AN ARC LENGTH OF 315.93°, AND A CHORD BEARING AND DISTANCE OF S86°46'32"W 315.77, THENCE CONTINUING ALONG THE RIGHT OF WAY LINE OF INTERSTATE 20 AND INTERSTATE 220 FOR THE FOLLOWING 6 COURSES; THENCE S85°14'16"W 1050.43, THENCE S79°42'09"W 768.32', THENCE N74°0537"W 940.76', THENCE N57°00'53"W 470.79', THENCE N42°06'09"W 438.60, THENCE N17°59'19"W 1429.05' TO THE POINT OF INTERSECTION WITH THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SOUTH RIGHT OF WAY OF U.S. HWY. 80 N47°13'00"E 112.07,

THENCE LEAVING SAID RIGHT OF WAY S42°34'33"E 346.03, THENCE S42°34'34"E 345.97, THENCE N46°50'59"E 297.27', THENCE N42°32'26"W 345.97', THENCE N42°32'26"W 174.21', THENCE S47°14'49"W 50.86', THENCE N78°15'10"W 112.82', THENCE N42°34'34"W 78.01' TO THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SAID RIGHT OF WAY N47°13'00"E 265.41', THENCE N47°20'06"E 126.69',THENCE LEAVING SAID RIGHT OF WAY S42°32'36"E 77.80', THENCE S06°46'03"E 112.60', THENCE S47°27'24"W 53.90', THENCE S42°31'39"E 207.90', THENCE N47°27'51"E 75.95', THENCE S42°32'09"E 314.06', THENCE N47°27'51"E 389.73', THENCE ALONG A CURVE TO THE LEFT, WITH A RADIUS OF 30.00', AN ARC LENGTH OF 26.28', AND A CHORD BEARING AND DISTANCE OF N22°21'46"E 25.45', THENCE N42°40'58"W 303.26',THENCE N42°41'42"W 378.92' TO THE SOUTH RIGHT OF WAY OF U.S. HWY, 80, THENCE ALONG SAID RIGHT OF WAY N47°56'33"E 46.09, THENCE N52°58'40"E 81.26', THENCE LEAVING SAID RIGHT OF WAY S42°43'45"E 699.65', THENCE N33°17'56"E 89.25', THENCE N47°21'33"E 98.56', THENCE ALONG A CURVE TO THE LEFT, WITH A RADIUS OF 258.28', AN ARC LENGTH OF 72.03', AND A CHORD BEARING AND DISTANCE OF N37°36'41"E 71.80', THENCE N42°44'47"W 640.65' TO THE SOUTH RIGHT OF WAY OF U.S. HWY. 80, THENCE ALONG SAID RIGHT OF WAY THE FOLLOWING 4 COURSES: N52°58'40"E 164.19', THENCE N47°15'39"E 200.00', THENCE N41°32'39"E 502.49', THENCE N46°44'05"E 188.36', THENCE LEAVING SAID RIGHT OF WAY S89°39'43"E 1469.77°, THENCE S43°42'40"E 300.59', THENCE S20°43'56"E 170.00', THENCE S50°43'56"E 320.00', THENCE S42°43'56"E 310.00', THENCE S34°13'56"E, 140.00', THENCE S27°16'06"E 165.78', THENCE S00°29'58"W 847.88', THENCE S89°45'12 E 166.00', THENCE Sl4°36'08"W 681.27', THENCE S00°29'58"W 1059.43' TO THE POINT OF BEGINNING. CONTAINING 277.90 ACRES MORE OR LESS.
TRACT III:
Together with the benefit of the bus and pedestrian access rights granted pursuant to the Reciprocal Easement and Covenant Agreement by and between Harrah's Bossier City Investment Company, LLC and LAD Hotel Partners, LLC recorded February 13, 2007 in Book 1396, page 823 under Registry No. 889806 of the Conveyance Records of Bossier Parish, Louisiana.
TRACT IV:
Together with the benefit of the right to access the electric box granted to Harrah's Bossier City Investment Company, LLC pursuant to the Declaration of Restrictive Covenants and Easement Agreement by and between Harrah's Bossier City Investment Company, LLC and Sunrise Hospitality IV, LLC dated March 31, 2011, recorded April 1, 2011 in Book 1573, page 234 under Registry No. 1016578 of the Conveyance Records of Bossier Parish, Louisiana.
Harrah’s North Kansas City
FEE PARCEL I:
All that part of the North half of Section 18, Township 50, Range 32, lying West of the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established and lying South of the South Right of Way line of Missouri State Highway Route No. 210 as now established; lying East of the Southeasterly Right of Way line of the Spur Road as described in Document No. A-37877 in Book 484 at Page 361, all in North Kansas City, Clay County, Missouri, described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 00 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a Tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Channel Drainage Right of Way line, as established by Circuit Court Case No. 19715, Cause Case No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit-Claim Deed recorded in Book 1649 at Page 889; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 172.04 feet; thence North 24 degrees 38 minutes 46 seconds East, 136.40 feet; thence Northeasterly along a curve to the right, tangent to the last described course having a radius of 685 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 580.64 feet; thence North 73 degrees 12 minutes 46 seconds East, tangent to the last described curve, 120 feet; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 89.13 feet to a point on the Southeasterly Right of Way line of said Spur Road and the POINT OF BEGINNING of the tract of land to be herein described; thence Northeasterly along a curve to the left and along said Southeast Right of Way line, having an initial tangent being of North 38 degrees 37 minutes 47 seconds East, and a radius of 1014.93 feet and a central angle of 10 degrees 54 minutes 12 seconds, an arc distance of 193.14 feet; thence North 27 degrees 43 minutes 35 seconds East, tangent to the last described curve and along said Southeasterly Right of Way line, 218.10 feet to a point on the South Right of Way line of said Missouri State Highway

Route No. 210; thence North 78 degrees 53 minutes 50 seconds East along said South Right of Way line, 103.39 feet to a point on the West Right of Way line of said Missouri State Highway Route No. 269 (Chouteau Trafficway), said point 157 feet opposite survey centerline Station 61+95; thence South 21 degrees 15 minutes 06 seconds East along said West Right of Way line, 157 feet distant West of and parallel with said survey centerline, a distance of 270.98 feet; thence South 73 degrees 12 minutes 24 seconds West, 424.54 feet; thence North 16 degrees 47 minutes 46 seconds West, perpendicular to the last described course, 0.87 feet to the POINT OF BEGINNING.
FEE PARCEL II:
All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence South 81 degrees 48 minutes 08 seconds East along said Northerly Right of Way line, a distance of 117.06 feet; thence Southeasterly along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet to the POINT OF BEGINNING of the parcel of land to be herein described; thence North 24 degrees 38 minutes 46 seconds East, 42.73 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 370.87 feet and a central angle of 48 degrees 33 minutes 38 seconds, an arc distance of 314.33 feet; thence North 73 degrees 12 minutes 24 seconds East, tangent to the last curve, 120.06 feet; thence North 16 degrees 47 minutes 36 seconds West, perpendicular to the last described course, a distance of 75 feet; thence North 73 degrees 12 minutes 24 seconds East, perpendicular to the last described course, a distance of 436.23 feet to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 15 minutes 06 seconds East along said West Right of Way line, a distance of 321.22 feet to a point on the Northerly Right of Way line of said Burlington Northern Railroad; thence South 71 degrees 51 minutes 52 seconds West along said Northerly Right of Way line, 384.42 feet; thence Southwesterly along a curve to the right and along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 24 degrees 27 minutes 37 seconds, an arc distance of 516.38 feet to the POINT OF BEGINNING.
FEE PARCEL III:
All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence South 81 degrees 48 minutes 08 seconds East along said Northerly Right of Way line, a distance of 117.06 feet; thence Southeasterly along said Northerly Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 24 degrees 38 minutes 46 seconds East, 42.73 feet; thence Northeasterly along a curve to the right, tangent to the last described course, having a radius of 370.87 feet and a central angle of 48 degrees 33 minutes 38 seconds, an arc distance of 314.33 feet; thence North 73 degrees 12 minutes 24 seconds East, tangent to the last curve, 120.06 feet; thence North 16 degrees 47 minutes 36 seconds West, perpendicular to the last described course, a distance of 75 feet; thence North 73 degrees 12 minutes 24 seconds East, perpendicular to the last described course, a distance of 436.23 feet to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence North 21 degrees 15 minutes 06 seconds West along said West Right of Way line, a distance of 421.44 feet to a point on the Southerly Right of Way line of Missouri State Highway Route No. 210, as now established; thence South 78 degrees 53 minutes 50 seconds West along said Southerly Right of Way line, a distance of 103.39 feet and the POINT OF BEGINNING of the parcel of land to be herein described; thence South 27 degrees 43 minutes 35 seconds West, 218.10 feet; thence Southwesterly along a curve to the right, tangent to the last described course, having a radius of 1014.93 feet and a central angle of 8 degrees 43 minutes 44 seconds, an arc distance of 154.62 feet; thence North 16 degrees 47 minutes 36 seconds West, 197.08 feet; thence North 72 degrees 49 minutes 08 seconds West, 182.37 feet to a point on the Southerly Right of Way line of said Missouri Highway Route No. 210; thence North 78 degrees 53 minutes 50 seconds East along said Southerly Right of Way line, a distance of 422.61 feet to the POINT OF BEGINNING.
FEE PARCEL IV:
All that part of the North Half of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 00 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566 and dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the Northerly Right of Way line of the Burlington Northern Railroad; thence North 81 degrees 48 minutes 08 seconds West along said Northerly Right of Way line, a distance of 172.04 feet to the POINT OF BEGINNING of the parcel of land to be herein described; thence the following courses and distances along said Northerly Right of Way line; thence North 81 degrees 48 minutes 08 seconds West, 16.80 feet; thence generally Westerly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 14 degrees 19 minutes 00 seconds, an arc distance of 493.27 feet; thence South 83 degrees 52 minutes 52 seconds West, tangent to the last described curve, a distance of 190.60 feet; thence Westerly along a curve to the right, tangent to the last described course, having a radius of 1573.28 feet and a central angle of 7 degrees 43 minutes 00 seconds, an arc distance of 211.81 feet; thence North 88 degrees 24 minutes 08 seconds West, tangent to the last described curve, a distance of 296 feet; thence Westerly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 38 minutes 32 seconds, an arc distance of 22.13 feet to a point on the Southerly Right of Way line of Missouri State Highway Route No. 210, as now established; thence the following courses along said Southerly Right of Way line; thence North 79 degrees 14 minutes 04 seconds East, 685.27 feet to a point 180 feet opposite Survey Centerline Station 59+00; thence North 59 degrees 17 minutes 55 seconds East, 423.79 feet to a point 145 feet opposite of Survey Centerline Station 63+00; thence North 54 degrees 07 minutes 36 seconds East, 359.70 feet; thence Southwesterly along a curve to the left and no longer along the Southerly Right of Way line of said Missouri State Highway Route No. 210, having an initial tangent bearing of South 48 degrees 32 minutes 24 seconds West, a radius of 895.87 feet and a central angle of 19 degrees 15 minutes 26 seconds, an arc distance of 301.10 feet; thence South 1 degrees 53 minutes 20 seconds East, 73.39 feet; thence South 39 degrees 02 minutes 43 seconds East, 59.17 feet; thence South 37 degrees 50 minutes 22 seconds West, 133.67 feet; thence South 83 degrees 28 minutes 14 seconds East, 162.29 feet; thence South 24 degrees 38 minutes 46 seconds West, 77.06 feet to the POINT OF BEGINNING.
FEE PARCEL V:
All right, title and interest to a connection to Route 269 in the Northeast 1/4 Section 18, Township 50 North, Range 32 West, North Kansas City, Clay County, Missouri included between Station 4+06 and Station 14+05.5 on the following described connection centerline which is hereinafter described as referenced to the connection centerline; containing 2.94 acres, more or less, of land.
The Route 269 connection centerline is located and described as follows: Beginning at Station 52+61.85 on the Route 269 centerline which is a point on a 3 degree curve to the left 1133.3 feet East of the Northeast corner of the Northeast 1/4 Section 18, Township 50 North, Range 32 West, said curve has an interior angle of 44 degrees 10 minutes and is tangent at said Station to a line having a bearing of South 7 degrees 21 minutes East; thence Southeasterly along said curve 485.2 feet to P. T. Station 57+47.05; thence South 21 degrees 05 minutes East 222.95 feet to Station 59+70 which equals Station 0+00 on the connection centerline; thence from said Station 0+00 the connection centerline extends South 68 degrees 05 minutes West 4.6 feet to the P.

C. of a 19 degree curve to the left having an interior angle of 41 degrees 29 minutes; thence Southwesterly along said curve 218.33 feet to the P. T. of curve; thence South 26 degrees 36 minutes West 350.75 feet to the P. C. of a 6 degree curve to the right, said curve having an interior angle of 32 degrees; thence Southwesterly along said curve 533.33 feet to the P. T. of curve; thence South 58 degrees 36 minutes West 111.91 feet to the P. C. of a 28 degree curve to the left, said curve having an interior angle of 51 degrees 33 minutes; thence Southwesterly along said curve 184.11 feet to the P. T. of curve; thence South 7 degrees 03 minutes West 2.01 feet to Station 14+05.05. The tract of land to be conveyed is herein described: Beginning at a point on the existing Southerly Right of Way line of Route 210TR, being also a point in the existing Southerly Right of Way line of the Route 269 connection, 60 feet left of the Route 269 connection centerline at a point at or near Station 3+96 on the connection centerline; thence Southwesterly paralleling and 60 feet Southeasterly from the centerline of said connection to a point opposite Station 12+73; thence Southeasterly 95 feet to a point in the centerline of a county road and distant 168 feet along the center of said road from Station 14+05.05 on the centerline of said connection; thence Westerly along the centerline of said county road 168 feet to said Station 14+05.05; thence continuing Westerly along the centerline of county road 150 feet to a point; thence Northeasterly 135 feet to a point opposite and 60 feet Northwesterly from the centerline of connection at Station 13+50; thence Northeasterly paralleling and 60 feet Northwesterly from said centerline to a point on said Southerly Right of Way line of Route 210TR at a point at or near right of Station 4+18 on the connection centerline.
EXCEPT THE FOLLOWING DESCRIBED PROPERTY: All that part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad Company, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit Claim Deed recorded in Book 1649 at Page 889 and the POINT OF BEGINNING of the tract of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 166.83 feet; thence Easterly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 09 minutes 15 seconds, an arc distance of 5.22 feet; thence North 24 degrees 38 minutes 46 seconds East, 77.06 feet; thence North 83 degrees 28 minutes 14 seconds West, 162.29 feet; thence North 37 degrees 50 minutes 22 seconds East, 133.67 feet; thence North 39 degrees 02 minutes 48 seconds West, 59.17 feet; thence North 1 degrees 53 minutes 20 seconds West, 73.39 feet; thence Northeasterly along a curve to the right, having an initial tangent bearing of North 29 degrees 16 minutes 58 seconds East, a radius of 895.87 feet and a central angle of 41 degrees 34 minutes 36 seconds, an arc distance of 650.09 feet; thence South 72 degrees 47 minutes 34 seconds East, 197.30 feet; thence South 16 degrees 17 minutes 31 seconds East, 220.88 feet; thence North 73 degrees 12 minutes 36 seconds East, perpendicular to the last described course, 413.51 feet, more or less, to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 05 minutes 05 seconds East along said West Right of Way, 150.42 feet, more or less, to a point; thence South 73 degrees 12 minutes 46 seconds West, 453.93 feet, more or less, to a point; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 75 feet; thence South 73 degrees 12 minutes 46 seconds West, perpendicular to the last described course, 120 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 370 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 313.63 feet; thence South 24 degrees 38 minutes 46 seconds West, tangent to the last described curve, 43.27 feet, more or less, to a point on the North Right of Way line of said Burlington Northern Railroad; thence Northwesterly along a curve to the right and along said North Right of Way line, having a radius of 1209.57 feet and a central angle of 1 degree 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve and along said North Right of Way line, 117.06 feet to the POINT OF BEGINNING; LESS AND EXCEPT THAT PART, IF ANY, OF THE ABOVE-DESCRIBED PARCEL OF LAND WITHIN MISSOURI STATE HIGHWAY ROUTE NO. 210. (NOTE: For the sake of reference, Norfolk and Western Railway Company listed in the above legal descriptions, was formerly called the Wabash Railroad Company. Likewise, the Burlington Northern Company as listed above was formerly called the Chicago, Burlington & Quincy (CBQ R/R) Railroad Company.)
EASEMENT PARCELS:
(i) The perpetual easements, appurtenant to Leased Parcels I through X of Tract 1 and Fee Parcel I of Tract 1, for ingress and egress (pedestrian and vehicular traffic), utilities, landscaping and signs, pursuant to that certain private roadway and crossing agreement dated December 3, 1993, with attached addendum and Exhibit's "A" and "B", as amended by the Second Addendum to Private Roadway and Crossing Agreement dated as of June 9, 1994, and amended by Third Addendum to Private Roadway and Crossing Agreement dated September 13, 1995, by and between Burlington Northern Railroad Company and Harrah's North Kansas City Corporation, recorded September 22, 1995 as Document No. M-71140, in Book 2486 at Page 480, and re-recorded June 19, 1996, as Document No. N-3041, in Book 2572 at Page 45 over and across the land hereinafter described as Easement Parcel I of Tract 1.
(ii) The permanent exclusive easements, appurtenant to Leased Parcels I and II of Tract 1, for access (ingress and egress of persons and vehicles), signs and utilities, pursuant to that certain easement agreement dated November 23, 1993, by and between The City of Kansas City, Missouri, a Missouri municipal corporation; and the City of North Kansas City, Missouri, a Missouri municipal corporation, recorded March 14, 1993, as Document No. M-11173, in Book 2332 at Page 153, as assigned by the First Amendment to Ground Lease, over and across the land hereinafter described as Easement Parcel VI of Tract 1.
(iii) The non-exclusive easements, appurtenant to Leased Parcels I and II of Tract 1, pursuant to that certain Cooperative Agreement by and between North Kansas City Levee District and the City of North Kansas City, Missouri, recorded April 19, 1994, as Document No. M-16122, in Book 2344 at Page 804, over and across the land hereinafter described as Easement Parcels IV, V, VII and VIII of Tract 1.
(iv) The non-exclusive easement for ingress and egress of persons and vehicles (pedestrian and vehicular traffic), appurtenant to Fee Parcel I of Tract 1, pursuant to that certain Easement Agreement, by and between The City of North Kansas City, Missouri, a Missouri municipal corporation, and Harrah's-North Kansas City Corporation, a Nevada Corporation, recorded April 20, 1995, as Document No. M-53652, in Book 2440 at Page 694 and as affected by the instrument designated "Authorization" dated April 11, 1995, recorded April 20, 1995, as Document No. M-53653, in Book 2440 at Page 705, over and across the Easternmost 424 feet, abutting the West Right of Way line of Chouteau Trafficway, of the land hereinafter described as Leased Parcel IV of Tract 1.
(v) The perpetual exclusive easement appurtenant to Leased Parcels I and II of Tract 1, for overhead crossing pursuant to that certain Private Overhead Crossing Agreement dated June 13, 1994, by and between Burlington Northern Railroad Company, a Delaware Corporation; Harrah's - North Kansas City Corporation, a Nevada corporation, and the City of North Kansas City, Missouri, a municipal corporation, recorded June 30, 1994, as Document No. M-25531, in Book 2369 at Page 141, over and across the land hereinafter described as Easement Parcel II of Tract 1.
(vi) The perpetual aerial easement and right of way appurtenant to Leased Parcels I and II of Tract 1 pursuant to that certain Deed of Easement dated November 17, 1994 by and between Norfolk & Western Railway Company and the City of North Kansas City, Missouri, a municipal corporation, recorded February 6, 1995, as Document No. M-46607, in Book 2423 at Page 164, over and across the land hereinafter described as Easement Parcel III of Tract 1.
(vii) The non-exclusive easement for ingress and egress of persons and vehicles (pedestrian and vehicular traffic), appurtenant to Fee Parcel II of Tract 1, pursuant to that certain Easement Agreement dated January 4, 1994, by and between the City of North Kansas City, Missouri, a Missouri municipal corporation and Northtown Devco, a Missouri general partnership, recorded January 24, 1994, as Document No. M-4953, in Book 2316 at Page 94, over and across the Easternmost 450 feet, abutting the West Right of Way line of Chouteau Trafficway, of the land hereinafter described as Leased Parcel IV of Tract 1.
EASEMENT PARCEL I:
A strip of land, being part of Section 13, Township 50, Range 33 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, a distance of 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 454.25 feet to a point on the East line of that certain existing Right of Way granted for ingress and egress to North Kansas City by Document No. E-37416, in Book 1457 at Page 413; thence Westerly along a curve to the left, having an initial tangent bearing of North 89 degrees 53 minutes 20 seconds West, a radius of 300 feet and a central angle of 4 degrees 19 minutes 20 seconds, an arc distance of 22.63 feet; thence South 85 degrees 47 minutes 20 seconds West, tangent to the last described curve, 120.26 feet to a point on the West line of said certain ingress and egress Right of Way and a point at which said strip of land now lies 60 feet on each side of the following described centerline; thence continuing South 85 degrees 47 minutes 20 seconds West 461.89 feet to a point at which said strip of land now lies 30 feet on each side of the following described centerline; thence Westerly and Southwesterly along a curve to the left, tangent to the last described course, having a radius of 150 feet and a central angle of 55 degrees 39 minutes 53 seconds, an arc distance of 145.73 feet; thence South 30 degrees 07 minutes 27 seconds West, tangent to the last described curve 7.40 feet, more or less to a point on the North line of a tract of land owned by Burlington Northern Railroad Company by Special Warranty Deed recorded in Book 419 at Page 2 and filed on July 5, 1947 and the point of beginning of the tract of land to be herein described; thence South 89 degrees 57 minutes 11 seconds East along said North line, a distance of 48.24 feet; thence South 2 degrees 07 minutes 21 seconds West along the Northerly prolongation of the West line of that certain tract of land conveyed to AM & A Realty by Book 1120 at Page 849, a distance of 180 feet to a point of intersection with the Easterly Right of Way line of Warren Avenue, as now established; thence Northwesterly along a curve to the left and along the Northeasterly Right of Way line of said Warren Avenue, having an initial tangent bearing of North 2 degrees 07 minutes 21 seconds East, a radius of 145 feet and a central angle of 92 degrees 04 minutes 32 seconds, an arc distance of 233.02 feet; thence North 89 degrees 57 minutes 11 seconds West along the Northerly Right of Way line of said Warren Avenue, tangent to the last described curve, a distance of 6.43 feet to a point; thence North 30 degrees 07 minutes 27 seconds East, 34.24 feet to a point on the North line of the tract of land owned by said Burlington Northern Railway Company; thence South 89 degrees 57 minutes 11 seconds East along said North line, 92.45 feet to the Point of Beginning.
EASEMENT PARCEL II:
A strip of land, being part of the Burlington Northern Railroad Right of Way, situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the
South Right of Way line for the Norfolk & Western Railway Company, thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the South line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said South Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 597.88 feet to a point on the South Right of Way line of said Burlington Northern Railroad Company and the point of beginning of said strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 59.43 feet to a point on the North Right of Way line of said Burlington Northern Railroad Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 273.46 feet; thence generally Easterly along a curve to the left and along said North Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degree 52 minutes 23 seconds, an arc distance of 39.54 feet; thence South 24 degrees 38 minutes 46 seconds West, 59.90 feet to a point on said South Right of Way line; thence Westerly along a curve to the right and along said South Right of Way line, having an initial tangent bearing of North 82 degrees 49 minutes 24 seconds West, a radius of 1266.57 feet and a central angle of 1 degree 01 minutes 16 seconds an arc distance of 22.57 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve, 133.89 feet to the point of beginning.
EASEMENT PARCEL III:
A strip of land, being part of the Norfolk & Western Railway Company Right of Way situate in Fractional Section 18, Township 50, Range 32, in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 553.04 feet to a point on the South Right of Way line of said Norfolk & Western Railway Company and the point of beginning of the strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 44.83 feet to a point on the North Right of Way line of said Norfolk & Western Railway Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 290.29 feet; thence Easterly along a curve to the left, tangent to the last described course and along said North Right of Way line, having a radius of 1266.57 feet and a central angle of 1 degree 01 minutes 17 seconds, and an arc distance of 22.58 feet; thence South 24 degrees 38 minutes 46 seconds West, 45.01 feet to a point on said South Right of Way line; thence Westerly along a curve to the left, having an initial tangent bearing of North 82 degrees 13 minutes 57 seconds West, a radius of 1309.57 feet and a central angle of 0 degrees 25 minutes 49 seconds, an arc distance of 9.83 feet; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, tangent to the last described curve, 146.58 feet to the point of beginning.
EASEMENT PARCEL IV:
All that part of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601, in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 303.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress granted by the document recorded as Document No. E-37416, in Book 1457 at Page 413 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said easement, 141.22 feet, more or less, to a point on the West line of a tract of land conveyed to Northtown Devco by deed recorded as Document No. F-23163, in Book 1649 at Page 889; thence North 0 degrees 33 minutes 53 seconds East along said West line, 147.93 feet to a point on the Northwesterly line of said Non-Exclusive Easement; thence North 59 degrees 45 minutes 51 seconds East along said Northeasterly line, 139.70 feet to a point on the West line of said tract of land conveyed to North Kansas City and the Point of Beginning.
EASEMENT PARCEL V:
A strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East, along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to the POINT OF BEGINNING of the strip of land to be herein described; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly line, 99 feet; thence North 52 degrees 40 minutes 25 seconds East, 293.88 feet to a point on the Northeasterly Right of Way line of said Rock Creek Drainage Channel Right of Way, being also a point on the South line of a parcel of land conveyed to Kansas City, Missouri by Document No. A-77137, in Book 579 at Page 87; thence South 89 degrees 15 minutes 11 seconds East along said South line and said Northeasterly Right of Way line, 232.77 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 44 degrees 13 minutes 47 seconds West, a radius of 595.87 feet and a central angle of 8 degrees 26 minutes 38 seconds, an arc distance of 87.82 feet; thence South 52 degrees 40 minutes 26 seconds West, tangent to the last described curve, 260.38 feet to a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly Right of Way line, 99 feet to the POINT OF BEGINNING.
EASEMENT PARCEL VI:
A tract of land in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18 (Frac. Sec); thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section (Frac. Sec.), 2045.58 feet; thence North 85 degrees 21 minutes 52 seconds East 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by an instrument filed as Document No. D-46601, in Book 1257 at Page 930, in the Office of the Recorder of Deeds for Clay County, Missouri, being also a point on the Southerly line of the Right of Way of the Rock Creek Drainage Channel, as established by Circuit Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30,

1951; thence South 78 degrees 04 minutes 35 seconds East along said Southerly line and along the Northerly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 315.37 feet to a point on the Northerly line of the Right of Way of the said Rock Creek Drainage Channel, being also a point on the Southerly line of a tract of land conveyed to Kansas City, Missouri by Document No. A-77137, in Book 579 at Page 87 and the Point of Beginning of the tract of land to be herein described; thence North 8 degrees 15 minutes 11 seconds West along the Northerly line of said Channel 145.94 feet; thence North 52 degrees 40 minutes 25 seconds East, 124.52 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 430.87 feet and a central angle of 14 degrees 33 minutes 47 seconds, an arc distance of 109.52 feet; thence North 18 degrees 03 minutes 07 seconds East, 201.66 feet; thence North 65 degrees 21 minutes 14 seconds West, 25 feet; thence North 24 degrees 38 minutes 46 seconds East, perpendicular to the last course, 319.73 feet to a point on the Northeasterly line of said tract of land conveyed to said Kansas City, Missouri; thence South 20 degrees 32 minutes 48 seconds East along said Northeasterly line, 422.84 feet to a point; thence South 24 degrees 38 minutes 46 seconds West, 21.74 feet; thence North 65 degrees 21 minutes 14 seconds West, perpendicular to the last described course, 15 feet; thence South 41 degrees 20 minutes 43 seconds West, 104.40 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 24 degrees 38 minutes 46 seconds West, a radius of 625.87 feet and a central angle of 17 degrees 45 minutes 19 seconds, an arc distance of 193.95 feet to a point on the South line of said Kansas City, Missouri tract; thence North 89 degrees 15 minutes 11 seconds West along said South line, 154 feet to the Point of Beginning.
EASEMENT PARCEL VII:
A 20 foot wide strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, the centerline being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 1178.63 feet to the Point of Beginning of the centerline to be herein described; thence North 12 degrees 51 minutes 01 seconds East, 70.59 feet to the Point of Termination.
EASEMENT PARCEL VIII:
A strip of land, 120 feet in width, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, the centerline being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railroad; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601, in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422, in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 1908.52 feet to the Point of Beginning of the centerline to be herein described; thence North 27 degrees 09 minutes 38 seconds East to a point on the Northwesterly line of said Rock Creek Drainage Channel Right of Way line and the Point of Termination.
Harrah’s North Kansas - Leasehold
LEASED PARCELS:
Leasehold Interest created by the Ground Lease described in and disclosed by that certain Short Form Lease between the City of North Kansas City, Missouri, a Missouri municipal corporation, lessor, and Harrah's - North Kansas City Corporation, a Nevada corporation, lessee, dated July 12, 1993, recorded July 28, 1993, as Document No. L-81751, in Book 2252 at Page 712, demising and leasing Leased Parcels I through X of Tract 1 for a term of ten (10) years, with the option to extend the term for four (4) consecutive periods of five (5) years each. As amended by the First Amendment to Ground Lease dated November 22, 1994, recorded December 21, 1995, as Document No. M-80946, in Book 2512 at Page 434. As further amended by the Second Amendment to Ground Lease dated December 19, 1995, recorded December 21, 1995, as Document No. M-80947, in Book 2512 at Page 447. And as further amended by the Third Amendment to Ground Lease dated December 22, 1998, recorded February 10, 1999 as Document No. P-34397, in Book 2959 at Page 305.

LEASED PARCEL I:

All that part of Fractional Section 18, Township 50, Range 32, in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 46 minutes 41 seconds West (South 0 degrees 50 minutes 07 seconds West Deed) along the West line of said Fractional Section 18, a distance of 2045.58 feet (2044.65 feet Deed) to a point on the South Right of Way line of the Norfolk and Western Railway; thence North 85 degrees 21 minutes 52 seconds East (North 85 degrees 30 minutes 00 seconds East Deed) along said South Right of Way line, a distance of 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West (South 0 degrees 42 minutes 00 seconds West Deed), 364.36 feet to the point of intersection of the East Right of Way line of the North Kansas City Levee District with the South Right of Way line of the Rock Creek Drainage Channel Right of Way, as established by Circuit Court Case No. 19715 on April 30, 1951, and the Point of Beginning of the tract of land to be herein described; thence South 78 degrees 04 minutes 35 seconds East (South 77 degrees 56 minutes 27 seconds East Deed) along said South Right of Way line, a distance of 2243.66 feet (2248.55 feet Deed) to a point on the high bank of the Missouri River as described in Document No. D 46601 in Book 1257 at Page 928; thence the following courses along said high bank; thence South 47 degrees 12 minutes 35 seconds West (South 47 minutes 20 minutes 42 seconds West Deed), 139.61 feet (137.34 feet Deed); thence South 41 degrees 53 minutes 52 seconds West (South 42 degrees 02 minutes 00 seconds West Deed), 200.01 feet; thence South 42 degrees 28 minutes 15 seconds West (South 42 degrees 36 minutes 23 seconds West Deed), 200.04 feet; thence South 39 degrees 19 minutes 14 seconds West (South 39 degrees 27 minutes 22 seconds West Deed), 200.12 feet; thence South 36 degrees 38 minutes 04 seconds West (South 36 degrees 46 minutes 12 seconds West Deed), 203 feet; thence South 36 degrees 17 minutes 41 seconds West (South 36 degrees 25 minutes 49 seconds West Deed), 200.56 feet; thence South 30 degrees 51 minutes 35 seconds West (South 30 minutes 59 minutes 42 seconds West Deed), 200.04 feet; thence South 29 degrees 04 minutes 00 seconds West (South 29 degrees 12 minutes 08 seconds West Deed), 214.28 feet; thence South 35 degrees 27 minutes 41 seconds West (South 35 degrees 35 minutes 49 seconds West Deed), 200.36 feet; thence South 27 degrees 19 minutes 16 seconds West (South 27 degrees 27 minutes 24 seconds West Deed), 31.65 feet; thence North 62 degrees 40 minutes 44 seconds West and no longer along said high bank, a distance of 351.28 feet; thence North 54 degrees 50 minutes 21 seconds West, 98.13 feet; thence North 83 degrees 56 minutes 57 seconds West, 128.58 feet; thence North 71 degrees 03 minutes 12 seconds West, 216.78 feet; thence North 89 degrees 26 minutes 08 seconds West, 410.40 feet to a point on the East right-of-way line of said North Kansas City Levee; thence North 0 degrees 33 minutes 52 seconds East along said East Right of Way line, a distance of 1578.87 feet to the Point of Beginning; including all lands lying between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Northeast corner of the above described tract Southwesterly to the Southeast corner of the above described tract, Subject to Accretions and/or Reliction.
LEASED PARCEL II:
All that part of Fractional Section 18, and or land accreted thereto, Township 50 North, Range 32 West, in North Kansas City, Clay County, Missouri, described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 50 minutes 07 seconds West along the West line of said Fractional Section 18 and the Southerly prolongation thereof, 2,044.65 feet, more or less to the intersection of said line with the South Right of Way line of the Wabash Railroad Company; thence the following courses along said Right of Way line; thence North 85 degrees 30 minutes 00 seconds East, 905.10 feet; thence in an Easterly direction along a curve to the left having a radius of 5,765.65 feet and tangent to the last described course, an arc distance of 244.87 feet; thence North 83 degrees 04 minutes 00 seconds East, 301.60 feet; thence in an Easterly direction along a curve to the right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 283.48 feet; thence South 88 degrees 16 minutes 00 seconds East, 296.00 feet; thence in an Easterly direction along a curve to the left having a radius of 1,673.28 feet and tangent to the last described course, an arc distance of 225.36 feet; thence North 84 degrees 01 minutes 00 seconds East, 190.60 feet; thence in an Easterly direction along a curve to the right having a radius of 1,874.08 feet and tangent to the last described course, an arc distance of 399.82 feet to the Northeast corner of a tract of land conveyed to Kansas City, Missouri by deed recorded in Book 579 at Page 87, as Document No. A-77137 and the True Point of Beginning; thence in an Easterly direction continuing along the last described curve, an arc distance of 68.46 feet; thence South 81 degrees 40 minutes 00 seconds East, 305.90 feet; thence in an Easterly direction along a curve to the left having a radius of 1,309.57 feet and tangent to the last described course, an arc distance of 601.88 feet; thence North 72 degrees 00 minutes 00 seconds East, 107.00 feet; thence departing from said Right of Way line, South 21 degrees 55 minutes 00 seconds East, 56.00 feet to a point in the Northerly high bank of the Missouri River; thence along said high bank the following courses; South 63 degrees 27 minutes 03 seconds West, 345.38 feet; thence South 58 degrees 04 minutes 01 seconds West, 195.97 feet; thence South 57 minutes 40 minutes 09 seconds West, 202.69 feet; thence South 56 degrees 31 minutes 17 seconds West, 200.02 feet; thence South 52 degrees 25 minutes 26 seconds West, 86.06 feet to a point in the Easterly line of the tract of land conveyed to Kansas City, Missouri, in said Document Number A-77137; thence departing from said high bank, North 20 degrees 31 minutes 14 seconds West along the Easterly line of said Kansas City, Missouri tract, 588.20 feet to the True Point of Beginning, including all lands lying between the high bank of said Missouri River and the low water line of said Missouri River, as measured at right angles to the thread of the Missouri River from the Southwest corner of said Tract, Northeasterly to the Southeast corner thereof, Subject to accretion and/or reliction.
LEASED PARCEL III:

Part of Section 13, Township 50 Range 33, and part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, a distance of 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract a distance of 454.25 feet to a point on the East line of that certain existing Right of Way granted for ingress and egress to North Kansas City by Document E-37416 in Book 1457 at Page 413 and the Point of Beginning of the centerline to be herein described; thence Westerly along a curve to the left, having an initial tangent bearing of North 89 degrees 53 minutes 20 seconds West, a radius of 300 feet and a central angle of 4 degrees 19 minutes 20 seconds, an arc distance of 22.63 feet; thence South 85 degrees 47 minutes 20 seconds West, tangent to the last described curve, 120.26 feet to a point on the West line of said certain ingress and egress Right of Way and a point at which said strip of land now lies 60 feet on each side of the following described centerline; thence continuing South 85 degrees 47 minutes 20 seconds West, 461.89 feet to a point at which said strip of land now lies 30 feet on each side of the following described centerline; thence Westerly and Southwesterly along a curve to the left, tangent to the last described course, having a radius of 150 feet and a central angle of 55 degrees 51 minutes 23 seconds, an arc distance of 146.23 feet; thence South 29 degrees 55 minutes 57 seconds West, tangent to the last described curve, a distance of 100.74 feet, more or less to a point on the centerline for a 60 foot wide ingress and egress easement established by several Documents with the latest being recorded as Document No. D-18113 in Book 1195 at Page 921, thence Northwesterly along a curve to the left, having an initial tangent bearing of North 60 degrees 23 minutes 38 seconds West, a radius of 115 feet and a central angle of 29 degrees 14 minutes 18 seconds, an arc distance of 58.68 feet; thence North 89 degrees 37 minutes 56 seconds West, tangent to the last described curve, 226.43 feet; thence Westerly along a curve to the left, tangent to the last described course, having a radius of 359.265 feet and a central angle of 10 degrees 51 minutes 39 seconds, an arc distance of 68.1 feet, more or less to a point on the East Right of Way line of Bedford Avenue as established by QCD Document No. D-18113 in Book 1195 at Page 921 and the Point of Termination.
THAT LIES WITHIN THE FOLLOWING DESCRIBED AREA:

Those parts of the Southeast Quarter (SE 1/4) of Section 13, Township 50 North, Range 33 West, and of Fractional Section 18, Township 50 North, Range 32 West, of the Fifth Principal Meridian, North Kansas City, Clay County, Missouri, being more particularly described as follows: Commencing at the Northwest corner of Fractional Section 24, Township and Range aforesaid; thence South 0 degrees 09 minutes 42 seconds West along the West line of said Fractional Section 24, 2,444.25 feet to a point on the Southeasterly line of the Right of Way of the Norfolk & Western Railroad Company, which is also the Northwesterly line of land owned by the Burlington Northern Railroad Company; thence North 46 degrees 50 minutes 10 seconds East along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 3,552.07 feet to an angle point; thence North 38 degrees 22 minutes 23 seconds East continuing along said Southeasterly line of the Right of Way of the Norfolk & Western Railway Company, 2,873.49 feet to a True Point of Beginning; thence from said True Point of Beginning, continuing North 38 degrees 22 minutes 23 seconds East along the railroad Right of Way line aforesaid, 786.71 feet to a point; thence to the right along the arc of a circular curve, which is concave Southeasterly, has a radius of 819.02 feet, a long chord of 626.83 feet in length that bears North 60 degrees 56 minutes 26 seconds East, and a central angle of 44 degrees 59 minutes 54 seconds, 643.23 feet to a point on the Westerly line of the existing Right of Way for the Levee of the North Kansas City Levee District; thence South 3 degrees 12 minutes 40 seconds East along said Levee Right of Way line 235.02 feet to an angle point; thence North 86 degrees 47 minutes 20 seconds East continuing along the Right of Way line for said Levee, 35.00 feet to an angle point; thence South 3 degrees 12 minutes 40 seconds East continuing still along the Right of Way line for said Levee, 248.78 feet to an angle point; thence South 7 degrees 33 minutes 01 seconds East continuing still along the Right of Way line for said Levee, 202.08 feet to an angle point; thence South 0 degrees 42 minutes 00 seconds West continuing still along the Right of Way for said Levee 247.03 feet to a point; thence North 89 degrees 37 minutes 56 seconds West, 1,121.91 feet to the True Point of Beginning aforesaid. (For the purpose of the bearings in the calls hereinabove given, the West line of said Fractional Section 24, is taken as bearing South 0 degrees 09 minutes 42 seconds West; and are on United States Engineers Datum.)
LEASED PARCEL IV:
All that part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566; dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet a central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 657.31 feet to a point on the North Right of Way line of the Burlington Northern Railroad Company, being also a point on the South line of a tract of land conveyed to Northtown Devco by Quit Claim Deed recorded in Book 1649 at Page 889 and the POINT OF BEGINNING of the tract of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South line and along said North Right of Way line, a distance of 166.83 feet; thence Easterly along a curve to the left, tangent to the last described course, having a radius of 1974.08 feet and a central angle of 0 degrees 09 minutes 15 seconds, an arc distance of 5.22 feet; thence North 24 degrees 38 minutes 46 seconds East, 77.06 feet; thence North 83 degrees 28 minutes 14 seconds West, 162.29 feet; thence North 37 degrees 50 minutes 22 seconds East, 133.67 feet; thence North 39 degrees 02 minutes 48 seconds West, 59.17 feet; thence North 1 degrees 53 minutes 20 seconds West, 73.39 feet; thence Northeasterly along a curve to the right, having an initial tangent bearing of North 29 degrees 16 minutes 58 seconds East, a radius of 895.87 feet and a central angle of 41 degrees 34 minutes 36 seconds, an arc distance of 650.09 feet; thence South 72 degrees 47 minutes 34 seconds East, 197.30 feet; thence South 16 degrees 17 minutes 31 seconds East, 220.88 feet; thence North 73 degrees 12 minutes 46 seconds East, perpendicular to the last described course, 413.51 feet, more or less, to a point on the West Right of Way line of Missouri State Highway Route No. 269 (Chouteau Trafficway), as now established; thence South 21 degrees 05 minutes 05 seconds East along said West Right of Way, 150.42 feet, more or less, to a point; thence South 73 degrees 12 minutes 46 seconds West, 453.93 feet, more or less, to a point; thence South 16 degrees 47 minutes 14 seconds East, perpendicular to the last described course, 75 feet; thence South 73 degrees 12 minutes 46 seconds West, perpendicular to the last described course, 120 feet; thence Southwesterly along a curve to the left, tangent to the last described course, having a radius of 370 feet and a central angle of 48 degrees 34 minutes 00 seconds, an arc distance of 313.63 feet; thence South 24 degrees 38 minutes 46 seconds West, tangent to the last described curve, 43.27 feet, more or less, to a point on the North Right of Way line of said Burlington Northern Railroad; thence Northwesterly along a curve to the right and along said North Right of Way line, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve and along said North Right of Way line, 117.06 feet to the POINT OF BEGINNING; LESS AND EXCEPT THAT PART, IF ANY, OF THE ABOVE-DESCRIBED PARCEL OF LAND WITHIN MISSOURI STATE HIGHWAY ROUTE NO. 210.

LEASED PARCEL V:
A tract of land in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet; thence North 85 degrees 21 minutes 52 seconds East, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by an instrument filed as Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southerly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southerly Right of Way line and along the Northerly line of said North Kansas City tract, a distance of 2063.66 feet; thence North 52 degrees 40 minutes 25 seconds East, 315.37 feet to a point on the Northerly line of said Rock Creek Drainage Channel, being also a point on the Southerly line of a tract of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87 and the POINT OF BEGINNING of the strip of land to be herein described; thence North 89 degrees 15 minutes 11 seconds West along the Northerly line of said Channel 145.94 feet; thence North 52 degrees 40 minutes 25 seconds East, 124.52 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 430.87 feet and a central angle of 14 degrees 33 minutes 47 seconds, an arc distance of 109.52 feet; thence North 18 degrees 03 minutes 07 seconds East, 201.66 feet; thence North 65 degrees 21 minutes 14 seconds West, 25 feet; thence North 24 degrees 38 minutes 46 seconds East, perpendicular to the last course, 319.73 feet to a point on the Northeasterly line of the tract of land conveyed to said Kansas City, Missouri; thence South 20 degrees 32 minutes 48 seconds East along said Northeasterly line, 422.84 feet to a point; thence South 24 degrees 38 minutes 46 seconds West, 21.74 feet; thence North 65 degrees 21 minutes 14 seconds West, perpendicular to the last described course, 15 feet; thence South 41 degrees 20 minutes 43 seconds West, 104.40 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 24 degrees 38 minutes 46 seconds West, a radius of 625.87 feet and a central angle of 17 degrees 45 minutes 19 seconds, an arc distance of 193.95 feet to a point on the South line of said Kansas City, Missouri tract; thence North 89 degrees 15 minutes 11 seconds West along said South line, 154 feet to the POINT OF BEGINNING.
LEASED PARCEL VI:
A strip of land, being part of Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:

Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southwesterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to the POINT OF BEGINNING of the strip of land to be herein described; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly line, 99 feet; thence North 52 degrees 40 minutes 25 seconds East, 293.88 feet to a point on the Northeasterly Right of Way line of said Rock Creek Drainage Channel Right of Way, being also a point on the South line of a parcel of land conveyed to Kansas City, Missouri, by Document No. A-77137 in Book 579 at Page 87; thence South 89 degrees 15 minutes 11 seconds East along said South line and said Northeasterly Right of Way line, 232.77 feet; thence Southwesterly along a curve to the right, having an initial tangent bearing of South 44 degrees 13 minutes 47 seconds West, a radius of 595.87 feet and a central angle of 8 degrees 26 minutes 38 seconds, an arc distance of 87.82 feet; thence South 52 degrees 40 minutes 26 seconds West, tangent to the last described curve, 260.38 feet to a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way; thence North 78 degrees 04 minutes 35 seconds West along said Southwesterly Right of Way line, 99 feet to the POINT OF BEGINNING.
LEASED PARCEL VII:
A strip of land, being part of the Burlington Northern Railroad Right of Way, situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the
South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southeasterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 597.88 feet to a point on the South Right of Way line of said Burlington Northern Railroad and the POINT OF BEGINNING of said strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 59.43 feet to a point on the North Right of Way line of said Burlington Northern Railroad Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 273.46 feet; thence generally Easterly along a curve to the left and along said North Right of Way line, tangent to the last described course, having a radius of 1209.57 feet and a central angle of 1 degrees 52 minutes 23 seconds, an arc distance of 39.54 feet; thence South 24 degrees 38 minutes 46 seconds West, 59.90 feet to a point on said South

Right of Way line; thence Westerly along a curve to the right and along said South Right of Way line, having an initial tangent bearing of North 82 degrees 49 minutes 25 seconds West, a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 16 seconds, an arc distance of 22.57 feet; thence North 81 degrees 48 minutes 08 seconds West, tangent to the last described curve, 133.89 feet to the POINT OF BEGINNING.
LEASED PARCEL VIII:
A strip of land, being part of the Norfolk & Western Railway Company Right of Way situate in Fractional Section 18, Township 50, Range 32 in the City of North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line for the Norfolk & Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet to a point; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City as described in Document No. D-46601 in Book 1257 at Page 930, being also a point on the Southwesterly line of the Rock Creek Drainage Channel Right of Way line, as established by Circuit Court Case No. 19715, Cause No. 6422 in Book 83 at Page 566, dated April 30, 1951; thence South 78 degrees 04 minutes 35 seconds East along said Southeasterly Right of Way line and along the Northeasterly line of said North Kansas City tract, a distance of 2063.66 feet to a point; thence North 52 degrees 40 minutes 25 seconds East, 325 feet; thence Northeasterly along a curve to the left, tangent to the last described course, having a radius of 520.87 feet and central angle of 28 degrees 01 minutes 39 seconds, an arc distance of 254.79 feet; thence North 24 degrees 38 minutes 46 seconds East, tangent to the last described curve, 553.04 feet to a point on the South Right of Way line of said Norfolk & Western Railway Company and the POINT OF BEGINNING of the strip of land to be herein described; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way 156.40 feet; thence North 24 degrees 38 minutes 46 seconds East, 44.83 feet to a point on the North Right of Way line of said Norfolk & Western Railway Company; thence South 81 degrees 48 minutes 08 seconds East along said North Right of Way line, 290.29 feet; thence Easterly along a curve to the left, tangent to the last described course and along said North Right of Way line, having a radius of 1266.57 feet and a central angle of 1 degrees 01 minutes 17 seconds, an arc distance of 22.58 feet; thence South 24 degrees 38 minutes 46 seconds West, 45.01 feet to a point on said South Right of Way line; thence Westerly along a curve to the left, having an initial tangent bearing of North 82 degrees 13 minutes 57 seconds West, a radius of 1309.57 feet and a central angle of 0 degrees 25 minutes 49 seconds, an arc distance of 9.83 feet; thence North 81 degrees 48 minutes 08 seconds West along said South Right of Way line, tangent to the last described curve, 146.58 feet to the POINT OF BEGINNING.
LEASED PARCEL IX:
All that part of Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 41 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk & Western Railway Co.; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 364.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress granted by the document recorded as Document No. E-37416 in Book 1457 at Page 413 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet, more or less, to a point on the West line of a tract of land conveyed to Northtown Devco by deed recorded as Document F-23163 in Book 1649 at Page 889; thence North 0 degrees 33 minutes 53 seconds East along said West line, 147.93 feet to a point on the Northwesterly line of said Non-Exclusive Easement; thence North 59 degrees 45 minutes 51 seconds East along said Northeasterly line, 139.70 feet to a point on the West line of said tract of land conveyed to North Kansas City and the POINT OF BEGINNING.
LEASED PARCEL X:
All that part of the Fractional Section 18, Township 50, Range 32 in North Kansas City, Clay County, Missouri, being more particularly described as follows:
Commencing at the Northwest corner of said Fractional Section 18; thence South 0 degrees 48 minutes 14 seconds West along the West line of said Fractional Section 18, a distance of 2045.58 feet to a point on the South Right of Way line of the Norfolk and Western Railway Company; thence North 85 degrees 21 minutes 52 seconds East along said South Right of Way line, 402.11 feet; thence South 0 degrees 33 minutes 52 seconds West, 346.36 feet to the Northwest corner of a tract of land conveyed to North Kansas City by Document No. D-46601 in Book 1257 at Page 930; thence continuing South 0 degrees 33 minutes 52 seconds West along the West line of said North Kansas City tract, a distance of 302.82 feet to the Northeast corner of Tract 1 of a Non-Exclusive Easement for Ingress & Egress as recorded by Document No. E-37416 in Book 1547 at Page 413; thence continuing South 0 degrees 33 minutes 52 seconds West along said West line and the East line of said Non-Exclusive Easement, a distance of 210.78 feet to the Southeast corner of said Non-Exclusive Easement; thence South 86 degrees 25 minutes 36 seconds West along the South line of said Easement, 120.31 feet to a point on East line of a tract of land conveyed to Burlington Northern Railroad Company by Special Warranty Deed recorded in Book 419 at Page 2 and filed on June 5, 1947 and the POINT OF BEGINNING of the tract of land to be herein described; thence continuing South 86 degrees 25 minutes 36 seconds West along the South line of said Non-Exclusive Easement, a distance of 26.57 feet, more or less to a point on the East line of a tract of land conveyed to North Kansas City by Document No. B-62254 in Book 773 at Page 685; thence North 0 degrees 22 minutes 45 seconds East along said East line, being also the West line of said Non-Exclusive Easement, a distance of 133.78 feet, more or less to the Northwest corner of said Easement; thence North 59 degrees 45 minutes 47 seconds East along the Northwesterly line of said Easement 31.36 feet, more or less to a point on the East line of said Burlington Northern Railroad Company tract; thence South 0 degrees 33 minutes 52 seconds West along said East line, 147.92 feet; more or less to the POINT OF BEGINNING.
Harrah’s North Kansas - CEOC
TRACT 2:
All of Lots 1 through 33, both inclusive, and part of Lots 34 through 44, both inclusive, "PLAN OF RANDOLPH SUBDIVISION OF EXHIBITS "B", "C", "E" AND "F"; Part of Lot 6, Block 38; Part of Lots 1 through 5, and All of Lot 6, Block 39, "PLAN OF RANDOLPH", both being subdivisions in Randolph, Clay County, Missouri, together with vacated Third Street, vacated Locust Street, and the vacated alleys lying therein, all being more particularly described as follows:
Beginning at the Northeast corner of said Lot 1, "PLAN OF RANDOLPH SUBDIVISION OF EXHIBITS "B", "C", "E", AND "F", said corner being the intersection of the Southerly Right of Way line of the Norfolk & Southern Railroad (formerly Wabash Railroad) and the West Right of Way line of Liberty Street, as both are now established; thence South 0 degrees 44 minutes 54 seconds West along the West Right of Way line of said Liberty Street, a distance of 500.92 feet to the Southeast corner of said Lot 6, Block 39, "PLAN OF RANDOLPH"; thence South 80 degrees 48 minutes 37 seconds West, along the South line of said Lot 6 and the South line of Lot 5 of said Block 39, a distance of 119.97 feet to a point on the Northerly Right of Way line of the Birmingham Drainage District as established by Condemnation Case No. 7087 filed in the Circuit Court of Clay County; thence North 74 degrees 47 minutes 13 seconds West, along said Northerly Right of Way line, a distance of 495.29 feet; thence Northerly continuing along said Northerly Right of Way line of the Birmingham Drainage District, along a curve to the left, having an initial tangent bearing of North 72 degrees 34 minutes 03 seconds West, a radius of 672.93 feet, and a central angle of 1 degree 25 minutes 20 seconds an arc distance of 16.70 feet to a point on the East Right of Way line of Interstate Highway Route No. 435, as condemned by the State of Missouri in Case No. 33895 in the Circuit Court of Clay County, Missouri, as set forth in the Report of Commissioners filed for record December 30, 1966 under Document No. C-7308 in Book 917 at Page 600; thence North 2 degrees 17 minutes 24 seconds East, along said East Right of Way line, a distance of 286.87 feet to a point on the aforesaid Southerly Right of Way line of the Norfolk & Southern Railroad (formerly the Wabash Railroad); thence North 80 degrees 48 minutes 37 seconds East along said Southerly Right of Way line, a distance of 615.36 feet to the Point of Beginning.
Horseshoe Tunica - Mississippi
Parcel E
A tract of land lying in Section 2 and Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described in its entirety as follows:
Commencing at the section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West in Tunica County, Mississippi; thence South 00 degrees 00 minutes 06 seconds East along the east line of said Section 11 a distance of 115.73 feet to a point in the north line of the Yazoo-Mississippi Delta Levee Board right-of-way; thence South 74 degrees 46 minutes 53 seconds west along said right-of-way a distance of 1386.40 feet to a found spindle being the southwestern most corner of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 in Chancery Clerk's Office, said point being the POINT OF BEGINNING; thence South 74 degrees 46 minutes 53 seconds West along said right-of-way a distance of 53.33 feet to a found iron pin being the southeastern most corner of the Circus Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in said Chancery Clerk's Office; thence along the east line of said Circus Circus property the following calls: North 15 degrees 13 minutes 07 seconds West a distance of 74.00 feet to a found spindle; thence South 74 degrees 46 minutes 53 seconds West a distance of 404.49 feet to a found spindle; thence North 15 degrees 13 minutes 07 seconds West a distance of 489.42 feet to a found iron pin at a point on a curve; thence northeastwardly along a curve to the right having a radius of 599.00 feet, a central angle of 17 degrees 16 minutes 44 seconds, a chord bearing of North 50 degrees 50 minutes 14 seconds

East, a chord distance of 179.98 feet, a distance along its arc of 180.63 feet to a found iron pin; thence North 15 degrees 14 minutes 08 seconds West a distance of 153.74 feet to a found spindle; thence North 74 degrees 45 minutes 52 seconds East a distance of 50.00 feet to a found spindle; thence North 15 degrees 14 minutes 08 seconds West a distance of 133.31 feet to a found spindle; thence North 57 degrees 14 minutes 08 seconds West a distance of 228.13 feet to a found spindle; thence North 32 degrees 45 minutes 52 seconds East a distance of 72.00 feet to a found spindle; thence North 57 degrees 14 minutes 08 seconds West a distance of 192.00 feet to a found spindle; thence South 32 degrees 45 minutes 52 seconds West a distance of 81.00 feet to a found spindle; thence North 58 degrees 17 minutes 44 seconds West a distance of 180.67 feet to a found iron pin in the east line of the Sheraton Tunica Corporation and Circus Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in Said Chancery Clerk's Office; thence along the east line of Said Sheraton Circus Circus property the following calls; North 27 degrees 20 minutes 40 seconds East a distance of 109.30 feet to a set spindle; thence North 39 degrees 45 minutes 35 seconds East a distance of 219.22 feet to a set spindle; thence North 86 degrees 56 minutes 55 seconds East a distance of 24.73 feet to a set spindle; thence North 78 degrees 43 minutes 42 seconds East a distance of 41.34 feet to a set spindle; thence North 11 degrees 54 minutes 55 seconds West a distance of 108.55 feet to a set iron pin; thence South 78 degrees 05 minutes 05 seconds West a distance of 246.70 feet to a set iron pin; thence North 86 degrees 39 minutes 35 seconds West a distance of 172.42 feet to a set iron pin; thence South 87 degrees 16 minutes 30 seconds West a distance of 79.24 feet to a set iron pin;
thence North 72 degrees 26 minutes 12 seconds West a distance of 79.07 feet to a set iron pin being the southwest corner of the Robinson Property Group Limited Partnership property as recorded in Book U5, Page 239 in said Chancery Clerk's Office; thence North 74 degrees 46 minutes 53 seconds East along the south line of said Robinson Property Group property a distance of 1570.68 feet to an angle point in said south line, said point lying in the indefinite boundary between the State of Mississippi and the State of Arkansas; thence South 53 degrees 58 minutes 28 seconds East along said line a distance of 375.85 feet to a set iron pin in the west line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 in Chancery Clerk's Office; thence along said west line the following calls; thence South 61 degrees 16 minutes 10 seconds West a distance of 212.38 feet to a point; thence South 74 degrees 16 minutes 57 second. West a distance of 134.44 feet to a point; thence South 58 degrees 06 minutes 50 seconds West a distance of 211.04 feet to a set spindle; thence South 15 degrees 14 minutes 08 seconds East a distance of 376.84 feet to a set iron pin at a point of curvature; thence southwardly along a curve to the right having a radius of 119.44 feet, a central angle of 41 degrees 59 minutes 59 seconds, a chord bearing of South 05 degrees 45 minutes 52 seconds West, a chord distance of 85.60 feet, a distance along its arc of 87.55 feet to a set spindle at the point of tangency; thence South 26 degrees 45 minutes 51 seconds West a distance of 68.37 feet to a set iron pin at a point of curvature; thence southwardly along a curve to the left having a radius of 221.00 feet, a central angle of 21 degrees 25 minutes 41 seconds, a chord bearing of South 16 degrees 03 minutes 01 seconds West, a chord distance of 82.17 feet, a distance along its arc of 82.65 feet to a set iron pin at the point of tangency; thence South 05 degrees 20 minutes 10 seconds West a distance of 214.15 feet to a set spindle on a curve; thence eastwardly along a curve to the right having a radius of 500.01 feet, a central angle of 21 degrees 38 minutes 12 seconds, a chord bearing of South 78 degrees 26 minutes 53 seconds East, a chord distance of 187.70 feet, a distance along its arc of 188.82 feet to a set spindle; thence South 15 degrees 13 minutes 07 seconds East a distance of 455.96 feet to a set spindle; thence South 74 degrees 46 minutes 53 seconds West a distance of 353.13 feet to a set spindle; thence South 15 degrees 13 minutes 07 seconds East a distance of 74.00 feet to the POINT OF BEGINNING;
Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on September 29, 2017 and known as Job No. 15-1344;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on September 29, 2017 and known as Job No. 15-1344.
Parcel G
A tract of land lying in Section 2, Township 3 South, Range 11 West, in Tunica County, Mississippi and being mare particularly described in its entirety as follows:
Commencing at the section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West in Tunica County, Mississippi; thence North 00 degrees 00 minutes 06 seconds West along the East line of said Section 2 a distance of 601.52 feet to a point in the northeast line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 and Book L5, Page 605 in the Chancery Clerk's Office of Tunica County, Mississippi, said point being on the indefinite boundary between the State of Arkansas and the State of Mississippi as shown on the Robinsonville, Miss-Ark U.S.G.S. Quadrangle Map for this area; thence North 53 degrees 58 minutes 28 seconds West along the northeast line of said Sheraton property and said indefinite State Boundary and the northeast line of the Robinson Property Group Limited Partnership property as recorded in Book J5, Page 452 in said Chancery Clerk's Office a distance of 1417.21 feet to a point being the northeast corner of said Robinson Property Group property, said point being the POINT OF BEGINNING, thence South 74 degrees 46 minutes 53 seconds West along the north line of said Robinson Property Group property a distance of 1570.68 Feet to a set iron pin in the northeast line of the Sheraton Tunica Corporation property as recorded in Book B5, Page 113 and Circus Circus Mississippi, Inc. property as recorded in Book B5, Page 125 in said Chancery Clerk's Office; thence along the northeast line of said Sheraton and Circus Circus property the following calls:
North 42 degrees 00 minutes 42 seconds West a distance of 53.06 feet to a set iron pin;
North 31 degrees 14 minutes 39 seconds West a distance of 82.28 feet to a set iron pin;
North 41 degrees 55 minutes 11 seconds West a distance of 117.68 feet to a point;
North 55 degrees 11 minutes 19 seconds West a distance of 56.65 feet to a point;
thence North 74 degrees 46 minutes 53 seconds East along the south line of part of the C. Greg Robinson property as recorded in Book J5, Page 447 in said Chancery Clerk's Office a distance of 800.42 feet to a point thence North 74 degrees 46 minutes 53 seconds East continuing along said south line a distance of 685.41 feet to a point on said indeterminate State Boundary; thence South 53 degrees 58 minutes 28 seconds East along said indeterminate State Boundary a distance of 352.64 feet to the POINT OF BEGINNING;
Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on September 29, 2017 and known as Job No. 15-1344;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on September 29, 2017 and known as Job No. 15-1344.
Parcel F
Being the Robinson Property Group Limited Partnership property of record in Deed Book E5, Page 510 in the Chancery Clerk's Office of Tunica County, Mississippi, lying in Section 8, Township 3 South, Range 10 West and being more particularly described as follows:
Commencing at the intersection of the northwest right-of-way of U.S. Highway 61 (285’ R.O.W.) and the south line of said Section 8, said point being North 89 degrees 53 minutes 57 seconds West of the southeast corner of said Section 8; thence North 45 degrees 37 minutes 58 seconds East along said northwest right-of-way a distance of 268.73 feet to the POINT OF BEGINNING; thence westwardly along a curve to the right having a radius of 255.00 feet, a central angle of 89 degrees 41 minutes 26 seconds, a chord bearing of North 89 degrees 31 minutes 19 seconds West, a chord distance of 359.65 feet, a distance along its arc of 399.18 feet to a point of tangency in the northeast right-of-way of Casino Center Drive (160’ R.O.W.); thence North 44 degrees 40 minutes 36 seconds West along said northeast right-of-way a distance of 73.11 feet to a set iron pin being the southeast corner of the Cottage Inn, Inc. property as recorded in Deed Book C5, Page 321 in said Chancery Clerk's Office; thence North 45 degrees 49 minutes 24 seconds East along the southeast line of said Cottage Inn property a distance of 462.13 feet to a found railroad iron being the southeast corner of the J. Shea Leatherman, et al property as recorded in Deed Book U5, Page 11 in said Chancery Clerk's Office; thence North 02 degrees 11 minutes 03 seconds East along the east line of said Leatherman property a distance of 263.80 feet to a found metal post being the southwest corner of the J. Shea Leatherman property as recorded in Deed Book U5, Page 11 in said Chancery Clerk's Office; thence South 44 degrees 22 minutes 02 seconds East along the south line of said Leatherman property a distance of 506.61 feet to a found metal post in the northwest right-of-way of said U.S. Highway 61; thence South 45 degrees 37 minutes 58 seconds West along said northwest right-of-way a distance of 398.25 feet to the POINT OF BEGINNING.
The above described property is the same property described in Deed Book E5, Page 508 in said Chancery Clerk's Office.
Horseshoe Tunica - Arkansas
The following described land, situated in the County of Crittenden, State of Arkansas.
BEING A DESCRIPTION OF PART OF THE G.A. ROBINSON, III AND C. GREG ROBINSON PROPERTY AS RECORDED IN BOOK 561, PAGE 544 AT THE CRITTENDEN COUNTY CHANCERY COURT CLERKS OFFICE, LOCATED IN THE SE 1/4 AND THE SW 1/4 OF FRACTIONAL SECTION 23, TOWNSHIP 3 NORTH, RANGE 7 EAST, CRITTENDEN COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT AN IRON PIN AT THE SOUTHEAST CORNER OF FRACTIONAL SECTION 2, TOWNSHIP 3 SOUTH, RANGE 11 WEST, TUNICA COUNTY, MISSISSIPPI; THENCE N0°00'06''W ALONG THE EAST LINE OF SAID SECTION 2 A DISTANCE OF 601.52 FEET TO A POINT ON THE NORTHEAST LINE OF THE SHERATON TUNICA CORPORATION PROPERTY (BOOK B5, PAGE 113-TUNICA COUNTY COURT CLERKS OFFICE) AND CIRCUS CIRCUS MISSISSIPPI, INC. PROPERTY (BOOK B5, PAGE 125-TUNICA COUNTY COURT CLERKS OFFICE), SAID

NORTHEAST LINE BEING THE. INDEFINITE BOUNDARY BETWEEN THE STATE OF MISSISSIPPI AND THE STATE OF ARKANSAS AS SHOWN ON THE ROBINSONVILLE, MISS-ARK. U.S.G.S. QUAD MAP FOR THIS AREA; THENCE N53°58'28''W ALONG THE NORTHEAST LINE OF THE SAID SHERATON / CIRCUS CIRCUS PROPERTY A DISTANCE OF 1041.36 FEET TO A POINT, SAID POINT BEING THE SOUTHEAST CORNER OF THE ROBINSON PROPERTY GROUP, L.P. PROPERTY (BOOK J5, PAGE 452-TUNICA COUNTY COURT CLERKS OFFICE), SAID POINT BEING THE POINT OF BEGINNING; THENCE N53°58'28''W ALONG THE SAID INDEFINITE STATE BOUNDARY LINE A DISTANCE OF 728.50 FEET TO A POINT; THENCE N74°46'53''E A DISTANCE OF 89.76 FEET TO A POINT; THENCE S53°58'28''E ALONG A LINE THAT IS 70.00 FEET NORTHEAST OF AND PARALLEL TO THE SAID INDEFINITE STATE BOUNDARY A DISTANCE OF 672.30 FEET TO A POINT; THENCE S36°01'32''W A DISTANCE OF 70.00 FEET TO THE POINT OF BEGINNING.
Parcel ID: 1011900500000;
(1.126 acres Buck Island #53)
Tunica Roadhouse
CASINO/HOTEL PROPERTY DESCRIPTION
Being a description of the Sheraton Tunica Corporation tract of land as recorded in Book B5, Page 113 and Book L5, Page 605, lying in Sections 2 and 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:
Commencing at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West Tunica County, Mississippi; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 705.41 feet to the point of beginning; thence continuing S74°46’53”W along said Levee Board Right-of-Way a distance of 681.00 feet to a point; thence N15°13’07”W a distance of 74.00 feet to a point; thence N74°46’53”E a distance of 353.13 feet to a point; thence N15°13’07”W a distance of 455.96 feet to a point on a curve; thence along a curve to the left having a radius of 500.01 feet, an arc length of 188.82 feet (chord N78°26’53”W - 187.70 feet) to a point; thence N05°20’10”E a distance of 214.15 feet to a point of a curvature; thence along a curve to the right having a radius of 221.00 feet, an arc length of 82.65 feet (chord N16°03’01”E - 82.17 feet) to the point of tangency; thence N26°45’51”E a distance of 68.37 feet to a point of curvature; thence along a curve to the left having a radius 119.44 feet, an arc length of 87.55 feet (chord N05°45’52”E - 85.60 feet) to the point of tangency; thence N15°14’08”W a distance of 376.85 feet to a point; thence N58°06’50E a distance of 211.04 feet to a point; thence N74°16’57”E a distance of 134.44 feet to a point; thence N61°16’10”E a distance of 212.38 feet to a point; thence S09°35’21E a distance of 360.87 feet to a point on a curve; thence along a curve to the right having a radius of 981.75 feet, an arc length of 283.49 feet (chord S37°41’34”E - 282.51 feet) to a point thence S54°08’03”E a distance of 676.40 feet to a point; thence S26°45’51”W a distance of 139.53 feet to a point; thence S76°57’31”W a distance of 563.30 feet to a point of curvature; thence along a curve to the left having a radius of 80.00 feet, an arc length of 128.70 feet (chord S30°52’12”W - 115.27 feet) to the point of tangency; thence S15°13’07”E a distance of 195.43 feet to the point of beginning;
Together with that certain Easement for High Volume Crossing from Board of Levee Commissioners to Tunica County, Mississippi recorded in Book B5 at Page 180 and Agreement regarding same in Book A5 at Page 490, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.
TRACT 1 - PARCEL 4 PROPERTY DESCRIPTION
A tract of land lying in Sections 2 and 3, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:
Commencing at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the North line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 1979.90 feet to a point; thence S68°17’02”W continuing along said Levee Board Right-of-Way a distance of 786.60 feet to a point; thence leaving said Levee Board Right-of-Way N00°04’52”W a distance of 917.87 fee to the Point of Beginning, said point lies on the south line of the south line of Section 2; thence S89°48’46”W along said south line and the south line of Section 3 a distance of 4251.59 feet to a point on the top of the east bank of the Mississippi River; thence Northeastwardly along the top of said east bank the following distances and courses:

280.86’ - N59°24’57”E
174.65’ - N56°29’34”E
341.17’ - N62°57’12”E
101.50’ - N57°26’54”E
250.36’ - N64°16’58”E
350.31’ - N65°01’40”E
98.71’ - N63°16’36”E
126.78’ - N72°54’45”E
124.50’ - N85°52’26”E
59.92’ - N66°55’51”E
111.02’ - N47°00’53”E
253.05’ - N26°46’38”E
190.08 - N65°33’32”E
198.05’ - N52°40’53”E
364.66’ - N55°05’28”E
138.80’ - N53°22’53”E
187.72’ - N51°55’57”E
97.96’ - N35°30’21”E
99.75’ - N60°00’12”E
127.80’ - N55°52’21”E
267.54’ - N46°57’01”E
To the center line of a drainage ditch; thence southeastwardly along the centerline of said ditch the following distances and courses:
132.28’ - S43°02’59”E
117.31’ - S51°23’18”E
82.02’ - S31°43’00”E
100.17’ - S44°33’30”E
178.92’ - S48°50’43”E
58.02’ - S33°57’24”E
115.52’ - S42°32’21”E
155.61’ - S47°19’38”E
59.02’ - S34°11’01”E
83.85’ - S45°16’01”E
69.27’ - S34°10’27”E
62.93’ - S55°11’19”E
117.68’ - S41°55’11”E
82.28’ - S31°14’39”E
53.06’ - S42°00’42”E
79.07’ - S72°26’12”E
79.24’ - N87°16’30”E
172.42’ - S86°39’35”E
246.70’ - N78°05’05”E
To a point on the west line of the Robinson Property Group L.P. property; thence along the west line of the said Robinson Property Group L.P. property and along the west line of the Circus Circus Mississippi, Inc. property the following distances and courses:
108.55’ - S11°54’55”E
41.34’ - S78°43’42”W
24.73’ - S86°56’55”W
219.22’ - S39°45’35”W
109.30’ - S27°20’39”W
194.79’ - S39°45’35”W
To a point of curvature; thence along a curve to the left having a radius of 175.00 feet, an arc length of 100.06 feet (chord S23°22’46”W - 98.70 feet) to a point; thence continuing along the west line of the Circus Circus Mississippi, Inc. property the following distances and courses:
223.71’ - S67°28’55”W
142.42’ - S22°31’05”E

213.36’ - S00°04’52”E
To the Point of Beginning;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.
TRACT 1 - PARCEL 5 PROPERTY DESCRIPTION
A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:
Commencing at the Section corner between Sections, 1, 2, 11 and 12, Township 3 South, Range 11 West; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 1979.90 feet to a point; thence S68°17’02”W continuing along said Levee Board Right-of-Way a distance of 544.92 feet to the Point of Beginning; thence continuing S68°17’02”W along said Levee Board Right-of-Way a distance of 241.65 feet to a point; thence leaving said Levee Board Right-of-Way N00°04’52”W a distance of 198.49 feet to a point; thence S64°07’06”E along the Southwest line of the Circus Circus Mississippi, Inc. property a distance of 249.87 feet to the point of beginning.
TRACT 1 - PARCEL 6 PROPERTY DESCRIPTION
A tract of land lying in Sections 1, 2, and 11, Township 3 South, Range 11 West, Tunica County, Mississippi, and being more particularly described as follows:
Beginning at the Section corner between Sections 1, 2, 11 and 12, Township 3 South, Range 11 West Tunica County, Mississippi; thence S00°00’06”E along the east line of said Section 11 a distance of 115.73 feet to a point on the north line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence S74°46’53”W along said Levee Board Right-of-Way a distance of 705.41 feet to a point; thence N15°13’07”W a distance of 195.43 feet to a point of curvature; thence along a curve to the right having a radius of 80.00 feet, an arc length of 128.70 feet (chord N30°52’12”E - 115.27 feet) to the point of tangency; thence N76°57’31”E a distance of 563.30 feet to a point; thence N26°45’51”E a distance of 139.53 feet to a point; thence N54°08’03”W a distance of 676.40 feet to a point; thence along a curve to the left having a radius of 981.75 feet, an arc length of 283.49 feet (chord N37°41’34”W - 282.51 feet) to a point; thence N09°35’21”W a distance of 360.87 feet to a point; thence S53°58’28”E a distance of 1808.08 feet to a point; thence S62°21’18”E a distance of 318.16 feet to a point on the south line of said Section 1; thence S89°48’46”W along the south line of said Section 1 a distance of 901.92 feet to the point of beginning;
Together with that certain Forty foot easement for ingress and egress over and across Tract 1-Parcel 6, reserved by G. A. Robinson and C. Greg Robinson in Book V4 at Page 16 and Book V4 at Page 19, amended by Book A5 at Page 505, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.
TRACT 2 - PARCEL 3 PROPERTY DESCRIPTION
A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described as follows:
Beginning at a found rail post at the Section corner between Sections 11, 12, 13, 14, Township 3 South, Range 11 West; thence S89°47’40”W along the south line of said Section 11, a distance of 2635.24 feet to a concrete monument; thence N89°54’22”W a distance of 1319.97 feet to a concrete monument; thence N00°05’35”W a distance of 2205.45 feet to a set iron pin on the south line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence northeastwardly along the south line of the said Levee Board Right-of-Way the following distances and courses:
379.58’ - N79°38’00”E
143.71’ - N58°00’59”E
140.00’ - S29°04’34”E
172.00’ - N60°55’26”E
100.00’ - N29°04’34”W
386.06’ - N52°57’35”E
342.68’ - N87°13’19”E
296.02’ - N04°02’28”E
361.58’ - N55°35’32”E
503.14’ - N68°23’41”E
469.38’ - N74°43’53”E
70.00’ - N10°53’34”W

49.12’ - N71°17’31”E
To a point on the west right-of-way line for Casino Center Drive (160.00 foot Public Right-of-Way); thence S06°17’24”W along the West line of said Casino Center Drive a distance of 146.21 feet to a point of curvature; thence continuing along the west line of said Casino Center Drive along a curve to the left having a radius of 1353.24 feet, an arc length 1132.50 feet (chord S17°41’05”E - 1099.74 feet) to a point; thence S89°59’54”W a distance of 450.35 feet to a set iron pin; thence S00°00’06”E a distance of 736.95 feet a set iron pin; thence N89°59’54”E a distance of 1502.44 feet to a point on the east line of said Section 11; thence S00°00’06”E along the east line of said Section 11 a distance of 1603.32 feet to the point of beginning.
Less and Except the Wetland Mitigation Parcel as recorded in Book A5, page 391 at said Clerks Office and being more particularly described as follows:
Commencing at a found rail post at the Section corner between Sections 11, 12, 13 and 14, Township 3 South, Range 11 West, Tunica County, Mississippi; thence S89°47’40”W along the south line of said Section 11 a distance of 1049.84 feet to a point; thence N00°12’20”W a distance of 30.00 feet to the point of beginning; thence S89°47’40”W parallel to and 30.00 feet north of the south line of Parcel 2 a distance of 1585.33 feet to a point; thence N89°54’22”W parallel to and 30.00 feet north of the south line of Parcel 2 a distance 179.66 feet to a point; thence N00°04’52”W a distance of 333.42 feet to a point; thence S80°44’00”E a distance of 1788.65 feet to a point; thence S00°12’20”E a distance of 40.00 feet to the point of beginning;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.
TRACT 2 - PARCEL 4 PROPERTY DESCRIPTION
A tract of land lying in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and being more particularly described as follows:
Commencing at a found rail post at the Section corner between Sections 11, 12, 13, 14, Township 3 South, Range 11 West, thence N0°00’06”W along the east line of said Section 11 a distance of 2352.25 feet to the point of beginning; thence S89°59’54W a distance of 838.66 feet to a point on the east line of Casino Center Drive (160.00 foot public right-of-way); thence along the east line of said Casino Center Drive along a 1193.24 foot radius curve to the right an arc distance of 1131.79 feet (chord N20°52’57”W 1089.84 feet) to the point of tangency; thence N6°17’24”E and continuing along the east line of said Casino Center Drive a distance of 209.05 feet to a set iron pin on the south line of the Yazoo-Mississippi Delta Levee Board Right-of-Way; thence northeastwardly along the south line of the said Levee Board Right-of-Way the following courses and distances:
N80°25’43”E - 395.64 feet
N81°19’07”E - 254.21 feet
N63°30’30”E - 628.78 feet
To a point on the east line of said Section 11; thence S0°00’06”E along the east line of said Section 11 a distance of 1610.65 feet to the point of beginning;
Together with that certain Grant of Easements and Declaration of Covenants recorded in Book B5 at Page 13, Amended in Book D5 at Page 479, as shown on the survey by Blew & Associates, PA, Buckley Blew, PLS No. 3264 dated March 21, 2016, last revised on October 5, 2017 and known as Job No. 15-1344.
Caesars Atlantic City (Boardwalk Regency - Atlantic City)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:
CAESAR’S CASINO HOTEL
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND THE EASTERLY LINE OF CHRISTOPHER COLUMBUS BOULEVARD (FORMERLY KNOWN AS MISSOURI AVENUE ) (50.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.60' TO THE WESTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE); THENCE
2.    SOUTH 27° 28' 00" EAST IN AND ALONG SAID LINE A DISTANCE OF 770.34' TO A POINT IN THE CURVED INTERIOR LINE OF PARK; THENCE
3.    IN AND ALONG SAID INTERIOR LINE AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09' AN ARC DISTANCE OF 24.862' TO A POINT OF TANGENCY IN SAME; THENCE

4.    SOUTH 69° 09' 33" WEST STILL IN AND ALONG SAME A DISTANCE OF 328.12' TO THE EASTERLY LINE OF CHRISTOPHER COLUMBUS BOULEVARD; THENCE
5.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 729.37' TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1 AND 2 IN BLOCK 41 AS SHOWN ON THE ATLANTIC CITY TAX MAP.
TOGETHER WITH THE BENEFICIAL EASEMENTS AS SET FORTH IN DECLARATION OF CROSS EASEMENTS BY AND BETWEEN BALLY'S PARK PLACE, INC. AND BOARDWALK REGENCY CORPORATION AS SET FORTH IN DEED BOOK 6619 PAGE 86.
AIR RIGHTS (PACIFIC AVENUE): (DEED BOOK 5052 PAGE 311)
BEGINNING AT A POINT AT ELEVATION 23' M.S.L. ABOVE THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE, SAID POINT BEING 67 FEET PLUS OR MINUS SOUTHWESTERLY ALONG THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE FROM ITS INTERSECTION WITH THE SOUTHWESTERLY R.O.W. LINE OF ARKANSAS AVENUE; THENCE
1.    SOUTHEASTERLY AT RIGHT ANGLES TO PACIFIC AVENUE, 60.00 FEET TO A POINT VERTICALLY ABOVE THE SOUTHEASTERLY R.O.W. LINE OF PACIFIC AVENUE AT ELEVATION 23' M.S.L.; THENCE
2.    SOUTHWESTERLY PARALLELING THE SOUTHEASTERLY R.O.W. LINE OF PACIFIC AVENUE AT AN ELEVATION OF 23' M.S.L. A DISTANCE OF 22.00 FEET TO A POINT; THENCE
3.    NORTHWESTERLY AT RIGHT ANGLES TO PACIFIC AVENUE AND PARALLEL TO THE FIRST COURSE HEREIN 60.00 FEET TO A POINT AT ELEVATION 23' M.S.L. VERTICALLY ABOVE THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE; THENCE
4.    NORTHEASTERLY PARALLELING THE NORTHWESTERLY R.O.W. LINE OF PACIFIC AVENUE AT ELEVATION 23' M.S.L. A DISTANCE OF 22.00 FEET TO THE POINT OF BEGINNING.
AIR RIGHTS (ARKANSAS AVENUE): (DEED BOOK 6182 PAGE 94)
BEGINNING AT A POINT AT AN ELEVATION OF 21.00' (U.S.C & G.S.) (1927 DATUM) SAID POINT BEING DIRECTLY ABOVE THE NORTHWEST CORNER OF LOT 82 IN BLOCK 36. SAID POINT ALSO BEING 450.00 FEET SOUTHEASTERLY ALONG THE EASTERLY R.O.W. LINE OF ARKANSAS AVENUE FROM ITS INTERSECTION WITH THE SOUTHERLY R.O.W. LINE OF PACIFIC AVENUE AT THE STATED ELEVATION; THENCE
1.    FOLLOWING DIRECTLY ABOVE THE SAID EASTERLY R.O.W. LINE OF ARKANSAS AVENUE AT THE STATED ELEVATION SOUTH 27 DEGREES 28 MINUTES EAST, A DISTANCE OF 223.19 FEET TO A POINT, THENCE
2.    CONTINUING AT THE STATED ELEVATION AND AT RIGHT ANGLES TO SAID ARKANSAS AVENUE SOUTH 62 DEGREES 32 MINUTES WEST, A DISTANCE OF 50.00 FEET TO A POINT AT SAID ELEVATION DIRECTLY ABOVE THE WESTERLY R.O.W. LINE OF ARKANSAS AVENUE; THENCE
3.    CONTINUING AT THE STATED ELEVATION DIRECTLY ABOVE THE WESTERLY R.O.W. LINE OF ARKANSAS AVENUE, PARALLEL TO THE FIRST COURSE HEREIN NORTH 27 DEGREES 28 MINUTES WEST, A DISTANCE OF 223.19 FEET; THENCE
4.    CONTINUING AT THE STATED ELEVATION AND AT RIGHT ANGLES TO SAID WESTERLY R.O.W. LINE NORTH 62 DEGREES 32 MINUTES EAST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.
CENTURION TOWER:
BEGINNING AT A POINT IN THE EASTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE) IN THE SOUTHERLY LINE OF LOT 1 IN BLOCK 42, SAID POINT BEING SOUTH 27° 28' 00" EAST A DISTANCE OF 450.00' FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF LOT 1, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 187.50' TO A POINT; THENCE
2.    SOUTH 27° 28' 00" EAST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 50.00' TO A POINT; THENCE
3.    NORTH 62° 32' 00" EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 12.50' TO A POINT; THENCE

4.    SOUTH 27° 28' 00" EAST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 173.19' TO A POINT; THENCE
5.    SOUTH 62° 32' 00" WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 200.00' TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE
6.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 223.19' TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 4.01 IN BLOCK 42 AS SHOWN ON THE ATLANTIC CITY TAX MAP.
TOGETHER WITH AND SUBJECT TO A RIGHT-OF-WAY FOR INGRESS AND EGRESS IN AND OVER THE FOLLOWING DESCRIBED PARCEL:
BEGINNING AT A POINT IN THE EASTERLY LINE OF ARKANSAS AVENUE, 663.19 FEET SOUTHWARDLY OF THE SOUTHERLY LINE OF PACIFIC AVENUE AND EXTENDING; THENCE
1.    EASTWARDLY, PARALLEL WITH PACIFIC AVENUE, 129.0 FEET; THENCE
2.    SOUTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 5.0 FEET; THENCE
3.    EASTWARDLY, PARALLEL WITH PACIFIC AVENUE, 11.0 FEET; THENCE
4.    SOUTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 16.5 FEET; THENCE
5.    WESTWARDLY, PARALLEL WITH PACIFIC AVENUE, 11.0 FEET; THENCE
6.    NORTHWARDLY, PARALLEL WITH ARKANSAS AVENUE, 11.5 FEET; THENCE
7.    WESTWARDLY, PARALLEL WITH PACIFIC AVENUE, 129.0 FEET TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE
8.    NORTHWARDLY IN AND ALONG THE EASTERLY LINE OF ARKANSAS AVENUE, 10.0 FEET TO THE POINT AND PLACE OF BEGINNING.
TOGETHER WITH THE BENEFICIAL EASEMENTS AS SET FORTH IN DECLARATION OF CROSS EASEMENTS BY AND BETWEEN BALLY'S PARK PLACE, INC. AND BOARDWALK REGENCY CORPORATION AS SET FORTH IN DEED BOOK 6619 PAGE 86.
OCEAN ONE PIER (THE PIER AT CAESARS):
BEGINNING AT A POINT IN THE WESTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE) SAID POINT BEING 770.34' SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE). SAID POINT ALSO BEING IN THE NORTHERLY LINE OF THE BOARDWALK RIGHT-OF-WAY (60.00' WIDE), SAID POINT ALSO BEING IN THE INTERIOR LINE OF PARK AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    SOUTH 27° 28' 00" EAST IN AND ALONG THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 1229.66' TO A POINT IN THE RIPARIAN COMMISSIONERS EXTERIOR LINE. SAID LINE BEING 2000.00' SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE; THENCE
2.    SOUTH 62° 32' 00" WEST IN AND ALONG SAID RIPARIAN COMMISSIONERS EXTERIOR LINE PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 40.00' TO A POINT; THENCE
3.    SOUTH 27° 28' 00" EAST PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 430.00' TO THE PIERHEAD LINE OF A RIPARIAN GRANT RECORDED IN DEED BOOK 716, PAGE 471, SAID POINT BEING 2430.00' SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE; THENCE
4.    SOUTH 62° 32' 00" WEST IN AND ALONG SAID PIERHEAD LINE, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 125.00' TO A POINT; THENCE
5.    NORTH 27° 28' 00" WEST AND PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 430.00' TO A POINT IN THE AFORESAID RIPARIAN COMMISSIONERS EXTERIOR; THENCE
6.    SOUTH 62° 32' 00" WEST IN AND ALONG SAID RIPARIAN COMMISSIONERS EXTERIOR LINE AND PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 35.60' TO A POINT; THENCE

7.    NORTH 27° 28' 00" WEST AND PARALLEL WITH THE EXTENDED WESTERLY LINE OF ARKANSAS AVENUE A DISTANCE OF 1253.207' TO A POINT IN THE AFORESAID NORTHERLY LINE OF THE BOARDWALK AND THE INTERIOR LINE OF PARK; THENCE
8.    NORTH 69° 09' 33" EAST IN AND ALONG SAID LINE A DISTANCE OF 177.117' TO A POINT OF CURVATURE; THENCE
9.    STILL ALONG SAID LINE IN A NORTHEASTWARDLY DIRECTION CURVING TO THE RIGHT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09' AN ARC DISTANCE OF 24.862' TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 93, 93-B01, 93-B02, 93-B03, 93-B04, 93-B-05, 93-B06, 93-B10, 93-B11, 93-B12, 93-B13, 93-B14 AND 93.01 IN BLOCK 1 (INCLUDING THE BOARDWALK RIGHT-OF-WAY) AS SHOWN ON THE ATLANTIC CITY TAX MAP
CAESARS GARAGE 1:
BEGINNING AT THE INTERSECTION OF THE EASTERLY LINE OF MISSOURI AVENUE (50.00' WIDE) AND THE NORTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    NORTH 27° 28' 00" WEST IN AND ALONG THE EASTERLY LINE OF MISSOURI AVENUE A DISTANCE OF 93.50' TO A POINT IN THE SOUTHERLY LINE OF LOT 9; THENCE
2.    NORTH 62° 32' 00" EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 50.00' TO A POINT; THENCE
3.    NORTH 27° 28' 00" WEST PARALLEL WITH MISSOURI AVENUE A DISTANCE OF 56.50' TO A POINT; THENCE
4.    SOUTH 62° 32' 00" WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 50.00' TO A POINT IN THE EASTERLY LINE OF MISSOURI AVENUE; THENCE
5.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 290.00' TO A POINT IN THE SOUTHERLY LINE OF LOT 1; THENCE
6.    NORTH 62° 32' 00" EAST IN AND ALONG SAME AND PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 25.00' TO A POINT; THENCE
7.    NORTH 27° 28' 00" WEST PARALLEL WITH MISSOURI AVENUE A DISTANCE OF 43.43' TO A POINT; THENCE
8.    SOUTH 52° 41' 04" EAST A DISTANCE OF 55.47' TO A POINT; THENCE
9.    SOUTH 87° 59' 50" EAST A DISTANCE OF 67.58' TO A POINT; THENCE
10.    NORTH 62° 32' 00" EAST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 243.13' TO A POINT IN THE WESTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE); THENCE
11.    SOUTH 27° 28' 00" EAST IN AND ALONG SAME A DISTANCE OF 400.00' TO THE NORTHWEST LINE OF PACIFIC AVENUE; THENCE
12.    SOUTH 62° 32' 00" WEST IN AND ALONG SAME A DISTANCE OF 350.60' TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1.02 IN BLOCK 161 AS SHOWN ON THE ATLANTIC CITY TAX MAP.
NOTE: LOT 7 IS NO LONGER A MATTER OF RECORD.
CAESARS GARAGE 2:
BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF MICHIGAN AVENUE (50.00' WIDE) AND THE NORTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    SOUTH 62° 32' 00" WEST IN AND ALONG THE NORTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.00' TO THE EASTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE); THENCE
2.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 414.00' TO THE SOUTHERLY LINE OF LOTS FRONTING ON ATLANTIC AVENUE (100.00' WIDE); THENCE

3.    NORTH 62° 32' 00" EAST IN AND ALONG SAME, PARALLEL WITH ATLANTIC AVENUE A DISTANCE OF 350.00' TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE
4.    SOUTH 27° 28' 00" EAST IN AND ALONG SAME A DISTANCE OF 414.00' TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1.02 AND 1.03 IN BLOCK 159 AS SHOWN ON THE ATLANTIC CITY TAX MAP
CAESARS SURFACE PARKING:
BEING KNOWN AND DESIGNATED AS LOT 21.02 IN BLOCK 157 AS SHOWN ON A MAP ENTITLED "MINOR SUBDIVISION PLAN, BLOCK 157, LOT 21, CITY OF ATLANTIC CITY, ATLANTIC COUNTY, NJ" BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF MICHIGAN AVENUE (50.00' WIDE) AND THE NORTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE PREPARED BY ARTHUR W. PONZIO COMPANY AND ASSOCIATES, INC, DATED JUNE 27, 2013, LAST REVISED DECEMBER 12, 2013 AND FILED IN THE ATLANTIC COUNTY CLERK'S OFFICE ON MAY 29, 2014 AS MAP NO 2014030575.
TOGETHER WITH DEED OF EASEMENT FOR PARKING AND ACCESS FROM CASINO REINVESTMENT DEVELOPMENT AUTHORITY TO BOARDWALK REGENCY CORPORATION, DATED DECEMBER 27, 2013, RECORDED JANUARY 7, 2014 AS INSTRUMENT NO 2014001024.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 21.01 IN BLOCK 157 AS SHOWN ON THE ATLANTIC CITY TAX MAP.
Atlantic City (Caesars New Jersey)
CAESAR'S EGG HARBOR
BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF EAST ATLANTIC AVENUE A DISTANCE OF 1500 FEET NORTHWESTWARDLY FROM THE FORMER CENTERLINE OF FIRST AVENUE (NOW VACATED) AND EXTENDING; THENCE
1.    NORTHWESTWARDLY IN AND ALONG THE SAID NORTHWESTERLY LINE OF EAST ATLANTIC AVENUE A DISTANCE OF 355.49 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF GARDEN STATE PARKWAY; THENCE
2.    IN AND ALONG SAME, MAKING AN INTERIOR ANGLE WITH THE PREVIOUS COURSE OF 119 DEGREES 37 MINUTES AND 25 SECONDS A DISTANCE OF 807.29 FEET IN THE SOUTHWESTERLY LINE OF DELILAH ROAD; THENCE
3.    SOUTHEASTWARDLY IN AND ALONG SAME, MAKING AN INTERIOR ANGLE OF 90 DEGREES 58 MINUTES 40 SECONDS A DISTANCE OF 876.61 FEET TO THE CORNER OF LOT 9 IN BLOCK 402-1, ALSO BEING THE FORMER EXTENDED CENTERLINE OF UIBEL AVENUE; NOW VACATED; THENCE
4.    WESTWARDLY IN AND ALONG SAME, MAKING AN INTERIOR ANGLE OF 59 DEGREES 23 MINUTES AND 55 SECONDS A DISTANCE OF 1148.02 FEET TO THE NORTHEASTERLY LINE OF EAST ATLANTIC AVENUE AND POINT AND PLACE OF BEGINNING
EXCEPTING THEREOUT AND THEREFROM THOSE PORTIONS OF LOTS IN BLOCKS 21-D, AND 28-D OF THE PLEASANTVILLE TERRACE THAT ARE CONTAINED WITHIN THE GARDEN STATE PARKWAY RIGHT-OF-WAY AS SHOWN ON PLAN SHEETS 7 AND 8, SECTION 11, GARDEN STATE PARKWAY.
KNOWN AND DESIGNATED AS LOT 1 BLOCK 901 IN THE TOWNSHIP OF EGG HARBOR, ATLANTIC COUNTY, NEW JERSEY
Bally’s Atlantic City
BALLYS PARK PLACE HOTEL:
ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND
DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF POP LLOYD BOULEVARD (74.00' WIDE) AND THE EASTERLY LINE OF MICHIGAN AVENUE (50.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE

1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF POP LLOYD BOULEVARD A DISTANCE OF 402.35' TO A POINT; THENCE
2.    NORTH 27° 28' 00" WEST PARALLEL WITH MICHIGAN AVENUE A DISTANCE OF 84.00' TO THE NORTH LINE OF LOT 4 IN BLOCK 44; THENCE
3.    NORTH 62° 32' 00" EAST A DISTANCE OF 145.60' TO THE WEST LINE OF PARK PLACE (60.00' WIDE); THENCE
4.    SOUTH 27° 28' 00" EAST IN AND ALONG SAME A DISTANCE OF 615.31' TO A POINT IN THE CURVED INTERIOR LINE OF PARK; THENCE
5.    SOUTHWESTWARDLY IN AND ALONG SAME AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1679.20' AN ARC DISTANCE OF 20.05' TO A POINT OF TANGENCY IN SAME; THENCE
6.    SOUTH 73° 42' 26.6" WEST STILL IN AND ALONG SAME A DISTANCE OF 538.51' TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE
7.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 422.95' TO THE POINT AND PLACE OF BEGINNING.
LESS AND EXCEPT THE FOLLOWING DESCRIBED PARCEL:
BEGINNING AT A POINT IN THE EASTERLY LINE OF MICHIGAN AVENUE (950 FEET WIDE) DISTANT 715.20 FEET AS MEASURED ALONG THE EASTERLY LINE OF MICHIGAN AVENUE FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60 FEET WIDE) THENCE FROM SAID BEGINNING POINT;
1.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 59.50 FEET TO A POINT; THENCE
2.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 33.00 FEET TO A DRILL HOLE; THENCE
3.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 76.85 FEET TO A NAIL; THENCE
4.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 21.12 FEET TO A NAIL; THENCE
5.    EASTERLY, PARALLEL WITH PACIFIC AVENUE, 66.00 FEET TO A POINT WHICH IS DISTANT 150 FEET WESTERLY OF THE WESTERLY LINE OF OHIO AVENUE (50 FEET WIDE); THENCE
6.    SOUTHERLY, PARALLEL WITH MICHIGAN AVENUE, 1230.68 FEET TO THE EXTERIOR LINE IN THE ATLANTIC OCEAN ESTABLISHED BY THE RIPARIAN COMMISSIONERS OF NEW JERSEY; THENCE
7.    WESTERLY, PARALLEL WITH PACIFIC AVENUE, IN AND ALONG SAID EXTERIOR LINE, 202.35 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE IF SAME WERE EXTENDED SOUTHERLY; THENCE
8.     NORTHERLY, IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE, IF EXTENDED, 1284.80 FEET TO THE POINT AND PLACE OF BEGINNING
Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.
Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 1 & 3 IN BLOCK 45 AND LOT 4 IN BLOCK 44 AS SHOWN ON THE ATLANTIC CITY TAX MAP
BOARDWALK PARCEL:
ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE EASTERLY LINE OF MICHIGAN AVENUE (50 FEET WIDE) DISTANT 715.20 FEET AS MEASURED ALONG THE EASTERLY LINE OF MICHIGAN AVENUE FROM THE SOUTHERLY LINE OF PACIFIC AVENUE (60 FEET WIDE) THENCE FROM SAID BEGINNING POINT;
1.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 59.50 FEET TO A POINT; THENCE
2.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, 33.00 FEET TO A POINT; THENCE

3.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 76.85 FEET TO A POINT; THENCE
4.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, 21.12 FEET TO A POINT; THENCE
5.     NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE, 66.00 FEET; THENCE
6.     SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST, PARALLEL WITH MICHIGAN AVENUE, A DISTANCE OF 1230.68 FEET TO A POINT IN THE RIPARIAN COMMISSIONERS LINE 2000 FEET SOUTH OF PACIFIC AVENUE; THENCE
7.     SOUTH 62 DEGREES 32 MINUTES 00 SECONDS WEST IN AND ALONG SAME A DISTANCE OF 202.35 FEET TO A POINT IN THE EAST LINE OF MICHIGAN AVENUE IF EXTENDED; THENCE
8.     NORTH 27 DEGREES 28 MINUTES 00 SECONDS WEST, IN AND ALONG SAME A DISTANCE OF 1284.80 FEET TO THE POINT AND PLACE OF BEGINNING.
Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.
Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOTS 5 IN BLOCK 45 AS SHOWN ON THE ATLANTIC CITY TAX MAP. NOTE: Lands lying waterward of the Interior Line of the Public Park are assessed to the City of Atlantic City as Tax Lot 98 Block 1)
BALLY PARK PLACE GARAGE:
ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND THE EASTERLY LINE OF MICHIGAN AVENUE (50.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 352.35' TO THE WESTERLY LINE OF OHIO AVENUE (50.00' WIDE); THENCE
2.    SOUTH 27° 28' 00" EAST IN AND ALONG SAME A DISTANCE OF 360.00' TO A POINT IN THE NORTHERLY LINE OF POP LLOYD BOULEVARD (74.00' WIDE); THENCE
3.    SOUTH 62° 32' 00" WEST PARALLEL IN AND ALONG SAME A DISTANCE OF 352.35' TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE
4.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 360.00' TO THE POINT AND PLACE OF BEGINNING.
Together with the beneficial easement rights as set forth in Access and Parking Agreement recorded in VOL 13723 CFN#201412082.
Together with the beneficial easement rights as set forth in Easement Agreement Recorded in VOL 13724 CFN #2014012083.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1 IN BLOCK 43 AS SHOWN ON THE ATLANTIC CITY TAX MAP
WILD WEST CASINO:
ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00' WIDE) AND THE EASTERLY LINE OF ARKANSAS AVENUE (50.00' WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF PACIFIC AVENUE A DISTANCE OF 350.00' TO THE WESTERLY LINE OF MICHIGAN AVENUE (50.00' WIDE); THENCE

2.    SOUTH 27° 28' 00" EAST IN AND ALONG SAME A DISTANCE OF 847.08' TO A POINT IN THE INTERIOR LINE OF PARK; THENCE
3.    SOUTH 73° 42' 27" WEST IN AND ALONG SAME A DISTANCE OF 332.25' TO A POINT OF CURVATURE IN SAME; THENCE
4.    STILL IN AND ALONG SAME AND CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 1259.09' AN ARC DISTANCE OF 24.86' TO THE EASTERLY LINE OF ARKANSAS AVENUE; THENCE
5.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 105.00' TO THE SOUTHERLY LINE OF LOT 4.01 IN BLOCK 43; THENCE
6.    NORTH 62° 32' 00" EAST IN AND ALONG SAME, PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 200.00' TO A POINT; THENCE
7.    NORTH 27° 28' 00" WEST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 173.19' TO A POINT; THENCE
8.    SOUTH 62° 32' 00" WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 12.50' TO A POINT; THENCE
9.    NORTH 27° 28' 00" WEST PARALLEL WITH ARKANSAS AVENUE A DISTANCE OF 50.00' TO A POINT; THENCE
10.    SOUTH 62° 32' 00" WEST PARALLEL WITH PACIFIC AVENUE A DISTANCE OF 187.50' TO THE WESTERLY LINE OF ARKANSAS AVENUE; THENCE
11.    NORTH 27° 28' 00" WEST IN AND ALONG SAME A DISTANCE OF 450.00' TO THE POINT AND PLACE OF BEGINNING.
Together with the beneficial easement rights as set forth in Declaration of Cross Easements recorded in Deed Book 6619, page 86.
FOR INFORMATION PURPOSES ONLY: KNOWN AS LOT 1 IN BLOCK 42 AS SHOWN ON THE ATLANTIC CITY TAX MAP.
HUMMOCK AVENUE PARCEL:
ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND AND PREMISES SITUATE, LYING, AND BEING IN THE CITY OF ATLANTIC CITY, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTH LINE OF HUMMOCK AVENUE (50.00' WIDE) A DISTANCE OF 252.76' SOUTHWEST OF OHIO AVENUE (50.00' WIDE) AND EXTENDING; THENCE
1.    NORTH 62° 32' 00" EAST IN AND ALONG THE SOUTHERLY LINE OF HUMMOCK AVENUE A DISTANCE OF 69.76' TO A POINT; THENCE
2.    SOUTH 27° 28' 00" EAST PARALLEL WITH OHIO AVENUE AND AT RIGHT ANGLES TO HUMMOCK AVENUE A DISTANCE OF 121.00' TO A POINT; THENCE
3.    SOUTH 62° 32' 00" WEST PARALLEL WITH HUMMOCK AVENUE A DISTANCE OF 3.53' TO A POINT DISTANT 152.00' NORTHEAST OF BACHARACH BOULEVARD; THENCE
4.    NORTH 76° 40' 59" WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 15.44 TO A POINT; THENCE
5.    SOUTH 13° 19' 00" WEST AT RIGHT ANGLES TO BACHARACH BOULEVARD A DISTANCE OF 76.00' TO A POINT; THENCE
6.    NORTH 76° 40' 59" WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 10.00' TO A POINT; THENCE
7.    NORTH 13° 19' 00" EAST AT RIGHT ANGLES TO BACHARACH BOULEVARD A DISTANCE OF 76.00' TO A POINT; THENCE
8.    NORTH 76° 40' 59" WEST PARALLEL WITH BACHARACH BOULEVARD A DISTANCE OF 103.50' TO A POINT; THENCE
9.    NORTH 12° 59' 55" EAST A DISTANCE OF 48.57' TO THE SOUTHERLY LINE OF HUMMOCK AVENUE AND THE POINT AND PLACE OF BEGINNING.

SUBJECT TO AND TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS WITH OTHERS OVER THE FOLLOWING DESCRIBED RIGHT OF WAY:
BEGINNING AT A POINT IN THE NORTHEAST LINE OF BACHARACH BLVD. (70 FEET WIDE) DISTANT 570.5 FEET SOUTHEAST OF ARKANSAS AVENUE (60 FEET WIDE) AND EXTENDING THENCE:
1.    NORTHEASTWARDLY AT RIGHT ANGLES TO BACHARACH BLVD. 152 FEET; THENCE
2.    SOUTHEASTWARDLY PARALLEL WITH BACHARACH BLVD. 20 FEET; THENCE
3.    SOUTHWESTWARDLY AT RIGHT ANGLES TO BACHARACH BLVD 152 FEET TO THE NORTHEAST LINE OF BACHARACH BLVD.; THENCE
4.    NORTHWESTWARDLY IN AND ALONG BACHARACH BLVD 20 FEET TO THE POINT AND PLACE OF BEGINNING.
FOR INFORMATION PURPOSES ONLY: BEING KNOWN AS LOTS 20, 21 & 22 IN BLOCK 488 OF THE ATLANTIC CITY TAX MAP
AIR RIGHTS OVER MICHIGAN AVENUE:
TRACT I:
BEGINNING AT A POINT IN THE WESTERLY LINE OF MICHIGAN AVENUE (50.00 WIDE), SAID POINT BEING DISTANT 239.00 FEET SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00 FEET WIDE), AND EXTENDING; THENCE
1.    NORTH 62 DEGREES 32 MINUTES 00 SECONDS EAST, PARALLEL WITH PACIFIC AVENUE AND CROSSING MICHIGAN AVENUE, A DISTANCE OF 50.00 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE; THENCE
2.    SOUTH 27 DEGREES 28 MINUTES 00 SECONDS EAST IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE A DISTANCE OF 50.00 FEET; THENCE
3.    SOUTH 62 DEGREES 32 MINUTES 00 SECONDS WEST, PARALLEL WITH PACIFIC AVENUE AND CROSSING MICHIGAN AVENUE A DISTANCE OF 50.00 FEET TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE
4.    NORTH 27 DEGREES 28 MINUTES 00 SECONDS WEST IN AND ALONG THE WESTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 50.00 FEET TO THE POINT AND PLACE OF BEGINNING.
BEING AN AREA ABOVE THE HORIZONTAL PLACE OF MICHIGAN AVENUE BETWEEN ELEVATION 46.00 FEET AND ELEVATION 46.00 FEET 6 INCHES SAID ELEVATIONS IN REFERENCE TO U.S.C. AND G.S. DATUM
(ELEVATION 0.00 =MEAN SEA LEVEL)
FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 6 IN BLOCK 42 OF THE ATLANTIC CITY TAX MAP
TRACT II
BEGINNING AT A POINT IN THE WESTERLY LINE OF MICHIGAN AVENUE (50.00 WIDE) SAID POINT BEING DISTANT 503.17 FEET SOUTH OF THE SOUTHERLY LINE OF PACIFIC AVENUE (60.00 FEET WIDE) AND EXTENDING FROM SAID BEGINNING POINT; THENCE
1.    SOUTH 27 DEGREES 28 MINUTES EAST IN AND ALONG THE EASTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 27.16 FEET; THENCE
2.    SOUTH 39 DEGREES 32 MINUTES 00 SECONDS WEST, CROSSING MICHIGAN AVENUE A DISTANCE OF 54.32 FEET TO THE WESTERLY LINE OF MICHIGAN AVENUE; THENCE
3.    NORTH 27 DEGREES 28 MINUTES WEST IN AND ALONG THE WESTERLY LINE OF MICHIGAN AVENUE, A DISTANCE OF 27.16 FEET; THENCE
4.    NORTH 39 DEGREES 32 MINUTES 00 SECONDS EAST, CROSSING MICHIGAN AVENUE A DISTANCE OF 54.32 FEET TO THE EASTERLY LINE OF MICHIGAN AVENUE; THE POINT AND PLACE OF BEGINNING.
THE BOTTOM OF THE PROPOSED AIR RIGHTS WILL BE AT AN ELEVATION OF 20.00 N.G.V.D. DATUM (MEAN SEA LEVEL= 0.00) AND THE TOP OF THE AIR RIGHTS WILL BE AT ELEVATION 46.00

FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 7 IN BLOCK 42 OF THE ATLANTIC CITY TAX MAP
AIR RIGHTS OVER OHIO AVENUE:
METES AND BOUNDS DESCRIPTION for proposed air rights above Ohio Avenue required in conjunction with the Baily's - Claridge Connection Project, situate in the City of Atlantic City, County of Atlantic and State of New Jersey being bounded and described as follows:
BEGINNING at a point in the easterly line of Ohio Avenue (50' wide), South 27 degrees, 28 minutes, 00 seconds East 350.00' from the southerly line of Pacific Avenue (60' wide), and extending from said beginning point; thence
1.    South 27 degrees 28 minutes 00 seconds East in and along the easterly line of Ohio Avenue 10.00’ to the northerly line of Pop Lloyd Boulevard (74’ wide); thence
2.    South 62 degrees 32 minutes 00 seconds West in and along same, parallel with Pacific Avenue 50.00’ to the westerly line of Ohio Avenue; thence
3.    North 27 degrees 28 minutes 00 seconds West in and along same, 10.00’ to a point; thence
4.    North 62 degrees 32 minutes 00 seconds East, parallel with Pacific Avenue 50.00 feet to the point and place of BEGINNING.
The above described air rights are located a minimum of 14.00’ above the existing grade elevation of Ohio Avenue.
FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 4.02 IN BLOCK 44 OF THE ATLANTIC CITY TAX MAP
AIR RIGHTS OVER POP LLOYD BOULEVARD AS SET FORTH IN CITY OF ATLANTIC ORDINANCE NO. 77 OF 1978 AND IN DEED BOOK 3442, PAGE 250.
FOR INFORMATION ONLY: BEING KNOWN AS KNOWN AS LOT 13 IN BLOCK 43 OF THE ATLANTIC CITY TAX MAP
BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):
Block 42, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 42, Lot 6 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 42, Lot 7 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 43, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 43, Lot 13 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 44, Lot 4 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 44, Lot 4.02 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 45, Lot 1 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 45, Lot 3 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 45, Lot 5 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Block 488, Lot 23 on the official tax map of the CITY OF ATLANTIC CITY, County of Atlantic, State of New Jersey
Harrah’s Lake Tahoe
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DOUGLAS, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:
All that certain real property situate in the County of Douglas, State of Nevada, described as follows:
PARCEL 1:
Beginning at the intersection of the Easterly right of way line of U.S. Highway 50 as it now exists and the Nevada-California State Line as it now exists, being the true point of beginning; thence Northeasterly along said right of way line of U.S. Highway 50, North 28°02’ East. 680.50 feet; thence leaving Highway 50, South 61°58’ East, 102.73 feet; thence South 85°19’ East, 95.69 feet; thence South 61°58” East, 260.00 feet; thence North 28°02’ East, 87.87 feet; thence South 61°58’ East, 247.89 feet, more or less, to a point on the existing fence along the Easterly line of that certain parcel of land described as Parcel 2 in the

Deed from Park Cattle Company to Harrah’s Club, recorded December 28, 1967 in Book 56, Page 334, File No. 39715 Official Records; thence along said fence line, South 32°55’East, 194.91 feet, more or less to a found brass capped concrete monument marked RE 933; thence continuing along a fence on the Easterly line of that certain parcel of land described as Parcel 2 in the previously mentioned Deed, South 0°25’42” East, 783.03 feet to a point on the North line of the Southeast ¼ of the Southeast ¼ of Section 27, Township 13 North, Range 18 East, M.D.B.&M., said point being marked on the ground by a found brass capped concrete monument marked RE 933; thence Easterly along said line, South 89°51’54” East, 279 feet, more or less, to the West line of the proposed relocation of U.S. Highway 50 right of way; thence Southwesterly and Northwesterly along said line of the proposed relocation of U.S. Highway 50, the following courses per Highway bearings and distances: South 45°26’04” West, 62.60 feet; thence South 62°56’14” West 193.09 feet; thence South 42°34’22” West, 167.96 feet; thence North 73°22’13” West, 88.54 feet; thence North 59°10’02” West, 101.98 feet; thence North 47°54’42” West, 388.23 feet, along a curve to the left the tangent of which bears the last described course with a radius of 500.00 feet through a central angle of 20°36’41” for an arc distance of 179.87 feet to a point on the Nevada-California State Line as it now exists; thence Westerly along the Nevada-California State Line to the point of its intersection with the Easterly line of U.S. Highway 50 as it now exists, to the true point of beginning.
EXCEPTING THEREFROM that portion of said land deeded to Douglas County, a political subdivision of the State of Nevada, by Deed recorded January 9, 1979 in Book 1642, File No. 29467, Official Records.
APN: 1318-27-002-005 and 007
Document No. 723806 is provided pursuant to the requirements of Section 6.NRS 111.312.
PARCEL 2:
Together with non-exclusive easements and right-of-way for pedestrian and vehicular ingress and egress; and perpetual exclusive encroachment and maintenance easements, as set forth in that certain Reciprocal Easement Agreement recorded May 10, 1990 in Book 590, Page 1628 Doc/Inst. No. 225749, Official Records.
PARCEL 3:
Together with non-exclusive easements for Parking, UST Use and Access Areas and for vehicular and pedestrian ingress egress as described and delineated in that certain document entitled Easement Agreement, recorded February 26, 2010, in Book 210, Page 5424, as Document No. 759333, Official Records.
PARCEL 4:
All that certain real property situate in the County of Carson City, State of Nevada, described as follows:
The West 1/2 of the Southeast 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 31, Township 15 North, Range 20 East, M.D.B.&M.
EXCEPTING THEREFROM, any portion thereof, lying within Cochise Street, W. Roland Street, S. Carson Street or U.S. Highway 50 West.
APN: 9-284-01
Harvey’s Lake Tahoe (Tahoe Garage Propco) (Nevada) (leasehold interest)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF DOUGLAS, STATE OF NEVADA AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
A parcel of land located within a portion of Section 27, Township 13 North, Range 10 East, MDB&M, Douglas County, Nevada, being more particularly described as follows:
COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line at U.S. Highway 50;
Thence N. 48°42’34” W., 990.12 feet along the California-Nevada state line to the POINT OF BEGINNING;
Thence N. 48°42’34” W., 117.90 feet along the California-Nevada state line;
Thence N. 30°18’30” E., 172.01 feet;
Thence N. 70°15’01” W., 157.23 feet;
Thence N. 29°43’25” W., 86.29 feet;
Thence N. 00°50’44” E., 33.27 feet;

Thence N. 62°26’55” W., 72.14 feet to a point on the Easterly right-of-way line of Stateline Loop Road;
Thence N. 23°57’13” E., 121.09 feet along said Easterly right-of-way line;
Thence along said Easterly right-of-way line 144.33 feet along the arc of a curve to the right having a central angle of
07°04’04” and a radius of 1170.00 feet (chord bears N. 27°29’15” E., 144.24 feet);
Thence S. 62°03’50” E., 1396.61 feet to a point on the Westerly right-of-way line of U.S. Highway 50;
Thence S. 27°57’22” W., 296.01 feet along the Westerly right-of-way of U.S. Highway 50;
Thence N. 62°02’38” W., 289.93 feet;
Thence N. 80°14-14” W., 709.00 feet to the POINT OF BEGINNING
Document No. 434235 is provided pursuant to the requirements of Section 6.NRS 111.312.
PARCEL 2:
A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described us follows:
COMMENCING at a point lying at the intersection of the California-Nevada state line and the Westerly right-of-way line of U.S. Highway 50;
Thence N. 48°42'34" W., 1108.02 feet along the California -Nevada state line to the POINT OF BEGINNING;
Thence N. 48°42'34" W., 306.26 feet along the California-Nevada state line to a point on the Easterly right-or-way line of Stateline Loop Road;
Thence N. 23°57'13" E., 154.41 feet along the Easterly right-of-way line of Stateline Loop Road;
Thence S. 62°26'55" E., 72.14 feet;
Thence S. 00°50'44" W., 33.27 feet;
Thence S. 29°43'25" E., 86.29 feet;
Thence S. 70°15'01" E., 157.23 feet;
Thence S. 30°18'30" W., 172.01 feet to the POINT OF BEGINNING.
Document No. 434233 is provided pursuant to the requirements of Section 6.NRS 111.312.
The above Parcel 1 and 2 is also described as a whole parcel by that certain legal description contained in the Boundary Line Adjustment Grant Bargain, Sale Deed recorded March 8, 2013 as Document No. 819513 as follows:
A parcel of land located within Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described as follows:
BEGINNING at a point being the intersection the Easterly right-of-way line of Lake Parkway and the California-Nevada State Line which bears S. 50°37'18" W., 3759.09 feet from the Northeast corner of said Section 27;
Thence N. 23°59'13" E., along said Easterly right-of-way line, 275.26 feet;
Thence, continuing along said Easterly right-of-way line, 144.26 feet along the arc of a curve to the right having a central angle of 07°03' 51" and a radius of 1,170.00 feet, (chord bears N. 27°31'09" E., 144.16 feet);
Thence S. 62°01 '24" E., 293.17 to a brass cap at the Southwesterly corner of the 20.836 acre Park Cattle Company parcel as shown on the Record of Survey Supporting a Boundary Line Adjustment for Park Cattle Co., Document No. 274260, of the Douglas County Recorder's office;
Thence S. 62°01'24" E., along the Southwesterly line of said parcel, 1105.54 to the Northwesterly right-of-way line of U.S. Highway 50;
Thence S. 27°59'57" W., along said right-of-way line, 296.01 feet to the Northeasterly corner of the Harvey's Tahoe Management Company, Inc. parcel as described in the deed, Document No. 723806, of the Douglas County Recorder's office;
Thence along the Northerly line of said Harvey's parcel the following four courses;
N. 62°00'03" W., 289.93 feet;
N. 80°11'39" W., 613.21 feet;

S. 48°39'46" E., 11.05 feet;
N. 80°11'39" W., 95.61 feet to a point on the California-Nevada State Line;
Thence N. 48°39'46" W., along said State Line, 12.93 feet to a G.L.O. brass cap State Line monument as shown on said Record of Survey, Document No. 274260;
Thence N. 48°42'34" W., continuing along said State Line, 424.48 feet to the POINT OF BEGINNING.
Said land is also shown on the Record of Survey to Support a Boundary Line Adjustment for Edgewood Companies, F.K.A. Park Cattle Company, according to the map thereof, filed in the office of the County Recorder of Douglas County, State of Nevada on March 8, 2013, in Book 313, Page 1687, as File No. 819512, Official Records.
APN: 1318-27-001-013
Document No. 819513 is provided pursuant to the requirements of Section 6.NRS 111.312.
Harvey’s Lake Tahoe (Harveys Tahoe Management Company)
PARCEL 3:
All that certain piece or parcel of land situate in the Northeast ¼ of the Southeast ¼ of Section 27, Township 13 North, Range 18 East, M.D.B.&M., County of Douglas, State of Nevada, described as follows:
BEGINNING at the intersection of the California-Nevada State line with the Westerly line of U.S. Highway 50; thence North
27°57’22” East along the Westerly line of said U.S. Highway 50, a distance of 154.80 feet; thence North 56°30” West, a distance of 291.50 feet; thence North 27°57’22” East, a distance of 266.35 feet to a point on the Northerly line of parcel conveyed to Harvey Gross, et al, by Deed recorded June 2, 1944, in Book W of Deeds, Page 597, Douglas County, Nevada, records; thence along the Northerly line of said parcel North 80°14’14” West, a distance of 613.15 feet to the Northeasterly corner of parcel conveyed to William McCallum, et al, by Deed recorded November 24, 1952, in Book A-1 of Deeds, Page 351, Douglas County, Nevada, records; thence along the Northeasterly and Southeasterly line of said McCallum parcel, the two following courses and distances: South 48°43’15” East, a distance of 211.24 feet and South 41°16’45” West, a distance of 50.00 feet to a point on said California-Nevada State Line; thence South 48°43’15” East along the last mentioned line, a distance of 697.47 feet to the POINT OF BEGINNING, said parcel being further shown as Parcel No. 1 of that certain Record of Survey filed for record in the office of the County Recorder on June 29, 1971 as File No. 60370, in Book 102, Page 544.
A portion of APN: 1318-27-002-002
Document No. 723806 is provided pursuant to the requirements of Section 6.NRS 111.312.
PARCEL 4:
That portion of the Southeast ¼ of Section 27, Township 13 North, Range 18 East, M.D.B.&M., that is described as follows:
Commencing at a point on the Westerly right-of-way line of the Nevada State Highway U.S. 50, which is 154.80 feet North 27°57’22” East of the intersection of the California-Nevada State Line boundary with the Westerly right of way of the Nevada U.S. Route 50; thence first course North 27°57’22” East, a distance of 389.99 feet to a point on the Westerly right of way line of the Nevada State Highway U.S. Route 50; thence second course North 80°14’14” West, a distance of 305.18 (305.48 record) feet; thence third course South 27°57’22” West, a distance of 266.35 feet; thence fourth course South 56°30” East, a distance of 291.50 feet to the point of beginning, said land being further shown as Parcel No. 2 on that certain Record of Survey filed for record in the office of the County Recorder of Douglas County, Nevada on June 29, 1971 as File No. 60370, in Book 102, Page 544.
EXCEPTING THEREFROM a parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., Douglas County, Nevada, being more particularly described as follows:
Commencing at a point lying at the intersection of California-Nevada State line and the Westerly right of way line of U.S. Highway 50; thence North 27°57’22” East, 449.50 feet along the Westerly right of way line of U.S. Highway 50 to the point of beginning; thence North 62°02’38” West, 289.93 feet to the Northwest corner of Parcel 2 as shown on the map filed within the Official Records of Douglas County, Nevada on June 29, 1971, in Book 102, Page 544 as Document No. 60370; thence South 80°14’14” East, 305.18 feet along the Northerly line of said Parcel 2 to a point on the Westerly line of U.S. Highway 50; thence South 27°57’22” West, 95.29 feet along said Westerly right of way line of U.S. Highway 50 to the point of beginning.
A portion of APN: 1318-27-002-002

Harvey’s Lake Tahoe (California) (leasehold interest)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SOUTH LAKE TAHOE, COUNTY OF EL DORADO, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
A parcel of land located within a portion of Section 27, Township 13 North, Range 18 East, M.D.B.&M., El Dorado County, California, being more particularly described as follows:
Commencing at a point lying at the intersection of the California-Nevada State Line and the westerly right of way line of U.S. Highway 50; Thence North 48° 42' 34" West, 1104.38 feet along the California-Nevada State Line to the point of beginning; thence South 88° 32' 23" West, 290.89 feet along the Northerly right of way line of Stateline Avenue; thence along the Easterly right of way line of Stateline Loop Road, 37.84 feet along the arc of a curve to the right having a central angle of 108° 24' 37" and a radius of 20.00 feet (chord bears North 37° 15' 44" West, 32.44 feet); thence continuing along the Easterly right of way line of Stateline Loop Road, 75.86 feet along the arc of a non-tangent compound curve having a central angle of 07° 00' 36" and a radius of 620.00 feet (chord bears North 20° 26' 55" East, 75.81 feet); thence North 23° 57' 13" East, 125.90 feet to a point on the California-Nevada State Line; thence departing said Easterly right of way line of Stateline Loop Road, South 48° 42' 34" East, 309.89 feet along the California-Nevada State Line to the point of beginning.
Harrah’s Reno
All that certain real property situate in the County of Washoe, State of Nevada, described as follows:
PARCEL 1A:
Lot 13, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 1B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-37
PARCEL 2A:
Lots 14 and 15, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 2B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-38
PARCEL 3A:
Lot 16, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 3B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-39
PARCEL 4A:
Lot 17, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 4B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-40
PARCEL 5A:

Lot 18 and the West ½ of Lot 19, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 5B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-41
PARCEL 6A:
The East one-half of Lot 19 and the West 4 feet of Lot 20, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. The East 21 feet of Lot 20, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 6B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-42
PARCEL 7A:
Lots 21 through 24, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 7B:
All that portion of East Douglas Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-43
PARCEL 8A:
The North 15 feet of Lot 3 and the South 32 feet of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 8B:
All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No.2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-45
PARCEL 9A:
The North 18 feet of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 9B:
All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-46
PARCEL 10A:
The South half of Lot 5 and the North 6 inches(10 inches more or less per Survey) of Lot 4, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. The North half of Lot 5, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 10B:
All that portion of Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.

APN: 011-052-47
PARCEL 11A:
Lot 6, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 11B:
All that portion of East Douglas Alley and Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, Official Records Washoe County, State of Nevada.
APN: 011-052-48
PARCEL 12:
Parcel 2 as shown on “Parcel Map 3531 for G and S Investment Company, a Nevada Limited Partnership a portion of Original Reno Townsite Between Blocks H and P-Section 11, T19N, R19E, MDM, Reno, Washoe County, Nevada”, recorded June 18, 1999, Document No. 2352376 in the Office of the County Recorder of Washoe County, Nevada.
APN: 011-370-50
Harrah’s Reno
PARCEL 13A: The Northerly 36 feet of Lot 2, and the Southerly 35 feet of Lot 3 in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 13B: All that portion of Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada. APN: 011-052-32
PARCEL 14A: Lot 1 and the South 14 feet of Lot 2, in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 14B: All that portion of Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada. APN: 011-052-33
PARCEL 15A: Lots 7, 8, 9, 10, 11 and 12 in Block P of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 15B: All that portion of East Douglas Alley and Lincoln Alley granted by Order of Abandonment recorded February 22, 2000, as Document No. 2423996, and Lincoln Alley granted by Order of Abandonment recorded March 19, 1990, as Document No. 1386768, Official Records Washoe County, State of Nevada APN: 011-052-35, 36 and 44
PARCEL 16: Portions of public streets within the City of Reno, as shown on the official map of Town of Reno, Washoe County, Nevada, August 1, 1868, being more particularly described as follows: Beginning at the southwesterly corner of Lot 13 of Block P of the Town of Reno and proceeding thence in a southerly direction along the westerly line of said Block to the southwesterly corner of said Block; Thence proceeding along the southerly line of said Block in an easterly direction to the southeasterly corner of said Block; Thence proceeding along the easterly line of said block corner in a northerly direction to the southeasterly of Lot 24 of said Block; Thence proceeding along the easterly prolongation of the southerly line of said Lot 24 to the centerline of North Center Street; Thence along said line in a southerly direction to the centerline of East Second Street; Thence along said line in a westerly direction to the centerline of North Virginia Street; Thence along said line a northerly direction to the westerly prolongation of the southerly line of said Lot 13; Thence along said line in an easterly direction to the TRUE POINT OF BEGINNING. Document Number 2910777 is provided pursuant to the requirements of Section 6.NRS 111.312
PARCEL 17: Portions of public streets and alleys within the City of Reno as shown on the Official Map of the Town of Reno, Washoe County, Nevada, August 1, 1868, being more particularly described as follows: Beginning at the southwesterly corner of Block Q of the Town of Reno and proceeding thence in an easterly direction along southerly line of said Block to the southeasterly corner of said Block; Thence along the easterly line of said Block in a northerly direction 230 feet; Thence in a westerly direction along a line parallel to the southerly line of said block 160 feet; Thence along a line parallel to the easterly line of said Block in a northerly direction 90 feet, to a point on the southerly line of Lot 16 of said Block; Thence in an easterly direction along the southerly lines of Lots 16, 17, 18, 19, 20, 21 and 22, 160 feet to the southeasterly corner of Lot 22 of said Block; Thence along the easterly line of said Lot in a northerly direction 50 feet; Thence along the line parallel to the southerly line of said Block in an easterly direction to a point on the centerline of Lake Street; Thence along said line in a southerly direction 60 feet; Thence in a westerly direction along the line parallel to the southerly line of said Block 190 feet; Thence along a line parallel to the easterly line of said Block in a southerly direction 70 feet; Thence along a line parallel with the southerly line of said Block in an easterly direction 190 feet, to a point on the centerline of Lake Street; Thence along said line in a southerly direction to the center line of East Second Street; Thence along said line in a westerly direction to the centerline of North Center Street; Thence along said line in a northerly direction 320 feet; Thence easterly along a line parallel to the southerly line of said Block to a point on the westerly of said Block; Thence along said line in a southerly direction 320 feet to the TRUE POINT OF BEGINNING. Document Number 2910777 is provided pursuant to the requirements of Section 6.NRS 111.312
PARCEL 18: Commencing at the Northeast corner of Second Street and Center Street, the same being the Southwest corner of Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence Northerly along the East line of North Center Street, a distance of 51’3”; Thence Easterly a distance of 86 feet to a point 52’6” North of the North side line of Second Street; Thence Easterly parallel with the North side line of Second Street, 54 feet to the West line of an alley running Northerly and Southerly through said Block Q; Thence Southerly along the West line of said alley to the North side line of Second Street; Thence Westerly along the North side line of said Second Street a distance of 140 feet to the point of beginning. APN: 011-071-09
PARCEL 19A: Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 19B: The West one-half of that portion of the North-South alley vacated by the City of Reno, by Order of Abandonment recorded October 29, 1979 in Book 1445, Page 215, File No. 638561, Official Records, and re-recorded November 8, 1979 in Book 1448, Page 951, File No. 640621, Official Records which lies Easterly of the Northerly and Southerly extension of the Easterly line of Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. APN: 011-071-25
PARCEL 20A: Portion of Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, being more particularly described as follows: Beginning at a point on the Easterly line of Center Street, 1’3” Northerly from the Southwest corner of Lot 2 of said Block Q; Thence Easterly 86 feet to a point 52’6” Northerly from the North line of Second Street; Thence Easterly parallel with the North line of Second Street, 54 feet to the West line of an alley running Northerly and Southerly through said Block Q; Thence Northerly along the West line of said alley 47’6” to the Northeast corner of Lot 2 in said Block Q; Thence Westerly along the North line of said Lot 2 a distance of 140 feet to the East line of Center Street; Thence Southerly along the East line of Center Street, a distance of 48’9” to the point of beginning.
PARCEL 20B: Lots 4 and 5 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 20C: Lots 8, 9 and 10 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. EXCEPTING THEREFROM that portion of Lot 10 conveyed to the City of Reno and described in Deed of Dedication recorded January 19, 1995 in Book 4231, Page 972 as Document No. 1865294 of Official Records.
PARCEL 20D: Lot 7 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871. EXCEPTING THEREFROM the North 20 feet of said Lot 7, conveyed to the City of Reno, by Quitclaim Deed recorded September 18, 1979 in Book 1430, page 962, File No. 630152, Official Records.
PARCEL 20E: Lots 11 through 22, inclusive in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 20F: That portion of the North-South alley vacated by the City of Reno, by Order of Abandonment, recorded October 29, 1979 in Book 1445, Page 215, File No. 638561, Official Records, and re-recorded November 8, 1979 in Book 1448, page 951, File No. 640621, Official Records, described as follows: Beginning at the Southeast corner of Lot 1 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence along the Easterly ends of the tier of lots to a point in the Easterly end of Lot 4, 180 feet Northerly of said point of beginning; Thence Easterly at a right angle 20 feet to a point in the Westerly end of Lot 7, 20 feet Southerly of the Northwest corner thereof; Thence along the Westerly ends of the tier of lots, 180 feet to the Southwesterly corner of Lot 10 in said block; Thence at a right angle of 20 feet to the point of beginning. EXCEPTING THEREFROM that portion of the West one-half of said vacated alley which lies Easterly of the Northerly and Southerly extension of the Easterly line of Lot 3 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.
PARCEL 20G: That portion of the East-West alley vacated by the City of Reno by Order of Abandonment, recorded October 29, 1979 in Book 1445, page 215, File No. 638561 and re-recorded November 8, 1979 in Book 1448, page 951, File No.

640621, Official Records, described as follows: Beginning at the Southwest corner of Lot 11 in Block Q of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; Thence along the Southerly ends of the tier of lots to a point in the Southerly end of Lot 16, 140 feet Easterly of said point of beginning; Thence Southerly at a right angle 20 feet to the Northeasterly corner of Lot 5 of said Block; Thence along the Northerly line of said Lot 5, 140 feet to the Northwesterly corner of said Lot 5; Thence at right angle 20 feet to the point of beginning. APN: 011-071-26 Document Number 3715997 is provided pursuant to the requirements of Section 6.NRS 111.312
PARCEL 21: Parcel B as shown on the Record of Survey Showing a Lot Line Adjustment for Embassy Suites, Inc., Record of Survey Map No. 3197, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on March 5, 1997, as File No. 2077500, Official Records, being more particularly described as follows: A parcel of land situate in Section 8 and 17, Township 19 North, Range 19 East, M.D.B.&M., Reno, Washoe County, Nevada, and more particularly described as follows: Beginning at a point on the Northerly line of the 14.08 acre parcel as shown on Record of Survey Map No. 2064, from which the Southeast corner of said Section 8 bears South 67°24'08" East a distance of 1405.89 feet; Thence South 55°38'00" West a distance of 217.88 feet; Thence along a tangent circular curve to the right with a radius of 7134.00 feet and a central angle of 16°01'58" an arc length of 1996.27 feet; Thence with a non-tangent line South 36°02'00" East a distance of 78.94 feet; Thence North 56°46'58" East a distance of 196.19 feet; Thence North 69°43'20" East a distance of 171.00 feet; Thence South 82°14'25" East a distance of 41.99 feet; Thence North 82°01'20" East a distance of 283.00 feet; Thence North 66°29'50" East a distance of 101.00 feet; Thence North 38°02'00" East a distance of 209.52 feet; Thence North 62°19'19" East a distance of 379.08 feet; Thence South 87°25'20" East a distance of 174.84 feet; Thence North 88°23'00" East a distance of 96.00 feet; Thence North 55°47'10" East a distance of 642.94 feet; Thence North 34°12'50" West a distance of 159.50 feet to the Point of Beginning. APN: 039-170-24 Document No. 2077499 is provided pursuant to the requirements of Section 6.NRS 111.312.
Harrah’s Reno
All that certain real property situate in the County of Washoe, State of Nevada, described as follows:
Lot 5, 6, 7 and 8 in Block 5 as shown on the map of Evans North Addition, Tract Map No. 24, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on December 16, 1879.
APN: 007-501-10, 11, 12 and 13
Bluegrass Downs
TRACT 1:
(Map Number 094-20-01-022)
Beginning at a 1/2" rebar located S. 55° 05' 21" E., 93.65 feet from a 1" iron pipe marking the northeast corner of Stuart Nelson Park, said northeast corner of Stuart Nelson Park located approximately 343 feet west of the centerline of Metcalf Lane, if extended, and located approximately 2436 feet north of the north right-of-way line of Hinkleville Road (U.S. Highway 60); thence from said point of beginning and along the north line of Stuart Nelson Park, N. 55° 05' 21" W., 458.52 feet to a 1/2" rebar located at the southeast corner of J.E.D.D., as recorded in Deed Book 695, Page 849 in the McCracken County Court Clerk's Office; thence along the east line of said J.E.D.D., N. 15° 02' 24" E., 666.47 feet to a 1/2" rebar located on the south line of Illinois Central Railroad; thence along the south line of Illinois Central Railroad, N. 82° 27' 04" E., 561.21 feet to a 1/2" rebar located on the East line of H. G. Ullerich, as recorded in Deed Book 282, Page 113, aforesaid clerk's office; thence along said Ullerich's East line, S. 19° 49' 41" W., 1041.53 feet to the point of beginning.
Being in all respects the same property conveyed to Players Bluegrass Downs, Inc., a Kentucky Corporation, by deed dated and recorded November 22, 1993, in Deed Book 801, Page 408, McCracken County Court Clerk's Office.
TRACT 2:
(Map Number 095-30-00-001)
Commencing at a right-of-way monument located on the East side of Metcalf Lane, 46 feet left of centerline station 107+45.00 as shown on the Kentucky Department of Transportation plans for Hinkleville Road, Project No. S.P. 73-6172; thence along the North right-of-way line of Hinkleville Road, S. 87° 07' 11" E., 746.09 feet; thence along the West right-of-way line of Downs Drive, N. 1° 55' 08" E., 400.04 feet to a 1/2" rebar located at the northwest corner of Downs Drive and said rebar being the point of beginning of the property herein described; thence from said point of beginning and along the North line of N. S. Rhodes Property, as recorded in Deed Book 716, Page 626 in the McCracken County Court Clerk's Office, N. 87° 08' 26" W., 440.94 feet to a 1/2" rebar located on the East line of H. W. Roberts, Jr. Property, as recorded in Deed Book 540, Page 295, aforesaid clerk's office; thence along the East line of C. S. Pirtle, as recorded in Deed Book 429, Page 531 and Deed Book 667,

Page 704, aforesaid clerk's office, Mary Sue Taylor, as recorded in Deed Book 783, Page 748, aforesaid clerk's office, and Barbara Riley, as recorded in Deed Book 530, Page 688, aforesaid clerk's office, N. 02° 27' 00" E., 719.12 feet to a 1/2" rebar; thence along the North Property line of said Barbara Riley, N. 87° 43' 24" W., 316.20 feet to a 1/2" rebar located at the Northeast corner of Metcalf Lane; thence N. 87° 37' 18" E., 5.00 feet from said northwest corner; thence along the west right-of-way line of Metcalf Lane, 25 feet from and parallel to the centerline thereof, S. 02° 22' 42" W., 92.00 feet to a 1/2" rebar located on the North Line of D. F. Crosthwaite, as recorded in Deed Book 471, Page 564, aforesaid clerk's office; thence along said Crosthwaite's North line, N. 87° 37’ 18” W. 317.95 feet to a 1/2” rebar located at the northwest corner of said Crosthwaite; thence N. 02° 25' 25" E. 953.75 feet to a 1/2" rebar located at the southeast corner of Stuart Nelson Park; thence along the East line of Stuart Nelson Park, N. 02° 12' 35" E., 461.23 feet to a 1" iron pipe located at the Northeast corner of Stuart Nelson Park; thence S. 55° 05' 21" E., 93.65 feet to a 1/2" rebar; thence N. 19° 49' 41" E., 40.68 feet to a 1/2" rebar located at the Southwest corner of H. G. Ullerich, as recorded in Deed Book 282, Page 113, aforesaid clerk's office; thence along the South Line of H. G. Ullerich, as recorded in Deed Book 282, Pages 34 and 113, aforesaid clerk's office, Helen Gramse, as recorded in Deed Book 240, Page 508, aforesaid clerk's office, and William Baumer, as recorded in Deed Book 723, Page 557, aforesaid clerk's office, the following three calls: S. 59° 40' 47" E., 1655.72 feet to a 1/2" rebar; S. 63° 24' 13" E., 94.30 feet to a 1/2" rebar; S. 59° 03' 33" E., 1054.28 feet to a 1/2" rebar located on the West right-of-way line of the Floodwall, S. 24° 02' 34" W. 40.29 feet to a 1/2" rebar located on the North line of Gibraltar Management Co., Inc., as recorded in Deed Book 528, Page 298 and Deed Book 559, Page 81, aforesaid clerk's office; thence along said Gibraltor Management Co., Inc. Property, the following three calls: N. 59° 03' 33" W., 1057.60 feet to a nail in the race track, thence N. 63° 24' 13" W., 94.09 feet to a nail in the race track; thence S. 03° 20' 54" W., 1225.40 feet to a 1/2" rebar located at the Northeast corner of Wynn Sales and Service, Inc., as recorded in Deed Book 667, Page 786, aforesaid clerk's office; thence along the north line of said Wynn Sales and Service, Inc., N. 87° 08' 26" W., 335.75 feet to a 1/2" rebar located at the Northeast corner of Downs Drive; thence N. 87° 08' 26" W., 60.00 feet to the point of beginning.
Less and except an off-conveyance to the City of Paducah (1.065 acres) by deed dated December 17, 2004, of record in Deed Book 1055, page 180, aforesaid clerk’s office.
BEING in all respects the same property conveyed to Players Bluegrass Downs, Inc., a Kentucky Corporation, by deed dated and recorded November 22, 1993, in Deed Book 801, Page 411, McCracken County Court Clerk's Office.
Bluegrass Downs - Tract 3
TRACT 3:
(Map Number 095-10-00-014.01)
Being Parcel B, containing 9.480 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah's Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:
Being a tract of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows: Beginning at a steel rod, ½ inch in diameter by 30 inches line with a plastic cap stamped "KRLS 1842" (hereinafter referred to as a steel rod and cap) set at the Southeasterly corner of the herein described property, said steel rod and cap being located North 02° 25' 25" East, a distance of 714.83 feet from a mag nail set on the Northerly right of way line of U.S. Highway 60, with said mag nail being located North 87° 08' 15" West, a distance of 307.10 feet from a concrete right of way marker located at the intersection of said Northerly right of way line with the Westerly right of way line of Metcalf Lane; thence from said point of beginning proceed North 86° 34' 29" West along and with the Southerly line of the herein described parcel 328.86 feet to a rebar with a metal cap found at the Southwesterly corner of the subject site herein described; thence North 02° 31' 05" East, along and with the Westerly line of said site, 1,259.80 feet to a one inch diameter iron pipe found; the Northwesterly corner of the herein descried tract; thence South 86° 34' 19" East, a distance of 326.78 feet to a steel rod and cap set at the Northeasterly corner of the subject site; thence South 02° 25' 25" West, a distance of 1,259.82 feet to the point of beginning.
Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah's Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the McCracken County Clerk’s office
Being the same property leased to by unrecorded lease dated May 22, 1987, by and between Inez Johnson and Coy Stacey and Bobby Dextor, the Original Lessees, and subsequently assigned to Bluegrass Downs of Paducah, Ltd., (“Successor Lessee”) by an unrecorded Assignment of Lease dated June 1, 1987, all as evidenced of record by Memorandum of Lease dated June 1, 1987, of record in Deed Book 703, page 373. Said Successor Lessee having assigned all of its right, title and interest in and to said Lease to Players Bluegrass Downs, Inc., a Kentucky corporation, by Assignment of Lease dated November 22, 1993, as evidenced of record by memorandum thereof recorded in Deed Book 801, page 405, and as further affected by Agreement between Inez Johnson and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, page 367, all in the aforesaid clerk’s office.
Bluegrass Downs - Tract 4
TRACT 4:
(A part of Map Number 095-10-00-014)
Being Parcel A, containing 1.950 acres more or less, as shown on Waiver of Subdivision, Plat of Survey for Harrah's Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, McCracken County Clerk’s Office, and being more particularly described as follows:
Being a parcel of land located North of U.S. Highway 60 or Park Avenue and West of Metcalf Lane in the City of Paducah, McCracken County, Kentucky, more particularly described as follows:
Beginning at a steel rod, ½” diameter by 30" long with a plastic cap stamped "KRLS 1842" set at the time of this survey (hereinafter referred to as a steel rod and cap) at the Southeasterly corner of the herein described property, said steel rod and cap being located N. 02°-25'-25" E., a distance of 229.35 feet from a mag. Nail set on the Northwesterly right-of-way line of U.S. Highway 60 with said Mag. Nail being located N. 87°-08'-15" W., as distance of 307.10 feet from a concrete right-of-way marker located at the intersection of said Northerly right-of-way line with the Westerly right-of-way line of Metcalf Lane; thence from said point of beginning proceed N. 87°-55'-41" W. along and with the Southwestly line of the herein described parcel and with an existing six foot high chain link fence, 167.45 feet to a steel rod and cap set at the Southwesterly corner of the herein described property; thence N 25°-31'-05" W. and continuing along and with said chain-link fence, a distance of 20.17 feet to a steel rod and cap set on the Westerly line of the herein described parcel of land, thence N 03°03'-47" E. along and with the Westerly line aforesaid and continuing along and with the chain-link fence aforesaid, 471.72 feet to a steel road and cap set, the Northwesterly corner of the subject property; thence S 86°-34'-29" E. along and with the Northerly line of said subject site, 171.66 feet to a steel rod and cap set, the Northeasterly corner of said site; thence S 02°-25'-25" W. along and with an existing six foot high chain-link fence, 485.48 feet to the point of beginning.
Together with a non-exclusive 40 foot wide easement for ingress and egress set forth in Agreement by and among Inez Johnson, Wayne Simpson and Players Bluegrass Downs, Inc. dated December 16, 1999 recorded Deed Book 929, Page 367, and as shown on as shown on Waiver of Subdivision, Plat of Survey for Harrah's Entertainment recorded on January 11, 2000 in Plat Section L, Page 404, both in the Office aforesaid.
Being the same property leased to Wayne Simpson and Gloria Simpson from Inez Johnson, by unrecorded lease dated July 31, 1987, and assigned to Players Bluegrass Downs, Inc., by Assignment of Lease dated June 13, 1994, of record in Deed Book 805, Page 423, in the office aforesaid, and as amended by Agreement between Inez Johnson, Wayne Simpson and Gloria Simpson, husband and wife, and Players Bluegrass Downs, Inc., dated December 16, 1999, recorded in Deed Book 929, Page 343, all in the office aforesaid
Caesars Atlantic City (Boardwalk Regency - Pleasantville)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:
TRACT 1:
BEGINNING AT A POINT IN THE EASTERLY LINE OF MILL ROAD (TAX MAP WIDTH = 33'), SOUTH 11 DEGREES, 31 MINUTES, 30 SECONDS WEST, 1054.25 FEET FROM THE SOUTHERLY LINE OF DELILAH ROAD (TAX MAP WIDTH 66'), IF SAME WERE EXTENDED TO INTERSECT THE EASTERLY LINE OF MILL ROAD, SAID POINT ALSO BEING IN THE CENTER OF THE OLD ADAMS ROAD (ALSO KNOWN AS ADAMS LANE OR ADAMS ROAD) AS INDICATED IN DEED, AND EXTENDED FROM SAID BEGINNING POINT; THENCE
1. SOUTH 58 DEGREES, 26 MINUTES, 57 SECONDS EAST IN AND ALONG THE CENTERLINE OF THE OLD ADAMS ROAD, ALSO IN AND ALONG THE SOUTHERLY LINE OF LOT 2.01 IN BLOCK 166 AS SHOWN ON THE CURRENT PLEASANTVILLE CITY TAX MAP, 115.20 FEET TO AN ANGLE POINT; THENCE
2.    SOUTH 40 DEGREES, 18 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 187.44 FEET TO AN ANGLE POINT; THENCE
3.    SOUTH 46 DEGREES, 11 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 109.56 FEET TO AN ANGLE POINT; THENCE
4.    SOUTH 37 DEGREES, 17 MINUTES, 57 SECONDS EAST CONTINUING IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 107.80 FEET TO AN ANGLE POINT; THENCE

5.    SOUTH 45 DEGREES, 47 MINUTES, 57 SECONDS EAST STILL IN AND ALONG THE CENTERLINE OF OLD ADAMS ROAD, 149.30 FEET TO A CONCRETE MONUMENT FOUND AT THE NORTHERLY CORNER OF LOT 5 IN BLOCK 165, ALSO BEING A CORNER TO LANDS NOW OR FORMERLY OF DANIEL MARTIN; THENCE
6.    SOUTH 25 DEGREES, 04 MINUTES, 03 SECONDS WEST IN AND ALONG THE LINE OF LANDS NOW OR FORMERLY OF DANIEL MARTIN, 237.69 FEET (DEED DISTANCE = 237.80 FEET) TO A CONCRETE MONUMENT FOUND AT AN ANGLE POINT IN THE WESTERLY LINE OF SAID LOT 5; THENCE
7.    NORTH 69 DEGREES, 29 MINUTES, 30 SECONDS WEST IN AND ALONG THE NORTHERLY LINE OF LOT 5, 505.62 FEET (DEED DISTANCE = 522.20 FEET) TO THE EASTERLY LINE OF MILL ROAD; THENCE
8.    NORTH 11 DEGREES, 31 MINUTES, 30 SECONDS EAST IN AND ALONG THE EASTERLY LINE OF MILL ROAD, 517.47 FEET (521.10 FEET DEED) TO THE POINT OF BEGINNING.
TRACT 2:
BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF DELILAH ROAD (AS WIDENED TO 33 FEET FROM FORMER CENTERLINE) WHERE THE SAME IS INTERSECTED BY A CURVE HAVING A RADIUS OF 35.00 FEET CONNECTING SAID LINE OF DELILAH ROAD AND THE EASTERLY LINE OF MILL ROAD (33 FEET WIDE) AND EXTENDING; THENCE
1. ALONG THE SOUTHWESTERLY LINE OF DELILAH ROAD, SOUTH 55 DEGREES 15 MINUTES 00 SECONDS EAST A DISTANCE OF 511.61 FEET TO A POINT IN THE
NORTHWESTERLY LINE OF LOT 2.02 BLOCK 166; THENCE
2.    ALONG SAID LINE OF LOT 2.02, SOUTH 35 DEGREES 41 MINUTES 10 SECONDS WEST A DISTANCE OF 362.46 FEET TO A POINT; THENCE
3.    PARALLEL WITH DELILAH ROAD, SOUTH 55 DEGREES 15 MINUTES 00 SECONDS EAST A DISTANCE OF 235.00 FEET TO A POINT IN THE NORTHWESTERLY LINE OF LOT 30.01; THENCE
4.    ALONG SAID LINE OF LOT 30.01, SOUTH 35 DEGREES 41 MINUTES 10 SECONDS WEST A DISTANCE OF 643.80 FEET (MEASURED) (659.70 FEET DEED) TO A POINT IN THE CENTER OF OLD ADAMS ROAD; THENCE
5.    ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 46 DEGREES 11 MINUTES 57 SECONDS WEST A DISTANCE OF 72.04 FEET TO A POINT; THENCE
6.    CONTINUING ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 40 DEGREES 18 MINUTES 57 SECONDS WEST A DISTANCE OF 187.44 FEET TO A POINT; THENCE
7.    CONTINUING ALONG THE CENTER OF OLD ADAMS ROAD, NORTH 58 DEGREES 26 MINUTES 57 SECONDS WEST A DISTANCE OF 115.21 FEET TO A POINT IN THE EASTERLY LINE OF MILL ROAD; THENCE
8.    ALONG SAID LINE OF MILL ROAD NORTH 11 DEGREES 31 MINUTES 30 SECONDS EAST A DISTANCE OF 1001.14 FEET TO A POINT OF CURVATURE; THENCE
9.    ALONG AN ARC CURVING TO THE RIGHT HAVING A RADIUS OF 35.00 FEET AN ARC DISTANCE OF 69.17 FEET TO THE POINT AND PLACE OF BEGINNING.
BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):
TRACT 1: BLOCK 165, LOT 24 ON THE OFFICIAL TAX MAP OF THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, STATE OF NEW JERSEY
TRACT 2: BLOCK 166, LOT 1 & 1-B01 ON THE OFFICIAL TAX MAP OF THE CITY OF PLEASANTVILLE, COUNTY OF ATLANTIC, STATE OF NEW JERSEY
BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY): on the official tax map of the Township of Egg Harbor, County of Atlantic, State of New Jersey
LAS VEGAS LAND ASSEMBLAGE

PARCEL 17: (APN 162-16-410-033)
Lots 79 and 80 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
PARCEL 18: (APN 162-16-410-036)

Lots 84 and 85 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.
PARCEL 19: (APN 162-16-410-037)
Lots 86 and 87 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.
PARCEL 20: (APN 162-16-410-038)
Lots 88 and 89 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.
PARCEL 11: (APN 162-16-410-050)
That portion of the North Half (N ½) of Section 21, Township 21 South, Range 61 East, M.D.M., more particularly described as follows:
Lot Three (3) as shown on file in File 62 of Parcel Maps, Page 64 in the office of the County Recorder, Clark County, Nevada.
AND (APN 162-21-110-001)
Lots One (1) and Two (2) in Block One (1) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the office of the County Recorder, Clark County, Nevada.
Excepting therefrom that portion as conveyed to Clark County by Deed recorded June 8, 1983, in Book 1747 as Document No. 1706535, of Official Records.
Further Excepting therefrom that portion as conveyed to Clark County by Deed recorded February 24, 1994, in Book 940224 as Document No. 00525, of Official Records.
Further Excepting therefrom that portion as relinquished to Clark County by that certain Resolution of Relinquishment of a portion of State Highway Right of Way recorded December 3, 2002, in Book 20021203 as Document No. 01508, of Official Records.
PARCEL 12: (APN 162-16-410-059)
PARCEL 12-1:
The South 160 feet measured along the West line of Lot 113 in Block 5 of FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
PARCEL 12-2:
The East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
EXCEPTING from Parcels 1 and 2, that portion of land lying Southerly of the left or Northerly right-of-way line of SR-592 (Flamingo Road) and Easterly of the Westerly right-of-way line of Koval Lane; Said Northerly right-of-way line of SR-592 (Flamingo Road) and said Westerly right-of-way line of Koval Lane being more fully described as follows, to wit;
BEGINNING at the intersection of the left or Northerly right-of-way line of SR-592 (Flamingo Road) with the Westerly boundary line of the East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 of FLAMING ESTATE SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, 61.64 feet left of and at right angles to Highway Engineer’s Station “GCW” 75+76.36 P.O.T.; Said Point of Beginning further described as bearing South 55°32’42” West, a distance of 235.20 feet from the North Quarter Corner of Section 21, Township 21 South, Range 61 East, M.D.M.; Thence from a tangent which bears North 89°59’03” East, curving to the right along said Northerly right-of way line, with a radius of 4,306 feet, through an angle of 1°06’38”, an arc distance of 83.46 feet to a point of reverse curvature; Thence from a tangent which bears South 88°54’19” East, curving to the left along said Northerly right-of-way line, with a radius of 54 feet, through an angle of 89°41’20”, an arc distance of 84.53 feet to a point, the last 7.76 feet being along the Westerly line of Koval Lane; Thence North 1°24’21” East, along said Westerly right of way line of Koval Lane, a distance of 74.85 feet to a point; Thence from a tangent which bears the last described course, curving to the right along said Westerly right-of-way line, with a radius of 106 feet, through an angle of 4°14’19”, an arc distance of 7.84 feet to an intersection with the North line of said Section 21, the Point of Ending 200.00 feet left of and at right angles to the centerline of SR-592 (Flamingo Road) at Highway Engineer’s Station “GCW” 77+13.39 P.O.T.; Said Point of Ending further described as bearing North 88°25’16” West, a distance of 53.17 feet from the North Quarter Corner of said Section 21.
(Deed Reference 20060602-0004546)
(APN 162-16-410-035)
Lot 83 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH that certain vacated walkway 10 feet wide adjoining said Land on the West boundary, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-034)
Lots 81 and 82 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH the Westerly portion of the 20 foot walkway 10 feet wide lying Easterly of Lot 82, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
PARCEL 13: (APN 162-21-102-006)
That portion of the Northwest Quarter (NW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, being more particularly described as follows:
COMMENCING at the Northeast corner of the Northwest Quarter (NW 1/4) of said Section 21 as delineated on that certain recorded Parcel Map performed by Ralph L. Kraemer at the instance of Richard Tam, et al, dated December 3, 1973 as Document No. 343769 in File 1 of Parcel Maps, Page 35 of Official Records, Clark County, Nevada;
THENCE South 0°20'17" East along the East line of the Northwest Quarter NW (1/4) of said Section 21 a distance of 250.20 feet to a point; THENCE North 88°01'45" West a distance of 40.03 feet to a point being the intersection of the South right of way line of Flamingo Road (Proposed 100.00 feet wide) and the West right of way line of Koval Lane (Present alignment 80.00 feet wide);
THENCE South 0°20’17”: East along the West right of way line of said Koval Lane a distance of 710.58 feet to a point being the Northeast corner of Lot 2 as delineated on the aforementioned Ralph L. Kraemer Parcel Map; said point also being the TRUE POINT OF BEGINNING; THENCE continuing South 0°20'17" East a distance of 450.00 feet to a point;
THENCE North 88°01'45" West a distance of 453.25 feet to a point in the West line of said Lot 2; THENCE North 0°09'35" West along said West line a distance of 449.95 feet to a point being the Northwest corner of said Lot 2; THENCE South 88°01'45" East along the North line thereof a distance of 451.85 feet to the TRUE POINT OF BEGINNING.
(Deed reference 20041221-03152).
PARCEL 14: (APN 162-21-202-006)
THAT PORTION OF THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:
LOT TWO (2) AS SHOWN BY MAP THEREOF IN FILE 1 OF PARCEL MAPS, PAGE 35, RECORDED DECEMBER 3, 1973 IN BOOK 384 AS DOCUMENT NO. 343769 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.
ALSO EXCEPTING THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769, RECORDED DECEMBER 3, 1973, AS FILE 1 OF PARCEL MAPS, PAGE 35, IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21; AND
ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.
FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST (NE) CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 AS DELINEATED ON THAT CERTAIN RECORDED PARCEL MAP PERFORMED BY RALPH L. KRAEMER AT THE INSTANCE OF RICHARD TAM, ET AL, DATED DECEMBER 3, 1973 AS DOCUMENT NO. 343769 IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY, NEVADA;
THENCE SOUTH 0°20’17” EAST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 250.20 FEET TO A POINT;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 40.03 FEET TO A POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF FLAMINGO ROAD (PURPOSED 100.00 FEET WIDE) AND THE WEST RIGHT OF WAY LINE OF KOVAL LANE (PRESENT ALIGNMENT 80.00 FEET WIDE);
THENCE SOUTH 0°20’17” EAST ALONG THE WEST RIGHT OF WAY LINE OF SAID KOVAL LANE A DISTANCE OF 710.58 FEET TO A POINT BEING THE NORTHEAST CORNER (NE COR.) OF LOT TWO (2) AS DELINEATED ON THE AFOREMENTIONED RALPH L. KRAEMER PARCEL MAP;
SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 0°20’17” EAST A DISTANCE OF 450.00 FEET TO A POINT;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 453.25 FEET TO A POINT IN THE WEST LINE OF SAID LOT TWO (2);
THENCE NORTH 0°09’35” WEST ALONG SAID WEST LINE A DISTANCE OF 449.95 FEET TO A POINT BEING THE NORTHWEST CORNER (NW COR.) OF SAID LOT TWO (2);
THENCE SOUTH 88°01’45” EAST ALONG THE NORTH LINE THEREOF A DISTANCE OF 451.85 FEET TO THE TRUE POINT OF BEGINNING.
AND FURTHER EXCEPTING THEREFROM:
THAT PORTION OF THE EAST HALF (E ½) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;
THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;
THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);
THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.

AND FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;
THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;
THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;
THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;
THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.
(Deed reference 20060802-05266).
PARCEL 15: (APN 162-21-202-003)
THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;
THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF SAID LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;
THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;
THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;
THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.
(Deed reference 20060802-05266).
PARCEL 16: (APN 162-21-202-007)
THAT PORTION OF THE EAST HALF (E ½) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;
THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);
THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT THE EAST 40 FEET AND THE SOUTH 40 FEET THEREOF CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES.
ALSO EXCEPT THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769 RECORDED DECEMBER 3, 1973 AS FILE 1 OF PARCEL MAPS, PAGE 35 IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:
ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21; AND
ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.
(Deed reference 20060802-05266).
PARCEL 8: (APN 162-16-410-042, 046, 047 and 090)
Lots 94, 95, 100, 101, 102 and 103 in Block Five (5) and Lots 75 and 76 in Block Four (4) of Flamingo Estates, as shown by map there on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada
Together with those portions of Albert Avenue and Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Together with those portions Audrie Street and the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.
AND (APN 162-16-410-048)
Lot 105 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Excepting therefrom the South 10 feet as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.
And further excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
Together with the following described parcel:
Lot 104 in Block Five (5) of Flamingo Estates as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Excepting therefrom that portion as conveyed to Clark County by Deed recorded December 31, 1973, in Book 391 as Document No. 350018, of Official Records, further described as follows:
The South Ten feet (10.00’) of Lot One Hundred Four (104) in Block Five (5) of Flamingo Estates as shown by map on file in Book 5, of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada; together with that certain spandrel or radius in the Southwest corner of said Lot One Hundred Four (104); Bounded on the Northeasterly side by a curve concave to the Northeast having a radius of 22.00 feet that is tangent at its Easterly extremity to a line parallel with and distant North 10.00 feet from the South line of said Lot One Hundred Four (104) and tangent at its Northerly extremity to the West line of said Lot One Hundred Four (104); bounded on the South side by the North line of the South 10.00 feet of said Lot One Hundred Four (104) and bounded on the West side by the West line of said Lot One Hundred Four (104). Excepting that portion previously conveyed by Flamingo estates above mentioned.

Also excepting therefrom that portion of said parcels as conveyed to the State of Nevada by documents October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
Together with that portion of Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Also together with the following described parcel:
Lot One Hundred Six (106) in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Excepting therefrom the Easterly 14 feet.
Further excepting therefrom the Westerly 20 feet of the Easterly 34 feet, not including the Southerly 135.50 feet.
Further excepting therefrom the South 10 feet of said Lot One Hundred Six (106), excepting the East 14 feet thereof, as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.
Also excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
AND (APN 162-16-410-043)
Lot 96 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada, further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 661.56 feet; thence South 01°36’34” West, departing said centerline, 30.00 feet to a point of the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; thence continuing South 01°36’34” West, 145.00 feet; thence North 88°23’26” West, 170.00 feet; thence North 01°36’34” East, 145.00 feet; thence South 88°23’26” East, 170.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-044)
Lot 97 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-045)
Lots 98 and 99 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada, said land being further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; Thence South 88°23’26” East along the centerline of said Albert Street, 491.56 feet; Thence South 01°36’34” West, departing said centerline, 30.00 feet to a point on the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; Thence continuing South 01°36’34” West, 145.00 feet; Thence North 88°23’26” West, 150.00 feet; Thence North 01°36’34” East, 145.00 feet; Thence South 88°23’26” East, 150.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.

AND (APN 162-16-410-091)
Lots 77 and 78 in Block Four (4) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 146.56 feet; thence North 01°36’34” East, departing said centerline, 30.00 feet to a point on the Northerly right-of-way line of Albert Avenue, said point also being the Point of Beginning. Thence South 88°23’26” East along said right-of-way line 140.00 feet; thence North 01°36’34” East, departing said right-of-way, 145.00 feet; thence North 88°23’26” West, 140.00 feet; thence South 01°36’34” West, 145.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Together with that portion of the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.
Harrah’s Airplane Hangar
That potion of the North Half (N ½) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
Commencing at the Center Quarter Corner (C ¼) of Section 28, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada; thence North 00°37’41” West, along the East line of the Northwest Quarter (NW ¼) of said Section 28, 14.05 feet to the point of beginning.
Thence North 89°21’35” West, departing said point of beginning 102.28 feet; thence North 00°38’25” East, 215.00 feet; thence South 89°21’35” East, 450.66 feet, to the beginning of a tangent curve concave southwesterly having a radius of 25.00 feet and a central angle of 114°00’00”; thence along the arc of said curve to the right, a distance of 49.76 feet to a point of tangency; thence South 24°40’16” West, 202.36 feet; thence North 89°21’35” West, 176.08 feet; thence North 00°38’25” East, 5.00 feet; thence North 89°21’35” West, 112.72 feet to the point of beginning.
Said legal description attached to that certain Second Amendment to Imperial Palace Lease Agreement dated October 7, 2003
Vacant Land at Turfway Park
PARCEL ONE:
Group Number: 2027
PIDN: 072-00-00-008.01
A parcel of land lying on the northwesterly side of Houston Road and adjacent to the northeast side of St. Luke West Hospital 21 acre site in Florence, Boone County, Kentucky and being more particularly described as follows:
BEGINNING at a point in the northwesterly right-of-way line of Houston Road, said point also being the most northeasterly corner of a 21 acre parcel previously conveyed to St. Luke West Hospital by Turfway Park Racing Association, Inc. and running thence
N 42-33-22 W, along the northeasterly side of St. Luke West Hospital 21 acre site, a distance of 89.60 feet, to a point, thence northwestwardly, along a curve toward the west, a chord bearing of N 52-28-27 W, a chord distance of 210.69 feet, an arc distance of 211.75 feet, to a point, thence N 67-13-53 W, a distance of 174.05 feet, to a point, thence southwestwardly, along a curve toward the south, a chord bearing of S 88-40-49 W, a chord distance of 273.90 feet, an arc distance of 276.16 feet, to a point, thence N 32-33-39 E, a distance of 754.71 feet, to a point, thence N 50-25-31 E, a distance of 660 feet, to a point, thence S 39-03-20 E, along the southwesterly side of Marydale, a distance of 245.36 feet, to a point, thence S 38-23-09 E, a distance of 454.64 feet, to a point, thence S 40-06-35 E, a distance of 87.12 feet, to a point in the northwesterly right-of-way line of Houston Road, thence S 46-45-40 W, along the northwesterly right-of-way line of Houston Road, a distance of 451.89 feet, to a point, thence continuing along the aforementioned right-of-way line as follows:
N 42-33-22 W - 15.39 feet;
S 47-26-38 W - 25 feet;
S 42-33-22 E - 15.68 feet;
S 46-45-30 W - 362.03 feet;
S 47-26-38 W - 182.95 feet, to the place of beginning, and containing 20.52 acres more or less.

BEING THE SAME LAND DESCRIBED AS FOLLOWS:
A parcel of land lying on the northwesterly side of Houston Road and adjacent to the northeast side of St. Luke West Hospital 21 acre site in Florence, Boone County, Kentucky and being more particularly described as follows:
BEGINNING at a point in the northwesterly right-of-way line of Houston Road, said point also being the most northeasterly corner of a 21 acre parcel previously conveyed to St. Luke West Hospital by Turfway Park Racing Association, Inc. and running thence:
N 42-33-22 W, along the northeasterly side of St. Luke West Hospital 21 acres site, a distance of 89.60 feet, to a point, thence N 52-28-27 W, a chord distance of 210.69 feet, an arc distance of 211.75 feet, to a point, thence N 67-13-53 W, a distance of 174.05 feet, to a point, thence southwestwardly, along a curve toward the south, a chord bearing of S 88-40-49 W, a chord distance of 273.90 feet, an arc distance of 276.16 feet, to a point, thence N 32-24-59 E, a distance of 754.71 feet, to a point, thence N 50-36-52 E, a distance of 659.55 feet, to a point, thence S 38-58-58 E, along the southwesterly side of Marydale, a distance of 245.36 feet, to a point, thence S 38-26-53 E, a distance of 454.64 feet, to a point, thence S 40-40-40 E, a distance of 86.75 feet, to a point in the northwesterly right-of-way line of Houston Road, thence S 45-45-40 W, along the northwesterly right-of-way line of Houston Road, a distance of 451.89 feet, to a point, thence continuing along the aforementioned right-of-way line as follows:
N 42-33-22 W - 15.39 feet,
S 47-26-38 W - 25 feet,
S 42-33-22 E - 15.68 feet,
S 46-45-40 W - 362.03 feet,
S 47-26-38 W - 182.95 feet, to the place of beginning, and containing 20.52 acres more or less
PARCEL TWO, TRACT 1:
Group Number: 2027
PIDN: 072-00-00-008.08
A parcel of land lying on the southeasterly side of Houston Road, and at the present easterly end of Beam Boulevard in Florence, Boone County, and being more particularly described as follows:
BEGINNING at a point in the southeasterly right-of-way line of Beam Boulevard, said point also being the northernmost corner of Lot 2, Turfway Square Subdivision, and running thence:
N 47-26-38 E, along the right-of-way of Beam Boulevard, a distance of 31.88 feet, to a point, thence,
N 42-33-22 W, a distance of 55 feet, to a point, thence,
N 47-26-38 E, a distance of 510.99 feet, to a point, thence,
S 28-20-03 E, along the dividing line between Diocese of Covington and Turfway Square, a distance of 1388.08 feet, to a point in the westerly right-of-way of Interstate 57, thence,
S 47-56-37 W, along the aforementioned right-of-way, a distance of 162.38 feet, to a point, thence;
S 10-35-12 W, a distance of 48.93 feet, to a point, thence,
N 42-33-22 E, along the north property line of Lot 2, a distance of 1318.47 feet, to the point of beginning and containing 11.462 acres more or less.
PARCEL TWO, TRACT 2:
Group Number: 2027
PIDN: 072-00-00-008.08
A parcel of land lying on the southeasterly side of Houston Road in Florence, Boone County, Kentucky, and being more particularly described as follows:
BEGINNING at a point in the southeasterly right-of-way line of Houston Road, said point also being the northernmost corner of Lot 8 of Turfway Square, Section 3, and running thence,
N 47-26-38 E, along the southeasterly right-of-way line of Houston Road, a distance of 554.44 feet, to a point, thence S 30-08-55 E, along the dividing line between Turfway Square and Diocese of Covington (Marydale), a distance of 102.39 feet, to a point, thence N 62-26-21 E, a distance of 18.27 feet, to a point, thence S 28-20-03 E, a distance of 159.16 feet, to a point, thence S 47-26-38 W, a distance of 510.99 feet, to a point, thence N 42-33-22 W, along the northeasterly line of Lot 8 of Turfway Square Subdivision, Section 3, a distance of 259 feet, to a place of beginning, and containing 3.185 acres more or less.

TOGETHER WITH easements and restrictions as set forth in Reciprocal Easement Agreement recorded in Easement Book 27, Page 250 in the offices of the Boone County Clerk at Burlington, Kentucky as prospectively amended and restated in their entirety, effective February 19, 1997, by Amended Reciprocal Easement Agreement dated February 19, 1997 recorded in Easement Book 46, Page 62 of the Boone County Clerk's Records at Burlington, Kentucky.
TOGETHER WITH easements for sewer, water and access as set forth in Easement Agreement dated November 13, 1991, recorded in Easement Book 27, page 292 of the Boone County Clerk's Records at Burlington, Kentucky.
All of the foregoing BEING the same property conveyed to TRIGGER REAL ESTATE CORPORATION by deed from Turfway Park Racing Association, Inc., a Kentucky corporation, dated July 15, 1998 and recorded in Deed Book 701, Page 171 of the Boone County Clerk’s records at Burlington, Kentucky.
Vacant Land in Splendora, TX
Lot 2, Block 2, White Oak Plantation Subdivision, Section 2, a subdivision in Montgomery County, Texas, according to the map or plat thereof recorded in Cabinet C, Sheet 198A, Map Records of Montgomery County, Texas.
Vacant Land in Missouri
PARCEL NO. 1: A parcel of ground being all of Lot 1 of the "Resubdivision Plat of Riverport Tract 7", a subdivision recorded as Daily No. 1065, on June 23, 1994, in Plat Book 327, pages 89 through 92, St. Louis County Recorder’s Office, said parcel being more particularly described as follows: Beginning at the most Southern corner of Lot 1, of said “Resubdivision Plat of Riverport Tract 7”, said corner being in the Northeastern line of a Levee Easement recorded in Book 8351, page 1184, St. Louis County Recorder’s Office; thence North 23 degrees 10 minutes 00 seconds West 1291.20 feet along the Southwestern line of said Lot 1, and along the Northeastern line of said Levee Easement, to an angle point therein; thence North 25 degrees 30 minutes 00 seconds East 250.00 feet along the Northwestern line of said Lot 1, being also the Southeastern line of said Levee Easement, to the most Southwestern corner of a Drainage and Storm Water Easement recorded in Book 8351 page 1187, St. Louis County Recorder’s Office; thence in a generally Northeastwardly direction, along the southeastern line of said Drainage and Storm Water Easement and along the Northwestern line of said Lot 1, the following courses and distances: North 50 degrees 03 minutes 29 seconds East 262.30 feet, North 28 degrees 16 minutes 56 seconds East 222.78 feet to a point of curve; thence Northeastwardly 246.83 feet along a curve to the right having a radius of 230.00 feet, the chord of which bears North 59 degrees 01 minute 32 seconds East 235.15 feet, to a point of tangency, in the Southern line of said Drainage and Storm Water Easement, and the Northern line of said Lot 1; thence North 89 degrees 46 minutes 09 seconds East 464.11 feet along the Southern line of said Drainage and Storm Water Easement, and the Northern line of said Lot 1, to the Northeastern corner of said Lot 1; thence South 23 degrees 10 minutes 00 seconds East 1521.93 feet along the Northeastern line of said Lot 1, being also the Southwestern line of Lot 2 of said “Resubdivision Plat of Riverport Tract 7”, to the most Eastern corner of said Lot 1; thence South 66 degrees 50 minutes 00 seconds West 1273.47 feet along the Southeastern line of said Lot 1, to its most Southern corner and the point of beginning.
PARCEL NO. 2: Non-Exclusive easements to use all private roadways as set forth in the First Revised and Restated Riverport Project Trust Indenture recorded in Book 8191 page 380, as amended by instruments recorded in Book 8465 page 1068, Book 9013 page 1955, Book 10263 page 1872, Book 10694 page 1881, and Book 11104 page 991, Book 11304 page 1396, Book 11890 page 2353 and Book 15124 page 654 St. Louis County Records.
PARCEL NO. 3: Non-Exclusive easements, according to Infrastructure Easement Agreement recorded on July 22, 1994, in Book 10263 page 1910, St. Louis County Records.
PARCEL NO. 4: Easements (Levee Easement), according to instrument recorded on July 22, 1994, in Book 10263 page 1895 St. Louis County Records.
PARCEL NO. 5: Non-exclusive, perpetual, irrevocable appurtenant easement for vehicle and pedestrian access, ingress and egress as set forth in Book 10263 page 1926 and as amended in the Amended and Restated Roadway Easement Agreement recorded in Book 10694 page 1908.

Exhibit C
FORM OF FIRST AMENDMENT TO MEMORANDUM OF LEASE

Exhibit F
LEGAL DESCRIPTION OF LAS VEGAS LAND ASSEMBLAGE
CEOC

PARCEL 17: (APN 162-16-410-033)

Lots 79 and 80 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

PARCEL 18: (APN 162-16-410-036)

Lots 84 and 85 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 19: (APN 162-16-410-037)

Lots 86 and 87 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

PARCEL 20: (APN 162-16-410-038)

Lots 88 and 89 in Block 4 of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.

Excepting therefrom that portion thereof conveyed to the County of Clark by that Grant Deed recorded November 19, 1958, in Book 178 as Document No. 145336, of Official Records.

HOLE IN THE WALL
PARCEL 11: (APN 162-16-410-050)
That portion of the North Half (N ½) of Section 21, Township 21 South, Range 61 East, M.D.M., more particularly described as follows:
Lot Three (3) as shown on file in File 62 of Parcel Maps, Page 64 in the office of the County Recorder, Clark County, Nevada.
AND (APN 162-21-110-001)
Lots One (1) and Two (2) in Block One (1) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the office of the County Recorder, Clark County, Nevada.
Excepting therefrom that portion as conveyed to Clark County by Deed recorded June 8, 1983, in Book 1747 as Document No. 1706535, of Official Records.

Further Excepting therefrom that portion as conveyed to Clark County by Deed recorded February 24, 1994, in Book 940224 as Document No. 00525, of Official Records.
Further Excepting therefrom that portion as relinquished to Clark County by that certain Resolution of Relinquishment of a portion of State Highway Right of Way recorded December 3, 2002, in Book 20021203 as Document No. 01508, of Official Records.
190 FLAMINGO
PARCEL 12: (APN 162-16-410-059)
PARCEL 12-1:
The South 160 feet measured along the West line of Lot 113 in Block 5 of FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
PARCEL 12-2:
The East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 FLAMINGO ESTATES SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada.
EXCEPTING from Parcels 1 and 2, that portion of land lying Southerly of the left or Northerly right-of-way line of SR-592 (Flamingo Road) and Easterly of the Westerly right-of-way line of Koval Lane; Said Northerly right-of-way line of SR-592 (Flamingo Road) and said Westerly right-of-way line of Koval Lane being more fully described as follows, to wit;
BEGINNING at the intersection of the left or Northerly right-of-way line of SR-592 (Flamingo Road) with the Westerly boundary line of the East 35 feet of the South 160 feet, measured along the East line of Lot 112 in Block 5 of FLAMING ESTATE SUBDIVISION, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, 61.64 feet left of and at right angles to Highway Engineer’s Station “GCW” 75+76.36 P.O.T.; Said Point of Beginning further described as bearing South 55°32’42” West, a distance of 235.20 feet from the North Quarter Corner of Section 21, Township 21 South, Range 61 East, M.D.M.; Thence from a tangent which bears North 89°59’03” East, curving to the right along said Northerly right-of way line, with a radius of 4,306 feet, through an angle of 1°06’38”, an arc distance of 83.46 feet to a point of reverse curvature; Thence from a tangent which bears South 88°54’19” East, curving to the left along said Northerly right-of-way line, with a radius of 54 feet, through an angle of 89°41’20”, an arc distance of 84.53 feet to a point, the last 7.76 feet being along the Westerly line of Koval Lane; Thence North 1°24’21” East, along said Westerly right of way line of Koval Lane, a distance of 74.85 feet to a point; Thence from a tangent which bears the last described course, curving to the right along said Westerly right-of-way line, with a radius of 106 feet, through an angle of 4°14’19”, an arc distance of 7.84 feet to an intersection with the North line of said Section 21, the Point of Ending 200.00 feet left of and at right angles to the centerline of SR-592 (Flamingo Road) at Highway Engineer’s Station “GCW” 77+13.39 P.O.T.; Said Point of Ending further described as bearing North 88°25’16” West, a distance of 53.17 feet from the North Quarter Corner of said Section 21.
(Deed Reference 20060602-0004546)
(APN 162-16-410-035)
Lot 83 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.
TOGETHER WITH that certain vacated walkway 10 feet wide adjoining said Land on the West boundary, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-034)
Lots 81 and 82 in Block Four (4) of FLAMINGO ESTATES, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH the Westerly portion of the 20 foot walkway 10 feet wide lying Easterly of Lot 82, as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, Official Records.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
PARCEL 13: (APN 162-21-102-006)
That portion of the Northwest Quarter (NW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B.&M., Clark County, Nevada, being more particularly described as follows:
COMMENCING at the Northeast corner of the Northwest Quarter (NW 1/4) of said Section 21 as delineated on that certain recorded Parcel Map performed by Ralph L. Kraemer at the instance of Richard Tam, et al, dated December 3, 1973 as Document No. 343769 in File 1 of Parcel Maps, Page 35 of Official Records, Clark County, Nevada;
THENCE South 0°20'17" East along the East line of the Northwest Quarter NW (1/4) of said Section 21 a distance of 250.20 feet to a point; THENCE North 88°01'45" West a distance of 40.03 feet to a point being the intersection of the South right of way line of Flamingo Road (Proposed 100.00 feet wide) and the West right of way line of Koval Lane (Present alignment 80.00 feet wide);
THENCE South 0°20;17: East along the West right of way line of said Koval Lane a distance of 710.58 feet to a point being the Northeast corner of Lot 2 as delineated on the aforementioned Ralph L. Kraemer Parcel Map; said point also being the TRUE POINT OF BEGINNING; THENCE continuing South 0°20'17" East a distance of 450.00 feet to a point;
THENCE North 88°01'45" West a distance of 453.25 feet to a point in the West line of said Lot 2; THENCE North 0°09'35" West along said West line a distance of 449.95 feet to a point being the Northwest corner of said Lot 2; THENCE South 88°01'45" East along the North line thereof a distance of 451.85 feet to the TRUE POINT OF BEGINNING.
(Deed reference 20041221-03152).
KOVAL INVESTMENT
PARCEL 14: (APN 162-21-202-006)
THAT PORTION OF THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS FOLLOWS:
LOT TWO (2) AS SHOWN BY MAP THEREOF IN FILE 1 OF PARCEL MAPS, PAGE 35, RECORDED DECEMBER 3, 1973 IN BOOK 384 AS DOCUMENT NO. 343769 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.
ALSO EXCEPTING THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769, RECORDED DECEMBER 3, 1973, AS FILE 1 OF PARCEL MAPS, PAGE 35, IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:
ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21; AND
ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.
FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST (NE) CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 AS DELINEATED ON THAT CERTAIN RECORDED PARCEL MAP PERFORMED BY RALPH L. KRAEMER AT THE

INSTANCE OF RICHARD TAM, ET AL, DATED DECEMBER 3, 1973 AS DOCUMENT NO. 343769 IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY, NEVADA;
THENCE SOUTH 0°20’17” EAST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 250.20 FEET TO A POINT;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 40.03 FEET TO A POINT BEING THE INTERSECTION OF THE SOUTH RIGHT OF WAY LINE OF FLAMINGO ROAD (PURPOSED 100.00 FEET WIDE) AND THE WEST RIGHT OF WAY LINE OF KOVAL LANE (PRESENT ALIGNMENT 80.00 FEET WIDE);
THENCE SOUTH 0°20’17” EAST ALONG THE WEST RIGHT OF WAY LINE OF SAID KOVAL LANE A DISTANCE OF 710.58 FEET TO A POINT BEING THE NORTHEAST CORNER (NE COR.) OF LOT TWO (2) AS DELINEATED ON THE AFOREMENTIONED RALPH L. KRAEMER PARCEL MAP;
SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING;
THENCE CONTINUING SOUTH 0°20’17” EAST A DISTANCE OF 450.00 FEET TO A POINT;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 453.25 FEET TO A POINT IN THE WEST LINE OF SAID LOT TWO (2);
THENCE NORTH 0°09’35” WEST ALONG SAID WEST LINE A DISTANCE OF 449.95 FEET TO A POINT BEING THE NORTHWEST CORNER (NW COR.) OF SAID LOT TWO (2);
THENCE SOUTH 88°01’45” EAST ALONG THE NORTH LINE THEREOF A DISTANCE OF 451.85 FEET TO THE TRUE POINT OF BEGINNING.
AND FURTHER EXCEPTING THEREFROM:
THAT PORTION OF THE EAST HALF (E ½) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;
THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;
THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);
THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.
AND FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;

THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;
THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;
THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;
THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.
(Deed reference 20060802-05266).
PARCEL 15: (APN 162-21-202-003)
THAT PORTION OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., ACCORDING TO THE OFFICIAL PLAT OF SAID LAND, ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST (NE) CORNER OF PARCEL NO. TWO (2) OF THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS, PAGE 35, OFFICIAL RECORDS, CLARK COUNTY RECORDER’S OFFICE;
THENCE SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 450 FEET TO THE TRUE POINT OF BEGINNING AND BEING THE SOUTHEAST (SE) CORNER OF SAID LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, BY LEASE RECORDED DECEMBER 15, 1977 AS DOCUMENT NO. 782567 OF OFFICIAL RECORDS;
THENCE CONTINUING SOUTH 0°20’17” EAST ON THE EAST LINE OF SAID PARCEL NO. TWO (2) A DISTANCE OF 425 FEET;
THENCE NORTH 88°01’45” WEST A DISTANCE OF 160 FEET;
THENCE NORTH 0°20’17” WEST A DISTANCE OF 425 FEET TO A POINT IN THE SOUTH LINE OF THE LAND LEASED TO MINI-PRICE MOTOR INN JOINT VENTURE-LAS VEGAS II, A JOINT VENTURE, REFERRED TO ABOVE;
THENCE SOUTH 88°01’45” EAST ON SAID SOUTH LINE A DISTANCE OF 160 FEET TO THE TRUE POINT OF BEGINNING.
(Deed reference 20060802-05266).
PARCEL 16: (APN 162-21-202-007)
THAT PORTION OF THE EAST HALF (E ½) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., IN THE COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, SAID SOUTHEAST CORNER BEING THE TRUE POINT OF BEGINNING;
THENCE NORTH 00°20’17” WEST ALONG THE EAST LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21 A DISTANCE OF 708.19 FEET TO A POINT IN THE EASTERLY PROLONGATION OF THE NORTH LINE OF THE SOUTH 7.00 ACRES OF THAT CERTAIN PARCEL OF LAND SHOWN AS PARCEL TWO (2) (AFTER DEDICATION OF THE SPANDREL AREA) ON THAT CERTAIN PARCEL MAP ON FILE IN FILE 1 OF PARCEL MAPS AT PAGE 35, IN THE OFFICIAL RECORDS BOOK NO. 384, CLARK COUNTY, NEVADA RECORDS;

THENCE NORTH 89°50’36” WEST ALONG SAID EASTERLY PROLONGATION AND SAID NORTH LINE, BEING PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21, A DISTANCE OF 494.29 FEET TO A POINT IN THE WEST LINE OF SAID PARCEL TWO (2);
THENCE SOUTH 00°09’35” EAST ALONG THE WEST LINE OF SAID PARCEL TWO (2) AND ITS SOUTHERLY PROLONGATION A DISTANCE OF 708.18 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
THENCE SOUTH 89°50’36” EAST ALONG SAID SOUTH LINE A DISTANCE OF 496.49 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT THE EAST 40 FEET AND THE SOUTH 40 FEET THEREOF CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES.
ALSO EXCEPT THEREFROM THAT CERTAIN SPANDREL AREA DEDICATED BY INSTRUMENT NO. 343769 RECORDED DECEMBER 3, 1973 AS FILE 1 OF PARCEL MAPS, PAGE 35 IN OFFICIAL RECORDS BOOK NO. 384 OF CLARK COUNTY, NEVADA RECORDS, SAID SPANDREL AREA BEING BOUNDED AS FOLLOWS:
ON THE SOUTH BY THE NORTH LINE OF THE SOUTH 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21;
ON THE EAST BY THE WEST LINE OF THE EAST 40 FEET OF THE NORTHWEST QUARTER (NW ¼) OF SAID SECTION 21; AND
ON THE NORTHWEST BY THE ARC OF A CURVE HAVING A RADIUS OF 20.00 FEET, CONCAVE NORTHWESTERLY, BEING TANGENT TO THE NORTH LINE OF SAID SOUTH 40 FEET AND TO THE WEST LINE OF SAID EAST 40 FEET.
(Deed reference 20060802-05266).
TRB FLAMINGO LLC
PARCEL 8: (APN 162-16-410-042, 046, 047 and 090)
Lots 94, 95, 100, 101, 102 and 103 in Block Five (5) and Lots 75 and 76 in Block Four (4) of Flamingo Estates, as shown by map there on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada
Together with those portions of Albert Avenue and Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Together with those portions Audrie Street and the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.
AND (APN 162-16-410-048)
Lot 105 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Excepting therefrom the South 10 feet as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.
And further excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
Together with the following described parcel:
Lot 104 in Block Five (5) of Flamingo Estates as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom that portion as conveyed to Clark County by Deed recorded December 31, 1973, in Book 391 as Document No. 350018, of Official Records, further described as follows:
The South Ten feet (10.00’) of Lot One Hundred Four (104) in Block Five (5) of Flamingo Estates as shown by map on file in Book 5, of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada; together with that certain spandrel or radius in the Southwest corner of said Lot One Hundred Four (104); Bounded on the Northeasterly side by a curve concave to the Northeast having a radius of 22.00 feet that is tangent at its Easterly extremity to a line parallel with and distant North 10.00 feet from the South line of said Lot One Hundred Four (104) and tangent at its Northerly extremity to the West line of said Lot One Hundred Four (104); bounded on the South side by the North line of the South 10.00 feet of said Lot One Hundred Four (104) and bounded on the West side by the West line of said Lot One Hundred Four (104). Excepting that portion previously conveyed by Flamingo estates above mentioned.
Also excepting therefrom that portion of said parcels as conveyed to the State of Nevada by documents October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
Together with that portion of Audrie Street as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Also together with the following described parcel:
Lot One Hundred Six (106) in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Excepting therefrom the Easterly 14 feet.
Further excepting therefrom the Westerly 20 feet of the Easterly 34 feet, not including the Southerly 135.50 feet.
Further excepting therefrom the South 10 feet of said Lot One Hundred Six (106), excepting the East 14 feet thereof, as conveyed to Clark County, Nevada by deed recorded January 21, 1977 in Book 699 as Document No. 658664, of Official Records, Clark County, Nevada.
Also excepting therefrom that portion of said parcel as conveyed to the State of Nevada by document recorded October 10, 1995 in Book 951010 as Document No. 00032, of Official Records, Clark County, Nevada.
AND (APN 162-16-410-043)
Lot 96 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.
Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada, further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 661.56 feet; thence South 01°36’34” West, departing said centerline, 30.00 feet to a point of the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; thence continuing South 01°36’34” West, 145.00 feet; thence North 88°23’26” West, 170.00 feet; thence North 01°36’34” East, 145.00 feet; thence South 88°23’26” East, 170.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-044)
Lot 97 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder, Clark County, Nevada.

Together with that portion of the vacated alley lying adjacent to said lots as vacated by that certain Order of Vacation recorded June 21, 1962 in Book 368 as Document No. 297340, of Official Records, Clark County, Nevada.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-045)
Lots 98 and 99 in Block Five (5) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22 in the Office of the County Recorder of Clark County, Nevada, said land being further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; Thence South 88°23’26” East along the centerline of said Albert Street, 491.56 feet; Thence South 01°36’34” West, departing said centerline, 30.00 feet to a point on the Southerly right-of-way line of Albert Avenue, said point also being the Point of Beginning; Thence continuing South 01°36’34” West, 145.00 feet; Thence North 88°23’26” West, 150.00 feet; Thence North 01°36’34” East, 145.00 feet; Thence South 88°23’26” East, 150.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
AND (APN 162-16-410-091)
Lots 77 and 78 in Block Four (4) of Flamingo Estates, as shown by map thereof on file in Book 5 of Plats, Page 22, in the Office of the County Recorder of Clark County, Nevada, further described as follows:
A portion of the Southeast Quarter (SE ¼) of the Southwest Quarter (SW ¼) of Section 16, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, being more particularly described as follows:
Commencing at the centerline intersection of Audrie Street and Albert Avenue; thence South 88°23’26” East along the centerline of said Albert Street, 146.56 feet; thence North 01°36’34” East, departing said centerline, 30.00 feet to a point on the Northerly right-of-way line of Albert Avenue, said point also being the Point of Beginning. Thence South 88°23’26” East along said right-of-way line 140.00 feet; thence North 01°36’34” East, departing said right-of-way, 145.00 feet; thence North 88°23’26” West, 140.00 feet; thence South 01°36’34” West, 145.00 feet to the Point of Beginning.
Together with that portion of Albert Avenue as vacated by that certain Order of Vacation, recorded December 11, 2012 as Instrument No. 201212110001382, of Official Records.
Together with that portion of the alley as vacated by that certain Order of Vacation, recorded February 14, 2012, in Book 20120214 as Document No. 01112, and Re-recorded February 16, 2012, in Book 20120216 as Document No. 01146 and Re-recorded March 23, 2012, in Book 20120323 as Document No. 01850, of Official Records.